As filed with the Securities and Exchange Commission on February 3, 2016
Registration File No. 333-
Registration File No. 811-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-2
☒   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐   Pre-Effective Amendment No.
☒   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐   Amendment No.
NorthStar Real Estate Capital Income Fund-T
(Exact name of registrant as specified in charter)
399 Park Avenue, 18th Floor
New York, New York 10022
(Address of principal executive offices)
(212) 547-2600
(Registrant’s telephone number, including area code)
Daniel R. Gilbert
Chief Executive Officer and President
399 Park Avenue, 18th Floor
New York, New York 10022
(212) 547-2600
(Name and address of agent for service)
COPY TO:
Clifford R. Cone, Esq.
Jefferey D. LeMaster, Esq.
Clifford Chance US LLP
31 W 52nd Street
New York, New York 10019
(212) 878-8000
Approximate date of proposed public offering:   As soon as practicable after the effective date of this Registration Statement.
If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.   ☒
It is proposed that this filing will become effective (check appropriate box):
☐   when declared effective pursuant to section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares of Beneficial Interest, $0.001 par value per share	20,000,000	$9.4688	$189,376,000	$19,070

(1)
Estimated pursuant to Rule 457(o) under the Securities Act of 1933, as amended, solely for the purpose of calculating the registration fee.

☒
The members of the Board of Trustees of NorthStar Real Estate Capital Income Master Fund have also executed this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED FEBRUARY 3, 2016
PRELIMINARY PROSPECTUS
Maximum Offering of 20,000,000 Common Shares
NorthStar Real Estate Capital Income Fund-T
Common Shares of Beneficial Interest
NorthStar Real Estate Capital Income Fund-T (the “Trust”), is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Trust is a “feeder” in a “master-feeder” structure.
The Trust is offering on a continuous basis up to 20,000,000 common shares of beneficial interest, par value $0.001 (the “Shares”), at an initial offering price of  $9.47 per Share.
Investment Objectives.   The Trust’s primary investment objectives are to generate attractive and consistent income through cash distributions and preserve and protect shareholders’ capital, with a secondary objective of capital appreciation. There can be no assurance that the Trust will achieve its investment objectives.
Principal Investment Strategies.   The Trust will invest substantially all of its assets in NorthStar Real Estate Capital Income Master Fund (the “Master Fund”), a separate, newly organized, non-diversified, closed-end management investment company that is registered under the 1940 Act, with the same investment objectives as the Trust. Each of the Trust and the Master Fund intends to qualify as a regulated investment company (a “RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes beginning with the taxable year ending December 31, 2016.
The Master Fund intends to invest at least 80% of the Master Fund’s net assets (plus the amount of leverage for investment purposes) in a diversified portfolio of real estate and real estate-related investments, which will be comprised of: (i) commercial real estate (“CRE”) debt, including first mortgage loans, subordinate mortgage and mezzanine loans, participations in such loans and preferred equity interests; (ii) select CRE equity investments, including (a) direct investments in CRE and (b) indirect ownership in CRE through private equity investments (“PE Investments”) and other joint ventures; and (iii) CRE securities, such as commercial mortgage-backed securities (“CMBS”), unsecured debt of publicly-traded real estate investment trusts (“REITs”) and collateralized debt obligation (“CDO”) notes. Although the Master Fund does not intend to operate as a “diversified” investment company within the meaning of the 1940 Act, the Advisors (as defined below) believe the Master Fund will achieve diversification by investing across asset types, property types and geographic locations. The Master Fund’s lending focused investment strategy emphasizes its primary investment objectives to generate attractive and consistent income through cash distributions and preserve and protect shareholders’ capital and its secondary investment objective of capital appreciation from its investments. The Master Fund may invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” securities or “junk bonds,” may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. For a further discussion of the Master Fund’s principal investment strategies, see “Investment Objectives and Strategies.”
(continued on page i)
The offering period of the Trust will end on or before one year from the date the Trust commences sales to non-affiliates of NorthStar (as defined below), unless otherwise extended for up to 90 days by the Board (as defined below).
Unlisted Closed-End Fund.   An investment in the Trust is subject to, among others, the following risks:
•
The Trust intends to implement a share repurchase program, but only a limited number of the Trust’s Shares may be eligible for repurchase. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until the Trust completes a liquidity event. The Trust’s board of trustees (the “Board”) or the Master Fund’s board of trustees (the “Master Fund Board”) may suspend or terminate the share repurchase program at any time. See “Share Repurchase Program.”

•
Although the Trust may complete a liquidity event approximately five years after the completion of this offering, or at such earlier time as the Board may determine, taking into consideration market conditions and other factors, there can be no assurance that there will be a liquidity event at all. As a result of the foregoing, an investment in Shares is not suitable if you need access to the money you invest. See “Share Repurchase Program” and “Liquidity Strategy.”

•
Because you may be unable to sell your Shares, you may be unable to reduce your exposure to the Trust in any market downturn.

•
The Master Fund has not identified any specific investments that it will make with the proceeds from this offering, and you will not have the opportunity to evaluate the Master Fund’s investments prior to purchasing Shares. As a result, the Trust’s offering may be considered a “blind pool” offering.

•
Initially, the Trust expects that some of its distributions will be paid to holders of the Trust’s Shares (“Shareholders”) from the proceeds from this offering and, more specifically, from the proceeds from the purchase of Shares pursuant to a distribution support agreement (the “Distribution Support Agreement”) between the Master Fund and NorthStar Realty Finance Corp. (“NorthStar Realty”), a publicly-traded REIT managed by an affiliate of NorthStar Asset Management Group Inc. (“NorthStar”). Additionally, some distributions may be paid through the partial waiver of fees by the Advisors (as defined below). You should understand that any such distributions would not be based on the investment performance of the Trust, investing through the Master Fund, and would be sustained only if the Trust, investing through the Master Fund, achieves positive investment performance in future periods. Distributions funded from offering proceeds pursuant to the Distribution Support Agreement may constitute a return of capital, which will result in a Shareholder recognizing additional gain upon the sale of Shares, including in situations in which a Shareholder may have suffered an overall loss on an investment in Shares. After the Distribution Support Agreement has terminated, the Master Fund and, consequently, the Trust may not have sufficient cash available to pay distributions at the rate it had paid during preceding periods or at all.

•
Shares are subject to a distribution and servicing fee at an annualized rate of 1.0% of the NAV per Share (as defined below). Because the distribution and servicing fee is paid out of Trust assets on a monthly basis, over time this fee will increase the cost of an investment in the Trust. During the period when Shares are subject to the distribution and servicing fee, distributions paid with respect to all Shares will be reduced by the amount of distribution and servicing fees paid.

•
Shares are highly illiquid and appropriate only as a long-term investment. An investment in Shares should be considered only by investors who can assess and bear the illiquidity and other risks associated with such an investment. See “Summary of Terms — Suitability Standards” and “Summary of Terms — Risk Factors.” Purchasers of Shares are subject to immediate dilution as a result of selling commissions and dealer manager fees paid by such purchasers and offering expenses the Trust will incur in connection with this offering. In addition, because the Trust intends to continuously issue Shares in this offering, you may experience additional dilution in the net asset value of your Shares. A Shareholder’s interest in the Trust will be diluted if the Trust issues additional Shares, which could reduce the overall value of an investment in the Trust.

Investing in Shares involves a high degree of risk. See “Risk Factors” beginning on page 56 of this prospectus.

	Per Share	Total
Public Offering Price(1)	$9.47	$189,376,000
Sales Load(2)	$0.38	$7,600,000
Proceeds to the Trust (Before Expenses)(3)	$9.09	$181,776,000

(1)
Assumes all Shares are sold at the initial offering price of  $9.4688 per Share (rounded to the nearest whole cent throughout this prospectus), which is subject to adjustment based upon, among other things, the Trust’s net asset value per Share (“NAV per Share”). Shares will be sold at a public offering price equal to the Trust’s NAV per Share, plus the Sales Load (as defined below) and organization and offering expenses discussed in Notes 2 and 3, respectively, below. See “Plan of Distribution.”

(2)
“Sales Load” includes the maximum selling commissions and dealer manager fees. These amounts have been rounded to the nearest whole cent. The actual maximum Sales Load will be calculated using a percentage of the gross investment amount equal to selling commissions of 2.0% and dealer manager fees of 2.0% for the purchase of Shares. In addition, beginning the first month after the close of the offering, Shares will be subject to a distribution and servicing fee at an annualized rate of 1.0% of the NAV per Share in order to compensate the dealer manager (as defined below) and participating broker-dealers and investment representatives for services and expenses related to the marketing, sale and distribution of the Trust. Because the distribution and servicing fee is paid out of Trust assets on a monthly basis, over time this fee will increase the cost of an investment in the Trust. The distribution and servicing fee is considered a Trust expense and, consequently, is not included in the Sales Load. The Trust will cease incurring a distribution and servicing fee at the earlier of: (i) the date at which the underwriting compensation for all sources, including the distribution and servicing fees and underwriting compensation paid by the Trust and Shareholders, equals 8.0% of the aggregate gross proceeds raised in the offering, (ii) the date when the written shareholder distribution and servicing plan between the Trust and the dealer manager (the “Distribution and Shareholder Servicing Plan”) terminates or is not continued, or (iii) the date at which a liquidity event (as defined below) occurs. See “Plan of Distribution — Compensation of the Dealer Manager and Selected-Broker Dealers.”
(3)
The Trust estimates that it will incur approximately $1.82 million of organization and offering expenses in connection with this offering if the maximum number of Shares is sold. The Advisor (as defined below) has agreed to limit the amount of “Organization and Offering Expenses” incurred by the Trust to 1.0% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees. Shareholders will indirectly bear such fees and expenses.

Because Shareholders will pay selling commissions and dealer manager fees of up to 4.0% and the Trust will bear organization and offering expenses of up to 1.0%, if a Shareholder invests $100 in Shares and pays the full Sales Load, approximately $95.00 of the Shareholder’s investment will actually be used by the Trust for investment in the Master Fund. As a result, based on the initial public offering price of  $9.47 per Share, a Shareholder would have to experience a total net return on their investment of 5.26% in order to recover these expenses. See “Plan of Distribution.”

(continued from cover page)
Certain direct and indirect equity investments in CRE may be made through the Master Fund’s private REIT (the “REIT Subsidiary”), that intends to invest through wholly owned special purpose vehicles in properties with a focus on consistent income and quality locations to strong borrowers. The REIT Subsidiary may also invest in CRE debt and securities. Investment through the REIT Subsidiary involves risks, including the risk that the failure of the REIT Subsidiary to qualify as a REIT for U.S. federal income tax purposes will have adverse tax consequences on the REIT Subsidiary and may adversely affect the performance of the Master Fund and, consequently, the Trust. For a further discussion of the Master Fund’s principal investment strategies, see “Investment Objectives and Strategies.”
Structure.   The Trust will pursue its investment objectives by investing substantially all of the net proceeds from this offering in common shares of the Master Fund (“Master Fund Shares”). The Master Fund will make the investments described in this prospectus with the proceeds it receives from the Seed Capital Investment (as defined below) and from the issuance of Master Fund Shares to the Trust and any other investment company registered under the 1940 Act that has a principal investment strategy of investing substantially all of its assets in the Master Fund. The Trust currently intends to limit the number of Shares it sells pursuant to this offering to 20,000,000 Shares in the aggregate, not including any Shares issued pursuant to the Trust’s distribution reinvestment plan (the “DRP”).
Investment Advisers.   NSAM B-RECF Ltd (the “Advisor”), a private investment firm that will be registered as an investment adviser with the Securities and Exchange Commission (the “SEC”), under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Trust’s and Master Fund’s investment adviser and will be responsible for overseeing the management of the Trust’s and Master Fund’s activities, including investment strategies, investment goals, asset allocation, leverage limitations and other guidelines in addition to the general monitoring of the Trust’s and Master Fund’s portfolios, subject to the oversight of the Board and the Master Fund Board. NSAM US-RECF, LLC (the “Co-Advisor”, and together with the Advisor, the “Advisors”), an affiliate of the Advisor, serves as the Trust’s and Master Fund’s co-advisor and will assist the Advisor with the day-to-day activities and the management and monitoring of investments for the Trust’s and the Master Fund’s portfolios, subject to the oversight of the Advisor. Each of the Advisors is an affiliate of NorthStar, a leading global asset management firm with approximately $38 billion in assets under management as of September 30, 2015, as adjusted for acquisitions and commitments to purchase through November 4, 2015, that focuses on strategically managing real estate and alternative investment platforms in the United States and internationally.
Securities Offered.   The Trust is offering on a continuous basis up to 20,000,000 Shares at a public offering price equal to the Trust’s then current NAV per Share, plus Organization and Offering Expenses, plus selling commissions and dealer manager fees of up to 2.0% and 2.0%, respectively, of the gross investment amount. NorthStar Securities, LLC (“NorthStar Securities”), an affiliate of the Advisor, also referred to herein as the dealer manager, acts as dealer manager for the Trust’s offering of Shares on a best efforts basis, subject to various conditions but not subject to a contingency of any kind, and is not required to sell any specific number or dollar amount of Shares. See “Plan of Distribution.” The minimum initial investment is $4,000. Shares may be purchased on a bi-monthly basis, each, a “Bi-Monthly Closing.” The Trust will accept purchases of Shares as of each Bi-Monthly Closing. The Trust does not issue Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable Bi-Monthly Closing. Consequently, purchase proceeds do not represent capital of the Trust, and do not become assets of the Trust, until the date of the applicable Bi-Monthly Closing. The Trust intends to terminate this offering at such time as the Master Fund has reached the maximum offering of Shares, regardless of whether the Trust has sold all Shares registered in this offering. See “Plan of Distribution.” The Master Fund’s maximum offering of its Master Fund Shares is 300,000,000.
Investors will pay selling commissions of up to 2.0% and dealer manager fees of up to 2.0% of the gross investment amount for the purchase of Shares. No selling commissions or dealer manager fees will be paid in connection with sales under the DRP. In addition, beginning the first month after the close of the offering, Shares will be subject to a distribution and servicing fee at an annualized rate of 1.0% of the NAV per Share in order to compensate the dealer manager and participating broker-dealers and investment representatives for services and expenses related to the marketing, sale and distribution of the Trust.
i

Because the distribution and servicing fee is paid out of Trust assets on a monthly basis, over time this fee will increase the cost of an investment in the Trust. The Trust will cease incurring a distribution and servicing fee at the earlier of: (i) the date at which the underwriting compensation from all sources, including the distribution and servicing fee and underwriting compensation paid by the Trust and Shareholders, equals 8.0% of the aggregate gross proceeds raised in the offering, (ii) the date when the Distribution and Shareholder Servicing Plan between the Trust and the dealer manager terminates or is not continued, or (iii) the date at which a liquidity event occurs.
Seed Capital Investments.   NorthStar Realty has invested $2 million in the Master Fund (the “Seed Capital Investment”) in exchange for Master Fund Shares. The Master Fund Shares issued to NorthStar Realty for its Seed Capital Investment and the Master Fund Shares issued to the Trust and any other investment company registered under the 1940 Act which has a principal investment strategy of investing substantially all of its assets in the Master Fund, possess identical characteristics, rights, priorities and preferences. In addition, NorthStar will purchase $100,000 of the Shares for purposes of satisfying the seed capital regulatory requirement under the 1940 Act. These Shares will be acquired prior to the Trust’s effectiveness, and will be purchased at a price that will not be less than the initial public offering price for the Shares (net of selling commissions and dealer manager fees that apply to the Shares).
This prospectus sets forth concisely important information about the Trust and the Master Fund that a prospective investor should know before investing in Shares. Investors are advised to read this prospectus carefully and to retain it for future reference. The Trust will file annual, quarterly and current reports, proxy statements and other information about it with the SEC. The SEC also maintains a website at http://www.sec.gov that contains such information. This information will also be available free of charge by contacting the Trust at 399 Park Avenue, 18th Floor, New York, NY 10022, or by telephone at (212) 547-2600, or the Trust website at http://www.northstarsecurities.com/crefund/. Information contained on the website is not incorporated by reference into this prospectus and you should not consider that information to be part of this prospectus.
Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.
Neither the SEC nor any state securities commission has approved or disapproved the investment merit of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
NorthStar Securities, LLC
The date of this prospectus is            , 2016.

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement the Trust filed with the SEC, using a continuous offering process, to raise capital. Periodically, as the Trust makes material investments through the Master Fund or has other material developments, it will provide a prospectus supplement or may amend this prospectus to add, update or change information contained in this prospectus.
Any statement that the Trust makes in this prospectus will be modified or superseded by any inconsistent statement made by the Trust in a subsequent prospectus supplement. The registration statement filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Available Information.”
You should rely only on the information contained in this prospectus. Neither the Trust nor the dealer manager has authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or issuance of the Shares. If there is a material change in the Trust’s affairs, it will amend or supplement this prospectus.

Summary of Terms
This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Trust. Before investing, a prospective investor in the Trust should carefully read the more detailed information appearing elsewhere in this prospectus.
THE TRUST
NorthStar Real Estate Capital Income Fund-T (the “Trust”), is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Trust is a “feeder” in a “master-feeder” structure. The Trust intends to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes beginning with the taxable year ending December 31, 2016. The Trust’s primary investment objectives are to generate attractive and consistent income through cash distributions and preserve and protect shareholders’ capital, with a secondary objective of capital appreciation. There can be no assurance that the Trust will achieve its investment objectives.
THE MASTER FUND
NorthStar Real Estate Capital Income Master Fund (the “Master Fund”), is a newly organized Delaware statutory trust that is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Master Fund has the same investment objectives as the Trust. There can be no assurance that the Master Fund will achieve its investment objectives. The Master Fund may have investors in addition to the Trust from time to time that may (individually or in the aggregate) own a greater percentage of the Master Fund than is owned by the Trust. NorthStar Real Estate Capital Income Fund, a feeder fund of the Master Fund, expects to commence a public offering as soon as practicable, following the commencement of operations of the Master Fund. The Master Fund intends to qualify as a RIC under Subchapter M of the Code for U.S. federal income tax purposes beginning with the taxable year ending December 31, 2016.
THE ADVISORS
NSAM B-RECF Ltd (the “Advisor”), a Bermuda exempted limited company, serves as the investment adviser of the Trust and Master Fund, and will be a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), prior to the commencement of this offering. Pursuant to a separate investment advisory agreement with each of the Trust (the “Trust Advisory Agreement”) and the Master Fund (the “Master Fund Advisory Agreement”), the Advisor oversees the management of the Trust’s and Master Fund’s activities, respectively, including investment strategies, investment goals, asset allocation, leverage limitations and other guidelines in addition to the general monitoring of the Trust’s and Master Fund’s portfolios, subject to the oversight of the Trust’s Board of Trustees (the “Board”) and the Master Fund’s Board of Trustees (the “Master Fund Board”). The Advisor also provides asset management, marketing, investor relations and other administrative services, including certain accounting services and maintenance of certain books and records, on behalf of the Trust and the Master Fund pursuant to the Trust Advisory Agreement and the Master Fund Advisory Agreement, respectively.
In accordance with the Master Fund Advisory Agreement and the Trust Advisory Agreement, the Advisor will be reimbursed for certain expenses it or its affiliates incur in connection with providing services to the Trust or the Master Fund, as provided for in the Master Fund Advisory Agreement and the Trust Advisory Agreement, respectively. The Trust and the Master Fund will also reimburse the Advisor for routine non-compensation overhead expenses incurred by the Advisor in performing administrative services for the Trust and Master Fund. For a description of the expenses subject to reimbursement, see “Trust and Master Fund Expenses.”
NSAM US-RECF, LLC (the “Co-Advisor”), a Delaware limited liability company, serves as co-advisor of the Trust and Master Fund, and will be a registered investment adviser under the Advisers Act prior to the commencement of this offering. Pursuant to separate co-advisory agreements with the Advisor and the Trust and the Advisor and the Master Fund, the Co-Advisor will assist the Advisor with the day-to-day activities and the sourcing, management and monitoring of investments for the Trust’s and the Master Fund’s portfolios, subject to the oversight of the Advisor (the “Trust Co-Advisory Agreement” and the “Master Fund Co-Advisory Agreement,” respectively). The investment committee of the Advisor retains ultimate responsibility for all investment decisions of the Trust and the Master Fund. The Co-Advisor will also furnish the Trust and Master Fund with office facilities and equipment, and will assist the Advisor with the provisions of clerical, bookkeeping and record keeping and other administrative services pursuant to the Trust-Co Advisory Agreement and the Master Fund Co-Advisory Agreement, respectively. In addition, the Co-Advisor will perform the calculation and publication of the Master Fund’s NAV, and oversee the preparation and filing of the Master Fund’s tax returns, the payment of the Master Fund’s expenses and the performance oversight of various third party service providers.
In accordance with the Master Fund Co-Advisory Agreement and the Trust Co-Advisory Agreement, the Co-Advisor will be reimbursed for certain expenses it or its affiliates incur in connection with providing services to the Trust or the Master Fund, as provided for in the Master Fund Co-Advisory Agreement and the Trust Co-Advisory Agreement, respectively. The Trust and the Master Fund will also reimburse the Co-Advisor for routine non-compensation overhead expenses incurred by the Co-Advisor in performing administrative services for the Trust and Master Fund. For a description of the expenses subject to reimbursement, see “Trust and Master Fund Expenses.”

Each of the Advisors is an affiliate of NorthStar (as defined below) and does not have employees. However, each of the Advisors has entered into a staffing agreement with one or more affiliates of NorthStar (the “Advisor Staffing Agreement” and the “Co-Advisor Staffing Agreement,” and collectively, the “Staffing Agreements” and each, a “Staffing Agreement”), under which NorthStar’s affiliates will agree to make certain senior management and other personnel available to the Advisors to perform services for the Trust and Master Fund.
Although the Advisors have no operating history, they will be led by an experienced senior management team of investment professionals with, on average, over 23 years of operational and management experience in the commercial real estate and alternative investment management industries, including David T. Hamamoto, Albert Tylis, Daniel R. Gilbert, Debra A. Hess and Ronald J. Lieberman.
In executing on its business strategy, the Master Fund will benefit from the Advisors’ affiliation with NorthStar Asset Management Group Inc. (“NorthStar”), a leading global asset management firm with approximately $38 billion in assets under management as of September 30, 2015, as adjusted for acquisitions and commitments to purchase through November 4, 2015, that focuses on strategically managing real estate and alternative investment platforms in the United States and internationally.
NorthStar currently manages six publicly-registered investment platforms. These platforms include NorthStar Realty Finance Corp. (“NorthStar Realty”), a publicly-traded, diversified commercial real estate (“CRE”) company with approximately $16.5 billion in assets under management as of September 30, 2015, and NorthStar Realty Europe Corp. (“NorthStar Realty Europe” and together with NorthStar Realty, the “NorthStar Listed Companies”), a publicly-traded European CRE company with approximately $2.4 billion in assets under management as of September 30, 2015, each as adjusted for acquisitions and commitments to purchase through November 4, 2015, and four public, non-traded real estate investment trusts, which are referred to as NorthStar Non-Traded Companies: NorthStar Real Estate Income Trust, Inc. (“NorthStar Income”), NorthStar Real Estate Income II, Inc. (“NorthStar Income II”), NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”), and NorthStar/RXR New York Metro Real Estate, Inc. (“NorthStar/RXR”). We refer to NorthStar Non-Traded Companies collectively with the NorthStar Listed Companies and any future companies, funds or vehicles managed by NorthStar or its affiliates, as the Managed Companies. Through its management of these companies, the management team of NorthStar and its affiliates have developed significant expertise in operating publicly-registered companies, including public company reporting, internal controls and risk management, legal and regulatory compliance, stock exchange requirements, fund management and operations. In addition, NorthStar’s senior management team has substantial experience in private debt, private equity and real estate investing.
As of September 30, 2015, NorthStar and its affiliates had approximately 360 employees located domestically and internationally, with its principal executive offices located in New York, New York and additional offices in Cleveland, Ohio, Denver, Colorado, Dallas, Texas, Bethesda, Maryland, Los Angeles, California, San Francisco, California, London, England, Luxembourg, Jersey, Hong Kong and Bermuda.
INVESTMENT OBJECTIVES
The Trust’s primary investment objectives are to generate attractive and consistent income through cash distributions and preserve and protect shareholders’ capital, with a secondary objective of capital appreciation. There can be no assurance that the Trust will achieve its investment objectives.
INVESTMENT STRATEGIES
The Trust seeks to achieve its investment objectives by investing substantially all of its assets in the Master Fund. Any assets of the Trust not invested in the Master Fund will be de minimis amounts of cash or cash equivalents to meet its ongoing expenses. All investments are made at the Master Fund level; therefore, the Trust’s investment results will correspond directly to the investment results of the Master Fund.
The Master Fund intends to invest primarily in a diversified portfolio of real estate and real estate-related investments, which, under normal circumstances, will represent at least 80% of the Master Fund’s net assets (plus the amount of leverage for investment purposes), including: (i) CRE debt, including first mortgage loans, subordinate mortgage and mezzanine loans, participations in such loans and preferred equity interests; (ii) select CRE equity investments, including (a) direct investments in CRE and (b) indirect ownership in CRE through private equity investments (“PE Investments”) and other joint ventures; and (iii) CRE securities, such as commercial mortgage-backed securities (“CMBS”), unsecured debt of publicly-traded real estate investment trusts (“REITs”) and collateralized debt obligation (“CDO”) notes. Although the Master Fund does not intend to operate as a “diversified” investment company within the meaning of the 1940 Act, the Advisors believe the Master Fund will achieve diversification by investing across asset types, property types and geographic locations. The Master Fund’s lending focused investment strategy emphasizes its primary investment objectives to generate attractive and consistent income through cash distributions and preserve and protect shareholders’ capital and its secondary investment objective of capital appreciation from its investments. The Master Fund cannot predict its portfolio composition because such composition will be dependent, in part, upon the then current CRE market, the investment opportunities it presents and available financing, if any, as well as other micro and macro market conditions. The Master Fund’s 80% policy may only be changed with 60 days’

prior notice to shareholders of the Master Fund (the “Master Fund Shareholders”). There can be no assurance that the Master Fund will achieve its investment objectives.
Certain direct and indirect equity investments in CRE may be made through the Master Fund’s private REIT (the “REIT Subsidiary”), which intends to invest through wholly owned special purpose vehicles in properties with a focus on consistent income and quality locations to strong borrowers. The REIT Subsidiary may also invest in CRE debt and securities. Investment through the REIT Subsidiary involves risks, including the risk that the failure of the REIT Subsidiary to qualify as a REIT will have adverse tax consequences on the REIT Subsidiary and may adversely affect the performance of the Master Fund and, consequently, the Trust.
The period that the Master Fund will hold its investments will vary depending on the type of asset, interest rates, investment performance, micro and macro real estate environment, capital markets and credit availability, among other factors. The Master Fund expects to hold debt investments until the stated maturity. The Master Fund may sell all or a partial ownership interest in an asset before the end of the expected holding period if the Master Fund believes that market conditions have maximized its value to the Master Fund or the sale of the asset would otherwise be in the best interests of the Master Fund Shareholders.
MARKET OPPORTUNITIES
The Advisors believe that the near and intermediate-term market for CRE lending and investments in CRE debt, select equity and securities investments continues to be compelling from a risk-return perspective. The Master Fund favors a strategy weighted toward targeting CRE debt investments that maximize current income, with significant subordinate capital and downside structural protections. The Advisors believe that the Master Fund’s lending-focused investment strategy, combined with the experience and expertise of the Advisors’ management team, will provide opportunities to: (i) originate loans with attractive current returns and strong structural features directly with borrowers, thereby taking advantage of market conditions in order to seek a desirable risk-return dynamic for the shareholders; (ii) make select CRE equity investments to participate in potential market and property upside; and (iii) purchase CRE debt and securities from third parties, in some instances at discounts to their face amounts (or par value). The Master Fund believes the combination of these strategies and the application of prudent leverage to its CRE investments may also allow it to: (i) realize appreciation opportunities in the portfolio and (ii) diversify its capital and enhance returns.
BORROWINGS
Subject to limitations imposed by the 1940 Act, the Trust may borrow money from time to time. Shareholders bear all costs and expenses incurred by the Trust either directly or indirectly, including such costs and expenses associated with any leverage incurred by the Trust.

The Master Fund may finance its investments to provide more cash available for investment and to generate improved returns. The Advisors believe that careful use of leverage will help the Trust and Master Fund enhance the returns on their investments. To the extent that the Master Fund determines it is appropriate to borrow funds to make investments, such as through secured credit facilities and issuing debt securities or other forms of leverage, the costs and expenses incurred in connection with the Master Fund’s leveraging strategies will be indirectly borne by the Trust’s Shareholders. The Master Fund’s ability to incur indebtedness is limited such that its asset coverage (as defined in the 1940 Act) must equal at least 300% immediately after each time it incurs indebtedness. Although it has no current intention to do so, the Master Fund may use leverage through the issuance of preferred shares (“Preferred Shares”) so long as the Master Fund maintains asset coverage (as defined in the 1940 Act) equal to at least 200% immediately after each issuance of Preferred Shares. The Master Fund’s use of leverage is subject to risks and may cause the Master Fund’s net asset value (“NAV”) and distributions to be more volatile than if leverage was not used. There can be no assurance that the Master Fund’s leveraging strategies will be successful. See “Risk Factors — The Master Fund may use leverage in connection with its investments, which may increase the risk of loss associated with its investments.”
In addition to any indebtedness incurred by the Master Fund, the special purpose vehicles that are wholly owned by the Master Fund or any subsidiary of the Master Fund, including the REIT Subsidiary, may also utilize leverage, including by mortgaging properties held by the special purpose vehicles, or by acquiring property with existing debt. Any such borrowings will generally be the sole obligation of each respective special purpose vehicle, without any recourse to any other special purpose vehicle, the REIT Subsidiary, the Master Fund, the Trust or its assets, and the Master Fund will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage unless the financial statements of the special purpose vehicle, or the subsidiary of the Master Fund that owns such special purpose vehicle, will be consolidated in accordance with Regulation S-X and other accounting rules. If cash flow is insufficient to pay principal and interest on a special purpose vehicle’s borrowings, a default could occur, ultimately resulting in foreclosure of any security instrument securing the debt and a complete loss of the investment, which could result in losses to the REIT Subsidiary and, therefore, to the Master Fund and the Trust.
To the extent that subsidiaries of the Master Fund, including the REIT Subsidiary, directly incur leverage in the form of debt (as opposed to non-recourse borrowings made through special purpose vehicles), the amount of such recourse leverage used by the Master Fund and such subsidiaries, including the REIT Subsidiary, will be consolidated and treated as senior securities for purposes of complying with the 1940 Act’s limitations on leverage by the Master Fund. Accordingly, it is the Master Fund’s present intention to utilize leverage through debt or borrowings in an amount not to exceed 33 1∕3% of the Master Fund’s total assets (i.e., maintain 300% asset coverage), less the amount of any direct debt or borrowing by subsidiaries of the Master Fund, including the REIT Subsidiary, if any. Because the REIT Subsidiary’s preferred shares represent a small amount of leverage by the REIT Subsidiary, such leverage will also be consolidated for purposes of complying with the 1940 Act’s limitations on the Master Fund’s ability to issue preferred shares. See “Investment Objectives and Strategies — Borrowing Policy.”
MANAGEMENT AND INCENTIVE FEES
In light of the Advisor’s arrangement with the Master Fund and the fact that the Trust will seek to achieve its investment objectives by investing substantially all of its assets in the Master Fund, the Advisor will not charge the Trust a Management Fee and an Incentive Fee (as defined below) with respect to any period during which the only investment security held by the Trust is that of the Master Fund. As a result, as long as the Trust continues to invest in the Master Fund as part of a master-feeder arrangement, Shareholders will incur a single fee for the management services provided by the Advisor to the Trust and the Master Fund (without duplication). Pursuant to the Master Fund Advisory Agreement, and in consideration of the advisory services provided by the Advisor to the Master Fund, the Advisor is entitled to a fee consisting of two components — a base management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”), respectively.
The Management Fee is calculated at an annual rate of 2.0% of the Master Fund’s average gross assets, excluding cash and cash equivalents. The Management Fee is payable quarterly in arrears and is calculated based on the Master Fund’s average gross assets at the end of the two most recently completed calendar quarters (and, in the case of the Trust’s first quarter, the gross assets of such quarter-end).
The Incentive Fee is calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter.
The Incentive Fee will be subject to a quarterly fixed preferred return to investors, expressed as a rate of return on the value of the Master Fund’s adjusted capital, at the beginning of the most recently completed calendar quarter, of 1.75% (7.0% annualized), subject to a “catch-up” feature.
The Master Fund Co-Advisory Agreement provides that the Co-Advisor will receive a portion of the Management Fee payable to the Advisor under the Master Fund Advisory Agreement. On an annualized basis, the Advisor (and not the Trust or Master Fund) will pay to the Co-Advisor a co-advisory fee at a maximum rate of 50% of the Management Fee payable to the Advisor under the Master Fund Advisory Agreement with respect to each year, payable to the Co-Advisor quarterly in arrears.
For more information regarding these fees, see “Management and Incentive Fees.”
OPERATING EXPENSES
The Trust directly bears all expenses incurred in its operation, including amounts that the Trust reimburses to the Advisor and the Co-Advisor for services provided under the Trust Advisory Agreement and the Trust Co-Advisory Agreement, respectively, and indirectly bears its pro rata portion of all expenses incurred by the Master Fund based on its ownership of common shares of the Master Fund (“Master Fund Shares”), including amounts that the Master Fund reimburses to the Advisor and the Co-Advisor for services provided to the Master Fund under the Master Fund Advisory Agreement and the Master Fund Co-Advisory Agreement, respectively, and amounts payable to third-party service providers engaged by the Advisors on behalf of the Master Fund to provide, among other services, pricing services and accounting services. See “Summary of Fees and Expenses” and “Trust and Master Fund Expenses.”
DISTRIBUTIONS
Subject to the Board’s discretion and applicable legal restrictions, the Trust intends to authorize and declare distributions on a bi-monthly basis and pay such distributions on a monthly basis beginning no later than the first month after Shares are first sold to the public. The distributions are expected to be paid using distributions received from the Master Fund, net of any Trust operating expenses. Generally, the Master Fund intends to pay distributions from cash flow from operations. However, the Master Fund’s organizational documents permit it to pay distributions from any source, including borrowings, sales of assets and offering proceeds contributed to it by the Trust. Distributions may also be made in the form of taxable stock dividends. Additionally, some distributions may be paid through the partial waiver of fees by the Advisors.
During the period when the Shares are subject to the distribution and servicing fee, distributions paid with respect to all Shares, including those issued pursuant to the DRP, will be reduced because the amount available for distributions will be reduced by the amount of distribution and servicing fees paid.
For so long as each of the Trust and the Master Fund qualify as a RIC, neither the Trust nor the Master Fund will have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders out of its tax earnings and profits. In addition, in order to qualify for and maintain RIC tax treatment, each of the Trust and the Master Fund must distribute, on a timely basis with respect to each tax year, dividends of an amount at least equal to the sum of 90% of its

“investment company taxable income,” determined without regard to any deduction for dividends paid, and its net tax-exempt interest income for such tax year. See “Distributions.”
DISTRIBUTION SUPPORT AGREEMENT
Pursuant to a distribution support agreement (the “Distribution Support Agreement”) between the Master Fund and NorthStar Realty, NorthStar Realty has agreed to purchase up to an aggregate of  $10.0 million in Master Fund Shares, of which $2.0 million will be contributed to the Master Fund as the Seed Capital Investment, from time to time at the current NAV per Master Fund Share until the earlier of  (a) two (2) years from the date the Trust, or another investment company registered under the 1940 Act which has a principal investment strategy of investing substantially all of its assets in the Master Fund, commences an offering, or (b) the date upon which neither the Advisor nor any of its affiliates is serving as the Master Fund’s investment advisor. In no event shall NorthStar Realty be required to purchase in the aggregate greater than $10.0 million in Master Fund Shares, including the Seed Capital Investment. If the cash distributions the Master Fund pays during any month exceeds the Master Fund’s net investment income for such month, NorthStar Realty will purchase Master Fund Shares following the end of each month for an aggregate purchase price equal to the amount by which the distributions paid to the Master Fund Shareholders exceed the Master Fund’s net investment income for such month, up to an amount equal to a 7.0% cumulative, non-compounded annual return on Master Fund Shareholders’ invested capital prorated for such month. Notwithstanding NorthStar Realty’s obligations pursuant to the Distribution Support Agreement, the Master Fund is not required to pay distributions to the Master Fund Shareholders, including the Trust, at a rate of 7.0% per annum or at all. Further, an $10.0 million investment in the Master Fund by NorthStar Realty in accordance with the Distribution Support Agreement may not be sufficient to enable the Master Fund to pay distributions to Master Fund Shareholders at a rate of at least 7.0% per annum during the term of the agreement. Distributions funded from offering proceeds pursuant to the Distribution Support Agreement may constitute a return of capital, which is a return of an investor’s investment rather than a return of earnings or gains derived from investment activities. Distributions constituting a return of capital will lower a Shareholder’s tax basis in his or her Shares. Reducing a Shareholder’s tax basis in his or her Shares will have the effect of increasing his or her capital gain (or reducing loss) on a subsequent sale of Shares. After the Distribution Support Agreement with NorthStar Realty has terminated, the Master Fund and, consequently, the Trust may not have sufficient cash available to pay distributions at the rate it had paid during preceding periods or at all. For more information regarding the Distribution Support

Agreement, the purchase of Master Fund Shares thereunder as of the date of this prospectus and the distribution policy, please see “Distributions — Distribution Support Agreement.”
BOARD OF TRUSTEES
The Board has overall responsibility for monitoring and overseeing the Trust’s management and operations. A majority of the Trustees will be trustees who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”). These same Trustees will also serve as the Master Fund Board. See “Management of the Trust and the Master Fund.”
THE OFFERING
The Trust is offering on a continuous basis up to 20,000,000 Shares. Shares will be offered through NorthStar Securities at a public offering price equal to the Trust’s then current NAV per Share plus Organization and Offering Expenses (as defined below) plus selling commissions and dealer manager fees of up to 2.0% and 2.0%, respectively, of the gross investment amount. Shares will be subject to a distribution and servicing fee at an annualized rate of 1.0% of the NAV per Share. See “Summary of Terms — Sales Load.” The offering period of the Trust will end on or before one year from the date the Trust commences sales to non-affiliates of NorthStar, unless otherwise extended for up to 90 days by the Board.
PLAN OF DISTRIBUTION
This is a continuous offering of Shares as permitted by the federal securities laws. The dealer manager has agreed to sell the Shares on a best efforts basis, subject to various conditions but not subject to a contingency of any kind, and is not required to sell any specific number or dollar amount of Shares. Shares may be purchased on a bi-monthly basis, each, a “Bi-Monthly Closing.” The Trust will accept purchases of Shares as of each Bi-Monthly Closing. The Trust does not issue Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable Bi-Monthly Closing. Consequently, purchase proceeds do not represent capital of the Trust, and do not become assets of the Trust, until such date.
SALES LOAD
The selling commissions and dealer manager fees may be reduced or waived in connection with certain categories of sales, such as sales through investment advisers or banks acting as trustees or fiduciaries, and sales to affiliates. Investors will pay selling commissions of up to 2.0% and dealer manager fees of up to 2.0% for the purchase of Shares (collectively, the “Sales Load”). No selling commissions or dealer manager fees will be paid in connection with sales of Shares under the distribution reinvestment plan (“DRP”). In addition, beginning the first month after the close of this offering, Shares will be subject to a distribution and servicing fee at an annualized rate of 1.0% of the NAV per Share in order to compensate the dealer manager and participating broker-dealers and investment representatives for services and expenses related to the marketing, sale and distribution of the

Trust. Because the distribution and servicing fee is paid out of Trust assets on a monthly basis, over time this fee will increase the cost of an investment in the Trust. The distribution and servicing fee is considered a Trust expense and, consequently, is not included in the Sales Load. The Trust will cease incurring a distribution and servicing fee at the earlier of: (i) the date at which the underwriting compensation from all sources, including the distribution and servicing fees and underwriting compensation paid by the Trust and Shareholders, equals 8.0% of the aggregate gross proceeds raised in the offering (ii) the date when the written shareholder distribution and servicing plan between the Trust and the dealer manager (the “Distribution and Shareholder Servicing Plan”) terminates or is not continued, or (iii) the date at which a liquidity event (as defined below) occurs.
During the period when the Shares are subject to the distribution and servicing fee, distributions paid with respect to all Shares, including those issued pursuant to the DRP, will be reduced because the amount available for distributions will be reduced by the amount of distribution and servicing fees paid.
ORGANIZATION AND OFFERING EXPENSES
The Advisor and its affiliates have incurred organization and offering costs, on the Trust’s behalf, of approximately $          as of            , 2016. The Advisor and its affiliates are entitled to receive reimbursement for costs paid on behalf of the Trust. The Trust records organization and offering costs each period based upon an allocation determined by the Advisor based on its expectation of total organization and offering costs to be reimbursed. As of February 3, 2016, no organization and offering costs have been allocated to the Trust.
Organization costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Trust’s organization. These costs are expensed as incurred. The Trust’s offering costs include, among other things, legal, accounting, printing and other expenses pertaining to this offering. The Trust has charged offering costs against capital in excess of par value on the balance sheet.
The Trust will reimburse the offering expenses incurred by the Advisor and its affiliates on the Trust’s behalf. However, the Advisor has agreed to limit the amount of  “Organization and Offering Expenses” incurred by the Trust to 1.0% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees. Any reimbursements of organization and offering expenses by the Trust will not exceed actual expenses incurred by the Advisor and its affiliates, and the Advisor is responsible for the payment of the Trust’s cumulative organization and offering expenses to the extent they exceed 1.0% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees.

PURCHASES OF SHARES
To purchase Shares in the offering, an investor must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than $4,000, and pay such amount at the time of subscription. An investor should make his or her check payable to “NorthStar Real Estate Capital Income Fund-T.” Subscriptions will be effective only upon the Trust’s acceptance and it reserves the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected by the Trust within 15 days of receipt and, if rejected, all funds will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected without interest, unless otherwise required by applicable law. Pending acceptance of an investor’s subscription, proceeds will be deposited into an account for his or her benefit. An investor does not have the option of rescinding a purchase order after the Trust receives a subscription payment.
The minimum initial investment is $4,000. Additional purchases must be in increments of  $500, except for purchases made pursuant to the Trust’s DRP or as otherwise permitted by the Trust. See “Distribution Reinvestment Plan.”
An approved trustee must process and forward to the Trust subscriptions made through individual retirement accounts (“IRAs”), Keogh plans and 401(k) plans. In such case, the Trust will send the confirmation and notice of its acceptance to the trustee.
SUITABILITY STANDARDS
An investment in the Trust involves a considerable amount of risk. A Shareholder may lose all or a portion of their money. Shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. As a result, the Trust has established suitability standards, which require investors to have either (i) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000. The Trust’s suitability standards also require that a potential investor: (1) can reasonably benefit from an investment in the Trust based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective Shareholder’s overall financial situation; and (3) has apparent understanding of  (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the Shares, (d) the background and qualifications of the Advisors and (e) the tax consequences of the investment. See “Investor Suitability.”
ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES
Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, IRAs, and 401(k)

and Keogh plans, may purchase Shares. Because the Trust is registered as an investment company under the 1940 Act, the underlying assets of the Trust should not be considered to be “plan assets” of the ERISA plans investing in the Trust for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, neither the Trust nor either of the Advisors should be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes a Shareholder, solely as a result of the ERISA plan’s investment in the Trust. See “ERISA Considerations.”
UNLISTED CLOSED-END STRUCTURE
Each of the Trust and the Master Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Trust does not currently intend to list the Shares for trading on any securities exchange and does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Trust, unlike an investment in a listed closed-end fund, is not a liquid investment.
The Trust intends to institute a share repurchase program, but it may limit the number of Shares that it will offer to repurchase. As a result, an investor’s ability to sell his or her Shares may be limited and such investor may not receive a full return of invested capital upon selling his or her Shares. The Trust will not charge for the transfer of its Shares except for necessary and reasonable costs it actually incurs.
The Trust believes that an unlisted closed-end structure is most appropriate for the long-term nature of the Master Fund’s investment strategy. The ability to hold positions through various market conditions is crucial to maximizing shareholder value. Features that interfere with this ability (such as daily redemptions that cause the premature sale of investments) could impair the Master Fund’s ability to execute its strategy. Accordingly, an unlisted closed-end structure helps the Master Fund achieve its investment objectives. Because Shares will not be listed on a national securities exchange, the Shares will not be subject to the market price volatility associated with the public markets. However, the NAV of the Shares may be volatile.
VALUATIONS
The Trust intends to determine the NAV of Shares bi-monthly and at the end of each quarter during its offering period and quarterly thereafter. The Advisor will value the Master Fund’s assets in good faith pursuant to the Master Fund’s valuation policy and consistently applied valuation process as approved by the Master Fund Board. Any assets for which market quotes are readily available will be valued at market value. For all other assets, the Master Fund Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Advisor. On a quarterly basis, the Master Fund Board will review the valuation determinations made with respect to the Master Fund’s investments during the preceding quarter and evaluate whether such determinations were made in a manner consistent with the Master Fund’s valuation process. The Trust will, in turn, utilize the NAV of the Master Fund Shares as determined by the Master Fund in accordance with the methodology described above in determining the NAV and offering price of the Shares. Valuations of Fund investments will be disclosed quarterly in reports filed with the Securities and Exchange Commission (the “SEC”). See “Determination of Net Asset Value.”
LIQUIDITY STRATEGY
The Trust and the Master Fund intend to explore a liquidity event for Shareholders approximately five years following the completion of this offering or at such earlier time as the Board and the Master Fund Board may determine, taking into consideration market conditions and other factors. Accordingly, investors should consider that they may not have access to the money they invest for an indefinite period of time until a liquidity event is completed. The Trust may determine not to pursue a liquidity event if it believes that then-current market conditions are not favorable for a liquidity event.
A liquidity event could include (i) the purchase by the Master Fund for cash of all the Trust’s Master Fund Shares at NAV and the distribution of that cash to the Trust’s shareholders on a pro rata basis in connection with the Trust’s complete liquidation and dissolution; (ii) subject to the approval of the shareholders of each feeder fund, including the Trust, a listing of the Master Fund Shares on a national securities exchange and the liquidation and dissolution of each feeder fund, including the Trust, at which point all shareholders of each feeder fund would become direct shareholders of the Master Fund; or (iii) a merger or another transaction approved by the Board and the Master Fund Board in which the Shareholders will receive cash or securities of a publicly-traded company. The aforementioned scenarios are referred to as “liquidity events.”
While the Trust and the Master Fund intend to explore a liquidity event approximately five years following the completion of this offering or at such earlier time as the Board and the Master Fund Board may determine, taking into consideration market conditions and other factors, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. As such, there can be no assurance that there will be a liquidity event at all.
DISTRIBUTION REINVESTMENT PLAN
The Trust intends to adopt an “opt in” DRP pursuant to which Shareholders may elect to have the full amount of their cash distributions reinvested in additional Shares. Participants in the DRP are free to participate in or terminate their participation in the DRP within a reasonable time as specified in the plan. If Shareholders do not elect to participate in the plan, they will automatically receive any distributions the Trust declares in cash.
Because the DRP is structured as an “opt in” program that requires shareholders to affirmatively elect to have their cash distributions reinvested in additional common shares, such requirement may contribute to the illiquidity of the Shares.
The Trust expects to issue Shares pursuant to the DRP at a bi-monthly closing conducted on the day of or immediately following each distribution payment date (each, a “Bi-Monthly Closing”), at a price equal to the NAV per Share that is used to determine the offering price of the Shares on the date of such Bi-Monthly Closing. Shares issued pursuant to the DRP will have the same voting rights as Shares offered pursuant to this prospectus. See “Distributions.”
PERIODIC LIQUIDITY THROUGH SHARE REPURCHASE PROGRAM
To provide Shareholders with limited liquidity, the Trust intends to conduct quarterly repurchases of Shares, but the Trust is not obligated to do so. Each repurchase offer will generally be conducted in parallel with similar repurchase offers made by the Master Fund with respect to the Master Fund Shares. The first offer to repurchase Shares from Shareholders is expected to occur in the first full calendar quarter following the date of the Trust’s commencement of operations. Any offer to repurchase Shares will be conducted solely through written tender offer materials mailed to each Shareholder (and not through this prospectus) in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
The Trust currently intends to limit the number of Shares to be repurchased on each date of repurchase to the number of Shares the Trust can repurchase with, in the Board’s sole discretion, (i) the aggregate proceeds it has received from the issuance of Shares pursuant to its DRP for the previous calendar quarter, or (ii) the aggregate proceeds it has received from the sale of Shares at the previous two Bi-Monthly Closings that occurred immediately prior to the date of repurchase. In addition, the Trust will limit the number of Shares to be repurchased in any calendar year to 20.0% of the weighted average number of Shares outstanding in the prior calendar year, or 5.0% in each quarter, though the actual number of Shares that the Trust offers to repurchase may be less in light of the limitations noted above. The Trust intends to offer to repurchase such Shares at a price equal to the NAV per Share on each date of repurchase.
The Trust’s assets consist primarily of its interest in Master Fund Shares. Therefore, in order to finance the repurchase of Shares pursuant to the repurchase offers, the Trust may find it necessary to liquidate all or a portion of its interest in Master

Fund Shares. As a result, the Trust will not generally conduct a repurchase offer for Shares unless the Master Fund simultaneously conducts a repurchase offer for Master Fund Shares. The Trust expects the Master Fund to conduct quarterly repurchase offers for Master Fund Shares.
If the amount of repurchase requests exceeds the number of Shares the Trust seeks to repurchase, the Trust will repurchase Shares on a pro rata basis. If the Trust does not repurchase the full amount of Shares that a Shareholder requests to be repurchased, or the Trust determines not to make repurchases of Shares, a Shareholder may not be able to dispose of their Shares. Any periodic repurchase offers will be subject in part to the Trust’s available cash and compliance with the RIC qualification and diversification rules promulgated under Code and the REIT Subsidiary’s compliance with the REIT qualification and diversification rules under the Code.
While the Trust intends to conduct quarterly repurchase offers as described above, the Trust is not required to do so and the Board or the Master Fund Board may suspend or terminate such repurchase offers at any time. Shareholders may be unable to sell their Shares for an indefinite amount of time or at a desired price as investors have no right to require the Trust to redeem their Shares. See “Types of Investments and Related Risks — Risks Related to an Investment in the Trust.”
SUMMARY OF TAXATION
Each of the Trust and the Master Fund intend to operate in a manner that will allow each to qualify as a RIC under Subchapter M of the Code for U.S. federal income tax purposes. For so long as each of the Trust and the Master Fund qualify as a RIC, generally, neither the Trust nor the Master Fund will have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders from its tax earnings and profits. In addition, in order to qualify for and maintain RIC tax treatment, each of the Trust and the Master Fund must distribute on a timely basis with respect to each tax year dividends of an amount at least equal to the sum of 90% of its “investment company taxable income,” determined without regard to any deduction for dividends paid, and its net tax-exempt interest income for such tax year.
The REIT Subsidiary intends to operate in a manner that will allow it to qualify as a REIT for U.S. federal income tax purposes. For so long as the REIT Subsidiary qualifies as a REIT, generally, the REIT Subsidiary will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders from its tax earnings and profits. See “Distributions” and “U.S. Federal Income Tax Considerations.”
FISCAL YEAR
For accounting purposes, the Trust’s fiscal year is the 12-month period ending on December 31.
REPORTS TO SHAREHOLDERS
As soon as practicable after the end of each calendar year, the Trust will furnish to Shareholders a statement on Form

1099-DIV identifying the sources of the distributions paid by the Trust to Shareholders for tax purposes. In addition, the Trust will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.
CONFLICTS OF INTEREST
The Advisors and certain of their affiliates may experience conflicts of interest in connection with the management of the Master Fund, including, but not limited to:
•
the allocation of the time and resources of the directors, officers and employees of the Advisors and their affiliates and the members of the investment committee between the Master Fund and other investment activities, including relating to the Managed Companies;

•
compensation payable by the Master Fund to the Advisor and its affiliates;

•
competition with certain affiliates of NorthStar and the Managed Companies and the Advisors for investment opportunities;

•
NorthStar Securities’ conflict in selling a number of public offerings, simultaneously with ours, for issuers whose businesses may or may not be competitive;

•
the due diligence review of the Master Fund and the Trust by NorthStar Securities, which is an affiliate of the Advisors; and

•
the formation of additional investment funds or entrance into other investment advisory relationships by the Advisors or their affiliates.

Certain entities affiliated with the Advisors have filed an exemptive application with the SEC to engage in otherwise prohibited co-investment opportunities. If such exemptive relief is granted, the Master Fund intends to rely on such exemptive relief to engage in otherwise prohibited co-investment opportunities with certain entities affiliated with or managed by the Advisors or their affiliates. These co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, following receipt of exemptive relief, which may or may not be granted, the Advisors and their affiliated investment advisers will seek to execute such transactions for all of the participating investment accounts, including the Master Fund, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the investment programs and portfolio positions of the accounts, the accounts for which participation is appropriate and any other factors deemed appropriate.
In addition, the Trust’s and the Master Fund’s executive officers and certain of the Trustees may also be officers, directors, managers or employees of NorthStar, NorthStar

Securities and other affiliates of NorthStar or the Managed Companies. These persons have legal obligations with respect to those entities that may be similar to their obligations to the Trust and the Master Fund and may have conflicts with respect to allocation of time and resources between such entities. See “Conflicts of Interest.”
RISK FACTORS
Investing in the Trust involves risks, including the risk that a Shareholder may receive little or no return on its investment or that a Shareholder may lose part or all of its investment. Below is a summary of some of the principal risks of investing in the Trust. Because the Trust will invest substantially all of its assets in the Master Fund, an investment in the Trust carries all of the risks of an investment in the Master Fund. For a more complete discussion of the risks of investing in the Master Fund, see “Risk Factors.” Shareholders should consider carefully the following principal risks before investing in the Trust:
•
The Trust and the Master Fund are new companies and have no operating histories;

•
An investment in Shares is not suitable for an investor if they need access to the money they invest. See “Liquidity Strategy” and “Investor Suitability”;

•
Unlike an investor in most closed-end funds, Shareholders should not expect to be able to sell their Shares regardless of how the Trust performs. See “Liquidity Strategy”;

•
The Trust is not obligated to complete a liquidity event by a specified date; therefore, it will be difficult or impossible for a Shareholder to sell his or her Shares;

•
Beginning with the first calendar quarter following the date of the Trust’s commencement of operations, the Trust intends to offer to repurchase Shares on a quarterly basis. As a result Shareholders will have limited opportunities to sell their Shares and, to the extent they are able to sell their Shares under the program, they may not be able to recover the amount of their investment in the Shares. In addition, the Board or the Master Fund Board may suspend or terminate the share repurchase program at any time and there is no guarantee that the program will remain in place;

•
Unless the Master Fund experiences substantial net capital appreciation and realized gains, the repurchase price for Shares associated with the Trust’s periodic repurchase offers will be at a lower price than the price you paid for Shares, and the timing of the Trust’s repurchase offers may be at a time that is disadvantageous to Shareholders;

•
If a Shareholder is able to sell their Shares, the Shareholder will likely receive less than their purchase price and the then current NAV per Share. In addition, Shareholders are subject to transfer restrictions and there is no guarantee that they will be able to sell their shares;
•
The Shares sold in this offering will not be listed on an exchange and the Trust is not expected to consider alternatives for providing liquidity to the Shareholders for at least five years from the completion of the offering stage, and there can be no assurance that there will be a liquidity event at all. Therefore, if Shareholders purchase Shares in this offering, they will have limited liquidity and may not receive a full return of their invested capital if they sell their Shares;

•
The Board may change the Trust’s investment objectives by providing Shareholders with 60 days’ prior notice, or may modify or waive its current operating policies and strategies without prior notice or Shareholder approval, the effects of which may be adverse;

•
Although the Trust intends to implement a share repurchase program, it may be discontinued at any time and only a limited number of Shares will be eligible for repurchase. See “Share Repurchase Program”;

•
The Trust’s distributions are expected to be paid using distributions received from the Master Fund, net of any of the Trust’s operating expenses. Generally, the Master Fund intends to pay distributions from cash flow from operations. However, the Master Fund’s organizational documents permit it to pay distributions from any source, including borrowings, sales of assets and offering proceeds contributed to it by the Trust;

•
This is a “best efforts” offering, and if the Trust is unable to raise substantial funds, the Master Fund will be limited in the number and type of investments it may make, and the value of a Shareholder’s investment may be reduced in the event the Master Fund’s assets under-perform;

•
NorthStar Securities has only limited experience selling common shares on behalf of a registered closed-end management investment company and may be unable to sell a sufficient number of Shares in the Trust for the Trust and the Master Fund to achieve their investment objectives;

•
If the Master Fund’s distributions are funded from sources other than cash flow from operations, the Master Fund will have less cash available for investments and the Master Fund Shareholders’ overall returns may be reduced;

•
The Master Fund may use leverage in connection with its investments, which may increase the risk of loss associated with its investments. In addition, if a wholly owned special purpose vehicle of any subsidiary of the

Master Fund, including the REIT Subsidiary, is unable to pay principal and interest on borrowings it has incurred, a default could result in foreclosure of any security instrument securing the debt and a complete loss of the investment, which could result in losses to the REIT Subsidiary and, therefore, to the Master Fund and the Trust.
•
The Master Fund may be unable to obtain financing required to originate or acquire investments as contemplated in its business plan, which could compel it to restructure or abandon a particular origination or acquisition and harm its ability to make distributions;

•
The Advisor, the Co-Advisor, the Trust and the Master Fund face cyber-security risks;

•
Because it must invest substantially all of the assets in the Master Fund, the Trust’s NAV is inherently linked to the Master Fund’s NAV. There is no guarantee that the Trust’s NAV or the Master Fund’s NAV will not decrease;

•
There is a risk that Shareholders may not receive distributions or that the Trust’s distributions may not grow over time. Due to the risks involved in the ownership of real estate-related investments, there is no guarantee of any return and an investor may lose a part or all of his or her investment;

•
The amount of any distributions the Trust may make is uncertain. The Trust’s distribution proceeds may exceed its earnings, particularly during the period before it has substantially invested the net proceeds from this offering. Therefore, portions of the distributions that the Trust makes may be a return of the money that Shareholders originally invested and represent a return of capital to Shareholders for tax purposes. Additionally, during the period when the Shares are subject to the distribution and servicing fee, distributions paid with respect to all Shares, including those issued pursuant to the DRP, will be reduced because the amount available for distributions will be reduced by the amount of distribution and servicing fees paid;

•
The Trust and the Master Fund’s executive officers and other key professionals of the Advisors are also officers, directors and/or managers of NorthStar, its affiliates and/or the Managed Companies. As a result, they face conflicts of interest, including time constraints, allocation of investment opportunities and significant conflicts created by the Advisor’s compensation arrangements with the Master Fund and such other entities. See “Conflicts of Interest;”

•
The Trust and Master Fund are dependent upon the officers, directors and/or managers of NorthStar, their affiliates and/or the Managed Companies for their future success and upon the Advisor’s and Co-Advisor’s access to such individuals pursuant to the Advisor Staffing Agreement and Co-Advisor Staffing Agreement, respectively. If the Advisors were to lose access to these investment professionals, the Trust and Master Fund’s ability to achieve their investment objectives could be materially affected;
•
The Advisors or their affiliates have no experience managing a registered closed-end management investment company or a RIC. NorthStar also does not have experience with registered closed-end management investment companies;

•
Because the dealer manager is one of the Advisors’ affiliates, Shareholders will not have the benefit of an independent due diligence review of the Master Fund and the Trust, which is customarily performed in underwritten offerings. The absence of an independent due diligence review increases the risks and uncertainty an investor faces as a Shareholder;

•
The Management Fee and Incentive Fee may induce the Advisors to make and recommend speculative investments or to incur leverage;

•
The Master Fund’s ability to enter into transactions with its affiliates will be restricted. The Master Fund has filed for exemptive relief from the SEC to engage in otherwise prohibited co-investment opportunities with certain entities affiliated with or managed by the Adviser and its affiliates. These co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, following receipt of exemptive relief, if such relief is received, the Adviser and its affiliates will seek to execute such transactions for all of the participating investment accounts, including the Master Fund, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Master Fund, the clients for which participation is appropriate and any other factors deemed appropriate;

•
The Master Fund may be unable to raise significant capital and invest in a diverse portfolio of investments, which may cause the value of the Master Fund Shares and Shares to vary more widely with the performance of specific assets;

•
The Master Fund intends to invest a substantial portion of the proceeds from this offering in a portfolio of CRE debt, select equity and securities investments. The collateral securing the Master Fund’s CRE debt securities, as well as the select equity investments, may decrease in value or lose all value over time, which may lead to a loss of some or all of the principal in the debt and securities investments the Master Fund makes;

•
Any unsecured debt and securities may involve a heightened level of risk, including a loss of principal or the loss of the entire investment;

•
The Master Fund’s borrowers and tenants may not be able to make debt service or lease payments owed to the Master Fund due to changes in economic conditions, regulatory requirements and other factors;

•
The Master Fund will be exposed to risks associated with changes in interest rates. In addition, changes in interest rates may affect the Master Fund’s cost of capital and net investment income and ability to make distributions. Specifically, in a rising interest rate environment, fixed interest rate investments may decline in value as interest rates rise;

•
The Master Fund’s investments may be risky and the Master Fund could lose all or part of its investments;

•
The CRE debt the Master Fund will originate and invest in and mortgage loans underlying the CRE securities the Master Fund will invest in are subject to risks of delinquency, taking title to collateral, loss and bankruptcy of the borrower under the loan. If the borrower defaults, it may result in losses to the Master Fund;

•
The Master Fund may make investments in assets with lower credit quality, including below investment grade securities, referred to as “high yield” or “junk bonds,” which may increase its risk of losses;

•
The Master Fund may be subject to risks associated with future advance or capital expenditure obligations in connection with declining real estate values and operating performance;

•
The Master Fund’s CRE debt and securities investments may be adversely affected by changes in credit spreads;

•
Provision for loan losses is difficult to estimate, particularly in challenging economic environments;

•
The subordinate CRE debt the Master Fund may originate and invest in may be subject to risks relating to the structure and terms of the related transactions, as well as subordination in bankruptcy, and there may not be sufficient funds or assets remaining to satisfy the Master Fund’s investments, which may result in losses to the Master Fund;

•
Floating-rate CRE debt, which is often associated with transitional assets, may entail greater risks of default to the Master Fund than fixed-rate CRE debt;

•
Because real estate investments are relatively illiquid, the Master Fund may not be able to vary its portfolio in response to changes in economic and other conditions and may be unable to dispose of certain assets at a fair price, resulting in losses to the Master Fund;
•
Because investments in original issue discount (“OID”) are included in the pre-incentive fee net investment income, such income may exceed the hurdle rate which may result in the payment of an incentive fee, subject to a “catch-up” feature, to the Advisor without a corresponding receipt of cash income;

•
A significant portion of the Master Fund’s investment portfolio will be recorded at fair value as determined in good faith by or under the direction of the Master Fund’s Board and, as a result, there will be uncertainty as to the value of the Master Fund’s investments;

•
The price the Master Fund pays for acquisitions of real property and the terms of the Master Fund’s debt investments will be based on the Advisors’ projections of market demand, occupancy and rental income, as well as on market factors, and the return on the investments may be lower than expected if any of these projections are inaccurate;

•
The Master Fund may be more susceptible than diversified funds to being adversely affected by events impacting a single borrower, geographic location, security or investment type, and is not limited with respect to the proportion of capital that may be invested in a single asset;

•
Shares are not traded on any securities exchange or other market, and although the Trust expects to repurchase Shares on a quarterly basis, no assurances can be given that the Trust will do so;

•
The Master Fund will be subject to significant competition and it may not be able to compete successfully for investments;

•
During a given repurchase offer, it is possible that general economic and market conditions could cause a decline in the NAV per Share prior to the repurchase date;

•
Legal and regulatory changes, including those implemented in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), could occur, which may materially adversely affect the Trust and the Master Fund or cause the Trust and the Master Fund to alter its business strategy;

•
The CRE industry has been and may continue to be adversely affected by economic conditions in the U.S. and global financial markets generally;

•
The Master Fund may be materially adversely affected by market, economic and political conditions globally and in the jurisdictions and sectors in which the Master Fund intends to invest;

•
The failure of the Trust or the Master Fund to qualify as a RIC under Subchapter M of the Code for U.S. federal income tax purposes would subject the Trust and/or the Master Fund to U.S. federal income tax and applicable state and local taxes, which would reduce the amount of cash available for distribution to Shareholders;

•
The Master Fund is exposed to the risks associated with the REIT Subsidiary and the REIT Subsidiary’s investments, including the risk that the failure of the REIT Subsidiary to qualify as a REIT could have adverse tax consequences on the REIT Subsidiary and may adversely affect the performance of the Master Fund and, consequently, the Trust;

•
The Trust, Master Fund and the REIT Subsidiary may have difficulty paying their required distributions if the Master Fund or the REIT Subsidiary, as applicable, recognizes income before or without receiving cash representing such income;

•
Complying with RIC and REIT requirements may force the Trust, the Master Fund and/or the REIT Subsidiary to liquidate or forego otherwise attractive investments;

•
The Master Fund will be subject to additional risks if it makes investments internationally;

•
Non-U.S. investments may be traded in undeveloped, inefficient and less liquid markets and may experience greater price volatility and changes in value;

•
Sovereign debt defaults and European Union (“EU”) and/or Eurozone exits could have material adverse effects on investments in European companies, while austerity and other measures introduced to limit or contain these issues may themselves lead to economic contraction, which may result in adverse effects for the Master Fund; and

•
Changes in foreign currency exchange rates may adversely affect the U.S. dollar value of and returns on foreign denominated investments.

Accordingly, the Trust should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Trust only if they can sustain a complete loss of their investment.

Summary of Fees And Expenses
The following table illustrates the aggregate fees and expenses that the Trust and the Master Fund expect to incur and that Shareholders can expect to bear directly or indirectly. As investors in the Trust, Shareholders will indirectly bear all fees or expenses paid for by the Trust or the Master Fund. Because the Trust has no operating history, many of these expenses are estimates. The Trust does not directly pay a management fee with respect to any period during which the only investment security held by the Trust is that of the Master Fund. As a result, as long as the Trust continues to invest in the Master Fund as part of a master-feeder arrangement, Shareholders will incur a single fee for management services provided by the Advisor to the Trust and the Master Fund.
SHAREHOLDER TRANSACTION EXPENSES (as a percentage of the initial offering price for the Shares)
Sales load(1)	4.00%
Offering expenses(2)	0.96%
Total shareholder transaction expenses(3)	4.96%
ANNUAL EXPENSES (as a percentage of the average net assets attributable to Shares)(3)
Management fee(4)	3.00%
Incentive fees(5)	0.00%
Interest payments on borrowed funds(6)	1.25%
Distribution and servicing fee(7)	1.00%
Acquired Fund Fees and Expenses(8)	0.33%
Other expenses(9)	1.70%
Total annual fund expenses	7.28%

(1)
As a percentage of the Trust’s public offering price per Share. “Sales load” includes selling commissions and dealer manager fees of the Trust’s public offering price per Share. For the Trust’s Shares, an investor will pay selling commissions of 2.0% and dealer manager fees of 2.0%, respectively, of the gross investment amount. In no event will the aggregate selling commissions, dealer manager fees and distribution and servicing fees (which are described further in note 4 below) exceed 8.0% of the aggregate gross proceeds raised in this offering.

(2)
Amount reflects estimated offering expenses to be paid by the Trust of up to $0.96 million if the Trust raises $100.0 million in proceeds in this offering during the following twelve months. The offering expenses consist of costs incurred by the Advisors and their affiliates on the Trust’s behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between the Trust’s systems and those of NorthStar Securities and the broker-dealers authorized to sell Shares (the “Selected Broker-Dealers”), all of whom are or will be members of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or other properly licensed agents. Other such costs also include marketing expenses, salaries and direct expenses of the Advisors’ and their affiliates’ employees and others while engaged in registering and marketing the Shares, which will include development of marketing materials and marketing presentations and training and educational meetings and generally coordinating the marketing process for the Trust. Any reimbursements for any such costs will not exceed actual expenses incurred by the Advisors and their affiliates. The Advisor is responsible for the payment of the Trust’s cumulative organization and offering expenses (other than selling commissions and dealer manager fees) to the extent they exceed 1.0% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees, without recourse against or reimbursement by the Trust. In addition, the Trust will indirectly bear its pro rata portion of offering costs incurred by the Master Fund based on its ownership of Master Fund Shares; however, the Trust’s pro rata portion of such offering costs, combined with organization and offering costs reimbursed by it under the Trust Advisory Agreement, will not exceed 1.0% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees. It is expected that offering costs at the Master Fund level will be de minimis because no Master Fund Shares are being offered to the public.
(3)
Amount assumes that the Trust raises $100.0 million of proceeds in this offering during the following twelve months and uses $95.0 million of such proceeds (net of sales load and offering expenses) to purchase Master Fund Shares, that the Master Fund’s average net assets during such period equal one-half of the net offering proceeds, or $47.50 million, and that the Master Fund borrows funds equal to 50% of its average net assets during such period, or $23.8 million. Actual expenses will depend on the number of Shares sold and the amount of leverage the Master Fund employs. For example, if the Trust were to raise proceeds significantly less than $100 million over the next twelve months, the annual expenses as a percentage of average net assets attributable to Shares would be significantly higher. There can be no assurance that the Trust will raise $100.0 million of proceeds in this offering during the following twelve months.

(4)
This Management Fee is paid to the Advisor at the Master Fund level. The Management Fee is calculated and payable quarterly in arrears at the annual rate of 2.0% of the Master Fund’s average gross assets (excluding cash and cash equivalents) during such period, which are assumed to equal 150% of the Master Fund’s average net assets as described in Note 3 above. The figure in the table is calculated on the basis of the Master Fund’s assumed average net assets over the following twelve months and illustrates the effect of leverage. Because the Management Fee is based on the Master Fund’s average gross assets, the Master Fund’s use of leverage will increase the Management Fee paid to the Advisor.

(5)
The Incentive Fee is paid to the Advisor at the Master Fund level. The Master Fund anticipates that it may have interest income that could result in the payment of an Incentive Fee to the Advisor during certain periods. However, the Incentive Fee is based on the Master Fund’s performance and will not be paid unless the Master Fund achieves certain performance targets. The Master Fund expects the Incentive Fee the Master Fund pays to increase to the extent the Master Fund earns greater interest income through its investments in real estate. The Incentive Fee is calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the Master Fund’s adjusted capital, at the beginning of the most recently completed quarter, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%, subject to a “catch-up” feature. The “catch-up” feature entitles the Advisor to 100% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.1875% in any calendar quarter ( 8.75% annualized). This portion of the Incentive Fee is referred to as the “catch-up” and is intended to provide the Advisor with an incentive fee of 20.0% on all of the Master Fund’s pre-incentive fee net investment income when the Master Fund’s pre-incentive fee net investment income reaches 2.1875% in any calendar quarter. 20.0% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter ( 8.75% annualized) is payable to the Advisor once the hurdle rate is reached and the catch-up is achieved (20.0%) of all the Master Fund’s pre-incentive fee net investment income thereafter is allocated to the Advisor). See “Management and Incentive Fees” for a full explanation of how the Incentive Fee is calculated. The amount in the table assumes that the Incentive Fee will be 0.00% of the Master Fund’s average net assets. The figure in the table is based upon the estimated Incentive Fee for the year ending December 31, 2016, expressed as a percentage of the Master Fund’s estimated average net assets for the year ending December 31, 2016.

(6)
Although it is permitted to do so, the Trust does not expect to borrow funds, but the Master Fund may borrow funds to make investments. To the extent that the Master Fund determines it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by Shareholders through the Trust’s ownership of Master Fund Shares. The figure in the table assumes the Master Fund borrows for investment purposes an amount equal to 50.0% of the Master Fund’s average net assets during such period and that the annual interest rate on the amount borrowed is 2.5% over average borrowed assets, which is based on current market conditions. The Master Fund may use various forms of leverage, which may be subject to different expenses than those assumed above. The

Master Fund’s ability to incur leverage during the following twelve months depends, in large part, on the amount of money the Trust is able to raise through the sale of Shares and capital market conditions. Because the Management Fee is based on the Master Fund’s average gross assets, the Master Fund’s use of leverage will increase the Management Fee paid to the Advisor.
(7)
Beginning in the first calendar quarter after the close of the offering, Shares of the Trust will be subject to a distribution and servicing fee at an annualized rate of 1.0% of the NAV per Share to compensate the dealer manager, participating broker-dealers, and investment representatives for services and expenses related to the marketing, sale, and distribution of the Shares. Because the distribution and servicing fee is paid out of Trust assets on a monthly basis, over time this fee will increase the cost of an investment in the Trust. See “Summary of Terms — Sales Load.”

(8)
Shareholders indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Master Fund (and, indirectly by the Trust) as an investor in PE Investments. The “Acquired Fund Fees and Expenses” disclosed above are calculated based on estimated amounts, and assume that the Master Fund will invest 7.5% of its net assets in PE Investments. The Acquired Fund Fees and Expenses are based on historic expenses of the private equity funds, which may change over time and, therefore, significantly affect Acquired Fund Fees and Expenses. In addition, the private equity investments held by the Master Fund will change, which further impacts the calculation of the Acquired Fund Fees and Expenses in the future. In calculating the “Acquired Fund Fees and Expenses” disclosed above, it is assumed that the Master Fund (and, indirectly the Trust) would pay management fees and incentive fees of 1.3% and 1.0% annually, respectively, on the Master Fund’s net assets attributable to its investments in PE Investments. It is also assumed that the Master Fund (and, indirectly the Trust) will incur operating expenses of approximately 0.50% of the Master Fund’s net assets attributable to its investments in PE Investments. If the Master Fund was to invest 15% of its net assets in PE Investments, the Acquired Fund Fees and Expenses would be 0.66%. These fees payable to, and the operating expenses of, private equity managers are estimates and the actual fees paid by the Master Fund on its PE Investments may be higher or lower than the numbers shown.

(9)
Other expenses include accounting, legal and auditing fees of the Trust and the Master Fund, as well as the reimbursement of the compensation of the Trust’s and the Master Fund’s chief compliance officer, chief financial officer and other administrative personnel and fees payable to the trustees of the Board or the Master Fund Board who do not also serve in an executive officer capacity for the Trust, the Master Fund or the Advisors. The amount presented in the table estimates the amounts the Trust and the Master Fund expect to pay during the twelve months following the commencement of the Master Fund’s operations and does not include preferred pricing arrangements the Trust and the Master Fund may receive from certain parties as newly-formed entities.

Example:
The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in the Shares. In calculating the following expense amounts, the Trust has assumed its direct and indirect annual operating expenses would remain at the percentage levels set forth in the table above. The example assumes that an investor would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:
1 Year	3 Years	5 Years	10 Years
$118	$250	$376	$668
The example and the expenses in the tables above should not be considered a representation of the Trust’s future expenses, and actual expenses may be greater or less than those shown. Since the example assumes a 5.0% annual return, as required by the SEC, no incentive fee would be accrued or payable in the example. The Trust’s actual performance will vary and may result in a return greater or less than 5.0%. In addition, the example assumes reinvestment of all distributions pursuant to the DRP. For a more complete description of the various fees and expenses borne directly and indirectly by the Trust, see “Trust and Fund Expenses,” “Management and Incentive Fees” and “Purchases of Shares.”

The Trust and the Master Fund
The Trust is a newly organized, non-diversified, closed-end management investment company that is registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on December 15, 2015 and has no operating history. The principal office of the Trust is located at 399 Park Avenue, 18th Floor, New York, New York 10022, and its telephone number is (212) 547-2600.
The Trust’s primary investment objectives are to generate attractive and consistent income through cash distributions and preserve and protect shareholders’ capital, with a secondary objective of capital appreciation. The Trust will pursue its investment objectives by investing substantially all of the net proceeds from this offering in the Master Fund. There can be no assurance that the Trust will achieve its investment objectives. The Master Fund is a non-diversified, closed-end management investment company that is registered under the 1940 Act. The Master Fund was organized as a Delaware statutory trust on October 2, 2015 and has no operating history. The principal office of the Master Fund is located at 399 Park Avenue, 18th Floor, New York, New York 10022, and its telephone number is (212) 547-2600.
The Master Fund has the same investment objectives as the Trust. There can be no assurance that the Master Fund will achieve its investment objectives. The Master Fund will make the investments described in this prospectus with the proceeds it receives from the sale of Master Fund Shares to the Trust and any other investment company registered under the 1940 Act which has a principal investment strategy of investing substantially all of its assets in the Master Fund. The Master Fund may have investors in addition to the Trust from time to time that may (individually or in the aggregate) own a greater percentage of the Master Fund than is owned by the Trust. The Master Fund intends to invest primarily in a diversified portfolio of real estate and real estate-related investments, which, under normal circumstances, will represent at least 80% of the Master Fund’s net assets (plus the amount of leverage for investment purposes), including: (i) CRE debt, including first mortgage loans, subordinate mortgage and mezzanine loans, participations in such loans and preferred equity interests; (ii) select CRE equity investments, including (a) direct investments in CRE and (b) indirect ownership in CRE through PE Investments and other joint ventures; and (iii) CRE securities, such as CMBS, unsecured debt of publicly-traded REITs and CDO notes. Although the Master Fund does not intend to operate as a “diversified” investment company within the meaning of the 1940 Act, the Advisors believe the Master Fund will achieve diversification by investing across asset types, property types and geographic locations. The Master Fund will seek to create and maintain a portfolio of investments that generate attractive and consistent cash distributions. The Master Fund’s lending-focused investment strategy emphasizes its primary investment objectives of payment of current returns to investors and preservation of invested capital and its secondary investment objective of capital appreciation from its investments. For a further discussion of the Master Fund’s principal investment strategies, see “Investment Objectives and Strategies.” There can be no assurance that the Trust or the Master Fund will achieve their investment objectives.
The investment adviser to the Trust and the Master Fund is the Advisor. The Advisor is responsible overseeing the management of the Master Fund’s activities. The Advisor will engage the Co-Advisor to serve as the co-advisor to the Trust and Master Fund. The Co-Advisor will assist the Advisor with the day-to-day identification, recommendation, management and monitoring of investments for the Trust’s and Master Fund’s portfolios, subject to the oversight of the Advisor. See “The Advisors.” The Advisor and the Co-Advisor are each an affiliate of NorthStar. The Advisor may delegate certain of its obligations to the Master Fund to other affiliated entities or third parties, which may be organized under the laws of the United States or foreign jurisdictions.
Ultimate responsibility for monitoring and overseeing the Trust’s management and operation and the Master Fund’s investment program, management and operation is vested in the individuals who serve on the Board and the Master Fund Board, respectively. The same individuals serve on the Board and the Master Fund Board. See “Management of the Trust and the Master Fund.”

The Advisors
The Advisors will be responsible for overseeing the management of the Trust’s and Master Fund’s activities, including investment strategies, investment goals, asset allocation, leverage limitations and other guidelines in addition to the general monitoring of the Trust’s and Master Fund’s portfolios, subject to the oversight of the Board and the Master Fund Board. The Advisors are affiliates of NorthStar, a leading global asset management firm with approximately $38 billion in assets under management as of September 30, 2015, as adjusted for acquisitions and commitments to purchase through November 4, 2015, that focuses on strategically managing real estate and alternative investment platforms in the United States and internationally. For a description of the Management Fee and Incentive Fee payable to the Advisor and the Co-Advisor’s compensation, see “Management and Incentive Fees.”
The Advisor
The Trust and the Master Fund will be managed by the Advisor pursuant to the Trust Advisory Agreement and Master Fund Advisory Agreement, respectively. The Advisor is a Bermuda limited company formed on December 22, 2015 that will be a registered investment adviser under the Advisers Act prior to the commencement of this offering. The principal office of the Advisor is located at NSAM B-RECF Ltd, 11 Waterloo Lane, Pembroke, HM 08, Bermuda.
Pursuant to the Trust Advisory Agreement and the Master Fund Advisory Agreement, the Advisor oversees the management of the Trust’s and Master Fund’s activities, respectively, including investment strategies, investment goals, asset allocation, leverage limitations and other guidelines in addition to the general monitoring of the Trust’s and Master Fund’s portfolios, subject to the oversight of the Board and the Master Fund Board. The Advisor also provides asset management, marketing, financial reporting, post-trade compliance, investor relations and other administrative services, including certain accounting services and maintenance of certain books and records, on behalf of the Trust and the Master Fund pursuant to the Trust Advisory Agreement and the Master Fund Advisory Agreement, respectively. The Advisor may engage, or arrange for the engagement of, third-party service providers to assist with the provision of administrative services.
In accordance with the Master Fund Advisory Agreement and the Trust Advisory Agreement, the Advisor will be reimbursed for certain expenses it or its affiliates incur in connection with providing services to the Trust or the Master Fund, as provided for in the Master Fund Advisory Agreement and the Trust Advisory Agreement, respectively. The Trust and the Master Fund will also reimburse the Advisor for routine non-compensation overhead expenses incurred by the Advisor in performing administrative services for the Trust and Master Fund. For a description of the expenses subject to reimbursement, see “Trust and Master Fund Expenses.”
The Advisor has no operating history and does not have employees. However, the Advisor has entered into the Advisor Staffing Agreement with one or more affiliates of NorthStar. Pursuant to the Advisor Staffing Agreement, one or more affiliates of NorthStar will agree to make certain senior management and other personnel available to the Advisor. The Advisor believes that the experienced personnel made available to the Advisor by the Advisor Staffing Agreement will assist overseeing the management of the Trust’s and Master Fund’s activities. The Advisor has appointed an investment committee to oversee the management of the Trust’s and Master Fund’s activities. The Advisor’s investment committee consists of the following members: Messrs. Hamamoto, Gilbert, Tylis, Kauff and Fallick. See “Portfolio Management — Investment Committee of the Advisor” and “Management of the Trust and the Master Fund — Board of Trustee and Executive Officers” for biographic information pertaining to the investment committee members.
A substantial portion of the Advisor’s assets are located outside of the United States. As a result, it may be difficult for investors to effect service of process on the Advisor in the United States or to enforce in the United States judgments obtained in U.S. courts against the Advisor based on the civil liability provisions of the securities laws of the United States or any State or territory within the United States. It is doubtful whether courts in Bermuda will enforce judgments obtained in other jurisdictions, including the United States, against the Advisor under the securities laws of those jurisdictions or entertain actions in Bermuda against the Advisor under the securities laws of other jurisdictions.

The Co-Advisor
The Trust and the Master Fund, along with the Advisor, have engaged an affiliate of the Advisor, the Co-Advisor, to act as the Trust’s and Master Fund’s investment co-advisor pursuant to the Trust Co-Advisory Agreement and the Master Fund Co-Advisory Agreement. The Co-Advisor is a Delaware limited liability company formed on December 22, 2015 that will be a registered investment adviser under the Advisers Act prior to the commencement of this offering. The principal office of the Co-Advisor is located at 399 Park Avenue, 18th Floor, New York, New York 10022.
Pursuant to the Trust Co-Advisory Agreement and the Master Fund Co-Advisory Agreement, the Co-Advisor will assist the Advisor with the day-to-day activities and the sourcing, management and monitoring of investments for the Trust’s and Master Fund’s portfolios, subject to the oversight of the Advisor, respectively. The investment committee of the Advisor retains ultimate responsibility for all investment decisions of the Trust and the Master Fund.
The Co-Advisor will also furnish the Trust and Master Fund with office facilities and equipment, and will provide clerical, bookkeeping and record keeping and other administrative services pursuant to the Trust-Co Advisory Agreement and the Master Fund Co-Advisory Agreement, respectively. In addition, the Co-Advisor will perform the calculation and publication of the Master Fund’s NAV, and oversee the preparation and filing of the Master Fund’s tax returns, the payment of the Master Fund’s expenses and the performance oversight of various third-party service providers.
In accordance with the Master Fund Co-Advisory Agreement and the Trust Co-Advisory Agreement, the Co-Advisor will be reimbursed for certain expenses it or its affiliates incur in connection with providing services to the Trust or the Master Fund, as provided for in the Master Fund Co-Advisory Agreement and the Trust Co-Advisory Agreement, respectively. The Trust and the Master Fund will also reimburse the Co-Advisor for routine non-compensation overhead expenses incurred by the Co-Advisor in performing administrative services for the Trust and Master Fund. For a description of the expenses subject to reimbursement, see “Trust and Master Fund Expenses.”
The Co-Advisor has no operating history and does not have employees. However, the Co-Advisor has entered into the Co-Advisor Staffing Agreement with one or more affiliates of NorthStar. Pursuant to the Co-Advisor Staffing Agreement, one or more affiliates of NorthStar will agree to make certain senior management and other personnel available to the Co-Advisor. The Co-Advisor believes that the experienced personnel made available to the Co-Advisor by the Co-Advisor Staffing Agreement will enable the Co-Advisor to effectively assist the Advisor with the day-to-day identification, recommendation, management and monitoring of investments for the Trust’s and Master Fund’s portfolios. The potential investments sourced by the Co-Advisor will be presented to the Advisor’s investment committee for approval and allocation in accordance with the Advisor’s allocation policy.
In accordance with the Master Fund Advisory Agreement and the Master Fund Co-Advisory Agreement, each of the Advisor and Co-Advisor, respectively, will be reimbursed for certain expenses it or its affiliates incur in connection with providing services to the Master Fund, as stipulated in the applicable advisory agreement.
The Advisors’ Management Team
Although the Advisors have no operating history, they will be led by an experienced senior management team of investment professionals with, on average, over 23 years of operational and management experience in the commercial real estate and alternative investment management industries, including David T. Hamamoto, Albert Tylis, Daniel R. Gilbert, Debra A. Hess and Ronald J. Lieberman.
In executing on its business strategy, the Master Fund will benefit from the Advisors’ affiliation with NorthStar, a leading global asset management firm with approximately $38 billion in assets under management as of September 30, 2015, as adjusted for acquisitions and commitments to purchase through November 4, 2015, that focuses on strategically managing real estate and alternative investment platforms in the United States and internationally. NorthStar currently manages the Managed Companies. Through its management of these companies, the management team of NorthStar and its affiliates have developed significant expertise in operating publicly-registered companies, including public company reporting, internal controls and risk management, legal and regulatory compliance, stock exchange requirements, fund management and operations. In addition, NorthStar’s senior management team has substantial experience in private debt, private equity and real estate investing.
As of September 30, 2015, NorthStar and its affiliates had approximately 360 employees located domestically and internationally, with its principal executive offices located in New York, New York and additional offices in Cleveland, Ohio, Denver, Colorado, Dallas, Texas, Bethesda, Maryland, Los Angeles, California, San Francisco, California, London, England, Luxembourg, Jersey, Hong Kong and Bermuda.

Use of Proceeds
Substantially all of the net proceeds from the sale of Shares are to be invested in the Master Fund as of the date of the Bi-Monthly Closing on which such proceeds are received by the Trust. The Trust expects that following the Master Fund’s receipt of the net offering proceeds, the Master Fund will invest such proceeds as soon as practicable in accordance with the Master Fund’s investment objectives and strategies, consistent with market conditions and subject to the availability of suitable investments; however, initially, the Master Fund may utilize a portion of the assets it receives from the Trust to pay for distributions. Any assets of the Trust not invested in the Master Fund will be de minimis amounts of cash or cash equivalents used to meet its ongoing expenses. There can be no assurance that the Trust will be able to sell all the Shares it is offering. If the Trust sells only a portion of the Shares it is offering, the Trust and the Master Fund may be unable to achieve their investment objectives.
The Master Fund currently anticipates that it will be able to fully invest substantially all of the Master Fund’s assets within approximately six months of receipt of any proceeds received from any sales of Master Fund Shares following the Trust’s commencement of operations, depending on market conditions and the availability of appropriate investment opportunities. Select CRE equity investments may be purchased as appropriate opportunities arise, which could take up to one year or longer, and the Master Fund may choose to be more fully invested in CRE debt and securities during such period. Pending investment as described above, the proceeds will be held in obligations of the U.S. Government, its agencies or instrumentalities, highly rated money market instruments or mutual funds that invest in such instruments. As a result of this short-term investment of the proceeds, during the Master Fund’s ramp-up period, a lower return may be realized than if the Master Fund had been fully invested in accordance with its investment objectives and policies.
The table below sets forth the Trust’s estimate of how it intends to use the gross proceeds from this offering. Information is provided assuming that the Trust sells the maximum number of Shares registered in this offering, or 20,000,000 Shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of the Shares and the actual number of Shares the Trust sells. The initial public offering price will be $9.47 per Share, assuming the maximum selling commissions and dealer manager fees, and, thereafter, the public offering price will be the Trust’s current NAV per Share plus Organization and Offering Expenses, plus selling commissions and dealer manager fees. The Advisor and its affiliates have incurred organization and offering costs, on the Trust’s behalf, of approximately $       and $      , respectively, as of            , 2016. The Advisor and its affiliates are entitled to receive reimbursement for costs paid on behalf of the Trust. The Trust records organization and offering costs each period based upon an allocation determined by the Advisor based on its expectation of total organization and offering costs to be reimbursed. As of February 3, 2016, no organization and offering costs have been allocated to the Trust.
Organization costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Trust’s organization. These costs are expensed as incurred. The Trust’s offering costs include, among other things, legal, accounting, printing and other expenses pertaining to this offering. The Trust has charged offering costs against capital in excess of par value on the balance sheet. See “Trust and Fund Expenses — Organization and Offering Costs.”
The amounts in the table below assume that full selling commissions and dealer manager fees are paid on all Shares offered to the public on a best efforts basis. All or a portion of the selling commissions and dealer manager fees may be reduced or waived in connection with certain categories of sales, such as sales through investment advisers or banks acting as trustees or fiduciaries, and sales to the Trust’s affiliates. See “Plan of Distribution.” The reduction in these fees will be accompanied by a corresponding reduction in the purchase price per Share but will not affect the amounts available to the Trust for investment in the Master Fund.
The Trust estimates that it will incur approximately $1.82 million of organization and offering expenses if the maximum number of Shares is sold. The Trust will reimburse offering expenses incurred by the Advisor on the Trust’s behalf. However, the Advisor has agreed to limit the amount of organization and offering expenses incurred by the Trust to 1.0% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees. Any reimbursements of organization and offering expenses by the Trust will not exceed actual expenses incurred by the Advisor and its affiliates, and the Advisor is responsible for the payment of the Trust’s cumulative organization and offering expenses to the extent they exceed 1.0% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees.
The selling commissions, dealer manager fees and expenses shown in the table are based on estimated amounts for the Trust’s first year of operations and assume that the Trust raised gross proceeds from this offering in the amount of  $189,376,000, before the payment of selling commissions and dealer manager fees. Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the gross proceeds from this offering.
	Amount	%
Gross proceeds	$189,376,000	100.0%
Less:
Selling commissions(1)	$3,787,520	2.0%
Dealer manager fees(1)	$3,787,520	2.0%
Net proceeds after sales load(2)	$181,800,960	96.0%
Less:
Offering expenses(2)	$1,818,010	0.96%
Net proceeds/amount available for investments(2)	$179,982,950	95.04%

(1)
As a percentage of the Trust’s public offering price per Share until such time as an NAV has been established and thereafter, the Trust’s NAV per Share. Estimated amounts have been rounded for ease of presentation. In no event will the aggregate selling commissions and dealer manager fees exceed 2.0% and 2.0%, respectively, of the gross offering proceeds received in this offering.

(2)
As a percentage of the Trust’s initial public offering price per Share until such time as a NAV has been established and thereafter, the Trust’s NAV per Share.

Investment Objectives and Strategies
Investment Objectives
The Trust’s primary investment objectives are to generate attractive and consistent income through cash distributions and preserve and protect shareholders’ capital, with a secondary objective of capital appreciation. The Trust will pursue its investment objectives by investing in Master Fund Shares substantially all of the net proceeds from this offering (after payment of the organization and offering expenses, including the Sales Load). The Master Fund’s investment objectives are the same as the Trust’s, and all investments are made at the Master Fund level; therefore the Trust’s investment results will correspond directly to the investment results of the Master Fund. However, there can be no assurance that the Trust or the Master Fund will achieve these investment objectives. Within the Master Fund’s investment objectives and policies, the Advisors will have substantial discretion with respect to the selection, purchase and sale of the Master Fund’s assets, subject to the approval of the Master Fund Board through the adoption of the Master Fund’s investment guidelines or otherwise.
Neither the Trust’s nor the Master Fund’s primary investment objectives may be changed without the affirmative vote of a majority of the outstanding voting securities of the respective entity; however, the secondary investment objective may be changed or modified by the respective entity’s Board without shareholder action. As provided in the 1940 Act, a “vote of a majority of the outstanding voting securities” of an entity means the affirmative vote of the lesser of  (i) more than 50% of the outstanding shares of the entity or (ii) 67% or more of the shares of such entity present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
Investment Strategies
The Master Fund will have the same investment objectives and policies as the Trust, and there can be no assurance that the Master Fund will achieve its investment objectives. The Master Fund’s strategy is to invest primarily in a diversified portfolio of real estate and real estate-related investments, which, under normal circumstances, will represent at least 80% of the Master Fund’s gross assets (including the amount of leverage for investment purposes), including: (i) CRE debt, including first mortgage loans, subordinate mortgage and mezzanine loans, participations in such loans and preferred equity interests; (ii) select CRE equity investments including (a) direct investments in CRE and (b) indirect ownership in CRE through PE Investments and other joint ventures; and (iii) CRE securities, such as CMBS, unsecured debt of publicly-traded REITs and CDO notes. Although the Master Fund does not intend to operate as a “diversified” investment company within the meaning of the 1940 Act, the Advisors believe the Master Fund will achieve diversification by investing across asset types, property types and geographic locations. The Master Fund’s lending-focused investment strategy emphasizes its primary investment objectives of the payment of current returns to investors and preservation of invested capital, and promotes its secondary investment objective of capital appreciation.
The Master Fund expects that a majority of its portfolio will consist of CRE debt and less than a majority of its portfolio will consist of select CRE equity investments and securities. However, the Master Fund may invest in any of the asset classes mentioned in the paragraph above, and it has not established any limits on the percentage of its portfolio that may be comprised of these various categories of assets. The Master Fund cannot predict its portfolio composition because such composition will be dependent, in part, upon the then current CRE market, the investment opportunities it presents and available financing, if any, as well as other micro and macro market conditions.
Certain direct and indirect equity investments in CRE may be made through the Master Fund’s private REIT, or the REIT Subsidiary that intends to invest through wholly owned special purpose vehicles in properties with a focus on consistent income and quality locations to strong borrowers. The REIT Subsidiary may also invest in CRE debt and securities. Based on current market conditions, once fully invested, the Advisors anticipate that the Master Fund will gain exposure to direct and indirect equity investments in CRE by investing up to 25% of the value of its total assets in securities of the REIT Subsidiary. The Master Fund’s indirect acquisition and disposition of equity investments in CRE may be effected through the REIT Subsidiary’s wholly owned special purpose vehicles, which are expected to be organized as limited liability companies but may also take the form of limited partnerships or other entities.

The REIT Subsidiary is a “wholly owned subsidiary” of the Master Fund as defined in the 1940 Act (i.e., the Master Fund owns 95% or more of the REIT Subsidiary’s outstanding voting securities). Based on market conditions, the Advisors may cause the Master Fund to reduce, liquidate and/or forego investments in the REIT Subsidiary. Investment through the REIT Subsidiary involves risks, including the risk that the failure of the REIT Subsidiary to qualify as a REIT will have adverse tax consequences on the REIT Subsidiary and may adversely affect the performance of the Master Fund and, consequently, the Trust.
The period that the Master Fund will hold its investments will vary depending on the type of asset, interest rates, investment performance, micro and macro real estate environment, capital markets and credit availability, among other factors. The Master Fund expects that it will hold debt investments until the stated maturity. The Master Fund may sell all or a partial ownership interest in an asset before the end of the expected holding period if it believes that market conditions have maximized its value to the Master Fund or the sale of the asset would otherwise be in the best interests of the shareholders of the Master Fund.
The Master Fund intends to file a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the “CEA”), the Master Fund would not be subject to regulation as a commodity pool under the CEA.
The Advisors’ Strengths
The Advisors believe they have a combination of strengths that will contribute to the Master Fund and the Trust’s performance. Given NorthStar’s extensive track record, experience and capabilities as a publicly traded, diversified CRE and alternative investment and asset management firm, the Master Fund may benefit from the Advisors’ arrangement with NorthStar and its affiliates in executing its business strategy. These strengths include:
•
Experienced Management Team — NorthStar has a highly experienced management team of investment professionals who have diverse backgrounds with, on average, over 23 years of operational and management experience at asset managers and investment firms, private investment funds, investment banks and other financial service companies, which provide an enhanced perspective for managing the Master Fund’s portfolio. The senior management team of NorthStar also acquired and manage the historical and existing portfolio of investments of NorthStar and its Managed Companies, and possess significant operational and management experience in the real estate industry. The Master Fund believes that the accumulated experience of NorthStar’s senior management team in the commercial real estate and alternative investment management industries will allow the Master Fund to deploy capital throughout the CRE capital structure fluidly in response to changes in the investment environment. Please see “Management of the Trust and the Master Fund” for biographical information regarding these individuals.

•
Real Estate and Lending Experience — NorthStar’s management team has developed a reputation as a leading diversified CRE and alternative investment asset management team because of its strong track record in managing approximately $38 billion in real estate investments as of September 30, 2015 as adjusted for acquisitions and commitments to purchase through November 4, 2015. The Master Fund believes that it can leverage NorthStar’s extensive real estate and lending experience, deep and thorough investment process and portfolio management skills to structure and manage the Master Fund’s investments prudently and efficiently.

•
Public Company and REIT Experience — NorthStar’s management team is skilled in public company reporting and compliance. Inclusive of NorthStar and the Master Fund, NorthStar’s senior management team is responsible for the operations of eight publicly registered companies, including the public asset management company, two publicly traded REITs and five public, non-traded investment vehicles. Through its management of these companies, NorthStar and its management team have developed significant expertise in operating publicly-registered companies, including public company reporting, internal controls and risk management, legal and regulatory compliance, stock exchange requirements, fund management and operations.

•
Distribution Support Commitment — NorthStar Realty has agreed to purchase up to an aggregate of  $10.0 million in Master Fund Shares, of which $2.0 million will be contributed as the Seed Capital Investment, from time to time at the current NAV per Master Fund Share until the earlier of  (a) two (2) years from the date the Trust, or another investment company registered under the 1940 Act which has a principal investment strategy of investing substantially all of its assets in the Master Fund, commences an offering, or (b) the date upon which neither the Advisor nor any of its affiliates is serving as the Master Fund’s investment advisor. In no event shall NorthStar Realty be required to purchase in the aggregate greater than $10.0 million in Master Fund Shares, including the Seed Capital Investment. If the cash distributions the Trust pays during any month exceeds the Trust’s net investment income for such month, NorthStar Realty will purchase Master Fund Shares following the end of each month for an aggregate purchase price equal to the amount by which the cash distributions paid to Shareholders exceed net investment income for such month, up to an amount equal to a 7.0% cumulative, non-compounded annual return on Shareholders’ invested capital, prorated for such month. Notwithstanding NorthStar Realty’s obligations pursuant to the Distribution Support Agreement, the Master Fund is not required to pay distributions to Master Fund Shareholders, including the Trust, at a rate of 7.0% per annum or at all. After the Distribution Support Agreement with NorthStar Realty has terminated, the Master Fund and, consequently, the Trust may not have sufficient cash available to pay distributions at the rate it had paid during preceding periods or at all. For more information regarding NorthStar Realty’s share purchase commitment, the purchases of Master Fund Shares thereunder as of the date of this prospectus and the Master Fund’s and Trust’s distribution policy, please see “Distributions — Distribution Support Agreement.”

Market Overview and Opportunity
The Advisors believe that the current market for CRE lending, including investments in CRE debt, select equity and securities investments is very compelling from a risk/return perspective. Through NorthStar’s experience as both a CRE lender and owner, the Master Fund intends to favor a strategy weighted toward targeting CRE debt investments which maximize current income, with subordinate capital and downside structural protections. The Advisors believe that their lending-focused investment strategy, combined with the experience and expertise of the Advisors’ management team, will provide opportunities to: (i) originate loans with attractive current returns and strong structural features directly with borrowers, thereby taking advantage of market conditions in order to seek the best risk-return dynamic for Shareholders; (ii) make direct CRE equity investments with leading property managers and operating partners, targeting high-quality assets with in-place cash flow and upside potential through asset appreciation driven by our operational capabilities; (iii) strategically acquire indirect interests in CRE through PE Investments or other ventures managed by leading institutional fund managers that will provide current income, upside potential and portfolio diversification; and (iv) purchase CRE debt and securities from third parties, in some instances at discounts to their face amounts (or par value). The Advisors believe the combination of these strategies and the application of prudent leverage to their CRE investments may also allow the Master Fund to (i) realize appreciation opportunities in its portfolio and (ii) diversify its capital and enhance returns.
The Advisors believe that the following market conditions, some of which are byproducts of the most recent economic recession, create a favorable investment environment for the Master Fund.

Investing in the Master Fund’s targeted investments provides the opportunity to participate in a CRE market where values have shown positive trends and are expected to remain positive, while maintaining downside protection.   Property capitalization rates and real estate valuations are directly related. The Trust defines property capitalization rates as the net operating income on a property divided by the property’s purchase price. By the fourth quarter of 2009, capitalization rates increased 150 basis points for both core properties (generally comprised of stabilized properties characterized by high occupancy levels in major metropolitan areas, including fully leased apartments, offices and retail properties) and non-core properties (generally properties in a transition phase, including properties located in smaller markets with lower occupancy rates or more volatile rental streams such as hotel properties, self-storage facilities and undeveloped land) from their lowest levels in the second quarter of 2008 and second quarter of 2007, according to data from BofA Merrill Lynch Global Research/NCREIF and Real Capital Analytics, respectively, which resulted in decreasing property values. Given certain dynamics in the current market including (i) the continuing steady recovery of the economy (as evidenced by the decrease in unemployment shown below); (ii) prevailing low interest rates and (iii) continued new CRE supply, the Advisors expect real estate values to trend positively due to further capitalization rate compression, increased property level net operating income or a combination of both. The Advisors believe the Master Fund’s portfolio provides an opportunity to benefit in the growth of CRE values while maintaining downside protection in the event the CRE markets do not improve or have future declines, while investing in select CRE equity transactions provides the opportunity to participate directly in this CRE growth.
Commercial Property Price Index and U.S. Unemployment Rate

GreenStreet Advisors Commercial Property Price Index
U.S. Unemployment Rate
Date
140
120
100
80
60
40
20
0
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Jan-07
Jun-07
Nov-07
Apr-08
Sep-08
Feb-09
Jul-09
Dec-09
May-10
Oct-10
Mar-11
Aug-11
Jan-12
Jun-12
Nov-12
Apr-13
Sep-13
Feb-14
Jul-14
Dec-14
May-15
Oct-15
GreenStreet Advisors Commercial Property Price Index
U.S. Unemployment Rate

Source: GreenStreet Advisors and Bureau of Labor Statistics, November 2015

Continued growth in the CRE markets should result in increased investment opportunities.   Access to CRE debt is a key element of a healthy CRE market in which increased CRE transaction volume may occur. CRE transaction activity can be attributed to a number of factors, including increasing property values, international demand for U.S. commercial real estate and limited new supply. According to information from Real Capital Analytics in the chart below, CRE transaction volume has increased steadily since its nadir in 2009 at $67 billion to over $400 billion in 2014. Transaction volume continues at a strong pace, with total transaction volume reaching approximately $429 million through October 2015, a 25% increase over the same period in 2014. The improving economy may continue to provide for greater CRE property transaction volume by sellers looking to realize profits and buyers looking to build additional value. In turn, the Master Fund believes it is well-positioned to take advantage of increased transaction volume due to the Advisors’ ability to provide flexible lending and capital solutions that are soundly structured, while targeting specific portions of the CRE capital stack to maximize our risk-adjusted returns.
CRE Transaction Volume

Source: Real Capital Analytics, October 2015. Based on independent reports of properties and portfolios $5 million and greater.

The increasing number of maturing CRE loans over the next five years is expected to provide an opportunity for refinancing capital.   As shown in the chart below, the large volume of scheduled loan maturities over the next several years will provide significant investment opportunities for CRE lenders and providers of capital such as our company. On average, approximately $455 billion of CRE debt matures annually from 2016 through 2018 (or approximately $1.25 billion per day), with approximately $2.07 trillion scheduled to mature from 2016 through 2020. From 2010 through 2014 (as depicted below), average origination volume was $258 billion, indicating that while a significant portion of loans scheduled to mature from 2016 through 2020 may be refinanced through the CRE debt origination market, many loans may require other sources of capital in order to be refinanced. These loan maturities would be in addition to the volume of loans required to finance the CRE property and sale activity discussed above. The expected wave of maturities may provide the Master Fund with various investment opportunities throughout the CRE capital structure due to the Advisors’ flexible platform in addition to NorthStar’s strong origination capabilities and experience making CRE loans.
Projected CRE Loan Maturities

$600
$500
$400
$300
$200
$100
$0
$ in Billions
2016
2017
2018
2019
2020
Year
Commercial Real Estate Loan Maturities
Average annual origination volume: $258 Billion (2010-2014)

Source: Barclays Capital, Barclays Capital U.S. Securitization Research: CMBS Outlook 2015; Mortgage Bankers Association Annual Origination Volume Summation 2013. 2014 volume based off of Mortgage Bankers Association Quarterly Surveys of Commercial/Multifamily Originations Index.

Capital available from traditional sources of CRE debt cannot satisfy demand.   Total CRE debt originations remain below 2007 peak levels. In particular, CMBS issuance peaked at approximately $231 billion in 2007 and subsequently plummeted in 2008 and 2009, falling 95% and 99%, respectively. As shown in the chart below, between 2009 and 2015, the securitization market for CRE debt has seen a gradual increase in activity from $3.0 billion to $94.0 billion in 2014 (including $2.7 billion of CDO-like securitizations in 2014, a 29% increase from 2013). Through November 2015, U.S. CMBS issuance of  $93.0 billion represents an 8% increase over the same period in 2014, with issuance on pace for its strongest year since 2007. This trend illustrates the vitality of the CRE capital markets and robust institutional demand for CRE-backed investments.
U.S. CRE Debt Originations

Source: Total originations data – Commercial Mortgage Bankers Association Annual Origination Volume Summations 2002-2015 and Quarterly Survey of Commercial/Multifamily Mortgage Bankers Originations Q2 2015. * Mortgage Bankers Origination Index estimates quarterly origination volume, which was extrapolated against actual historical originations. CMBS originations data – Commercial Mortgage Alert, November 2015.

Non-traditional CRE lenders continue to gain market share relative to banks and CMBS conduits.    Following the recent economic downturn, banks and other CRE lenders significantly restricted lending activity during a period of financial and economic uncertainty, with annual CRE origination levels dropping 77% between 2007 and 2010. Although CRE lending volume has rebounded considerably since the recession, with 2014 CRE origination volume approaching 80% of 2007 peak levels, we believe that market conditions may continue to favor alternative capital provides such as REITs and private investment funds, which are not subject to many of the regulatory requirements of larger banks, insurance companies and other financial institutions. As shown below, between 2012 and 2014, REIT and private fund origination volumes increased at a compounded annual growth rate of 107%, compared with 34% and 12% for commercial banks and life insurance companies, respectively. In addition, 2014 CMBS and conduit origination volume represented only 41% of peak levels. We believe that alternative capital providers such as REITs may continue to increase their market share as regulatory changes, including increased capital requirements, leverage limitations and Dodd-Frank’s risk retention rules for securitization sponsors further restrict traditional lenders’ capabilities.
CRE Origination Growth by Lender: 2012-2014

Source: Commercial Mortgage Bankers Association Annual Origination Volume Summations 2012-2014.

Potential benefits exist in the Master Fund’s floating rate investments in a rising interest rate environment.   With an improving economy tend to come rising interest rates; given the Master Fund’s intention to focus on floating rate loans, the Master Fund should benefit from such an environment relative to investment vehicles that focus on fixed rate loans. Quantitative easing by the Federal Reserve and maintenance of historically low interest rates have contributed to economic recovery, corporate stability and decreased unemployment. The gradual end of those practices should coincide with increased corporate strength and rental growth, which supports a rising interest rate environment, as shown below. The Master Fund intends to predominantly make CRE debt investments with a coupon consisting of a credit spread over a floating rate index, usually LIBOR. As interest rates rise, the interest income produced by floating rate investments will also increase, producing more revenue. The Master Fund also intends to finance or match its floating rate assets with floating rate borrowings. Since the Master Fund may finance a portion of any given investment to generate improved returns, the benefits of rising interest rates to the Master Fund’s floating rate investments will outpace the increasing cost of its borrowings, resulting in corresponding improved returns on the Master Fund’s invested equity. As a result of an improving economy that supports a rising interest rate environment, the Advisors believe their emphasis on floating rate investments may benefit Shareholders.
Forward LIBOR Curve

Source: Chatham Financial, November 2015

An improving CRE market may provide additional opportunities for portfolio appreciation and current income by targeting direct CRE equity investments.   In addition to CRE debt investments, the Master Fund intends to acquire CRE properties directly or through joint venture structures that will provide potential appreciation from (i) income growth driven by value creation through operations at the property level; and (ii) improving property and market fundamentals. As shown below, revenue across major CRE sectors is projected to remain strong in the near-term at an average of 4.34 % across all property types, indicating that direct CRE ownership may provide an attractive opportunity for income-focused investors to capitalize on these positive trends. The Master Fund’s investment strategy will utilize a relative value approach of lending in capital constrained markets and purchasing properties and borrowing efficiently in more liquid markets. The Master Fund intends to target property types and markets that benefit from improving underlying economic drivers of real estate demand, resulting in favorable overall market occupancy and rent growth. As CRE markets continue to improve, direct CRE ownership may complement our CRE debt-focused strategy, optimizing our ability to generate current income while also participating in potential property value appreciation.
Effective Revenue by Property Type

Source: Wells Fargo Securities, November 25, 2015. Commercial Real Estate Chartbook: Q2 2015

NorthStar’s expertise in the growing market for secondary private equity fund transactions may allow the Master Fund to further diversify our portfolio through strategic investments with leading institutional real estate fund managers.   As shown below, the secondary market for limited partnership interests in real estate private equity funds has grown significantly since 2011, with 2015 transaction volume expected to reach $7.0 billion, compared with $2.0 billion in 2011, representing a 250% increase. With endowments, pension funds and other institutional investors seeking to rebalance their portfolios and access liquidity, the Advisors believe there will continue to be compelling investment opportunities in strategically acquiring portfolios of limited partnership interests in real estate private equity funds. As NorthStar and its Managed Companies have been leading participants in this sector since 2013, with over $3.0 billion in completed transactions, the Advisors are well-positioned to capitalize on this growing market opportunity. NorthStar’s significant experience and relationships in this market provide the Advisors with a number of competitive advantages, including in-depth knowledge of the fund landscape through prior completed transactions, the ability to creatively structure and close on transactions to meet seller needs and the flexibility to complete both large portfolio transactions and smaller deals. Investments in private equity limited partnership interests allow the Master Fund to gain indirect equity exposure to a number of real estate assets in a single transaction, providing for efficient portfolio diversification across geographic locations and asset classes. In addition, as many funds are approaching the end of their lifecycle, these investments may provide attractive current income streams through regular distributions while also providing potential upside through property value appreciation, which the Advisors believe will complement their debt-focused investment strategy.

$2.0
$2.5
$3.0
$4.0
$9.0
2011
2012
2013
2014
1H2015
1H Actual
2H Estimate

Source: Greenhill Cogent, October 2015. Secondary Market Trends Outlook

The current market offers opportunities in new issue and legacy CRE securities (issued prior to 2008).    The Advisors believe the current CRE securities market presents opportunities for investors with a proven track record, investment process and a focus on investing in the underlying CRE credit (and not just credit ratings) to purchase investment grade or non-investment grade new issue and legacy CRE securities. The opportunity to purchase both senior new issue bonds, which have a high level of liquidity and subordinate new issue bonds including “B-pieces” at discounts, may provide attractive current returns while also generating gains through either the increase of market valuations as credit spreads tighten due to improving fundamentals or repayment at par. As shown below, CMBS investments also generate attractive returns relative to the credit risk of similarly rated bonds backed by alternative collateral types (while direct lending still provides a more significant premium).
Relative Value of CRE Investing

Source: Barclays Capital Live, December 3, 2015. Cushman & Wakefield Capital Markets Updates 2007-2015.
* US Industry Avg. BBB is the average of indexed spreads for BBB financial, industrial, and utility bonds.
The current CRE secured lending and securitization markets offer us the opportunity to obtain attractive, long-term, non-mark-to-market financing for our debt investments.   As liquidity improves in the CRE market (as described above), the Advisors anticipate pricing for CRE debt to become more competitive, but the Advisors believe the terms to finance the Master Fund’s targeted investments will become more favorable, allowing the Master Fund to generate attractive returns and maintain its competitiveness. Subject to the limitations imposed by the 1940 Act, the Master Fund intends to continue to enter into credit facilities and participate in the securitization market as an issuer where it can finance its assets with long-term, non-recourse, non-mark-to-market and match-term leverage. “Non-mark-to-market” leverage is a term used to describe financing that generally does not require a borrower to make payments to maintain a certain loan to value ratio when the financed asset is deemed to have lost value relative to the amount of debt outstanding on that asset. “Match-term” leverage is a term used to describe borrowings where the maturity of the Master Fund’s investments is matched with the maturity of the Master Fund’s borrowings. This financing strategy has been successfully employed by NorthStar’s managed companies, which has entered into approximately $5.0 billion of term credit facilities and over $2.6 billion of securitization financing transactions. The Advisors believe the availability of financing should allow them to source attractive investments and prudently lever certain assets within their portfolio to achieve the Master Fund’s targeted risk-adjusted returns (while maintaining downside protection), although there can be no guarantee that this will be the case.
NorthStar’s experience, reputation and successful track record provide investment opportunities through existing relationships.   The growth and achievements of the sponsor’s existing platform and reputation as a leading diversified CRE investment and asset management company managing approximately $38 billion in real estate investments as of September 30, 2015 (adjusted for commitments to acquire certain investments by the Managed Companies) may provide attractive sources of new investments for us. Through the aggregation of its portfolio and the experiences of its management team, NorthStar has accumulated significant relationships with borrowers and operators. Transactions often must close with hard deadlines and capital deposits at risk. Comfort with the Advisors diligence process and the certainty of execution provided on past transactions with NorthStar may provide us with an advantage when competing for new lending opportunities with successful borrowers with established track records. NorthStar maintains a robust CRE pipeline from which the Advisors will source their investment opportunities. To date, NorthStar and its affiliates have originated approximately $4.0 billion of investments with repeat business relationships. Additionally, NorthStar’s centralized investment process and the ability to provide “one-stop shopping” for solutions across the CRE capital structure may provide the Master Fund with an advantage when competing for business opportunities. The Advisors believe these benefits stemming from affiliation with NorthStar will lead to significant investment opportunities.
In summary, after the virtual shutdown of the real estate credit markets in 2007, a gradual recovery has taken place. Despite competition from recent increases in lending by banking institutions, specialty finance companies, CMBS lenders, government agencies, REITs insurance companies and pension funds, the availability of CRE capital has not yet returned to historical levels and has not done so evenly across the spectrum of CRE investments. The Advisors believe certain markets, borrowers and property types remain underserved by these sources of capital. Comparatively, REITs and investment funds are well positioned to take advantage of the opportunity created by steadily increasing CRE transaction volume, the large volume of CRE loans coming due and changing regulations that may make it challenging for traditional lenders to remain competitive. The Advisors expect to capitalize on this by providing borrowers, operators and partners with a single access point for well-structured debt and equity capital throughout the CRE capital stack for quality assets. The Advisors believe that complementing the downside protection of debt with the appreciation potential of equity to recover upfront selling commissions and dealer manager expenses will produce compelling portfolio attributes. The Advisors further believe that the existing and future CRE environment will allow them to favorably finance the Master Fund’s investments. The Advisors similarly expect the CRE securities market to offer attractive investment opportunities in both new issue and legacy securities given the Master Fund’s focus on underlying credit and that it may also provide opportunities to achieve upside through discounted purchases. The Advisors believe the combination of  (i) the preceding factors and (ii) the expertise, experience and track record of NorthStar in various market environments and in a broad array of CRE investment disciplines provides the Master Fund an opportunity to achieve its investment objectives, although the Advisors cannot assure you that this will be the case.
Targeted Investments
The Master Fund’s strategy is to invest primarily in a diversified portfolio of real estate and real estate-related investments, which, under normal circumstances, will represent at least 80% of the Master Fund’s gross assets (including the amount of leverage for investment purposes), including: (i) CRE debt, including first mortgage loans, subordinate mortgage and mezzanine loans, participations in such loans and preferred equity interests; (ii) select CRE equity investments including (a) direct and indirect CRE ownership and (b) indirect ownership through PE Investments and other joint ventures; and (iii) CRE securities, such as CMBS, unsecured debt of publicly-traded REITs and CDO notes. Although the Master Fund does not intend to operate as a “diversified” investment company within the meaning of the 1940 Act, the Advisors believe the Master Fund will achieve diversification by investing across asset types, property types and geographic locations. The Master Fund considers an investment to be “real-estate related” if the issuer of such investment (i) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of real estate, or (ii) has at least 50% of its assets in these types of real estate. Real estate-related investments include, but are not limited to: (i) securities of REITs or other real estate operating companies that (a) own property, (b) make or invest in mortgage loans, or (c) invest in long-term mortgage pools; (ii) securities of companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages; and (iii) debt instruments that are secured by or, in the case of subordinated debt instruments, may otherwise be collateralized by, underlying real estate assets.
The Master Fund targets assets that generally offer predictable current cash flow and attractive risk-adjusted returns based on the underwriting criteria established and employed by the Advisors. The

Master Fund seeks to acquire a portfolio that includes some or all of the following investment characteristics: (i) provides current income; (ii) is backed by what the Advisors believe to be high-quality CRE; (iii) where permissible, includes subordinate or pari passu capital investments by strong sponsors and partners that support the Master Fund’s investments and provide downside protection; (iv) possesses strong structural features that maximize repayment potential; and (v) can be efficiently financed.
Commercial Real Estate Debt Investments
The Master Fund intends to invest in CRE debt both by directly originating loans and by purchasing them from third-party sellers. Although the Master Fund generally prefers the benefits of direct origination, opportunities may arise to purchase CRE debt, possibly at discounts to par, which will compensate the buyer for the lack of control or structural enhancements typically associated with directly structured investments. The experience of the Advisors’ management team in both disciplines will provide the Master Fund flexibility in a variety of market conditions.
The Master Fund’s primary focus will be to originate, acquire and manage the following types of CRE debt:
First Mortgage Loans.   First mortgage loans are loans that have the highest priority to claims on the collateral securing the loans in foreclosure. First mortgage loans generally provide for a higher recovery rate and lower defaults than other debt positions due to the lender’s favorable control features which at times may mean control of the entire capital structure. Because of these attributes, this type of investment receives favorable treatment from third-party rating agencies and financing sources, which should increase the liquidity of these investments.
Subordinate Mortgage Loans.   Subordinate mortgage loans are loans that have a lower priority to collateral claims. Investors in subordinate mortgages are compensated for the increased risk from a pricing perspective as compared to first mortgage loans but still benefit from a direct lien on the related property or a security interest in the entity that owns the real estate. Investors typically receive principal and interest payments at the same time as senior debt unless a default occurs, in which case these payments are made only after any senior debt is repaid in full. Rights of holders of subordinate mortgages are usually governed by participation and other agreements that, subject to certain limitations, typically provide the holders with the ability to cure certain defaults and control certain decisions of holders of senior debt secured by the same properties (or otherwise exercise the right to purchase the senior debt), which provides for additional downside protection and higher recoveries.
Mezzanine Loans.   Mezzanine loans are a type of subordinate loan in which the loan is secured by one or more direct or indirect ownership interests in an entity that directly or indirectly owns real estate. Investors in mezzanine loans are compensated for the increased credit risk from a pricing perspective and still benefit from the right to foreclose on its security, in many instances more efficiently than first mortgage loans. Upon a default by the borrower under a mezzanine loan, the mezzanine lender generally can take control of the property owning entity on an expedited basis, subject to the rights of the holders of debt senior in priority on the property. Rights of holders of mezzanine loans are usually governed by intercreditor or interlender agreements that provide the mezzanine lender with the right to cure defaults and limit certain decisions of holders of any senior debt secured by the same properties, which provides for additional downside protection and higher recoveries.
Preferred Equity.   Preferred equity is a type of loan secured by the general or limited partner interest in an entity that owns real estate or real estate-related investments. Preferred equity interests are generally senior with respect to the payments of dividends and other distributions, redemption rights and rights upon liquidation to such entity’s common equity. Investors in preferred equity are typically compensated for their increased credit risk from a pricing perspective with fixed payments but may also participate in capital appreciation. Upon a default by a general partner of a preferred equity issuer, there typically is a change of control event and the limited partner assumes control of the entity. Upon an event of default by a limited partner of a preferred equity issuer, the limited partner may lose its rights with regard to operational input and become a passive investor. Rights of holders of preferred equity are usually governed by partnership agreements that govern who has control over a property and its decision making, when those rights may be revoked and typically have a cash flow waterfall that allocates any distributions of income or principal into and out of the entity.

Equity Participations or “Kickers.”   In connection with the Master Fund’s debt origination activities, the Master Fund intends to pursue select equity participation opportunities, in instances when the Advisors believe that the risk-reward characteristics of the loan merit additional upside participation because of the possibility of appreciation in value of the underlying assets securing the loan. Equity participations can be paid in the form of additional interest, exit fees, percentage of sharing in refinance or resale proceeds or warrants in the borrower. Equity participation can also take the form of a conversion feature, permitting the lender to convert a loan or preferred equity investment into equity in the borrower at a negotiated premium to the current net asset value of the borrower. The Master Fund expects that it may be able to obtain equity participations in certain instances where the loan collateral consists of an asset that is being repositioned, expanded or improved in some fashion which is anticipated to improve future cash flow. In such case, the borrower may wish to defer some portion of the debt service or obtain higher leverage than might be merited by the pricing and leverage level based on historical performance of the underlying asset. The Master Fund expects to generate additional revenues from these equity participations as a result of excess cash flows being distributed or as appreciated properties are sold or refinanced.
Select Commercial Real Estate Equity Investments.
In addition to the Master Fund’s focus on origination of and investments in CRE debt, the Master Fund may also choose to selectively acquire: (i) direct and indirect interests in real estate through entities (including, without limitation, partnerships or a limited liability companies) that own commercial real property (or in an entity operating or controlling commercial real property, directly or through affiliates), which may be structured to receive a priority return or is senior to the owner’s equity (in the case of preferred equity, as discussed above); (ii) indirect interests in real estate through investments in limited partnership interests in real estate private equity funds or other joint ventures; (iii) certain strategic joint venture opportunities where the risk-return and potential upside through sharing in asset or platform appreciation is compelling; (iv) private issuances of equity or securities of public companies; and (v) investments in a loan, security or other obligations for which the business of the related obligor is significantly related to real estate.
These investments may or may not have a scheduled maturity and are expected to be of longer duration (e.g., five to ten year terms) than the Master Fund’s typical debt investments. The longer an investment’s duration, the more sensitive it will be to changes in interest rates. Such investments may be fixed rate (if they have a stated investment rate) and may have accrual structures and provide other distributions or equity participations in overall returns above negotiated levels. However, these distributions may be sensitive to property level operations. These investments are also expected to be collateralized or otherwise backed primarily by U.S. real estate collateral.
The Advisors believe that compelling “equity” opportunities will arise that should generate significant returns and provide portfolio appreciation to assist in recouping selling commissions and dealer manager fees. The Master Fund has not established the specific terms it will require in its joint venture agreements for select CRE equity investments. Instead, the Master Fund will establish the terms with respect to any particular joint venture agreement on a case-by-case basis after the Master Fund Board considers all of the facts that are relevant, such as the nature and attributes of the Master Fund’s other potential joint venture partners, the proposed structure of the joint venture, the nature of the operations, the liabilities and assets associated with the proposed joint venture and the size of the Master Fund’s interest when compared to the interests owned by other partners in the venture. The Master Fund will not, however, invest in a joint venture in which NorthStar, the Advisors, any of their directors or officers or any of their affiliated persons (as defined in the 1940 Act) has an interest except as permitted by the terms of any applicable exemptive order permitting the Master Fund to co-invest with its affiliates or as permitted by the 1940 Act, including SEC interpretive positions, and with a determination by a majority of the Master Fund Board (including a majority of the Master Fund’s Independent Trustees not otherwise interested in the transaction that such transaction is fair and reasonable to the Master Fund and on terms and conditions not less favorable to it than those available from unaffiliated third parties.

CRE equity investments constitute over 84% of NorthStar Realty’s $16.5 billion in investments as of September 30, 2015, as adjusted for acquisitions and commitments to purchase through November 4, 2015, and the Advisors intend to leverage the extensive experience of NorthStar’s and its affiliates’ management teams in this specialized sector, as well as NorthStar’s and its affiliates’ origination capabilities and extensive capital markets relationships to identify investment opportunities that are appropriate for the Master Fund’s investment portfolio.
Direct and Indirect Commercial Real Estate Equity Investments.   The Master Fund may acquire direct and indirect interests in CRE to take advantage of favorable market conditions that may produce attractive investment opportunities in CRE equity investments. The Master Fund would expect that if it does make property acquisitions, the properties would have occupancy levels consistent with the performance of the local market and would generate accretive and immediate cash flow. Although the Master Fund intends to acquire properties that can be efficiently financed with long term fixed rate debt, and in certain instances where investments have upside potential, it may initially finance with shorter duration floating rate debt to enhance our returns. In particular, the investment professionals of NorthStar and its affiliates who will be performing services for the Master Fund pursuant to the Advisor Staffing Agreement and the Co-Advisor Staffing Agreement, respectively, have extensive experience in acquiring, managing and disposing of CRE properties. In addition to the CRE debt investments described above, in certain circumstances we may make investments in distressed CRE debt (whether performing or distressed), which may result in us owning CRE properties as a result of a loan workout, taking title or similar circumstances. The Master Fund intends to manage and dispose of any real property assets it acquires in the manner that the Advisors determine is most advantageous. Certain direct and indirect equity investments in CRE may be made through the Master Fund’s REIT Subsidiary, see “— REIT Subsidiary” below.
Private Equity Real Estate Investments.   The Master Fund may also invest in CRE properties by purchasing limited partnership interests in existing, substantially invested private equity real estate funds from institutional investors. These transactions may involve the acquisition of a single fund interest or a portfolio of fund interests and may be structured through joint venture arrangements, discounted purchase prices, deferred financing and other structures. In general, the sellers of limited partnership interests sell not only the interests in the fund but also their remaining unfunded commitments to the funds, which the Master Fund may be obligated to fulfill. For the vast majority of private equity real estate investments, there is no listed public market; however, there is a significant private secondary market available for sellers of private equity assets. The underlying funds are generally governed by limited partnership agreements that set forth the various rights and obligations of the general partners and each limited partner, including with respect to funding obligations, return thresholds and corporate governance matters.
Commercial Real Estate Securities
In addition to the Master Fund’s focus on origination of and investments in CRE debt and equity, the Master Fund may also acquire third-party CRE debt or debt-related securities such as CMBS, unsecured REIT debt and interests in other securitization financing transactions that own real estate-related debt, historically referred to as CDO notes.
CMBS.   CMBS are commercial mortgages pooled in a trust and are principally secured by real property or interests. Accordingly, these securities are subject to all of the risks of the underlying loans. CMBS are structured with credit enhancement, as dictated by the major rating agencies and their proprietary rating methodologies, to protect against potential cash flow delays and shortfalls. This credit enhancement usually takes the form of allocation of loan losses to investors in reverse sequential order of priority (equity to AAA classes), whereas interest distributions and loan prepayments are usually applied sequentially in order of priority (AAA classes to equity).
The typical commercial mortgage is a five or ten-year loan, with a 30-year amortization schedule and a balloon principal payment due on the maturity date. Most fixed-rate commercial loans have strong prepayment protection and require prepayment penalty fees or defeasance. The loans are often structured in this manner to maintain the collateral pool’s cash flow or to compensate the investors for foregone interest collections.
Unsecured REIT Debt.   The Master Fund may also acquire senior unsecured debt of publicly-traded REITs that acquire and hold real estate. Publicly-traded REITs may own large, diversified pools of CRE properties or they may focus on a specific type of property, such as regional malls, office properties, apartment properties and industrial warehouses. Publicly-traded REITs typically employ leverage, which magnifies the potential for gains and the risk of loss. Corporate bonds issued by these types of REITs are usually rated investment grade and benefit from strong covenant protection.
CDO Notes.   While the Master Fund may invest in CDO notes, it does not intend for such investments to be a principal investment strategy based on current market conditions. CDOs are multiple class debt notes, secured by pools of assets, such as CMBS, CRE first mortgage or mezzanine loans and unsecured REIT debt. Accordingly, these securities are subject to all of the risks of the underlying securities that comprise the pool. CDOs are structured with credit enhancement levels, as dictated by the rating agencies and their proprietary rating methodologies, which involves an underwriting of the underlying assets and contemplated CDO structure. The most constraining rating agency determines the percentage of the total securitization of each tranche of debt (or bond class) and its subordination levels (ability to withstand losses to the underlying assets). CDOs typically require the allocation of loan losses to bond investors in reverse sequential order of priority (equity to AAA classes), whereas interest distributions and loan prepayments are usually applied sequentially in order of priority (AAA classes to equity). CDOs often include principal and interest coverage test ratios to protect against principal and interest cash flow delays or to re-direct cash flows to the then-most senior outstanding class of debt. Breaches of principal or interest coverage tests may result in an acceleration of payment of principal and/or interest to senior classes, which may result in loss to junior bond classes. Like typical securitization structures, in a CDO, the assets are pledged to a trustee for the benefit of the holders of the bonds. CDOs often have reinvestment periods, during which time, proceeds from the sale of a collateral asset may be invested in substitute collateral. Upon termination of the reinvestment period, the static pool functions very similarly to a CMBS securitization where repayment of principal allows for redemption of bonds sequentially.
REIT Subsidiary
The Master Fund may invest up to 25% of the value of its total assets in securities of the REIT Subsidiary, which, in turn, may hold CRE investments through wholly owned special purpose vehicles. The investments in real estate through the REIT Subsidiary’s wholly owned special purpose vehicles may include fee simple, leasehold ownership or a partnership interest in property. Based on market conditions the Advisors may cause the Master Fund to reduce, liquidate and/or forego investments in the REIT Subsidiary.
The REIT Subsidiary is organized as a Delaware corporation that is a “wholly owned subsidiary” of the Master Fund, as defined in the 1940 Act (i.e., the Master Fund owns 95% or more of the REIT Subsidiary’s outstanding voting securities). The Master Fund will hold all of the common voting units of the REIT Subsidiary. The Advisors will not receive a fee for managing the REIT Subsidiary, though the Master Fund will indirectly incur the REIT Subsidiary’s operating expenses. Investment through the REIT Subsidiary involves risks, including the risk that the failure of the REIT Subsidiary to qualify as a REIT for U.S. federal income tax purposes will have adverse tax consequences on the REIT Subsidiary and may adversely affect the performance of the Master Fund and, consequently, the Trust.
Other Investments
Although the Master Fund expects that most of its investments will be of the types described above, the Master Fund may make other investments, such as non-U.S. investments. In fact, the Master Fund may invest in whatever types of interests in real estate or debt-related assets that the Advisors believe are in the Master Fund’s best interests subject to any restrictions described elsewhere in this prospectus.
Investment Process
The Advisor has the authority to make all the decisions regarding the Master Fund’s investments consistent with the investment guidelines and borrowing policies approved by the Master Fund Board and subject to the limitations in the Master Fund’s declaration of trust and any fundamental investment restrictions and the direction and oversight of the Master Fund Board. With respect to investments in CRE debt, equity and securities, the Master Fund Board has adopted investment guidelines that the Advisor must follow when acquiring such assets on the Master Fund’s behalf without the approval of the Master

Fund Board. The Master Fund will not, however, purchase or lease assets in which the Advisors, any of their directors or officers or any of their affiliated persons (as defined in the 1940 Act) has an interest except as permitted by the terms of any applicable exemptive order permitting the Master Fund to co-invest with its affiliates or as permitted by the 1940 Act, including SEC interpretive positions, and following a determination by a majority of the Master Fund Board (including a majority of Independent Trustees) not otherwise interested in the transaction that such transaction is fair and reasonable to the Master Fund. The Master Fund Board will formally review, at a duly-called meeting, the Master Fund’s investment guidelines on an annual basis and the Master Fund’s investment portfolio on a quarterly basis or, in each case, more often as they deem appropriate. The Master Fund Board may, in its sole discretion, change the Master Fund’s investment strategies, targeted investments and investment guidelines, except changes to those investment policies and restrictions described herein as requiring the affirmative vote of a majority of the outstanding voting securities of the Master Fund.
The Advisor will source the origination and acquisition of CRE investments from new or existing customers, former and current financing and investment partners, third-party intermediaries, competitors looking to share risk and securitization or lending departments of major financial institutions.
In selecting investments for the Master Fund, the Advisor will utilize NorthStar’s established investment and underwriting process, which focuses on ensuring that each prospective investment is being evaluated appropriately. The criteria that the Advisor may consider when evaluating prospective investment opportunities includes, but is not limited to:
•
stringent evaluation of the market in which a property is located, such as local supply constraints, the quality and nature of the local workforce and prevailing local real estate values;

•
fundamental analysis of the property and its operating performance, including tenant rosters, lease terms, zoning, operating costs and the asset’s overall competitive position in its market;

•
the operating expertise and financial strength of the sponsor, borrower, tenant operator or partner;

•
real estate and leasing market conditions affecting the underlying real estate;

•
the cash flow in place and projected to be in place over the term of the CRE investments;

•
the appropriateness of estimated costs and timing associated with capital improvements of the property;

•
a valuation of the investment, investment basis relative to its property value and competitive set and the ability to liquidate an investment through a sale or refinancing;

•
review of third-party reports, including appraisals, engineering reports and environmental reports;

•
physical inspections of the property; and

•
the overall structure of the investment and rights in the collateral documentation.

If a potential investment meets the Advisor’s underwriting criteria, the Advisor, through its investment committee, will review the proposed transaction structure, including security, reserve requirements, cash flow sweeps, call protection and recourse provisions, among others. The Advisor will evaluate the asset’s position within the overall capital structure and the Master Fund’s prospective rights in relation to other capital providers. In addition, the Advisor will analyze each potential investment’s risk-return profile and review financing sources, if applicable, to ensure that the investment fits within the parameters of financing strategies and to maximize performance of the underlying real estate collateral. The Master Fund will not complete any investment until the successful completion of due diligence, which includes the satisfaction of all applicable elements of the investment and underwriting process and an assessment of any property underlying CRE debt and of the Master Fund’s select equity investments. In addition, the Advisor may also conduct additional environmental site assessments to the extent its management team believes such assessments are necessary or advisable.

The Co-Advisor will assist the Advisor with the day-to-day activities and the management and monitoring of investments for the Master Fund’s portfolio, subject to the oversight of the Advisor. Any potential investments sourced by the Co-Advisor will be presented to the Advisor’s investment committee for approval.
Valuation Process
The Master Fund Board has approved valuation policies and procedures and the creation of a valuation committee (the “Valuation Committee”), which consists of personnel from each of the Advisors. On a bi-monthly basis, the Valuation Committee values the Master Fund’s assets in good faith pursuant to the Master Fund’s valuation policy and consistently applied valuation process. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Master Fund Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Valuation Committee. On a quarterly basis, the Master Fund’s audit committee and the Master Fund Board review the valuation determinations made with respect to the Master Fund’s investments during the preceding quarter and evaluate whether such determinations were made in a manner consistent with the Master Fund’s valuation process. Valuations of Master Fund investments are disclosed in reports filed with the SEC. See “Determination of Net Asset Value.”
Borrowing Policy
Each of the Trust and the Master Fund is permitted to borrow to make investments, subject to limitations imposed by the 1940 Act. To the extent that the Trust or the Master Fund determines it is appropriate to borrow funds to make investments, such as through secured credit facilities and issuing debt securities or other forms of leverage, the costs associated with such borrowing will be indirectly borne by the Trust’s and the Master Fund Shareholders. The Trust and the Master Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Trust’s or Master Fund’s assessment of market conditions and the investment environment. The 1940 Act generally limits the extent to which the Trust and the Master Fund may utilize borrowings and “uncovered” transactions that, together with any other senior securities representing indebtedness, to 33 1∕3% of the Trust’s and the Master Fund’s total assets at the time utilized. In addition, the 1940 Act limits the extent to which the Trust and the Master Fund may issue preferred shares to 50% of the Master Fund’s total assets (less the Master Fund’s obligations under senior securities representing indebtedness). Based on current market conditions, the Trust and Master Fund do not intend for the use derivative instruments to be a principal investment strategy; however, to the extent the Trust and Master Fund use such instruments, “covered” reverse repurchase agreements and other derivative transactions or short selling will not be counted against the foregoing limits under the 1940 Act. The assets used to “cover” will not be counted as part of the Trust and the Master Fund’s total assets for purposes of the 33 1∕3% and 50% limits. Shareholders bear all costs and expenses incurred by the Trust either directly or indirectly, including such costs and expenses associated with any leverage incurred by the Trust.
The Master Fund anticipates incurring leverage as part of its investment strategy. The Master Fund will “cover” its derivative positions by segregating an amount of cash and/or liquid securities to the extent required by the 1940 Act and applicable SEC interpretations and guidance from time to time. Although it has no current intention to do so, if Preferred Shares are issued and outstanding, holders of Preferred Shares of the Master Fund would elect two trustees of the Master Fund Board voting separately as a class. The costs and expenses incurred in connection with the Master Fund’s leveraging strategies will be indirectly borne by the Trust’s Shareholders and Master Fund’s Shareholders. If the Master Fund uses leverage, the amount of fees paid to the Advisors for management services will be higher than if the Master Fund does not use leverage because the fees paid are calculated based on the Master Fund’s average gross assets, excluding cash and cash equivalents. Therefore, the Advisors have a financial incentive to use leverage, which creates a conflict of interest between the Advisors and the Master Fund’s Shareholders, including the Trust’s Shareholders, as the Master Fund Shareholders and the Trust’s Shareholders, would directly and indirectly, respectively, bear the fees and expenses incurred through the Master Fund’s use of leverage. The Master Fund’s use of leverage is subject to risks and may cause the Master Fund’s NAV and distributions to be more volatile than if leverage was not used. There can be no assurance that the Master Fund’s leveraging strategies will be successful. See “Risk Factors — The Master Fund may use leverage in connection with its investments, which may increase the risk of loss associated with its investments.”
The Master Fund expects to selectively employ leverage to enhance total returns through a combination of financing strategies including: (i) secured or unsecured borrowings or facilities; (ii) syndications; and (iii) securitization financing transactions and other structures. In order to pursue its leveraging strategy, the Master Fund may indirectly employ leverage through wholly owned subsidiaries, including the REIT Subsidiary. The Master Fund will seek to secure conservatively structured leverage that is long-term, non-recourse and non-mark-to-market to the extent obtainable on a cost-effective basis.
In addition to any indebtedness incurred by the Master Fund, the special purpose vehicles that are wholly owned by any subsidiary of the Master Fund, including the REIT Subsidiary, may also utilize leverage, including by mortgaging properties held by the special purpose vehicles, or by acquiring property with existing debt. Any such borrowings will generally be the sole obligation of each respective special purpose vehicle, without any recourse to any other special purpose vehicle, the REIT Subsidiary, the Master Fund, the Trust or its assets, and the Master Fund will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage unless the financial statements of the special purpose vehicle, or the subsidiary of the Master Fund that owns such special purpose vehicle, will be consolidated in accordance with Regulation S-X and other accounting rules. If cash flow is insufficient to pay principal and interest on a special purpose vehicle’s borrowings, a default could occur, ultimately resulting in foreclosure of any security instrument securing the debt and a complete loss of the investment, which could result in losses to the REIT Subsidiary and, therefore, to the Master Fund and the Trust.
To the extent that subsidiaries of the Master Fund, including the REIT Subsidiary, directly incur leverage in the form of debt (as opposed to non-recourse borrowings made through special purpose vehicles), the amount of such recourse leverage used by the Master Fund and such subsidiaries, including the REIT Subsidiary, will be consolidated and treated as senior securities for purposes of complying with the 1940 Act’s limitations on leverage by the Master Fund. Accordingly, it is the Master Fund’s present intention to utilize leverage through debt or borrowings in an amount not to exceed 33 1∕3% of the Master Fund’s total assets (i.e., maintain 300% asset coverage), less the amount of any direct debt or borrowing by subsidiaries of the Master Fund, including the REIT Subsidiary, if any. The REIT Subsidiary intends to sell a small amount of preferred shares to third party investors to assist the REIT Subsidiary in satisfying the requirement that an entity taxed as a REIT for U.S. federal income tax purposes be beneficially owned by 100 or more persons during at least 335 days of a 12-month taxable year. These preferred shares will receive a semi-annual distribution from the REIT Subsidiary, but will have no additional rights with respect to the Master Fund (e.g., the preferred shares of the REIT Subsidiary will not have priority over the Master Fund Shares in liquidation). Because the REIT Subsidiary’s preferred shares represent a small amount of leverage by the REIT Subsidiary, such leverage will also be consolidated for purposes of complying with the 1940 Act’s limitations on the Master Fund’s ability to issue Preferred Shares.
The 1940 Act generally limits the extent to which the Trust or Master Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including through the issuance of senior securities representing indebtedness and as a result of derivative transactions. The Trust’s and the Master Fund’s ability to incur indebtedness is limited such that its asset coverage (as defined in the 1940 Act) must equal at least 300% immediately after each time it incurs indebtedness. The Trust’s and the Master Fund’s ability to issue Preferred Shares is limited such that its asset coverage must equal at least 200% after each issuance of such Preferred Shares.
Effects of Leverage.   The following table illustrates the effect of leverage on the Master Fund Shares, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Master Fund’s portfolio) of  -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Master Fund. See “Risks — Risks Related to the Master Fund’s Financing Strategy — The Master Fund may use leverage in connection with its investments, which may increase the risk of loss associated with its investments.”

The table further reflects the issuance of leverage representing 33 1∕3% of the Master Fund’s total assets, and the Master Fund’s currently projected annual interest rate on its leverage of 2.5% (which is based on LIBOR plus the Master Fund’s average agreed-upon spread as of the date of this prospectus).
Assumed Portfolio Total Return	-10%	-5%	0%	5%	10%
Master Fund Share Total Return	-16.25%	-8.75%	-1.25%	6.25%	13.75%
Master Fund Common Share Total Return is composed of two elements: Master Fund Share distributions paid by the Master Fund (the amount of which is largely determined by the net investment income of the Master Fund after paying interest on its leverage) and gains or losses on the value of the securities the Master Fund owns. As required by SEC rules, the table above assumes that the Master Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Master Fund must assume that the distributions it receives from its investments are entirely offset by losses in the value of those investments.
Operating Policies
Credit Risk Management.   The Master Fund may be exposed to various levels of credit and special hazard risk depending on the nature of its investments and the nature and level of credit enhancements supporting its CRE investments. The Advisor, with the assistance of the Co-Advisor, will review and monitor credit risk and other risks of loss associated with each investment. In addition, the Master Fund will seek to diversify its portfolio of assets to avoid undue geographic or borrower concentrations. The Master Fund Board will monitor the overall portfolio risk and levels of provision for loss.
Interest Rate Risk Management.   The Master Fund expects to follow an interest rate risk management policy intended to manage refinancing and interest rate risk. The Master Fund will generally seek to match-fund its assets and liabilities by having similar maturities and like-kind interest rate benchmarks (fixed or floating) to manage refinancing and interest rate risk. As part of this strategy, the Master Fund may engage in hedging transactions, which will primarily include interest rate swaps and may include other hedging instruments. These instruments may be used to hedge as much of the interest rate risk as the Advisors determine is in the best interest of the Master Fund Shareholders, including the Trust, given the cost of such hedges and the need to maintain the Master Fund’s qualification as a RIC. The Master Fund may elect to bear a level of interest rate risk that could otherwise be hedged when it believes, based on all relevant facts, that bearing such risk is advisable or economically unavoidable.
Equity Capital Policies.   The Board may amend the declaration of trust to increase the number of authorized shares or the number of shares of any class or series that the Trust has authority to issue without Shareholder approval. After an investor’s purchase in this offering, the Board may elect to: (i) sell additional Shares in this or future public offerings; (ii) issue equity interests in private offerings; or (iii) issue Shares to NorthStar pursuant to its commitment to purchase Shares at the Trust’s request as needed to fund distributions during the two-year period following commencement of this offering in the amount by which cash distributions paid for any calendar quarter exceeds the Master Fund’s net investment income for such quarter. To the extent permitted by the 1940 Act and/or the SEC or in accordance with an applicable exemptive order, the Board may also determine to issue different classes of shares that have different fees and commissions from those being paid with respect to the Shares being sold in this offering. To the extent the Trust issues additional equity interests after an investor’s purchase in this offering, an investor’s percentage ownership interest in the Trust will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of the Master Fund’s investments, a Shareholder may also experience dilution in the fair value of his, her or its Shares.
See “Risk Factors” for further information on risks associated with these policies.
Disposition Policies
Although the Master Fund generally expects to hold its CRE debt until the stated maturity of such debt, the period that the Master Fund will hold its investments will vary depending on the type of asset, interest rates, micro- and macro-economic conditions and credit environments, among other factors. The Advisors will continually perform a hold-sell analysis on each investment the Master Fund owns in order to determine the optimal time to hold the asset and generate a strong return to the Master Fund Shareholders, including the Trust. Economic and market conditions may influence the Master Fund to hold its investments for different periods of time. The Master Fund may sell an asset before the end of the expected holding period if it believes that market conditions have maximized its value to the Master Fund or the sale of the asset would otherwise be in the best interests of the Master Fund Shareholders.
RIC Qualification of the Trust and the Master Fund
The Trust and the Master Fund intend to elect to be treated, and to intend to qualify annually, as RICs under Subchapter M of the Code beginning with the taxable year ending December 31, 2016. As a RIC, the Trust generally will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to Shareholders from its tax earnings and profits. Similarly, as a RIC, the Master Fund generally will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to the Trust and any other Master Fund Shareholders from its tax earnings and profits. To qualify as a RIC in any tax year, the Trust and the Master Fund must, among other things, satisfy both an income composition test and an asset composition test. Because the Trust intends to invest substantially all of its assets in the Master Fund, the Trust will generally qualify as a RIC if the Master Fund qualifies as a RIC. If the Trust or the Master Fund fail to qualify as a RIC, in any taxable year, and do not qualify for certain statutory relief provisions, the Trust and/or the Master Fund would be required to pay U.S. federal income tax on its taxable income, and distributions to its shareholders would not be deductible by it in determining its taxable income.
Investment Limitations
Pursuant to the Master Fund’s declaration of trust, the Master Fund may not make any investment that the Master Fund Board believes will be inconsistent with the Master Fund’s objectives of qualifying and remaining qualified as a RIC unless and until the Master Fund Board determines, in its sole discretion, that RIC qualification is not in the Master Fund’s best interests.

RISK FACTORS
Investing in the Trust involves risks, including the risk that an investor may receive little or no return on his, her or its investment or that an investor may lose part or all of such investment. Therefore, investors should consider carefully the following principal risks before investing in the Trust. Certain of the risks discussed below relate to the investments generally made by the Master Fund. These risks will, in turn, have an effect on the Trust through its investment in the Master Fund. Also discussed below are risks relating solely to an investment in the Trust and the Shares. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Trust and the Shares. Prospective investors should read this entire prospectus and consult with their own advisers before deciding whether to invest in the Trust. In addition, as the investment program of the Trust or the Master Fund changes or develops over time, an investment in the Trust may be subject to risks not described in this prospectus. The Trust will update this prospectus to account for any material changes in the risks involved with an investment in the Trust.
Risks Related to an Investment in the Trust
The Trust and the Master Fund are new companies and have no operating histories.
The Trust and the Master Fund are newly organized, non-diversified, closed-end management investment companies with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. The Trust and the Master Fund are subject to all of the business risks and uncertainties associated with any new business, including the risk that the Trust and the Master Fund will not achieve their investment objectives.
The Trust has established the initial offering price for its Shares on an arbitrary basis, and the initial offering price may not accurately reflect the value of the Trust’s assets.
The initial offering price of the Shares was established on an arbitrary basis and is not based on the amount or nature of the Trust’s assets or book value. Therefore, at any given time, the initial offering price may be higher than the value of the Trust’s investments.
The Master Fund has not identified any specific investments that it will make with the proceeds from this offering, and Shareholders will not have the opportunity to evaluate the Master Fund’s investments prior to purchasing Shares.
Because as of the commencement of the offering neither the Master Fund nor the Advisors have yet acquired or identified any of the investments that the Master Fund may make, the Trust is currently not able to provide an investor with any information to assist in evaluating the merits of any specific future investments that the Master Fund may make. The Master Fund intends to invest primarily in a diversified portfolio of real estate and real estate-related investments, which, under normal circumstances, will represent at least 80% of the Master Fund’s net assets (plus the amount of leverage for investment purposes), including: (i) CRE debt, including first mortgage loans, subordinate mortgage and mezzanine loans, participations in such loans and preferred equity interests; (ii) select CRE equity investments, including (a) direct investments in CRE and (b) indirect ownership in CRE through PE Investments and other joint ventures; and (iii) CRE securities, such as CMBS, unsecured debt of publicly-traded REITs and CDO notes. Although the Master Fund does not intend to operate as a “diversified” investment company within the meaning of the 1940 Act, the Advisors believe the Master Fund will achieve diversification by investing across asset types, property types and geographic locations. Aside from the 80% policy and fundamental restrictions, the Master Fund has not established any limits on the percentage of the portfolio that may be comprised of these various categories of assets. The Master Fund also cannot predict its actual allocation of assets under management at this time because such allocation will also be dependent, in part, upon the amount of financing it is able to obtain, if any, with respect to each asset class in which it intends to invest. Since an investor will not be able to evaluate the economic merit of assets before the Master Fund invests in them and the investor cannot be certain as to the actual asset allocation, the investor will have to rely entirely on the ability of the Advisors to select suitable and successful investment opportunities. Furthermore, the Master Fund Board will have broad discretion in implementing policies regarding borrower creditworthiness and a Shareholder will not have the opportunity to evaluate potential borrowers. These factors increase the speculative nature of an investment in the Shares.

There can be no assurance that the Trust will make a specified level of cash distributions or that such distributions will increase year-to-year.
There can be no assurance that the Master Fund will achieve investment results that will allow the Trust to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Master Fund’s earnings, the Master Fund’s net investment income, the Master Fund’s financial condition, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.
In the event that the Master Fund encounters delays in locating suitable investment opportunities, all or a substantial portion of the Master Fund’s distributions may constitute a return of capital to the Trust. To the extent that the Trust pays distributions to Shareholders using proceeds it receives from Fund distributions, such Trust distributions would similarly constitute a return of investor capital and will lower a Shareholder’s tax basis in the Shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from investment activities.
The NAV of the Trust and Master Fund may fluctuate significantly and there is no assurance that it will not decrease.
The Trust must invest substantially all of its assets in the Master Fund, which inherently links the Trust’s NAV to the Master Fund’s NAV. Therefore, changes in the Master Fund’s NAV will likely cause a corresponding change in the Trust’s NAV. The Master Fund’s NAV may be significantly affected by numerous factors, including the risks described in this prospectus, many of which are outside of the Trust’s and the Master Fund’s control. There is no guarantee that the Trust’s NAV or the Master Fund’s NAV will not decrease and they both may fluctuate significantly.
If the Master Fund pays distributions from sources other than its cash flow from operations, it will have less cash available for investments and the overall return may be reduced.
Generally, the Master Fund intends to pay distributions from cash flow from operations. However, the Master Fund’s organizational documents permit it to pay distributions from any source, including borrowings, sales of assets and offering proceeds contributed to it by the Trust. Distributions may also be made in the form of taxable stock dividends. Additionally, some distributions may be paid through the partial waiver of fees by the Advisors. The Master Fund has not established a limit on the amount of proceeds it may use to fund distributions. Pursuant to the Distribution Support Agreement, in certain circumstances where the Master Fund’s cash distributions exceed the Master Fund’s net investment income, NorthStar Realty will commit to purchase up to $10.0 million in Master Fund Shares, of which $2.0 million will be contributed to the Master Fund as the Seed Capital Investment, at the current NAV per Master Fund Share to provide additional cash to support distributions to Master Fund Shareholders. The sale of these Master Fund Shares would result in the dilution of the ownership interests of the Master Fund Shareholders, including, indirectly, the Shareholders. Upon termination or expiration of the Distribution Support Agreement, the Master Fund and, consequently, the Trust may not have sufficient cash available to pay distributions at the rate it had paid during preceding periods or at all. Until the offering proceeds contributed to it by the Trust are fully invested by the Master Fund and otherwise during the course of its existence, the Master Fund may not generate sufficient cash flow from operations to fund distributions. If the Master Fund pays distributions from sources other than the Master Fund’s cash flow from operations, the Master Fund will have less cash available for investments, it may have to reduce its distribution rate, the Master Fund’s net asset value may be negatively impacted and the overall return may be reduced.
No public trading market for the Shares will exist, and as a result, an investment in the Shares is illiquid.
Each of the Trust and the Master Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Trust does not currently intend to list the Shares for trading on any securities exchange, and the Trust does not expect any secondary market to develop for the Shares in the foreseeable future. Moreover, the Trust does not have any arrangements with anyone to act as a market maker with respect to the Shares. Therefore, an investment in the Trust, unlike an investment in a typical closed-end fund, is not a liquid investment.

The Trust believes that an unlisted closed-end structure is most appropriate for the long-term nature of the Master Fund’s strategy. The Master Fund believes that in order to meet it and the Trust’s objectives it should retain the flexibility to respond to market conditions. Features that interfere with the ability to hold investments for full term (such as daily redemptions that cause the premature sale of investments) could impair the Master Fund’s ability to execute its investment strategy. Accordingly, an unlisted closed-end structure helps the Trust and the Master Fund achieve their investment objectives. The NAV of the Shares may be volatile. As the Shares are not traded, a Shareholder will not be able to dispose of its investment in the Trust no matter how poorly the Trust performs.
The declaration of trust of the Master Fund and the declaration of trust of the Trust may limit liquidity options for the Master Fund and the number of shares a person may own, which may discourage a takeover that could otherwise result in a premium price paid to you.
The declaration of trust of the Master Fund, the declaration of trust of the Trust, and the charter of the REIT Subsidiary include certain provisions that could prohibit a person from directly or constructively owning more than 9.8% in value of the aggregate of the outstanding shares of stock of the Master Fund, the Trust, and the REIT Subsidiary, respectively, or more than 9.8% in value or number of shares, whichever is more restrictive, of the aggregate of the outstanding shares of common stock of the Master Fund, the Trust, and the REIT Subsidiary, respectively, unless exempted (prospectively or retroactively) by the Master Fund Board, the Board, or the board of directors of the REIT Subsidiary, as applicable. However, these ownership restrictions will not apply unless and until the REIT Subsidiary’s board of directors, the Board or the Master Fund Board, as applicable, determine that such restrictions would not result in the Trust or the Master Fund violating the provisions of the 1940 Act, and as a result, these ownership restrictions are not currently applicable and may not be applicable in the future. If these restrictions were ever to apply, they may have the effect of delaying, deferring or preventing a change in control of us, including an extraordinary liquidity transaction (such as a merger, tender offer or sale of all or substantially all of our assets) that might otherwise provide a premium price Shareholders and Master Fund Shareholders.
The Trust is not obligated to complete a liquidity event by a specified date; therefore, it will be difficult or impossible for a Shareholder to sell his or her Shares.
The Shares are not currently listed on any securities exchange, and the Trust does not expect a public market for them to develop in the foreseeable future, if ever. Therefore, you should not expect to be able to sell your Shares promptly or at a desired price. No Shareholder will have the right to require the Trust to repurchase his or her Shares or any portion thereof. Because no public market will exist for the Shares, and none is expected to develop, Shareholders will not be able to liquidate their investment prior to the Trust’s liquidation or other liquidity event, other than through the Trust’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other eligible investors. Shareholders that are unable to sell their shares will be unable to reduce their exposure on any market downturn.
The Trust and the Master Fund intend to explore a liquidity event for Shareholders approximately five years following the completion of this offering or at such earlier time as the Board and the Master Fund Board may determine, taking into consideration market conditions and other factors. A liquidity event could include (i) the purchase by the Master Fund for cash of all the Trust’s Master Fund Shares at net asset value and the distribution of that cash to the Trust’s shareholders on a pro rata basis in connection with the Trust’s complete liquidation and dissolution; (ii) subject to the approval of the shareholders of each feeder fund, including the Trust, a listing of the Master Fund Shares on a national securities exchange and the liquidation and dissolution of each feeder fund, including the Trust, at which point all shareholders of each feeder fund would become direct shareholders of the Master Fund; or (iii) a merger or another transaction approved by the Board and the Master Fund Board in which the Shareholders will receive cash or securities of a publicly-traded company. While the Trust and the Master Fund intend to explore a liquidity event approximately five years following the completion of this offering or at such earlier time as the Board and the Master Fund Board may determine, taking into consideration market conditions and other factors, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. The completion of a liquidity event is in the sole discretion of the Board, and depending upon the event, may require Shareholder approval, and there can be no assurance that the Trust will complete a liquidity event within the proposed timeframe or at all. A Shareholder may need to retain his, her or its Shares for an indefinite period of time because the Trust and the Master Fund may determine not to pursue a liquidity event.
Beginning with the first calendar quarter following the date of the Trust’s commencement of operations, the Trust intends to offer to repurchase your Shares on a quarterly basis. As a result, Shareholders will have limited opportunities to sell their Shares and, to the extent they are able to sell their Shares under the program, they may not be able to recover the amount of their investment in the Shares. In addition, the Board or the Master Fund Board may suspend or terminate the share repurchase program at any time and there is no guarantee that the program will remain in place.
To provide Shareholders with limited liquidity, beginning with the first calendar quarter following the date of the Trust’s commencement of operations, the Trust intends to commence repurchase offers to allow you to sell your Shares to the Trust on a quarterly basis. Any offer to repurchase Shares will be conducted solely through written tender offer materials mailed to each Shareholder (and not through this prospectus) in accordance with the requirements of Rule 13e-4 of the Exchange Act.
The share repurchase program will include numerous restrictions that limit your ability to sell your shares. The Trust currently intends to limit the number of Shares to be repurchased on each date of repurchase to the number of Shares the Trust can repurchase with, in the Board’s sole discretion, (i) the aggregate proceeds it has received from the issuance of Shares pursuant to its DRP for the previous calendar quarter, or (ii) the aggregate proceeds it has received from the sale of Shares at the previous two Bi-Monthly Closings that occurred immediately prior to the date of repurchase. The Trust will further limit the number of Shares to be repurchased in any calendar year to 20.0% of the weighted average number of Shares outstanding in the prior calendar year, or 5.0% in each quarter, though the actual number of Shares that the Trust offers to repurchase may be less in light of the limitations noted above. To the extent that the number of shares submitted to the Trust for repurchase exceeds the number of shares that the Trust is able to purchase, it will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, the Trust will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Delaware law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent the Trust from accommodating all repurchase requests made in any year. If you invest through a fee-based program, also known as a wrap account, of an investment dealer, your liquidity may be further restricted by the terms and conditions of such program, which may limit your ability to request the repurchase of your Shares that are held in such account.
The Board or the Master Fund Board may amend, suspend or terminate the repurchase program upon 30 days’ notice. The Trust will notify you of such developments (i) in its quarterly reports or (ii) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. In addition, although the Trust has adopted a share repurchase program, it has the discretion to not repurchase your Shares, to suspend the plan, and to cease repurchases. Further, the plan has many limitations and should not be relied upon as a method to sell Shares promptly and at a desired price.
Unless the Master Fund experiences substantial net capital appreciation and realized gains, the repurchase price for Shares associated with the Trust’s periodic repurchase offers will be at a lower price than the price you paid for Shares, and the timing of the Trust’s repurchase offers may be at a time that is disadvantageous to Shareholders.
The Trust has no obligation to repurchase Shares at any time, and repurchases will only be made in accordance with the Trust’s share repurchase program. The Trust intends to offer to repurchase such Shares at a price equal to the NAV per Share on each date of repurchase. Therefore, if the Master Fund does not experience net capital appreciation and realize gains following the date you purchase your Shares, any offer price by the Trust to repurchase your Shares will be lower than the price you paid.
In addition, in the event an investor chooses to participate in the Trust’s share repurchase program, the investor will be required to provide the Trust with notice of intent to participate prior to knowing what the NAV per Share will be on the repurchase date. Although an investor will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent an investor seeks to sell shares to the Trust as part of its share repurchase program, the investor will be required to do so without knowledge of what the repurchase price of the Shares will be on the repurchase date.
Shareholders will experience dilution.
Investors in this offering will purchase Shares at an initial price of $9.47 per Share, but, after deducting selling commissions and dealer manager fees of up to 4.0% of the gross investment amount and estimated offering expenses of up to 1.0% of the aggregate proceeds raised in the offering, after payment of selling commissions and dealer manager fees (assuming that the maximum number of Shares is sold), $9.00 of the purchase price of each Share will actually be used by the Trust to purchase Master Fund Shares. As a result, investors in this offering will incur immediate dilution and, based on the initial public offering price of $9.47 per Share, would have to experience a total return on their investment of 5.26% in order to recover the Sales Load and offering expenses.
Additionally, beginning the first month after the close of the offering, Shares will be subject to a distribution and servicing fee at an annualized rate of 1.0% of the NAV per Share in order to compensate the dealer manager and participating broker-dealers and investment representatives for services and expenses related to the marketing, sale and distribution of the Trust. Because the distribution and servicing fee is paid out of Trust assets on a monthly basis, over time this fee will increase the cost of an investment in the Trust and investors will experience dilution in the value of Shares.
In addition, Shareholders will not have preemptive rights. The Trust’s declaration of trust authorizes it to issue an unlimited number of Shares. If the Trust engages in a subsequent offering of Shares or securities convertible into Shares, issues additional Shares pursuant to its DRP or otherwise issues additional Shares, investors who purchase Shares in this offering who do not participate in those other stock issuances will experience dilution in their percentage ownership of the Trust’s outstanding Shares. Furthermore, an investor may experience a dilution in the value of the Shares depending on the terms and pricing of any Share issuances (including the Shares being sold in this offering) and the value of the Master Fund’s assets at the time of issuance.
The purchase price at which an investor purchases Shares will be determined at each Bi-Monthly Closing and will equal the NAV per Share as of such date, plus selling commissions and dealer manager fees.
The purchase price at which an investor purchases Shares will be determined at each Bi-Monthly Closing and will equal the NAV per Share as of such date, plus selling commissions and dealer manager fees. As a result, in the event of an increase in the Trust’s NAV per Share, an investor’s purchase price may be higher than the prior Bi-Monthly Closing price per Share, and therefore an investor may receive fewer Shares than if an investor had subscribed at the prior Bi-Monthly Closing price.
If the Trust is unable to raise substantial funds, the number and type of investments the Master Fund may make will be limited and the value of an investor’s investment in the Trust will fluctuate with the performance of the specific assets the Master Fund acquires.
The offering is being made on a “best efforts” basis, meaning that the dealer manager is only required to use its best efforts to sell the Shares and has no firm commitment or obligation to purchase any Shares in the offering. As a result, the amount of proceeds the Trust raises in the offering may be substantially less than the amount the Master Fund would need to create a diversified portfolio of investments. If the Trust is unable to raise substantial funds, the Master Fund will make fewer investments resulting in less diversification in terms of the type, number and size of investments that it makes. As a result, the value of a Shareholder’s investment may be reduced in the event the Master Fund’s assets under-perform. Moreover, the potential impact of any single asset’s performance on the overall performance of the portfolio increases. In addition, the Master Fund’s ability to achieve its investment objectives could be hindered, which could result in a lower return on the investments. Further, the Trust will have certain fixed operating expenses, including certain expenses as a public reporting company, regardless of whether the Trust is able to raise substantial funds in this offering. The Trust’s inability to raise substantial funds would increase its fixed operating expenses as a percentage of gross income, reducing the Trust’s net income and limiting its ability to make distributions.

The Board may change the Trust’s investment objectives by providing Shareholders with 60 days’ prior notice, or may modify or waive its current operating policies and strategies without prior notice or Shareholder approval, the effects of which may be adverse.
The Trust’s primary investment objectives are to pay attractive and consistent current income through cash distributions and to preserve, protect and return capital contributions of its investors, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing substantially all of its assets in the Master Fund. The Trust’s investment objectives may be changed by the Board by providing Shareholders with at least 60 days’ prior notice. In addition, the Board has the authority to modify or waive the Trust’s current operating policies, investment criteria and strategies without prior notice and without shareholder approval. Also, the Master Fund Board may similarly change the Master Fund’s investment objectives by providing Fund shareholders with 60 days’ prior notice, and may modify or waive its current operating policies and strategies without prior notice to Fund shareholders. The Trust cannot predict the effect any changes to the Trust’s or the Master Fund’s investment objectives, current operating policies, investment criteria and strategies may have on their businesses, NAVs or operating results. However, the effects might be adverse, which could negatively impact the Trust’s ability to pay you distributions and cause you to lose all or part of your investment.
The Trust will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which investors may not agree or for purposes other than those contemplated at the time of this offering. Since the Trust’s shares are not listed on a national securities exchange, you will be limited in your ability to sell your Shares in response to any changes in the Trust’s investment objectives, operating policies, investment criteria or strategies.
The Advisors, the Trust, and the Master Fund face cyber-security risks.
The Advisors, the Trust, and the Master Fund depend heavily upon computer systems to perform necessary business functions. Despite the implementation of a variety of security measures, their computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, the Advisors, the Trust and the Master Fund may experience threats to their data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, the Advisors’, the Trust’s or the Master Fund’s computer systems and networks, or otherwise cause interruptions or malfunctions in the Advisors’, the Trust’s or the Master Fund’s operations, which could result in damage to the Advisors’, the Trust’s or the Master Fund’s reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.
NorthStar Securities has only limited experience selling common shares on behalf of a registered closed-end management investment company and may be unable to sell a sufficient number of Shares for the Trust to achieve its investment objectives.
The dealer manager for this public offering is NorthStar Securities. Although certain personnel of NorthStar Securities have experience selling shares on behalf of a registered closed-end management investment company, NorthStar Securities has no such experience. There is no assurance that it will be able to sell a sufficient number of Shares to allow the Trust to have adequate funds to cover its expenses and invest in Master Fund Shares such that the Master Fund may purchase a relatively broad portfolio of investments. As a result, the Trust may be unable to achieve its investment objectives, and you may lose some or all of your investment.
Non-traded products have been the subject of increased scrutiny by regulators and media outlets resulting from inquiries and investigations initiated by FINRA and the SEC. The Trust may face difficulties in raising capital should negative perceptions develop regarding non-traded products. As a result, the Trust may be unable to raise substantial funds, which will limit the number and type of investments the Master Fund may make and the Master Fund’s ability to diversify its assets.
The Shares, like other non-traded products, are intended to be significantly distributed through the independent broker-dealer channel (i.e., U.S. broker-dealers that are not affiliated with money center banks or similar financial institutions). Governmental and self-regulatory organizations like the SEC and FINRA impose and enforce regulations on broker-dealers, investment banking firms, investment advisers and similar financial services companies. Self-regulatory organizations such as FINRA adopt rules, subject to approval by the SEC, that govern aspects of the financial services industry and conduct periodic examinations of the operations of registered investment dealers and broker-dealers.
Broker-dealers are subject to regulations that cover all aspects of the securities business. Much of the regulation of broker-dealers has been delegated to self-regulatory organizations, principally FINRA. These self-regulatory organizations have adopted extensive regulatory requirements relating to matters such as sales practices, compensation and disclosure, and conduct periodic examinations of member broker-dealers in accordance with rules they have adopted and amended from time to time, subject to approval by the SEC. The SEC, self-regulatory organizations and state securities commissions may conduct administrative proceedings that can result in censure, fine, suspension or expulsion of a broker-dealer, its officers or registered employees. These administrative proceedings, whether or not resulting in adverse findings, can require substantial expenditures and can have an adverse impact on the reputation or business of a broker-dealer. The principal purpose of regulation and discipline of broker-dealers is the protection of clients and the securities markets, rather than protection of creditors and stockholders of the regulated entity.
As a result of this increased scrutiny, FINRA may impose additional restrictions on sales practices in the independent broker-dealer channel, and accordingly the Master Fund may face increased difficulties in raising capital in this offering. Should the Master Fund be unable to raise substantial funds in the offering, the number and type of investments the Master Fund may make will be curtailed, and the Master Fund may be unable to achieve the desired diversification of investments. This could result in a reduction in the returns achieved on those investments as a result of a smaller capital base limiting the Master Fund’s investments. It also subjects the Master Fund to the risks of any one investment, and as a result returns may be more volatile and capital could be at increased risk.
The amount of any distributions the Trust may make is uncertain. The Trust’s distribution proceeds may exceed its earnings, particularly during the period before it has substantially invested the net proceeds from this offering. Therefore, portions of the distributions that the Trust makes may be a return of the money that Shareholders originally invested and represent a return of capital to Shareholders for tax purposes. Additionally, during the period when the Shares are subject to the distribution and servicing fee, distributions paid with respect to all Shares, including those issued pursuant to the DRP, will be reduced because the amount available for distributions will be reduced by the amount of distribution and servicing fees paid.
The Trust intends, subject to change by the Master Fund Board, to authorize and declare distributions on a bi-monthly basis and pay such distributions on a monthly basis. The Trust will pay these distributions to Shareholders out of assets legally available for distribution. While the Advisor may agree to limit the Trust’s expenses to ensure that such expenses are reasonable in relation to the Trust’s income, the Trust cannot assure you that it will achieve investment results that will allow it to make a targeted level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Master Fund Board and may depend on the Master Fund’s earnings, the Master Fund’s net investment income, the Master Fund’s financial condition, maintenance of the Master Fund’s and the Trust’s RIC statuses, compliance with applicable regulations and such other factors as the Master Fund Board may deem relevant from time to time. The Trust’s ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to the Trust as an investment company may limit its ability to pay distributions. Additionally, during the period when the Shares are subject to the distribution and servicing fee, distributions paid with respect to all Shares, including those issued pursuant to the DRP, will be reduced because the amount available for distributions will be reduced by the amount of distribution and servicing fees paid. All distributions will be paid at the discretion of the Master Fund Board and will depend on the Trust’s earnings, financial condition, maintenance of its RIC status, compliance with applicable investment company regulations and such other factors as the Master Fund Board may deem relevant from time to time. The Trust cannot assure you that it will pay distributions to Shareholders in the future.
In the event that the Master Fund encounters delays in locating suitable investment opportunities, all or a substantial portion of the Master Fund’s distributions may constitute a return of capital to the Trust.

To the extent that the Trust pays distributions to Shareholders using proceeds it receives from Master Fund distributions that represent a return of capital to the Trust, such Trust distributions would similarly constitute a return of investor capital and will lower Shareholder’s tax basis in his or her Shares. Reducing a Shareholder’s tax basis in his or her Shares will have the effect of increasing his or her gain (or reducing loss) on a subsequent sale of Shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Master Fund’s investment activities. Distributions from the proceeds of this offering or from borrowings will be distributed after payment of fees and expenses and could reduce the amount of capital the Master Fund ultimately invests.
Shares may be purchased by the Advisors and their affiliates.
The Advisors and their affiliates may purchase Shares for any reason deemed appropriate; provided, however, that it is intended that once this offering of common shares is completed, neither of the Advisors nor their affiliates, including NorthStar Realty, will hold 5.0% or more of the outstanding Shares or Master Fund Shares. The Advisors and their affiliates will not acquire any Shares with the intention to resell or redistribute such Shares. The purchase of the Shares by the Advisors and their affiliates could create certain risks, including, but not limited to, the following:
•
the Advisors and their affiliates may have an interest in disposing of the Trust’s assets at an earlier date so as to recover their investment in the Shares; and

•
substantial purchases of the Shares by the Advisors and their affiliates may limit the Advisors’ ability to fulfill any financial obligations that they may have to the Trust or incurred on the Trust’s behalf.

In addition to their ability to purchase Shares, pursuant to the Distribution Support Agreement, NorthStar Realty has agreed to purchase up to an aggregate of  $10.0 million in Master Fund Shares, of which $2.0 million will be contributed to the Master Fund as the Seed Capital Investment, from time to time at the current NAV per Master Fund Share until the earlier of  (a) two (2) years from the date the Trust, or another investment company registered under the 1940 Act which has a principal investment strategy of investing substantially all of its assets in the Master Fund, commences an offering, or (b) the date upon which neither the Advisor nor any of its affiliates is serving as the Master Fund’s investment advisor. In no event shall NorthStar Realty be required to purchase in the aggregate greater than $10.0 million in Master Fund Shares, including the Seed Capital Investment. If the cash distributions the Master Fund pays during any month exceeds the Master Fund’s net investment income for such month, NorthStar Realty will purchase Master Fund Shares following the end of each month for an aggregate purchase price equal to the amount by which the distributions paid to Master Fund Shareholders exceed net investment income for such month, up to an amount equal to a 7.0% cumulative, non-compounded annual return on Master Fund Shareholders’ invested capital prorated for such month. Notwithstanding NorthStar Realty’s obligations pursuant to the Distribution Support Agreement, the Master Fund is not required to pay distributions to its Master Fund Shareholders, including the Trust, at a rate of 7.0% per annum or at all. Further, an $10.0 million investment in the Master Fund by NorthStar Realty in accordance with the Distribution Support Agreement may not be sufficient to enable the Master Fund and, consequently, the Trust to pay distributions to Shareholders at a rate of at least 7.0% per annum during the term of the agreement. Distributions funded from offering proceeds pursuant to the Distribution Support Agreement may constitute a return of capital, which is a return of an investor’s investment rather than a return of earnings or gains derived from investment activities. Distributions constituting a return of capital will lower a Shareholder’s tax basis in his or her Shares. Reducing a Shareholder’s tax basis in his or her Shares will have the effect of increasing his or her gain (or reducing loss) on a subsequent sale of Shares. After the Distribution Support Agreement with NorthStar Realty has terminated, the Master Fund and, consequently, the Trust may not have sufficient cash available to pay distributions at the rate it had paid during preceding periods or at all.
Risks Related to the Master Fund’s Business
The CRE industry has been and may continue to be adversely affected by economic conditions in the United States and global financial markets generally.
Our business and operations are dependent on the CRE industry generally, which in turn is dependent upon broad economic conditions in the United States, Europe and elsewhere. Despite some improvements in the U.S. economy, significant challenges still remain due to the uncertainty surrounding a low inflation rate in the United States, a stronger U.S. dollar, slow global growth and international market volatility. Global economic and political headwinds, along with global market instability and the risk of maturing commercial real estate debt that may have difficulties being refinanced, may continue to cause periodic volatility in the CRE market for some time. Adverse conditions in the CRE industry could harm our business and financial condition by, among other factors, reducing the value of our existing assets, limiting our access to debt and equity capital, harming our ability to originate new CRE debt and acquire other CRE investments and otherwise negatively impacting our operations.
The Master Fund may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it will invest or operate.
The Master Fund may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it will invest or operate, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These market and economic conditions may affect the cost of capital and net investment income, thereby effecting distributions. For example, if interest rates were to rise, investments in fixed interest rate assets and securities may decline in value and borrowers of floating rate debt may not be able to service debt payments. Factors such as these are outside the Master Fund’s control and could adversely affect the liquidity and value of its investments, and may reduce the ability of the Master Fund to make attractive new investments.
In particular, economic and financial market conditions began to significantly deteriorate approximately five years ago as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the long-term effects of which remain uncertain. The U.S. economy has experienced and continues to experience relatively high levels of unemployment and constrained lending. The Master Fund’s investment strategy and the availability of opportunities relies in part on the continuation of certain trends and conditions observed in the market for debt securities and the larger financial markets and, in some cases, on the improvement of such conditions. Although certain financial markets have improved since the recent liquidity crisis and recession, to the extent economic conditions deteriorate, such conditions may adversely impact the investments of the Master Fund. Trends and historical events do not imply, forecast or predict future events and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Advisor or its affiliates will prove correct, and actual events and circumstances may vary significantly.
Challenging economic and financial market conditions could significantly reduce the amount of income the Master Fund’s earns on its CRE investments and further reduce the value of the Master Fund’s investments.
Challenging economic and financial market conditions may cause the Master Fund to experience an increase in the number of CRE investments that result in losses, including delinquencies, non-performing assets and taking title to collateral and a decrease in the value of the property or other collateral which secures its investments, all of which could adversely affect the Master Fund’s results of operations. The Master Fund may need to establish significant provisions for losses or impairment, be forced to sell assets at undesirable prices and/or incur substantial losses.
For example, certain borrowers may, due to macroeconomic conditions, be unable to repay loans or other indebtedness during this period. A borrower’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the loans and foreclosure on its assets, to the extent such loans or indebtedness are secured, which could trigger cross-defaults under other agreements and jeopardize the borrower’s ability to meet its obligations under its debt securities. The Master Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting borrower. In addition, if one of the borrowers were to commence bankruptcy proceedings, even though the Master Fund may have structured its interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize the Master Fund’s debt holding and subordinate all or a portion of its claim to that of other creditors. The current adverse economic conditions also may decrease the value of collateral securing some of the Master Fund’s loans or other debt instruments and the value of its equity investments.
These developments may increase the volatility of the value of investments made by the Master Fund. These developments also may make it more difficult for the Master Fund to accurately value its investments or to sell its investments on a timely basis. These developments, including rising interest rates, could adversely affect the ability of the Master Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns. These developments also may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of debt securities owned by the Master Fund to make payments of principal and interest when due, leading to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, diminish significantly the Master Fund’s revenue from investments and adversely affect the Master Fund’s NAV.
Risks Related to the Master Fund’s Investments
The Master Fund’s CRE debt, select equity and securities investments will be subject to the risks typically associated with CRE.
The Master Fund’s CRE debt, select equity and securities investments will be subject to the risks typically associated with real estate, including:
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local, state, national or international economic conditions, including market disruptions caused by regional concerns, political upheaval, the sovereign debt crisis and other factors;

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real estate conditions, such as an oversupply of or a reduction in demand for real estate space in an area;

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tenant mix and the success of the tenant business;

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property management decisions;

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property location and conditions;

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property operating costs, including insurance premiums, real estate taxes and maintenance costs;

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the perceptions of the quality, convenience, attractiveness and safety of the properties;

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branding, marketing and operational strategies;

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competition from comparable properties;

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the occupancy rate of, and the rental rates charged at, the properties;

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the ability to collect on a timely basis all rent;

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the effects of any bankruptcies or insolvencies;

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the expense of leasing, renovation or construction;

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changes in interest rates and in the availability, cost and terms of mortgage financing;

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unknown liens being placed on the properties;

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bad acts of third parties;

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the ability to refinance mortgage notes payable related to the real estate on favorable terms, if at all;

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changes in governmental rules, regulations and fiscal policies;

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tax implications;

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changes in laws, including laws that increase operating expenses or limit rents that may be charged;

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the impact of present or future environmental legislation and compliance with environmental laws, including costs of remediation and liabilities associated with environmental conditions affecting properties;

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cost of compliance with the Americans with Disabilities Act of 1990;

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adverse changes in governmental rules and fiscal policies;

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social unrest and civil disturbances;

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acts of nature, including earthquakes, hurricanes and other natural disasters;

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terrorism;

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the potential for uninsured or underinsured property losses;

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adverse changes in state and local laws, including zoning laws; and

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other factors which are beyond the Master Fund’s control.

The value of each property is affected significantly by its ability to generate cash flow and net income, which in turn depends on the amount of rental or other income that can be generated net of expenses required to be incurred with respect to the property. Many expenses associated with properties (such as operating expenses and capital expenses) cannot be reduced when there is a reduction in income from the properties. As a result, these investments may be risky and the Master Fund may lose all or part of its investments.
These factors may have a material adverse effect on the ability of the borrowers to pay their loans and the ability of the borrowers on the underlying loans securing the Master Fund’s securities to pay their loans, as well as on the value and the return that the Master Fund can realize from assets it acquires.
A prolonged economic slowdown, a lengthy or severe recession or declining real estate values could harm the Master Fund’s investments.
Many of the Master Fund’s investments may be susceptible to economic slowdowns or recessions, which could lead to financial losses and a decrease in revenues, earnings and assets. An economic slowdown or recession, in addition to other non-economic factors such as an excess supply of properties, could have a material negative impact on the values of the Master Fund’s investments. Declining real estate values will likely reduce the Master Fund’s level of new loan originations, since borrowers often use increases in the value of their existing properties to support the purchase or investment in additional properties. Borrowers may also be less likely to achieve their business plans and be able to pay principal and interest on the Master Fund’s CRE debt investments if the economy weakens and property values decline. Further, declining real estate values significantly increase the likelihood that the Master Fund will incur losses on its investments in the event of a default because the value of its collateral may be insufficient to cover its cost. In addition, declining real estate values will reduce the value of any of the Master Fund’s properties, as well as ability to refinance properties and use the value of existing properties to support the purchase or investment in additional properties. Slower than expected economic growth pressured by a strained labor market, along with overall financial uncertainty, could result in lower occupancy rates and lower lease rates across many property types and may create obstacles for the Master Fund to achieve its business plans. The Master Fund may also be less able to pay principal and interest on its borrowings, which could cause it to lose title to properties securing its borrowings. Any sustained period of increased payment delinquencies, taking title to collateral or losses could adversely affect both the Master Fund’s CRE investments as well as its ability to originate, sell and securitize loans, which would significantly harm the Master Fund’s revenues, results of operations, financial condition, business prospects and the Master Fund’s ability to make distributions.
The Master Fund will be subject to significant competition and it may not be able to compete successfully for investments.
The Master Fund will be subject to significant competition for attractive investment opportunities from other real estate investors, some of which have greater financial resources than it, including publicly-traded REITs, non-traded REITs, insurance companies, commercial and investment banking firms, private institutional funds, hedge funds, private equity funds and other investors. The Master Fund may not be able to compete successfully for investments. In addition, the number of entities and the amount of funds competing for suitable investments may increase. If the Master Fund pays higher prices for investments or originates loans on less advantageous terms to it, its returns may be lower and the value of the Master Fund’s assets may not increase or may decrease significantly below the amount it paid for such assets. If such events occur, the Master Fund may experience lower returns on its investments.
The Master Fund may be more susceptible than diversified funds to being adversely affected by events impacting a single borrower, geographic location, security or investment type, and is not limited with respect to the proportion of capital that may be invested in a single asset.
As the Master Fund is not required to invest in a diversified pool of assets, the Master Fund can invest a greater portion of its assets in obligations of a single issuer. The Master Fund may therefore be more susceptible than a diversified fund to being adversely affected by events impacting a single borrower, geographic location, security or investment type.
The Master Fund has no established investment criteria limiting the geographic or industry concentration of its investments. If its investments are concentrated in an area or asset class that experiences adverse economic conditions, its investments may lose value and the Master Fund may experience losses.
Certain of the Master Fund’s investments may be secured by a single property or properties in one geographic location or asset class. Additionally, properties that the Master Fund may acquire may be concentrated in a geographic location or in a particular asset class. These investments carry the risks associated with significant geographical or industry concentration. The Master Fund has not established and does not plan to establish any investment criteria to limit its exposure to these risks for future investments. As a result, properties underlying its investments may be overly concentrated in certain geographic areas or industries and the Master Fund may experience losses as a result. A worsening of economic conditions, a natural disaster or civil disruptions in a geographic area in which the Master Fund’s investments may be concentrated, or economic upheaval with respect to a particular asset class, could have an adverse effect on the Master Fund’s business, including reducing the demand for new financings, limiting the ability of borrowers to pay financed amounts and impairing the value of the collateral or the properties the Master Fund may acquire.
The Master Fund has no established investment criteria limiting the size of each investment it makes in CRE debt, select equity and securities investments. If the Master Fund has an investment that represents a material percentage of its assets and that investment experiences a loss, the value of a Shareholder’s investment in the Trust could be significantly diminished.
Other than the RIC diversification requirements, the Master Fund is not limited in the size of any single investment it may make and certain of its CRE debt, select equity and securities investments may represent a significant percentage of the Master Fund’s assets. The Master Fund may be unable to raise significant capital and invest in a diverse portfolio of assets which would increase its asset concentration risk. Any such investment may carry the risk associated with a significant asset concentration. Should any investment representing a material percentage of the Master Fund’s assets, experience a loss on all or a portion of the investment, the Master Fund could experience a material adverse effect, which would result in the value of a Shareholder’s investment in the Trust being diminished.
The Master Fund may not be effective in originating and managing its investments.
The Master Fund, through the Advisors, will originate and generally manage its investments. The Master Fund’s origination capabilities will depend on its ability to leverage the Advisors’ relationships in the market and deploy capital to borrowers and tenants that hold properties meeting the Master Fund’s underwriting standards. Managing these investments requires significant resources, adherence to internal policies and attention to detail. Managing investments may also require significant judgment and, despite the Master Fund’s expectations, it may make decisions that result in losses. If the Master Fund is unable to successfully originate investments on favorable terms, or at all, and if the Master Fund is ineffective in managing those investments, the Master Fund’s business, financial condition and results of operations could be materially adversely affected.

The Master Fund relies on the investment expertise, skill and network of the Advisors.
Since the Master Fund has no employees, it depends on the investment expertise, skill and network of business contacts of the Advisors. The Advisors evaluate, negotiate, structure, execute, monitor and service the Master Fund’s investments. The Master Fund’s future success depends to a significant extent on the continued service and coordination of the Advisors and their experienced senior management team of investment professionals. The departure of any members of the Advisors’ experienced senior management team of investment professionals could have a material adverse effect on the Master Fund’s ability to achieve its investment objectives.
The Master Fund’s ability to achieve its investment objectives depends on the Advisors’ ability to identify, analyze, invest in, finance and monitor companies that meet the Master Fund’s investment criteria. The Advisors’ capabilities in managing the investment process, providing competent, attentive and efficient services to the Master Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Master Fund’s investment objectives, the Advisors may need to hire, train, supervise and/or manage investment professionals to participate in the Master Fund’s investment selection and monitoring process. The Advisors may not be able to find investment professionals in a timely manner or at all. Failure to support the Master Fund’s investment process could have a material adverse effect on the Master Fund’s business, financial condition and results of operations.
In addition, the Master Fund Advisory Agreement and the Master Fund Co-Advisory Agreement has a termination provision that allows the parties to terminate the agreements without penalty. The Master Fund Advisory Agreement and the Master Fund Co-Advisory Agreement may be terminated by either party, upon 60 days’ notice to the other party. If any of these agreements is terminated, it may adversely affect the quality of the Master Fund’s investment opportunities. In addition, in the event the Master Fund Advisory Agreement and/or the Master Fund Co-Advisory Agreement are terminated, it may be difficult for the Master Fund to replace the Advisor and/or the Co-Advisor, as applicable. Furthermore, the termination of any of these agreements may adversely impact the terms of any financing facility into which the Master Fund may enter, which could have a material adverse effect on the Master Fund’s business and financial condition.
If the Master Fund and the Advisors are unable to perform due diligence on potential investments in a timely manner, the Master Fund may lose attractive investment opportunities.
Assessing a potential investment opportunity involves extensive due diligence and the Master Fund will not complete any investment until the successful completion of such diligence, which includes the satisfaction of all applicable elements of the investment and underwriting process and a Phase I assessment of any property underlying CRE debt and of the Master Fund’s select equity investments. In addition, the Advisors may also conduct additional environmental site assessments to the extent its management team believes such assessments are necessary or advisable. If the Master Fund and the Advisors are unable to perform their due diligence on potential investments in a timely manner, the Master Fund may lose attractive investment opportunities.
The CRE debt the Master Fund will originate and invest in and mortgage loans underlying the CRE securities the Master Fund will invest in are subject to risks of delinquency, taking title to collateral, loss and bankruptcy of the borrower under the loan. If the borrower defaults, it may result in losses to the Master Fund.
The Master Fund CRE debt investments will be secured by commercial real estate and will be subject to risks of delinquency, loss, taking title to collateral and bankruptcy of the borrower. The ability of a borrower to repay a loan secured by commercial real estate is typically dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced or is not increased, depending on the borrower’s business plan, the borrower’s ability to repay the loan may be impaired. If a borrower defaults or declares bankruptcy and the underlying asset value is less than the loan amount, the Master Fund will suffer a loss. In this manner, real estate values could impact the value of the Master Fund’s CRE debt and securities investments. Therefore, the Master Fund’s CRE debt and securities will be subject to the risks typically associated with real estate.

Additionally, the Master Fund may suffer losses for a number of reasons, including the following, which could have a material adverse effect on the Master Fund’s financial performance:
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If the value of real property or other assets securing the Master Fund CRE debt deteriorates.   The majority of the Master Fund CRE debt investments are fully or substantially non-recourse. In the event of a default by a borrower on a non-recourse loan, the Master Fund will only have recourse to the real estate-related assets (including escrowed funds and reserves, if any) collateralizing the debt. There can be no assurance that the value of the assets securing the CRE debt investments will not deteriorate over time due to factors beyond the Master Fund’s control, as was the case during the credit crisis and as a result of the recent economic recession. Further, the Master Fund may not know whether the value of these properties has declined below levels existing on the dates of origination. If the value of the properties drop, the Master Fund’s risk will increase because of the lower value of the collateral and reduction in borrower equity associated with the related CRE debt. If a borrower defaults on the Master Fund CRE debt and the mortgaged real estate or other borrower assets collateralizing such CRE debt are insufficient to satisfy the loan, the Master Fund may suffer a loss of principal or interest.

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If a borrower or guarantor defaults on recourse obligations under a CRE debt investment.   The Master Fund will sometimes obtain personal or corporate guarantees from borrowers or their affiliates. These guarantees are often triggered only upon the occurrence of certain trigger, or “bad boy,” events. In cases where guarantees are not fully or partially secured, the Master Fund will typically rely on financial covenants from borrowers and guarantors which are designed to require the borrower or guarantor to maintain certain levels of creditworthiness. As a result of challenging economic and market conditions, many borrowers may face financial difficulties and may be unable to comply with their financial covenants. If the economy does not strengthen, the Master Fund’s borrowers could experience additional financial stress. Where the Master Fund does not have recourse to specific collateral pledged to satisfy such guarantees or recourse loans, it will only have recourse as an unsecured creditor to the general assets of the borrower or guarantor, some or all of which may be pledged to satisfy other lenders. There can be no assurance that a borrower or guarantor will comply with its financial covenants or that sufficient assets will be available to pay amounts owed to the Master Fund under the CRE debt and related guarantees.

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The Master Fund’s due diligence may not reveal all of a borrower’s liabilities and may not reveal other weaknesses in its business.   Before making a loan to a borrower, the Master Fund will assess the strength and skills of an entity’s management and other factors that it believes are material to the performance of the investment. This underwriting process is particularly important and subjective with respect to newly-organized entities because there may be little or no information publicly available about the entities. In making the assessment and otherwise conducting customary due diligence, the Master Fund will rely on the resources available to it and, in some cases, an investigation by third parties. There can be no assurance that the due diligence processes will uncover all relevant facts or that any investment will be successful.

•
Delays in liquidating defaulted CRE debt investments could reduce the Master Fund’s investment returns.   The occurrence of a default on a CRE debt investment could result in the Master Fund taking title to collateral. However, the Master Fund may not be able to take title to and sell the collateral securing the loan quickly. Taking title to collateral can be an expensive and lengthy process that could have a negative effect on the return on the Master Fund’s investment. Borrowers often resist when lenders, such as the Master Fund, seek to take title to collateral by asserting numerous claims, counterclaims and defenses, including but not limited to lender liability claims, in an effort to prolong the foreclosure action. In some states, taking title to collateral can take several years or more to resolve. At any time during a foreclosure proceeding, for instance, the borrower may file for bankruptcy, which would have the effect of staying the foreclosure action and further delaying the foreclosure process. The resulting time delay could reduce the value of the Master Fund’s investment in the defaulted loans. Furthermore, an action to take title to collateral securing a loan is regulated by state statutes and regulations and is subject to the delays and expenses associated with lawsuits if the borrower raises defenses, counterclaims or files for bankruptcy. In the event of default by a borrower, these restrictions, among other things, may impede the Master Fund’s ability to take title to and sell the collateral securing the loan or to obtain proceeds sufficient to repay all amounts due to the Master Fund on the loan. In addition, the Master Fund may be forced to operate any collateral for which it takes title for a substantial period of time, which could be a distraction for its management team and may require it to pay significant costs associated with such collateral. The Master Fund may not recover any of its investment even if it takes title to collateral.
The Master Fund may be subject to risks associated with future advance or capital expenditure obligations, such as declining real estate values and operating performance.
The Master Fund’s CRE debt investments may require it to advance future funds. The Master Fund may also need to fund capital expenditures and other significant expenses for its real estate property investments. Future funding obligations subject it to significant risks, such as a decline in value of the property, cost overruns and the borrower and tenant may be unable to generate enough cash flow and execute its business plan, or sell or refinance the property, in order to repay its obligations to the Master Fund. The Master Fund could determine that it needs to fund more money than it originally anticipated in order to maximize the value of its investment even though there is no assurance additional funding would be the best course of action. Further, future funding obligations may require the Master Fund to maintain higher liquidity than it might otherwise maintain and this could reduce the overall return on its investments. The Master Fund could also find itself in a position with insufficient liquidity to fund future obligations.
The Master Fund may be unable to restructure its investments in a manner that it believes maximizes value, particularly if it is one of multiple creditors in a large capital structure.
In order to maximize value the Master Fund may be more likely to extend and work out an investment, rather than pursue other remedies such as taking title to collateral. However, in situations where there are multiple creditors in large capital structures, it can be particularly difficult to assess the most likely course of action that a lender group or the borrower may take and it may also be difficult to achieve consensus among the lender group as to major decisions. Consequently, there could be a wide range of potential principal recovery outcomes, the timing of which can be unpredictable, based on the strategy pursued by a lender group or other applicable parties. These multiple creditor situations tend to be associated with larger loans. If the Master Fund is one of a group of lenders, it may not independently control the decision making. Consequently, it may be unable to restructure an investment in a manner that it believes would maximize value.
CRE debt restructurings may reduce the Master Fund’s net interest income.
A return to weak economic conditions in the U.S. economy may cause the Master Fund’s borrowers to be at increased risk of default and it, or a third party, may need to restructure loans if the borrowers are unable to meet their obligations to the Master Fund and it believes restructuring is the best way to maximize value. In order to preserve long-term value, the Master Fund may determine to lower the interest rate on loans in connection with a restructuring, which will have an adverse impact on its net interest income. The Master Fund may also determine to extend the maturity and make other concessions with the goal of increasing overall value; however, there is no assurance that the results of its restructurings will be favorable to it. Restructuring an investment may ultimately result in the Master Fund receiving less than had it not restructured the investment. The Master Fund may lose some or all of its investment even if it restructures in an effort to increase value.
The Master Fund’s CRE debt and securities investments may be adversely affected by changes in credit spreads.
The CRE debt the Master Fund may originate or acquire and securities investments it may invest in are subject to changes in credit spreads. When credit spreads widen, the economic value of the Master Fund’s investments decrease even if such investment is performing in accordance with its terms and the underlying collateral has not changed.

Higher provision for loan losses and asset impairment charges may occur if economic conditions do not continue to improve.
The Master Fund could experience defaults resulting in provision for loan losses and asset impairment charges in the future. In challenging economic environments, borrowers, for a variety of reasons, may be unable to remain current with principal and interest payments on loans. Declines in real property values also increase loan-to-value ratios on the Master Fund’s loans and, therefore, weaken its collateral coverage and increase the likelihood of higher provision for loan losses. Even if the Master Fund’s cash flow will remain relatively stable, the Master Fund could suffer losses in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”), which could adversely affect the Master Fund’s access to credit and ability to satisfy financing covenants.
Provision for loan losses is difficult to estimate, particularly in a challenging economic environment.
The Master Fund’s provision for loan losses will be evaluated on a quarterly basis. The determination of provision for loan losses will require the Master Fund to make certain estimates and judgments, which may be difficult to determine, particularly in a challenging economic environment. The U.S. and global economy and financial markets remain challenged. The Master Fund’s estimates and judgments will be based on a number of factors, including projected cash flow from the collateral securing the Master Fund CRE debt structure, including the availability of reserves and recourse guarantees, likelihood of repayment in full at the maturity of a loan, potential for refinancing and expected market discount rates for varying property types, all of which remain uncertain and are subjective. The Master Fund’s estimates and judgments may not be correct, particularly during challenging economic environments, and, therefore, the Master Fund’s results of operations and financial condition could be severely impacted.
Both the Master Fund’s borrowers’ and tenants’ forms of entities may cause special risks or hinder the Master Fund’s recovery.
The Master Fund expects that most of the borrowers for the Master Fund CRE debt investments and tenants in the real estate investments will be legal entities rather than individuals. The obligations these entities will owe the Master Fund are typically non-recourse so it can only look to the collateral, and at times, the assets of the entity may not be sufficient to recover its investment. As a result, the risk of loss may be greater than for leases with or originators of loans made to individuals. Unlike individuals involved in bankruptcies, these legal entities will generally not have personal assets and creditworthiness at stake. As a result, the default or bankruptcy of one of the Master Fund’s borrowers or tenants, or a general partner or managing member of that borrower or tenant, may impair the Master Fund’s ability to enforce its rights and remedies under the related mortgage or the terms of the lease agreement, respectively.
The subordinate CRE debt the Master Fund may originate and invest in may be subject to risks relating to the structure and terms of the related transactions, as well as subordination in bankruptcy, and there may not be sufficient funds or assets remaining to satisfy its investments, which may result in losses to the Master Fund.
The Master Fund intends to originate, structure and acquire subordinate CRE debt investments secured primarily by commercial properties, which may include subordinate mortgage loans, mezzanine loans and participations in such loans and preferred equity interests in borrowers who own such properties. The Master Fund has not placed any limits on the percentage of its portfolio that may be comprised of these types of investments, which may involve a higher degree of risk than the type of assets that it expects will constitute the majority of the Master Fund’s debt investments, namely first mortgage loans secured by real property. These investments may be subordinate to other debt on commercial property and are secured by subordinate rights to the commercial property or by equity interests in the borrower. In addition, real properties with subordinate debt may have higher loan-to-value ratios than conventional debt, resulting in less equity in the real property and increasing the risk of loss of principal and interest. If a borrower defaults or declares bankruptcy, after senior obligations are met, there may not be sufficient funds or assets remaining to satisfy the Master Fund’s subordinate interests. Because each transaction is privately negotiated, subordinate investments can vary in their structural characteristics and lender rights. The Master Fund’s rights to control the default or bankruptcy process following a default will vary from transaction to transaction. The subordinate investments that the Master Fund originates and intends to invest in may not give it the right to demand taking title to collateral as a subordinate real estate debt holder. Furthermore, the presence of intercreditor agreements may limit the Master Fund’s ability to amend loan documents, assign its loans, accept prepayments, exercise its remedies and control decisions made in bankruptcy proceedings relating to borrowers. Similarly, a majority of the participating lenders may be able to take actions to which the Master Fund objects, but by which the Master Fund will be bound. Even if the Master Fund has control, it may be unable to prevent a default or bankruptcy and the Master Fund could suffer substantial losses. Certain transactions that the Master Fund may originate and invest in could be particularly difficult, time consuming and costly to work out because of their complicated structure and the diverging interests of all the various classes of debt in the capital structure of a given asset.
The Master Fund may make investments in assets with lower credit quality, including below investment grade securities, referred to as “high yield” or “junk bonds,” which may increase its risk of losses.
The Master Fund may invest in unrated or non-investment grade CRE securities, enter into leases with unrated tenants or participate in subordinate, unrated or distressed mortgage loans. Securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated are often referred to as “high yield” securities or “junk bonds,” and may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. The non-investment grade ratings for these assets typically result from the overall leverage of the loans, the lack of a strong operating history for the properties underlying the loans or securities, the borrowers’ credit history, the properties’ underlying cash flow or other factors. Because the ability of obligors of properties and mortgages, including mortgage loans underlying CMBS, to make rent or principal and interest payments may be impaired during an economic downturn, prices of lower credit quality investments and CRE securities may decline. As a result, these investments may have a higher risk of default and loss than investment grade rated assets. The existing credit support in the securitization structure may be insufficient to protect the Master Fund against loss of principal on these investments. Any loss the Master Fund may incur may be significant and may reduce distributions and may adversely affect the value of the Shares.
Investments in non-performing real estate assets involve greater risks than investments in stabilized, performing assets and make the Master Fund’s future performance more difficult to predict.
The Master Fund may make investments in non-performing real estate assets in which the operating cash flow generated from the underlying property is insufficient to support current debt service payments. Traditional performance metrics of real estate assets are generally not as reliable for non-performing real estate assets as they are for performing real estate assets. Non-performing properties, for instance, do not have stabilized occupancy rates and may require significant capital for repositioning. Similarly, non-performing loans do not have a consistent stream of cash flow to support normalized debt service. In addition, for non-performing loans, often there is greater uncertainty as to the amount or timeliness of principal repayment. Borrowers will typically try to create value in a non-performing real estate investment, including by development, redevelopment or lease-up of a property. However, none of these strategies may be effective and the subject properties may never generate sufficient cash flow to support debt service payments. If this occurs, the Master Fund may negotiate a reduced payoff, restructure the terms of the loan or enforce rights as lender and take title to collateral securing the loan with respect to CRE debt investments. It is challenging to evaluate non-performing investments, which increases the risks associated with such investments. The Master Fund may suffer significant losses with respect to these investments which would negatively impact the Master Fund’s operating performance and its ability to make distributions.
Floating-rate CRE debt, which is often associated with transitional assets, may entail greater risks of default to the Master Fund than fixed-rate CRE debt.
Floating-rate loans are often, but not always, associated with transitional properties as opposed to those with highly stabilized cash flow. Floating-rate CRE debt may have higher delinquency rates than fixed-rate loans. Borrowers with floating-rate loans may be exposed to increased monthly payments if the related interest rate adjusts upward from the initial fixed rate in effect during the initial period of the loan to the rate calculated in accordance with the applicable index and margin. Increases in a borrower’s monthly payment, as a result of an increase in prevailing market interest rates may make it more difficult for the borrowers with floating-rate loans to repay the loan and could increase the risk of default of their obligations under the loan.

The Master Fund may invest in CRE ownership through private equity investments, which carry with it unique risks.
The Master Fund may invest in direct CRE ownership or indirect ownership through PE Investments or other joint ventures. PE Investments typically refer to investments that are made through privately negotiated transactions using private capital. Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. Private equity funds that focus on buyouts have generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of such private equity funds to obtain the required financing or reducing their expected rate of return. The risks of investing in private equity funds are generally related to: (i) the ability of the private equity fund to select and manage successful investment opportunities; (ii) the quality of the management of each company in which a private equity fund invests; (iii) the ability of a private equity fund to liquidate its investments; and (iv) general economic conditions. Additionally, managers of private equity funds will charge the Master Fund asset-based fees and typically will also be entitled to receive performance-based compensation. These are in addition to the Management Fee and Incentive Fee borne by the Master Fund Shareholders. With respect to PE Investments, Master Fund Shareholders will bear fees and expenses at the Master Fund level and also at the PE Investment level.
Securities of private equity funds, as well as the portfolio companies these funds invest in, tend to be more illiquid, and highly speculative. There is no regular market for interests in private equity funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the investment manager and could occur at a discount to the stated net asset value. If the Master Fund determines to sell its interest in a private equity fund, the Master Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a lower price for a quick sale.
Investments in private equity funds are also regularly held in non-voting form or with limited voting rights related to a certain percentage of its investment. To the extent that the Master Fund (i) holds non-voting interests, or (ii) contractually foregoes the right to vote its interests in a private equity fund, the Master Fund will not be able to vote on matters that require the approval of the interest holders of the private equity fund, including matters that may be adverse to the Master Fund’s interests. This restriction could diminish the influence of the Master Fund as compared to other investors in the private equity fund, and could adversely affect the Master Fund’s investment in the private equity fund, which could result in unpredictable and potentially adverse effects on the Master Fund.
The Master Fund may be subject to risks associated with construction lending, such as declining real estate values, cost overruns and delays in completion.
The Master Fund’s CRE debt investments may include loans made to developers to construct prospective projects, which may include ground-up construction or repositioning an existing asset. The primary risks to the Master Fund of construction loans are the potential for cost overruns, the developer’s failing to meet a project delivery schedule, market downturns and the inability of a developer to sell or refinance the project at completion in accordance with its business plan and repay the CRE debt. These risks could cause the Master Fund to have to fund more money than it originally anticipated in order to complete the project.
Insurance may not cover all potential losses on CRE investments which may impair the value of the Master Fund’s assets.
The Master Fund will generally require that each of the borrowers under its CRE debt investments obtain comprehensive insurance covering the collateral, including liability, fire and extended coverage. The Master Fund also generally will obtain insurance directly on any property it acquires. However, there are certain types of losses, generally of a catastrophic nature, such as earthquakes, floods and hurricanes that may be uninsurable or not economically insurable. The Master Fund may not obtain, or require borrowers to obtain certain types of insurance if it is deemed commercially unreasonable. Inflation, changes in building codes and ordinances, environmental considerations and other factors also might make it infeasible to use insurance proceeds to replace a property if it is damaged or destroyed. Further, it is possible that the

Master Fund’s borrowers could breach their obligations to it and not maintain sufficient insurance coverage. Under such circumstances, the insurance proceeds, if any, might not be adequate to restore the economic value of the property, which might decrease the value of the property and in turn impair the Master Fund’s investment.
The Master Fund may obtain only limited warranties when it purchases a property, which will increase the risk that it may lose some or all of its invested capital in the property or rental income from the property which, in turn, could materially adversely affect the Master Fund’s business, financial condition and results from operations and the Master Fund’s ability to make distributions to the Trust.
The seller of a property often sells such property in an “as is” condition on a “where is” basis and “with all faults,” without any warranties of merchantability or fitness for a particular use or purpose. In addition, the related real estate purchase and sale agreements may contain only limited warranties, representations and indemnifications that will only survive for a limited period after the closing. Despite the Master Fund’s efforts, it may fail to uncover all material risks during the diligence process. The purchase of properties with limited warranties increases the risk that the Master Fund may lose some or all of its invested capital in the property, as well as the loss of rental income from that property if an issue should arise that decreases the value of that property and is not covered by the limited warranties. If any of these results occur, it may have a material adverse effect on the Master Fund’s business, financial condition and results of operations and the Master Fund’s ability to make distributions.
The Master Fund will depend on borrowers and tenants for a substantial portion of its revenue and, accordingly, the Master Fund’s revenue and its ability to make distributions to the Trust will be dependent upon the success and economic viability of such borrowers and tenants.
The success of the Master Fund’s origination or acquisition of investments will significantly depend on the financial stability of the borrowers and tenants underlying such investments. The inability of a single major borrower or tenant, or a number of smaller borrowers or tenants, to meet their payment obligations could result in reduced revenue or losses.
If the Master Fund overestimates the value or income-producing ability or incorrectly price the risks of its investments, the Master Fund may experience losses.
Analysis of the value or income-producing ability of a commercial property is highly subjective and may be subject to error. The Master Fund will value its potential investments based on yields and risks, taking into account estimated future losses on the CRE loans and the properties included in the securitization’s pools or select CRE equity investments and the estimated impact of these losses on expected future cash flow and returns. In the event that the Master Fund underestimates the risks relative to the price it pay for a particular investment, the Master Fund may experience losses with respect to such investment.
Lease defaults, terminations or landlord-tenant disputes may reduce the Master Fund’s income from its real estate investments.
The creditworthiness of tenants in real estate investments could become negatively impacted as a result of challenging economic conditions or otherwise, which could result in their inability to meet the terms of their leases. Lease defaults or terminations by one or more tenants may reduce the Master Fund’s revenues unless a default is cured or a suitable replacement tenant is found promptly. In addition, disputes may arise between the landlord and tenant that result in the tenant withholding rent payments, possibly for an extended period. These disputes may lead to litigation or other legal procedures to secure payment of the rent withheld or to evict the tenant. Upon a lease default, the Master Fund may have limited remedies, be unable to accelerate lease payments and have limited or no recourse against a guarantor. Tenants as well as guarantors may have limited or no ability to satisfy any judgments it may obtain. The Master Fund may also have duties to mitigate its losses and it may not be successful in that regard. Any of these situations may result in extended periods during which there is a significant decline in revenues or no revenues generated by a property. If this occurred, it could adversely affect the Master Fund’s results of operations.
A significant portion of the Master Fund’s leases may expire in the same year.
A significant portion of the leases for the Master Fund’s real estate investments may expire in the same year. As a result, the Master Fund could be subject to a sudden and material change in value of its real estate investments and available cash flow from such investments in the event that these leases are not renewed or in the event that it is not able to extend or refinance the mortgage notes payable on the properties that are subject to these leases.
The Master Fund may not be able to relet or renew leases at the properties underlying CRE debt investments or the properties held by the Master Fund on favorable terms, or at all.
The Master Fund’s investments in real estate will be pressured if economic conditions and rental markets continue to be challenging. For instance, upon expiration or early termination of leases for space located at its properties, the space may not be relet or, if relet, the terms of the renewal or reletting (including the cost of required renovations or concessions to tenants) may be less favorable than current lease terms. The Master Fund could receive above market rental rates which will decrease upon renewal, which would adversely impact its income and could harm its ability to service its debt and operate successfully. Weak economic conditions would likely reduce tenants’ ability to make rent payments in accordance with the contractual terms of their leases and lead to early termination of leases. Furthermore, commercial space needs may contract, resulting in lower lease renewal rates and longer releasing periods when leases are not renewed. Any of these situations may result in extended periods where there is a significant decline in revenues or no revenues generated by a property. Additionally, to the extent that market rental rates are reduced, property-level cash flow would likely be negatively affected as existing leases renew at lower rates. If the Master Fund is unable to relet or renew leases for all or substantially all of the space at these properties, if the rental rates upon such renewal or reletting are significantly lower than expected, or if the Master Fund’s reserves for these purposes prove inadequate, the Master Fund will experience a reduction in net income and may be required to reduce or eliminate cash distributions.
The bankruptcy, insolvency or financial deterioration of any of the tenants could significantly delay the ability to collect unpaid rents or require the Master Fund to find new tenants.
The Master Fund’s financial position and its ability to make distributions may be adversely affected by financial difficulties experienced by any major tenants, including bankruptcy, insolvency or a general downturn in the business, or in the event any major tenants do not renew or extend their relationship as their lease terms expire.
The Master Fund will be exposed to the risk that tenants may not be able to meet their obligations to it or other third parties, which may result in their bankruptcy or insolvency. Although loans and leases may permit the Master Fund to evict a tenant, demand immediate repayment and pursue other remedies, bankruptcy laws afford certain rights to a party that has filed for bankruptcy or reorganization. A tenant in bankruptcy may be able to restrict the ability to collect unpaid rents or interest during the bankruptcy proceeding. Furthermore, dealing with a tenants’ bankruptcy or other default may divert management’s attention and cause the Master Fund to incur substantial legal and other costs.
Bankruptcy laws provide that a debtor has the option to assume or reject an unexpired lease within a certain period of time of filing for bankruptcy, but generally requires such assumption or rejection to be made in its entirety. Thus, a debtor cannot choose to keep the beneficial provisions of a contract while rejecting the burdensome ones; the contract must be assumed or rejected as a whole. However, where under applicable law a contract (even though it is contained in a single document) is determined to be divisible or severable into different agreements, or similarly, where a collection of documents is determined to constitute separate agreements instead of a single, integrated contract, then in those circumstances a debtor/trustee may be allowed to assume some of the divisible or separate agreements while rejecting the others. If the debtor has the ability, and chooses to assume, some of the divisible agreements while rejecting the other divisible agreement, or if a non-debtor tenant is unable to comply with the terms of an agreement, the Master Fund may be forced to modify the agreements in ways that are unfavorable to it.
Because real estate investments are relatively illiquid, the Master Fund may not be able to vary its portfolio in response to changes in economic and other conditions, which may result in losses to the Master Fund.
Many of the Master Fund’s investments will be illiquid. A variety of factors could make it difficult for the Master Fund to dispose of any of its assets on acceptable terms even if a disposition is in the best interests of the Master Fund Shareholders. The Master Fund cannot predict whether it will be able to sell any property for the price or on the terms set by it or whether any price or other terms offered by a prospective purchaser would be acceptable to the Master Fund. The Master Fund also cannot predict the length of time needed to find a willing purchaser and to close the sale of a property. Certain properties may also be subject to transfer restrictions that materially restrict the Master Fund from selling that property for a period of time or impose other restrictions, such as a limitation on the amount of financing that can be placed or repaid on that property. The Master Fund may be required to expend cash to correct defects or to make improvements before a property can be sold, and there can be no assurance that it will have cash available to correct those defects or to make those improvements. The Code also places limits on the Master Fund’s ability to sell certain properties held by the REIT Subsidiary.
Borrowers under certain of the Master Fund’s CRE debt investments may give their tenants or other persons similar rights with respect to the collateral. Similarly, the Master Fund may also determine to give its tenants a right of first refusal or similar options. Such rights could negatively affect the residual value or marketability of the property and impede the Master Fund’s ability to sell the collateral or the property.
As a result, the Master Fund’s ability to sell investments in response to changes in economic and other conditions could be limited. To the extent the Master Fund is unable to sell any property for its book value or at all, the Master Fund may be required to take a non-cash impairment charge or loss on the sale, either of which would reduce the Master Fund’s earnings. Limitations on the Master Fund’s ability to respond to adverse changes in the performance of its investments may have a material adverse effect on the Master Fund’s business, financial condition and results of operations and the Master Fund’s ability to make distributions.
To the extent capital improvements are not undertaken, the ability of tenants to manage properties effectively and on favorable terms may be affected, which in turn could materially adversely affect the Master Fund’s business, financial conditions and results of operations and the Master Fund’s ability to make distributions.
To the extent capital improvements are not undertaken or are deferred, occupancy rates and the amount of rental and reimbursement income generated by the property may decline, which would negatively impact the overall value of the affected property. The Master Fund may be forced to incur unexpected significant expense to maintain properties. Any of these events could have a material adverse effect on the Master Fund’s business, financial condition and results of operations and the Master Fund’s ability to make distributions.
Environmental compliance costs and liabilities associated with properties or the Master Fund’s real estate-related investments may materially impair the value of the Master Fund’s investments and expose it to liability.
Under various federal, state and local environmental laws, ordinances and regulations, a current or previous owner of real property, such as the Master Fund and tenants, may be liable in certain circumstances for the costs of investigation, removal or remediation of, or related releases of, certain hazardous or toxic substances, including materials containing asbestos, at, under or disposed of in connection with such property, as well as certain other potential costs relating to hazardous or toxic substances, including government fines and damages for injuries to persons and adjacent property. In addition, some environmental laws create a lien on the contaminated site in favor of the government for damages and the costs it incurs in connection with the contamination. These laws often impose liability without regard to whether the owner knew of, or was responsible for, the presence or disposal of such substances and liability may be imposed on the owner in connection with the activities of a tenant at the property. The presence of contamination or the failure to remediate contamination may adversely affect the Master Fund’s or its tenants’ ability to sell or lease real estate, or to borrow using the real estate as collateral, which, in turn, could reduce the Master Fund’s revenues. The Master Fund, or its tenants, as owner of a site, including if the Master Fund takes ownership through foreclosure, may be liable under common law or otherwise to third parties for damages and injuries resulting from environmental contamination emanating from the site. The cost of any required investigation, remediation, removal, fines or personal or property damages and the Master Fund’s or its tenants’ liability could significantly exceed the value of the property without any limits.
The scope of the indemnification the Master Fund’s tenants may agree to provide the Master Fund may be limited. For instance, some of the Master Fund’s agreements with tenants may not require them to indemnify it for environmental liabilities arising before the tenant took possession of the premises. Further, there can be no assurance that any such tenant would be able to fulfill its indemnification obligations. If the Master Fund is deemed liable for any such environmental liabilities and is unable to seek recovery against its tenant, the Master Fund’s business, financial condition and results of operations could be materially and adversely affected.
Furthermore, the Master Fund may invest in real estate, or mortgage loans secured by real estate, with environmental problems that materially impair the value of the real estate. Even as a lender, if the Master Fund takes title to collateral with environmental problems or if other circumstances arise, the Master Fund could be subject to environmental liability. There are substantial risks associated with such an investment.
If the Master Fund enters into joint ventures, its joint venture partners could take actions that decrease the value of an investment to the Master Fund and lower the Master Fund’s overall return.
The Master Fund may in the future enter into joint ventures with third parties to make investments. The Master Fund may also make investments in partnerships or other co-ownership arrangements or participations. The Master Fund will not, however, invest in a joint venture in which NorthStar, the Advisors or any of their directors or officers or any of their affiliated persons (as defined in the 1940 Act) has an interest except as permitted by the 1940 Act, including SEC interpretive positions, and with a determination of the Master Fund Board (including a majority of the Master Fund’s Independent Trustees) not otherwise interested in the transaction that such transaction is fair and reasonable to the Master Fund.
Such investments may involve risks not otherwise present with other methods of investment, including, for instance, the following risks:
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the joint venture partner in an investment could become insolvent or bankrupt;

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fraud or other misconduct by the joint venture partners;

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the Master Fund may share decision-making authority with its joint venture partner regarding certain major decisions affecting the ownership of the joint venture and the joint venture property, such as the sale of the property or the making of additional capital contributions for the benefit of the property, which may prevent the Master Fund from taking actions that are opposed by its joint venture partner;

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the joint venture partner may at any time have economic or business interests or goals that are or that become in conflict with the Master Fund’s business interests or goals, including, for instance, the operation of the properties;

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such joint venture partner may be in a position to take action contrary to the Master Fund’s instructions or requests or contrary to the Master Fund’s policies or objectives;

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the terms of the joint ventures could restrict the Master Fund’s ability to sell or transfer its interest to a third party when it desires on advantageous terms, which could result in reduced liquidity; and

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to the extent it is permissible and approved for the Master Fund to partner with other Managed Companies, NorthStar may have conflicts of interest that may not be resolved in the Master Fund’s favor.

Any of the above might subject the Master Fund to liabilities and thus reduce its returns on the investment with that joint venture partner. In addition, disagreements or disputes between the Master Fund and the joint venture partner could result in litigation, which could increase the Master Fund’s expenses and potentially limit the time and effort the Master Fund’s officers and trustees are able to devote to its business.
The Master Fund may make opportunistic investments that may involve asset classes and structures with which it has less familiarity, thereby increasing the Master Fund’s risk of loss.
The Master Fund may make opportunistic investments that may involve asset classes and structures with which it has less familiarity. When investing in asset classes with which it has limited or no prior experience, the Master Fund may not be successful in its diligence and underwriting efforts. The Master Fund may also be unsuccessful in preserving value, especially if conditions deteriorate and it may expose itself to unknown substantial risks. Furthermore, these assets could require additional management time and attention relative to assets with which the Master Fund is more familiar. All of these factors increase the Master Fund’s risk of loss.
The Master Fund will be subject to additional risks if it makes investments internationally.
The Master Fund may acquire real estate assets located outside of the United States and it may originate or acquire senior or subordinate loans made to borrowers located outside of the United States or secured by properties located outside of the United States. Based on current market conditions, the Master Fund does not intend for non-U.S. investments to be one of its principal investment strategies. The Master Fund’s expertise to date is in the United States and neither it nor the Advisor has extensive expertise in international markets. Any international investments the Master Fund makes may be affected by factors peculiar to the laws of the jurisdiction in which the borrower or the property is located and these laws may expose the Master Fund to risks that are different from and/or in addition to those commonly found in the United States. The Master Fund may not be as familiar with the potential risks to its investments outside of the United States and the Master Fund may incur losses as a result.
Any international investments the Master Fund makes could be subject to the following risks:
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governmental laws, rules and policies, including laws relating to the foreign ownership of real property or mortgages and laws relating to the ability of foreign persons or corporations to remove profits earned from activities within the country to the person’s or corporation’s country of origin;

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translation and transaction risks relating to fluctuations in foreign currency exchange rates;

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adverse market conditions caused by inflation or other changes in national or local political and economic conditions;

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challenges of complying with a wide variety of foreign laws, including corporate governance, operations, taxes and litigation;

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changes in relative interest rates;

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changes in the availability, cost and terms of borrowings resulting from varying national economic policies;

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changes in real estate and other tax rates, the tax treatment of transaction structures and other changes in operating expenses in a particular country where the Master Fund has an investment;

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the Master Fund’s status as a RIC not being respected under foreign laws, in which case any income or gains from foreign sources would likely be subject to foreign taxes, withholding taxes, transfer taxes and value added taxes;

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lack of uniform accounting standards (including availability of information in accordance with U.S. GAAP);

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changes in land use and zoning laws;

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more stringent environmental laws or changes in such laws;

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changes in the social stability or other political, economic or diplomatic developments in or affecting a country where the Master Fund has an investment;

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changes in applicable laws and regulations in the United States that affect foreign operations; and

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legal and logistical barriers to enforcing the Master Fund’s contractual rights in other countries, including insolvency regimes, landlord/tenant rights and ability to take possession of the collateral.

Certain of these risks may be greater in emerging markets and less developed countries, which may have less efficient and less liquid markets, creating greater price volatility and fluctuations in value. Each of these risks might adversely affect the Master Fund’s performance and impair its ability to make distributions to shareholders required to maintain the Master Fund’s RIC qualification. In addition, there is less publicly available information about foreign companies and a lack of uniform financial accounting standards and practices (including the availability of information in accordance with U.S. GAAP) which could impair the Master Fund’s ability to analyze transactions and receive timely and accurate financial information from tenants or borrowers necessary to meet its reporting obligations to financial institutions or governmental or regulatory agencies.
Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on investments in European companies, while austerity and other measures introduced to limit or contain these issues may themselves lead to economic contraction, which may result in adverse effects for the Master Fund.
The Master Fund may invest in companies from any geographic region; however, the Master Fund may invest in European companies and companies that may be affected by the Eurozone economy. Recent concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of Greek sovereign debt have given rise to new concerns about sovereign defaults, the possibility that one or more countries might leave the EU or the Eurozone and various proposals, which are still under consideration and unclear in material respects, for support of affected countries and the Euro as a currency. The outcome of this situation cannot be predicted. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on investments by the Master Fund in European companies, including, but not limited to, the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Master Fund. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone, particularly in the case of investments in companies in affected countries, could also have material adverse effects on the Master Fund.
The Master Fund may invest in a variety of CRE securities, including CMBS and other subordinate securities, which entail certain heightened risks.
The Master Fund may invest in a variety of CRE securities, including CMBS and other subordinate securities, subject to the first risk of loss if any losses are realized on the underlying mortgage loans. CMBS entitle the holders thereof to receive payments that depend primarily on the cash flow from a specified pool of commercial or multifamily mortgage loans. Consequently, CMBS and other CRE securities will be adversely affected by payment defaults, delinquencies and losses on the underlying mortgage loans, which increase during times of economic stress and uncertainty. Furthermore, if the rental and leasing markets deteriorate, including by decreasing occupancy rates and decreasing market rental rates, it could reduce cash flow from the mortgage loan pools underlying the CMBS investments that the Master Fund may make. The market for CRE securities is dependent upon liquidity for refinancing and may be negatively impacted by a slowdown in new issuance.
Additionally, CRE securities such as CMBS may be subject to particular risks, including lack of standardized terms and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. The value of CRE securities may change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the CRE debt market as a whole. Additional risks may be presented by the type and use of a particular commercial property, as well as the general risks relating to the net operating income from and value of any commercial property. The exercise of remedies and successful realization of liquidation proceeds relating to CRE securities may be highly dependent upon the performance of the servicer or special servicer. Expenses of enforcing the underlying mortgage loan (including litigation expenses) and expenses of protecting the properties securing the loan may be substantial. Consequently, in the event of a default or loss on one or more loans contained in a securitization, the Master Fund may not recover a portion or all of its investment. Ratings for CRE securities can also adversely affect their value.

The Master Fund will be exposed to the various risks associated with investments in CMBS.
The Master Fund may invest in CMBS, which represent interests in pools of commercial mortgages that are principally secured by commercial properties. Mortgage loans on commercial properties often are structured so that a substantial portion of the loan principal is not amortized over the loan term but is payable at maturity (as a “balloon payment”), and repayment of a significant portion of loan principal thus often depends upon the future availability of real estate financing and/or upon the value and saleability of the real estate at the relevant time. Therefore, the unavailability of real estate financing may lead to default on the mortgage loan. Most commercial mortgage loans underlying CMBS are effectively nonrecourse obligations of the applicable borrowers, meaning that there is no recourse against a borrower’s assets other than the specific property encumbered as security. If borrowers are not able or willing to refinance or dispose of the encumbered property to pay the principal and interest owed on such mortgage loans, payments on the related CMBS (particularly subordinated classes of CMBS) will likely be adversely affected. The ultimate extent of the loss, if any, to the classes of CMBS may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure (or deed-in-lieu of foreclosure) of the mortgage encumbering the property and subsequent liquidation of the property. Foreclosure can be costly and delayed by litigation and/or bankruptcy. Factors such as the property’s location, the legal status of title to the property, its physical condition and financial performance, environmental risks and governmental disclosure requirements with respect to the condition of the property may make a third-party unwilling to purchase the property at a foreclosure sale or to pay a price sufficient to satisfy the obligations with respect to the related CMBS. Revenues from the assets underlying a commercial mortgage loan and related CMBS may be retained by the borrower and/or used to make payments to others, maintain insurance coverage, pay taxes or pay maintenance costs. Such diverted revenues generally are not recoverable without a court-appointed receiver to control cash flow from the collateral. The holder of CMBS does not have a contractual relationship with the borrowers of the underlying commercial mortgage loans and typically has no right directly to enforce compliance by the borrowers with the terms of the loan agreements, nor any rights of set-off against the borrowers, nor will it have the right to object to certain changes to the underlying loan agreements, nor to move directly against the collateral supporting the related loans. CMBS investments are often less liquid, particularly in periods of stress, are generally more complex and less transparent, and may have more complicated tax profiles than traditional investments. The Master Fund may invest in subordinated classes of CMBS, which involve greater credit risk, tend to be less liquid and may be more difficult to value than senior classes of CMBS. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may substantially decrease the liquidity and value of subordinated CMBS, especially in a thinly traded market. Subordinated classes of CMBS may include lower-rated or unrated securities that are considered speculative with respect to the issuer’s continuing ability to pay principal and interest in accordance with their terms.
The Master Fund Board may change the Master Fund’s investment strategies, targeted investments and investment guidelines without shareholder consent.
The Master Fund Board may change the Master Fund’s investment strategies, targeted investments and investment guidelines at any time without the consent of Master Fund Shareholders, which could result in the Master Fund making investments that are different from, and possibly riskier than, the investments described in this prospectus. A change in the Master Fund’s targeted investments or investment guidelines may increase its exposure to interest rate risk, default risk and real estate market fluctuations, all of which could adversely affect the value of the Master Fund Shares and the Master Fund’s ability to make distributions to the Trust.
The Master Fund may invest in CDO notes, which may involve significant risks.
The Master Fund may invest in CDO notes which are multiple class securities secured by pools of assets, such as CMBS, mortgage loans, subordinate mortgage and mezzanine loans and REIT debt. Like typical securitization structures, in a CDO, the assets are pledged to a trustee for the benefit of the holders of the CDO bonds. Like CMBS, CDO notes are affected by payments, defaults, delinquencies and losses on the underlying loans or securities. CDOs often have reinvestment periods that typically last for five years during which proceeds from the sale of a collateral asset may be invested in substitute collateral. Upon termination of the reinvestment period, the static pool functions very similarly to a CMBS where repayment of principal allows for redemption of bonds sequentially. To the extent the Master Fund may invest in the equity interest of a CDO, it will be entitled to all of the income generated by the CDO after the CDO pays all of the interest due on the senior securities and its expenses. However, there may be little or no income or principal available to the holders of CDO equity interests if defaults or losses on the underlying collateral exceed a certain amount. In that event, the value of the Master Fund’s investment in any equity interest of a CDO could decrease substantially. In addition, the equity interests of CDOs are illiquid and often must be held by a REIT and because they represent a leveraged investment in the CDO’s assets, the value of the equity interests will generally have greater fluctuations than the value of the underlying collateral.
A significant portion of the Master Fund’s investment portfolio will be recorded at fair value as determined in good faith by or under the direction of the Master Fund’s Board and, as a result, there will be uncertainty as to the value of the Master Fund’s investments.
Under the 1940 Act, the Master Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is often no public market for the Master Fund’s target investments. Many of the Master Fund’s investments are not exchange-traded, but are, instead, traded on a privately negotiated over-the-counter (“OTC”) secondary market for institutional investors. As a result, the Master Fund’s Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Valuation Committee. On a quarterly basis, the Master Fund’s Board will review the valuation determinations made with respect to the Master Fund’s investments during the preceding quarter and evaluate whether such determinations were made in a manner consistent with the Master Fund’s valuation process. Valuations of Master Fund investments will be disclosed quarterly in reports filed with the SEC. See “Determination of Net Asset Value.”
Certain factors that may be considered in determining the fair value of the Master Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Due to this uncertainty, the Master Fund’s fair value determinations may cause the Master Fund’s NAV on a given date to materially understate or overstate the value that it may ultimately realize upon the sale of one or more of its investments.
The price the Master Fund pays for acquisitions of real property and the terms of its debt investments will be based on the Master Fund’s projections of market demand, occupancy and rental income, as well as on market factors, and the Master Fund’s return on its investment may be lower than expected if any of the Master Fund’s projections are inaccurate.
The price the Master Fund pays for real property investments and the terms of its debt investments will be based on the Master Fund’s projections of market demand, occupancy levels, rental income, the costs of any development, redevelopment or renovation of a property, borrower expertise and other factors. In addition, as the real estate market continues to strengthen with the improvement of the U.S. economy, the Master Fund will face increased competition, which may drive up prices for real estate assets or make loan origination terms less favorable to the Master Fund. If any of the Master Fund’s projections are inaccurate or it ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Master Fund’s investment may be lower than expected and could experience losses.
Risks Related to the Master Fund’s Financing Strategy
The Master Fund may be unable to obtain financing required to acquire or originate investments as contemplated in its business plan, which could compel it to restructure or abandon a particular acquisition or origination and harm its ability to make distributions.
The Master Fund expects to fund a portion of its investments with financing. The Master Fund’s business may be adversely affected by disruptions in the debt and equity capital markets and institutional lending market, including the lack of access to capital or prohibitively high costs of obtaining or replacing capital. Access to the capital markets and other sources of liquidity was severely disrupted during the credit crisis and, despite recent improvements, the markets could suffer another severe downturn and another liquidity crisis could emerge. There can be no assurance that any financing will be available to the Master Fund in the future on acceptable terms, if at all, or that it will be able to satisfy the conditions precedent required to use its credit facilities, if entered into, which could reduce the number, or alter the type, of investments that the Master Fund would make otherwise. This may reduce the Master Fund’s income. To the extent that financing proves to be unavailable when needed, the Master Fund may be compelled to modify its investment strategy to optimize the performance of the portfolio. Any failure to obtain financing could have a material adverse effect on the continued development or growth of the Master Fund’s business and harm the Master Fund’s ability to operate and make distributions.
The Master Fund may not successfully align the maturities of its liabilities with the maturities on its assets, which could harm the Master Fund’s operating results and financial condition.
The Master Fund’s general financing strategy is focused on the use of  “match-funded” structures. This means that the Master Fund will seek to align the maturities of its liabilities with the maturities on its assets in order to manage the risks of being forced to refinance its liabilities prior to the maturities of its assets. In addition, the Master Fund plans to match interest rates on its assets with like-kind borrowings, so fixed-rate investments are financed with fixed-rate borrowings and floating-rate assets are financed with floating-rate borrowings, directly or indirectly through the use of interest rate swaps, caps and other financial instruments or through a combination of these strategies. The Master Fund may fail to appropriately employ match-funded structures on favorable terms, or at all. The Master Fund may also determine not to pursue a fully match-funded strategy with respect to a portion of its financings for a variety of reasons. If the Master Fund fails to appropriately employ match-funded strategies or determines not to pursue such a strategy, its exposure to interest rate volatility and exposure to matching liabilities prior to the maturity of the corresponding asset may increase substantially which could harm the Master Fund’s operating results, liquidity and financial condition.
The Master Fund’s performance can be negatively affected by fluctuations in interest rates and shifts in the yield curve may cause losses.
The Master Fund’s financial performance will be influenced by changes in interest rates; in particular, such changes may affect the Master Fund’s CRE securities, floating-rate borrowings and CRE debt to the extent such debt does not float as a result of floors or otherwise. Changes in interest rates, including changes in expected interest rates or “yield curves,” affect the Master Fund’s business in a number of ways. Changes in the general level of interest rates can affect the Master Fund’s net interest income, which is the difference between the interest income earned on the Master Fund’s interest-earning assets and the interest expense incurred in connection with its interest-bearing borrowings and hedges. Changes in the level of interest rates also can affect, among other things, the Master Fund’s ability to acquire CRE securities, acquire or originate CRE debt at attractive prices and enter into hedging transactions. Interest rates are highly sensitive to many factors, including governmental monetary and tax policies, domestic and international economic and political conditions, and other factors beyond its control. The interest rate increase on December 16, 2015 by the U.S. Federal Reserve, the first such increase since 2006, to a range of 0.25% to 0.50% may impact the Master Fund as described above.
Interest rate changes may also impact the Master Fund’s net book value as CRE securities and hedge derivatives, if any, are marked to market each quarter. Generally, as interest rates increase, the value of the Master Fund’s fixed rate securities decreases, which will decrease the book value of the Master Fund’s equity.
Furthermore, shifts in the U.S. Treasury yield curve reflecting an increase in interest rates would also affect the yield required on the Master Fund’s CRE securities and therefore their value. For instance, increasing interest rates would reduce the value of the fixed rate assets the Master Fund holds at the time because the higher yields required by increased interest rates result in lower market prices on existing fixed rate assets in order to adjust the yield upward to meet the market and vice versa. This would have similar effects on the Master Fund’s CRE securities portfolio and the Master Fund’s financial position and operations as a change in interest rates generally.

In a period of rising interest rates, the Master Fund’s interest expense could increase while the interest it earns on its fixed-rate assets or LIBOR capped floating rate assets would not change, which would adversely affect the Master Fund’s profitability.
The Master Fund’s operating results will depend in large part on differences between the income from the Master Fund’s assets less its operating costs, reduced by any credit losses and financing costs. Income from the Master Fund’s assets may respond more slowly to interest rate fluctuations than the cost of its borrowings. Consequently, changes in interest rates, particularly short-term interest rates, may significantly influence the Master Fund’s net income. Increases in these rates may decrease the Master Fund’s net income and fair value of the Master Fund’s assets. Interest rate fluctuations resulting in the Master Fund’s interest expense exceeding the income from the Master Fund’s assets would result in operating losses for the Master Fund and may limit the Master Fund’s ability to make distributions. In addition, if the Master Fund needs to repay existing borrowings during periods of rising interest rates, it could be required to liquidate one or more of its investments at times that may not permit realization of the maximum return on those investments, which would adversely affect the Master Fund’s profitability.
Hedging against interest rate and currency exposure may adversely affect the Master Fund’s earnings, limit its gains or result in losses, which could adversely affect cash available for distribution.
The Master Fund may enter into swap, cap or floor agreements or pursue other interest rate or currency hedging strategies, to the extent permitted by the 1940 Act. The Master Fund’s hedging activity will vary in scope based on interest rate levels, currency exposure, the type of investments held and other changing market conditions. Interest rate and/or currency hedging may fail to protect or could adversely affect the Master Fund because, among other things:
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interest rate and/or currency hedging can be expensive, particularly during periods of rising and volatile interest rates;

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available interest rate and/or currency hedging may not correspond directly with the risk for which protection is sought;

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the duration of the hedge may not match the duration of the related liability or asset;

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the credit quality of the party owing money on the hedge may be downgraded to such an extent that it impairs the Master Fund’s ability to sell or assign its side of the hedging transaction;

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the counterparties with which the Master Fund trade may cease making markets and quoting prices in such instruments, which may render the Master Fund unable to enter into an offsetting transaction with respect to an open position;

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the party owing money in the hedging transaction may default on its obligation to pay; and

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the Master Fund may purchase a hedge that turns out not to be necessary, i.e., a hedge that is out of the money.

Any hedging activity the Master Fund engages in may adversely affect the Master Fund’s earnings, which could adversely affect cash available for distribution. Therefore, while the Master Fund may enter into such transactions to seek to reduce interest rate and/or currency risks, unanticipated changes in interest rates or exchange rates may result in poorer overall investment performance than if the Master Fund had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged or liabilities being hedged may vary materially. Moreover, for a variety of reasons, the Master Fund may not be able to establish a perfect correlation between hedging instruments and the investments being hedged. Any such imperfect correlation may prevent the Master Fund from achieving the intended hedge and expose it to risk of loss.
Hedging instruments often are not traded on regulated exchanges, guaranteed by an exchange or its clearinghouse or regulated by any U.S. or foreign governmental authorities and involve risks and costs.
The cost of using hedging instruments increases as the period covered by the instrument lengthens and during periods of rising and volatile interest rates. The Master Fund may increase its hedging activity and thus increase its hedging costs during periods when interest rates are volatile or rising and hedging costs have increased. In addition, hedging instruments involve risk since they often are not traded on regulated exchanges, guaranteed by an exchange or its clearing house, or regulated by any U.S. or foreign governmental authorities. Consequently, there are no regulatory or statutory requirements with respect to record keeping, financial responsibility or segregation of customer funds and positions. Furthermore, the enforceability of agreements underlying derivative transactions may depend on compliance with applicable statutory, commodity and other regulatory requirements and, depending on the identity of the counterparty, applicable international requirements. The business failure of a hedging counterparty with whom the Master Fund enters into a hedging transaction will most likely result in a default. Default by a party with whom the Master Fund enters into a hedging transaction may result in the loss of unrealized profits and force the Master Fund to cover its resale commitments, if any, at the then current market price. It may not always be possible to dispose of or close out a hedging position without the consent of the hedging counterparty and the Master Fund may not be able to enter into an offsetting contract in order to cover its risk. There can be no assurance that a liquid secondary market will exist for hedging instruments purchased or sold, and the Master Fund may be required to maintain a position until exercise or expiration, which could result in losses.
The Master Fund may use short-term borrowings to finance its investments and it may need to use such borrowings for extended periods of time to the extent it is unable to access long-term financing. This may expose the Master Fund to increased risks associated with decreases in the fair value of the underlying collateral, which could have an adverse impact on the Master Fund’s results of operations.
While the Master Fund expects to seek non-recourse, non-mark-to-market, long-term financing through securitization financing transactions or other structures, such financing may be unavailable to it on favorable terms or at all. Consequently, the Master Fund may be dependent on short-term financing arrangements that are not matched in duration to its financial assets. Short-term borrowing through repurchase arrangements, credit facilities and other types of borrowings may put the Master Fund’s assets and financial condition at risk. Any such short-term financing may also be recourse to the Master Fund, which will increase the risk of its investments. The Master Fund’s financing structures may economically resemble short-term, floating-rate financing and usually require the maintenance of specific loan-to-collateral value ratios and other covenants. In the event that the Master Fund is unable to meet the collateral obligations for its short-term financing arrangements, the Master Fund’s financial condition could deteriorate rapidly.
The Master Fund may use leverage in connection with its investments, which may increase the risk of loss associated with its investments.
The Master Fund may finance the origination and acquisition of a portion of its investments with credit facilities, securitization financing transactions and other term borrowings, which may include repurchase agreements. The use of leverage may substantially increase the risk of loss. The Master Fund’s ability to execute this strategy depends on various conditions in the financing markets that are beyond its control, including liquidity and credit spreads. The Master Fund may be unable to obtain financing on favorable terms or, with respect to its investments, on terms that parallel the maturities of the debt originated or acquired, if it is able to obtain financing at all. If this strategy will not be viable, the Master Fund will have to find alternative forms of long-term financing for its assets, as secured revolving credit facilities and repurchase agreements may not accommodate long-term financing. This could subject the Master Fund to more restrictive recourse borrowings and the risk that debt service on less efficient forms of financing would require a larger portion of the Master Fund’s cash flow, thereby reducing cash available for distribution to the Trust, for the Master Fund’s operations and for future business opportunities.
The Master Fund may also seek securitization financing transactions with respect to some of its investments but it may be unable to do so on favorable terms, if at all. If alternative financing is not available on favorable terms, or at all, the Master Fund may have to liquidate assets at unfavorable prices to pay off such financing. The return on the Master Fund’s investments and cash available for distribution may be reduced to the extent that changes in market conditions cause the cost of the Master Fund’s financing to increase relative to the earnings that it can derive from the assets it originates or acquires.
Short-term borrowing through repurchase agreements, credit facilities and other borrowings may put the Master Fund’s assets and financial condition at risk. Repurchase agreements economically resemble short-term, floating-rate financing and usually require the maintenance of specific loan-to-collateral value ratios. If the fair value of the assets subject to a repurchase agreement decline, the Master Fund may be required to provide additional collateral or make cash payments to maintain the loan-to-collateral value ratio. If the Master Fund is unable to provide such collateral or cash repayments, it may lose its economic interest in the underlying assets. Further, such borrowings may require the Master Fund to maintain a certain amount of cash reserves or to set aside unleveraged assets sufficient to maintain a specified liquidity position that would allow the Master Fund to satisfy its collateral obligations. These facilities may be restricted to financing certain types of assets, such as first mortgage loans, which could impact the Master Fund’s asset allocation. In addition, such short-term borrowing facilities may limit the length of time that any given asset may be used as eligible collateral. As a result, the Master Fund may not be able to leverage its assets as fully as it would choose, which could reduce the Master Fund’s return on assets. In the event that the Master Fund is unable to meet these collateral obligations, the Master Fund’s financial condition could deteriorate rapidly.
The 1940 Act will limit the extent to which the Master Fund may use borrowings and “uncovered” transactions that may give rise to a form of leverage.
The Master Fund anticipates using leverage, which will magnify investment, market and certain other risks. The Master Fund may use leverage directly at the Master Fund level which will create exposure to such leverage indirectly at the Trust level. While such implicit leverage will not constitute actual borrowing of the Trust for purposes of the 1940 Act, in an effort to mitigate the overall risk of leverage, the Trust does not intend to incur additional direct long-term leverage at the Trust level, but may use leverage for short-term purposes. Since the Trust generally may not withdraw from the Master Fund, the Trust’s level of implicit leverage from its indirect investment in the Master Fund cannot be controlled. This may constrain the Trust’s ability to utilize additional direct leverage at the Trust level. Leverage involves risks and special considerations for holders of the Shares, including the likelihood of greater volatility of net asset value and market price of the common shares of the Master Fund than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Master Fund may pay will reduce the return to shareholders or will result in fluctuations in the distributions paid on the common shares; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Master Fund were not leveraged; and when the Master Fund uses leverage, the management fee payable by the Master Fund to the Advisor will be higher than if the Master Fund did not use leverage.
As a closed-end investment company registered with the SEC, the Master Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Master Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, that may be considered senior securities under the 1940 Act. The Master Fund intends to cover its derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions and by offsetting derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Master Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Master Fund may not enter into any such transactions if the Master Fund’s borrowings would thereby exceed 33 1∕3% of its total assets, less all liabilities and indebtedness of the Master Fund not represented by senior securities. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. In addition, these segregation and coverage requirements could result in the Master Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.
In addition to any indebtedness incurred by the Master Fund, the special purpose vehicles that are wholly owned by the Master Fund or any subsidiary of the Master Fund, including the REIT Subsidiary, may also utilize leverage, including by mortgaging properties held by the special purpose vehicles, or by acquiring property with existing debt. Any such borrowings will generally be the sole obligation of each respective special purpose vehicle, without any recourse to any other special purpose vehicle, the REIT Subsidiary, the Master Fund, the Trust or its assets, and the Master Fund will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage unless the financial statements of the special purpose vehicle, or the subsidiary of the Master Fund that owns such special purpose vehicle, will be consolidated in accordance with Regulation S-X and other accounting rules. If cash flow is insufficient to pay principal and interest on a special purpose vehicle’s borrowings, a default could occur, ultimately resulting in foreclosure of any security instrument securing the debt and a complete loss of the investment, which could result in losses to the REIT Subsidiary and, therefore, to the Master Fund and the Trust.
To the extent that subsidiaries of the Master Fund, including the REIT Subsidiary, directly incur leverage in the form of debt (as opposed to non-recourse borrowings made through special purpose vehicles), the amount of such recourse leverage used by the Master Fund and such subsidiaries, including the REIT Subsidiary, will be consolidated and treated as senior securities for purposes of complying with the 1940 Act’s limitations on leverage by the Master Fund. Accordingly, it is the Master Fund’s present intention to utilize leverage through debt or borrowings in an amount not to exceed 33 1∕3% of the Master Fund’s total assets (i.e., maintain 300% asset coverage), less the amount of any direct debt or borrowing by subsidiaries of the Master Fund, including the REIT Subsidiary, if any. Because the REIT Subsidiary’s preferred shares represent a small amount of leverage by the REIT Subsidiary, such leverage will also be consolidated for purposes of complying with the 1940 Act’s limitations on the Master Fund’s ability to issue preferred shares.
Credit facilities may contain recourse obligations and any default could materially adversely affect the Master Fund’s business, liquidity and financial condition.
The Master Fund may finance certain of its CRE investments through the use of repurchase agreements with one or more financial institutions. Obligations under certain repurchase agreements could be recourse obligations to the Master Fund and any default thereunder could result in margin calls and further force a liquidation of assets at times when the pricing may be unfavorable to the Master Fund. The Master Fund’s default under such repurchase agreements could negatively impact the Master Fund’s business, liquidity and financial condition.
The Master Fund may enter into a variety of arrangements to finance its investments, which may require it to provide additional collateral and significantly impact the Master Fund’s liquidity position.
The Master Fund may use a variety of structures to finance its investments. To the extent these financing arrangements contain mark-to-market provisions, if the market value of the investments pledged by the Master Fund declines due to credit quality deterioration, it may be required by its lenders to provide additional collateral or pay down a portion of its borrowings. In a weakening economic environment, the Master Fund would generally expect credit quality and the value of the investment that serves as collateral for its financing arrangements to decline, and in such a scenario, it is likely that the terms of its financing arrangements would require partial repayment from it, which could be substantial. Posting additional collateral to support its financing arrangements could significantly reduce the Master Fund’s liquidity and limit its ability to leverage its assets. In the event the Master Fund does not have sufficient liquidity to meet such requirements, its lenders can accelerate its borrowings, which could have a material adverse effect on the Master Fund’s business and operations.
Lenders may require the Master Fund to enter into restrictive covenants relating to its operations, which could limit the Master Fund’s ability to make distributions.
When providing financing, a lender may impose restrictions on the Master Fund that affect its distribution and operating policies and its ability to incur additional borrowings. Financing arrangements that the Master Fund may enter into may contain covenants that limit its ability to further incur borrowings and restrict distributions to the Trust or that prohibit it from discontinuing insurance coverage or replacing the Advisor. Credit facilities the Master Fund may enter into may contain financial covenants, including a minimum unrestricted cash covenant. These or other limitations would decrease the Master Fund’s operating flexibility and its ability to achieve its operating objectives, including making distributions.

Risks Related to the Advisors and Their Affiliates
The Advisor and its affiliates, including the Master Fund’s officers and some of its trustees, will face conflicts of interest caused by compensation arrangements with the Master Fund and its affiliates, which could result in actions that are not in the best interests of the Shareholders of the Master Fund.
The Advisors and their affiliates will receive substantial fees, directly or indirectly, from the Master Fund in return for their services, and these fees could influence the advice provided to the Master Fund. Among other matters, the compensation arrangements could affect their judgment with respect to offerings of equity by the Master Fund, which allow the dealer manager to earn additional dealer manager fees and the Advisor to earn increased asset management fees. In addition, the decision to utilize leverage will increase the Master Fund’s assets and, as a result, will increase the amount of management fees payable to the Advisor and may increase the amount of income incentive fees payable to the Advisor. Additionally, employees of NorthStar may in the future have portions of their individual compensation arrangements tied to the performance of the Trust and/or the Master Fund. This may cause such individuals to recommend or approve riskier investments or rely more on leverage than would otherwise by the case.
The Master Fund may be obligated to pay the Advisor incentive compensation even if the Master Fund incurs a net loss due to a decline in the value of its portfolio.
The Master Fund Advisory Agreement entitles the Advisor to receive incentive compensation on income regardless of any capital losses. In such case, the Master Fund may be required to pay the Advisor incentive compensation for a fiscal quarter even if there is a decline in the value of the Master Fund’s portfolio or if the Master Fund incurs a net loss for that quarter.
Any incentive fee payable by the Master Fund that relates to its net investment income may be computed and paid on income that may include interest that has been accrued, but not yet received. If an investment defaults and was structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. The Advisor is not under any obligation to reimburse the Master Fund or the Trust for any part of the incentive fee it received that was based on accrued income that the Master Fund never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in the Master Fund paying a incentive fee on income it never received.
The management fee and incentive fee may induce the Advisors to make and recommend speculative investments or to incur leverage.
The incentive fee received directly or indirectly by the Advisors from the Master Fund may create an incentive for them to make investments on the Master Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to the Advisor is determined may encourage it to use leverage to increase the return on the Master Fund’s investments. In addition, the fact that the management fee is payable based upon the Master Fund’s gross assets, which would include any borrowings for investment purposes, may encourage the Advisors to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of the Master Fund Shares. Such a practice could result in the Master Fund investing in more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns, and which may reduce the amount of cash flow available for distribution by the Master Fund to the Trust.
The Advisors’ platform may not be as scalable as the Master Fund anticipates and the Master Fund could face difficulties growing its business without significant new investment in personnel and infrastructure.
If the Master Fund’s business grows substantially, the Advisors may need to make significant new investments in personnel and infrastructure to support that growth. The Advisors may be unable to make significant investments on a timely basis or at reasonable costs and its failure in this regard could disrupt the Trust and the Master Fund’s business and operations.
If the Advisors’ portfolio management systems are ineffective, the Master Fund may be exposed to material unanticipated losses.
The Advisors will refine their portfolio management techniques, strategies and assessment methods. However, the Advisors’ portfolio management techniques and strategies may not fully mitigate the risk exposure of the Master Fund’s operations in all economic or market environments, or against all types of risk, including risks that the Master Fund might fail to identify or anticipate. Any failures in the Advisors’ portfolio management techniques and strategies to accurately quantify such risk exposure could limit the Master Fund’s ability to manage risks in its operations or to seek adequate risk adjusted returns and could result in losses.
NorthStar is seeking potential strategic alternatives, which could result in a change in the ownership of the Advisor, the Co-Advisor and the dealer manager.
NorthStar, the parent of the Advisor, the Co-Advisor and the dealer manager, recently announced its exploration of strategic alternatives to maximize shareholder value for NorthStar’s shareholders. There is no assurance that this exploration will result in any transaction being announced or consummated. In addition, any value created for NorthStar’s shareholders may not result in the creation of value for the Shareholders and Master Fund Shareholders.
If NorthStar were to consummate a transaction that resulted in the transfer of a controlling block of securities of NorthStar, this would likely result in a deemed “assignment” of the Master Fund Advisory Agreement, the Trust Advisory Agreement, the Master Fund Co-Advisory Agreement and the Trust Co-Advisory Agreement. Consequently, the Board and Shareholders, and the Master Fund Board and Master Fund Shareholders, would need to vote to approve the continued engagement of Advisor, the Co-Advisor and the dealer manager following the change of control. There is no assurance the Board or Shareholders and/or the Master Fund Board and Master Fund Shareholders would grant such approval and the Trust and/or Master Fund may lose the benefits associated with Advisor, the Co-Advisor and/or the dealer manager. There is also no assurance the Trust and the Master Fund would be able to engage a replacement advisor, co-advisor or dealer manager that is suitable or at all, which could adversely affect the Trust and the Master Fund.
Risks Related to the Trust and the Master Fund
Any adverse changes in NorthStar’s or NorthStar Realty’s financial health, the public perception of NorthStar, or the Trust’s and the Master Fund’s relationship with NorthStar, NorthStar Realty or their affiliates could hinder the Master Fund’s operating performance and the return on the Shares.
The Master Fund will engage the Advisors to manage its operations and its portfolio of CRE debt, securities and select equity investments. The Master Fund’s ability to achieve its investment objectives and to pay distributions is dependent upon the performance of NorthStar and its affiliates as well as the investment professionals of NorthStar and its affiliates in the identification, origination or acquisition of investments, the determination of any financing arrangements, the management of the Master Fund’s assets and operation of its day-to-day activities.
Because NorthStar is publicly-traded, any negative reaction by the stock market reflected in its stock price or deterioration in the public perception of NorthStar could result in an adverse effect on fundraising in the offering and the Master Fund’s ability to acquire assets and obtain financing from third parties on favorable terms. Any adverse changes in NorthStar’s financial condition or the Trust’s and the Master Fund’s relationship with NorthStar could hinder the Advisors’ ability to successfully manage the Master Fund’s operations and its portfolio of investments. In addition, NorthStar Realty has agreed to purchase up to an aggregate of  $10.0 million in Master Fund Shares, of which $2.0 million will be contributed to the Master Fund as the Seed Capital Investment, under certain circumstances in which the Trust’s cash distributions exceed the Master Fund’s net investment income in order to provide additional cash to support distributions to Shareholders until the second anniversary of the date the Trust, or another investment company registered under the 1940 Act which has a principal investment strategy of investing substantially all of its assets in the Master Fund, first invests in the Master Fund. NorthStar Realty will have no obligation to extend the Distribution Support Agreement and may determine not to do so. If NorthStar Realty cannot satisfy this commitment to the Master Fund or otherwise breaches this commitment to the Master Fund, the Master Fund and, consequently, the Trust would not have this source of capital available to them and the Master Fund’s and Trust’s ability to pay distributions to Master Fund Shareholders and the Shareholders, respectively, would be adversely impacted.

The Trust and Master Fund are dependent upon the officers, directors and/or managers of NorthStar and its affiliates for their future success and upon the Advisors’ access to such individuals pursuant to the Staffing Agreements. If the Advisors were to lose access to these investment professionals, the Trust and Master Fund’s ability to achieve their investment objectives could be materially affected.
NorthStar and its affiliates may determine not to provide assistance, personnel support or other resources to the Advisors, the Trust or the Master Fund, which could impact the Trust’s and Master Fund’s ability to achieve its investment objectives and pay distributions. The Advisors, the Trust and the Master Fund rely on the personnel of NorthStar and its affiliates and other support for the purposes of originating, acquiring and managing the Trust’s and Master Fund’s investment portfolio. NorthStar, however, may determine not to provide assistance to the Advisors, the Trust or the Master Fund and terminate the Staffing Agreement. Consequently, if NorthStar and its professionals determine not to provide the Advisors, Trust or the Master Fund with any assistance or other resources and terminate the Staffing Agreements, the Trust and Master Fund may not achieve the same success that they would expect to achieve with such assistance, personnel support and resources.
The Advisors or their affiliates have no prior experience managing a registered closed-end management investment company or a RIC.
While members of the Advisors’ experienced senior management team of investment professionals have significant experience investing in the Master Fund’s target securities, the Advisors are new entities and have no investment advisory experience, including no experience managing a registered closed-end management investment company or a RIC. Therefore, the Advisors may not be able to successfully operate the Trust’s and Master Fund’s business or achieve their investment objectives. As a result, an investment in the Shares may entail more risk than the shares of a comparable company with a substantial operating history.
The 1940 Act and the Code impose numerous constraints on the operations of registered closed-end management investment companies and RICs that do not apply to the other types of investment vehicles. Moreover, qualification for RIC tax treatment under subchapter M of the Code requires satisfaction of source-of income, diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent the Trust or the Master Fund from qualifying as a RIC or could force the Trust or the Master Fund to pay unexpected taxes and penalties, which could be material. The Advisors’ and NorthStar’s and its affiliates’ lack of experience in managing a portfolio of assets under such constraints may hinder the Master Fund’s ability to take advantage of attractive investment opportunities and, as a result, achieve the Trust’s and the Master Fund’s investment objectives.
Neither the Trust nor the Master Fund own the NorthStar name, but will be granted a license by NorthStar to use the NorthStar name. Use of the name by other parties or the termination of this license may materially adversely affect the Master Fund’s business, financial condition and results of operations and the ability to make distributions.
Pursuant to the Trust Advisory Agreement and the Master Fund Advisory Agreement, respectively, the Trust and the Master Fund will be granted a non-exclusive, royalty-free license to use the name “NorthStar.” Under these licenses, the Trust and the Master Fund each will have a right to use the “NorthStar” name as long as the Advisor continues to advise the Trust and the Master Fund, respectively. NorthStar will retain the right to continue using the “NorthStar” name. The Trust and the Master Fund will be unable to preclude NorthStar from licensing or transferring the ownership of the “NorthStar” name to third parties, some of whom may compete against the Master Fund. Consequently, the Trust and the Master Fund will be unable to prevent any damage to the goodwill associated with their names that may occur as a result of the activities of NorthStar or others related to the use of the name. Furthermore, in the event the license is terminated, the Trust and the Master Fund will be required to change their names and cease using the “NorthStar” name. Furthermore, “NorthStar” is commonly used and NorthStar’s right to use the name could be challenged, which could be expensive and disruptive with an uncertain outcome. Any of these events could disrupt the Trust’s and Fund’s recognition in the market place, damage any goodwill they may have generated and may materially adversely affect their business, financial condition and results of operations and their ability to make distributions.

A Shareholder may be more likely to sustain a loss on his, her or its investment because NorthStar does not have as strong an economic incentive to avoid losses as do sponsors who have made significant equity investments in their companies.
NorthStar and its affiliates have only invested $          in the Trust. Therefore, if the Trust is successful in raising enough proceeds to be able to reimburse NorthStar for the Trust’s organization and offering costs, NorthStar will have limited exposure to loss in the value of the Shares. Without this exposure, a Shareholder may be at a greater risk of loss because NorthStar does not have as much to lose from a decrease in the value of the Shares as do those sponsors who make more significant equity investments in their companies.
The Master Fund will be highly dependent on information systems and systems failures could significantly disrupt its business.
As a diversified CRE company, the Master Fund’s business will be highly dependent on information technology systems, including systems provided by the Advisor and third parties for which the Master Fund has no control. Any failure or interruption of the Master Fund’s systems could cause delays or other problems in its activities, which could have a material adverse effect on the Master Fund’s financial performance. Potential sources for disruption, damage or failure of the Master Fund’s information technology systems include, without limitation, computer viruses, security breaches, human error, cyber attacks, natural disasters and defects in design.
The use of estimates and valuations may be different from actual results, which could have a material effect on the Master Fund’s consolidated financial statements.
The Master Fund and Master Fund Board will make various estimates that affect reported amounts and disclosures. Broadly, those estimates will be used in measuring the fair value of certain financial instruments, establishing provision for loan losses and potential litigation liability. Market volatility may make it difficult to determine the fair value for certain of the Master Fund’s assets and liabilities. Subsequent valuations, in light of factors then prevailing, may result in significant changes in the values of these financial instruments in future periods. In addition, at the time of any sales and settlements of these assets and liabilities, the price the Master Fund ultimately realizes will depend on the demand and liquidity in the market at that time for that particular type of asset and may be materially lower than its estimate of the current fair value. Estimates are based on available information and judgment. Therefore, actual values and results could differ from the Master Fund’s and Master Fund Board’s estimates and that difference could have a material adverse effect on the Master Fund’s consolidated financial statements.
The Trust’s distribution policies are subject to change.
The Trust expects to pay distributions to Shareholders using distributions received from the Master Fund, net of any Trust operating expenses. The Master Fund Board will determine an appropriate distribution on Master Fund Shares based upon numerous factors, including a targeted distribution rate, RIC qualification requirements, the amount of cash flow generated from operations, availability of existing cash balances, the Master Fund’s borrowing capacity under any credit agreements, access to cash in the capital markets and other financing sources, the Master Fund’s view of its ability to realize gains in the future through appreciation in the value of its assets, general economic conditions and economic conditions that more specifically impact the Master Fund’s business or prospects. Distribution levels are subject to adjustment based upon any one or more of the risk factors set forth in this prospectus, as well as other factors that the Master Fund Board may, from time-to-time, deem relevant to consider when determining an appropriate distribution.
The Master Fund may not be able to make distributions.
The Master Fund’s ability to generate income and to make distributions may be adversely affected by the risks described in this prospectus and any document filed with the SEC under the Exchange Act. All distributions will be made at the discretion of the Master Fund Board, subject to applicable law, and depend on the Master Fund’s earnings, its financial condition, maintenance of its RIC qualification and such other factors as the Master Fund Board may deem relevant from time-to-time. The Master Fund may not be able to make any distributions.

If the fiduciaries fail to meet the fiduciary and other standards under the Employment Retirement Income Security Act, or ERISA, or the Code, as a result of an investment in the Shares, they could be subject to criminal and civil penalties.
Special considerations apply to the purchase of Shares by employee benefit plans subject to the fiduciary rules of Title I of the ERISA, including pension or profit sharing plans and entities that hold assets of such plans, or ERISA Plans, and plans and accounts that are not subject to ERISA, but are subject to the prohibited transaction rules of Section 4975 of the Code, including IRAs, Keogh Plans, and medical savings accounts (collectively, we refer to ERISA Plans and plans subject to Section 4975 of the Code as “Benefit Plans”). Each fiduciary or other person responsible for the investment of the assets of a Benefit Plan should consult with their own counsel and satisfy themselves that:
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the investment is consistent with the fiduciary obligations under ERISA and the Code or any other applicable governing authority in the case of a government plan;

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the investment is made in accordance with the documents and instruments governing the Benefit Plan;

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the investment satisfies the prudence and diversification requirements of Sections 404(a)(1)(B) and 404(a)(1)(C) of ERISA, if applicable, and other applicable provisions of ERISA and the Code;

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the investment will not impair the liquidity of the Benefit Plan;

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the investment will not unintentionally produce unrelated business taxable income for the Benefit Plan;

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the investor will be able to value the assets of the Benefit Plan annually in accordance with the applicable provisions of ERISA and the Code; and

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the investment will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

Fiduciaries may be held personally liable under ERISA for losses as a result of failure to satisfy the fiduciary standards of conduct and other applicable requirements of ERISA. In addition, if an investment in the Shares constitutes a non-exempt prohibited transaction under ERISA or the Code, the fiduciary of the Benefit Plan who authorized or directed the investment may be subject to imposition of excise taxes with respect to the amount invested and an IRA investment in the Shares may lose its tax-exempt status.
Governmental plans, church plans and foreign plans that are not subject to ERISA or the prohibited transaction rules of the Code, may be subject to similar restrictions under other laws. Plan fiduciaries making an investment in our shares on behalf of such a plan should satisfy themselves that an investment in the Shares satisfies both applicable law and is permitted by the governing plan documents.
Because the Trust is registered an as investment company under the 1940 Act, the underlying assets of the Trust should not be considered to be “plan assets” of any Benefit Plan investing in the Trust for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, none of the Trust, the Master Fund or the Advisor should be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any Benefit Plan that becomes a Shareholder, solely as a result of the Benefit Plan’s investment in the Trust.
Because the dealer manager is one of the Advisors’ affiliates, Shareholders will not have the benefit of an independent due diligence review of the Master Fund and the Trust, which is customarily performed in underwritten offerings. The absence of an independent due diligence review increases the risks and uncertainty an investor faces as a Shareholder.
The dealer manager is an affiliate of the Advisors. Because the dealer manager is an affiliate of the Advisors, its due diligence review and investigation of the Trust and the Master Fund for this offering cannot be considered to be an independent review. Therefore, an investor does not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in a public securities offering.

Payment of fees to the Advisors and their affiliates will reduce cash available for investment and distribution and will increase the risk that a Shareholder will not be able to recover the amount of its investment in the Shares.
The Advisors and their affiliates will perform services for the Master Fund in connection with the selection, acquisition, origination, management and administration of its investments. The Master Fund will pay them substantial fees for these services, which will result in immediate dilution to the value of the Shares and will reduce the value of cash available for investment or distribution. The Master Fund may increase the compensation it pays to the Advisor subject to approval by the Master Fund Board and other limitations in the Master Fund’s declaration of trust, which would further dilute an investment in the Shares and the amount of cash available for investment or distribution.
Therefore, these fees increase the risk that the amount available for distribution upon a liquidation of the Master Fund’s portfolio would be less than the purchase price of the Shares in this offering. These substantial fees and other payments also increase the risk that the Trust will not be able to resell its Master Fund Shares at a profit, even if the Master Fund Shares are listed on a national securities exchange.
The Advisors may not be successful, or there may be delays, in locating suitable investments, which could limit the Master Fund’s ability to make distributions and lower the overall return on the Shares.
The Master Fund will rely upon the Advisors or their affiliates, which will use NorthStar’s investment professionals, including David T. Hamamoto, Albert Tylis, Daniel R. Gilbert, Debra A. Hess and Ronald J. Lieberman to identify suitable investments. The other Managed Companies also rely on David T. Hamamoto, Albert Tylis, Daniel R. Gilbert, Debra A. Hess and Ronald J. Lieberman for investment opportunities. The Advisors may not be successful in locating suitable investments on financially attractive terms, and the Master Fund may not achieve its objectives. If the Master Fund, through the Advisors, is unable to find suitable investments promptly, the Master Fund may hold the proceeds from the offering in an interest-bearing account or invest the proceeds in short-term assets. The Master Fund expects that the income it earns on these temporary investments will not be substantial. Further, the Master Fund may use the principal amount of these investments, and any returns generated on these investments, to pay for fees and expenses in connection with the Master Fund’s operation and with distributions. Therefore, delays in investing proceeds the Master Fund’s receives from the amounts raised by the Trust from this offering could impact the Master Fund’s ability to generate cash flow for distributions or to achieve its investment objectives.
The Advisors may acquire assets where the returns are substantially below expectations or which result in net losses. In the event the Master Fund is unable to timely locate suitable investments, the Master Fund may be unable or limited in its ability to pay distributions and the Master Fund may not be able to meet its investment objectives. The Advisors’ or their affiliates’ investment professionals, face competing demands upon their time, including in instances when the Master Fund has capital ready for investment and consequently the Master Fund may face delays in execution. Further, the more money the Trust raises in this offering, the more difficult it is for the Master Fund to invest the net offering proceeds promptly and on attractive terms. Therefore, the large size of the offering increases the risk of delays in investing the net offering proceeds. Delays the Master Fund encounters in the selection and origination or acquisition of investments would likely limit its ability to pay distributions and lower overall returns.
The Master Fund’s ability to achieve its investment objectives and to pay distributions will depend in substantial part upon the performance of the Advisor and third-party servicers.
The Master Fund’s ability to achieve its investment objectives and to pay distributions will depend in substantial part upon the performance of the Advisor in the origination and acquisition of the Master Fund’s investments, including the determination of any financing arrangements, as well as the performance of the third-party servicers of the Master Fund’s real estate debt investments. Shareholders must rely entirely on the management abilities of the Advisor and the oversight of the Master Fund Board, along with those of the third-party servicers. There is no assurance that the Master Fund’s investment allocation policy will successfully eliminate the impact of any conflicts of interests among the Master Fund and other Managed Companies. If the Advisor performs poorly and as a result is unable to originate and acquire the

Master Fund’s investments successfully, the Master Fund may be unable to achieve its investment objectives or to pay distributions at presently contemplated levels, if at all. Similarly, if the third-party servicers perform poorly, the Master Fund may be unable to realize all cash flow associated with its real estate debt investments.
If the Trust raises substantial offering proceeds in a short period of time, the Master Fund may not be able to invest all of the offering proceeds promptly, which may cause distributions and investment returns to be lower than they otherwise would be.
The more Shares the Trust sells in this offering, the greater the Master Fund’s challenge is to invest all of the net offering proceeds. The large size of the offering increases the risk of delays in investing the net proceeds promptly and on attractive terms. Pending investment, the net proceeds of the offering may be invested in permitted temporary investments, which include short-term U.S. Government securities, bank certificates of deposit and other short-term liquid investments. The rate of return on these investments, which affects the amount of cash available to make distributions, has fluctuated in recent years and most likely will be less than the return obtainable from the type of investments in the real estate industry the Master Fund seeks to originate or acquire. Therefore, delays the Master Fund encounters in the selection, due diligence and origination or acquisition of investments would likely limit its ability to pay distributions and lower overall returns.
Because the Master Fund will be dependent upon the Advisors and their affiliates to conduct its operations and the Trust will also be dependent upon the dealer manager and its affiliates to raise capital, any adverse changes in the financial health of these entities or the Trust’s or the Master Fund’s relationship with them could hinder the Master Fund’s operating performance and the return on investment.
The Master Fund will be dependent on the Advisors and their affiliates to manage its operations and its portfolio and the Trust will also be dependent upon the dealer manager and its affiliates to raise capital. The Advisors and their affiliates, as applicable, depend upon the fees and other compensation or reimbursement of costs that they receive from the Master Fund and other Managed Companies in connection with the origination, acquisition, management and sale of assets to conduct their operations. The dealer manager also depends upon the fees that it will receive from the Trust in connection with this offering. Any adverse changes in the financial condition of the Advisors or their affiliates or the Trust’s relationship with the dealer manager or its affiliates could hinder their ability to successfully support the Master Fund’s business and growth, which could have a material adverse effect on the Master Fund’s financial condition and results of operations.
The Master Fund will depend on third-party contractors and vendors and the Master Fund’s results of operations and the success of the offering could suffer if its third-party contractors and vendors fail to perform or if the Master Fund fails to manage them properly.
The Master Fund will use third-party contractors and vendors including, but not limited to, its external legal counsel, auditors, compliance firms, research firms, property managers, appraisers, insurance brokers, environmental engineering consultants, construction consultants, financial printers, proxy solicitation firms and transfer agent. If the Master Fund’s third-party contractors and vendors fail to successfully perform the tasks for which they have been engaged to complete, either as a result of their own negligence or fault, or due to the Master Fund’s failure to properly supervise any such contractors or vendors, it could incur liabilities as a result and the Master Fund’s results of operations and financial condition could be negatively impacted.
Risks Related to Conflicts of Interest
The Advisors and certain of their affiliates may experience conflicts of interest in connection with the management of the Master Fund, which could hinder the Master Fund’s ability to implement its business strategy and to generate returns to Shareholders.
The Advisors and certain of their affiliates may experience conflicts of interest in connection with the management of the Master Fund, including, but not limited to: the allocation of time and resources of the Advisors and their affiliates and members of the investment committee between the Master Fund and other investment activities, including relating to the Managed Companies; compensation payable by the Master Fund to the Advisors and their affiliates; competition with certain affiliates of the Advisors and the Managed Companies for investment opportunities; the due diligence review of the Master Fund and the Trust by NorthStar Securities, which is an affiliate of the Advisors; NorthStar Securities’ conflict in selling a number of public offerings, simultaneously with the Trust’s, for issuers whose business may be competitive; differing recommendations given by the Advisor to the Master Fund versus other clients; restrictions on the Advisors’ existing business relationships or use of material non-public information with respect to potential investments by the Master Fund; and the formation of additional investment funds or entrance into other investment banking, advisory, investment advisory, and other relationships by the Advisors or their affiliates.
The Master Fund’s executive officers and the key investment professionals of the Advisors and their affiliates, including members of the Advisors’ investment committees, who will perform services for the Master Fund may also be executive officers, directors and managers of the Advisors and their affiliates. As a result, they owe duties to each of these entities, their members and limited partners and investors, which duties may from time-to-time conflict with the fiduciary duties that they owe to the Master Fund and the Master Fund Shareholders. In addition, NorthStar may grant equity interests in the Advisors to certain management personnel performing services for the Advisors. The loyalties of these individuals to other entities and investors could result in action or inaction that is detrimental to the Master Fund’s business, which could result in less effective execution of the Master Fund’s business plan and harm its investment opportunities. If the Master Fund does not successfully implement its business strategy, the Master Fund may be unable to generate the cash needed to make distributions and to maintain or increase the value of its assets. See “Conflicts of Interest.”
In addition to the fees the Master Fund will pay to the Advisors, the Master Fund will reimburse the Advisors for costs and expenses incurred on its behalf, including indirect personnel and employment costs of the Advisors and their affiliates and these costs and expenses may be substantial.
The Master Fund will pay the Advisors substantial fees for the services they provide to it and the Master Fund will also have an obligation to reimburse the Advisors for costs and expenses they incur and pay on its behalf. Subject to certain limitations and exceptions, the Master Fund will reimburse the Advisors for both direct expenses as well as indirect costs, including personnel and employment costs of the Advisors. The costs and expenses the Advisors incur on the Master Fund’s behalf, including the compensatory costs incurred by the Advisors and their affiliates can be substantial. There are conflicts of interest that arise when the Advisors make allocation determinations. The Advisors could allocate costs and expenses to the Master Fund in excess of what they anticipate and such costs and expenses could have an adverse effect on the Master Fund’s financial performance and ability to make cash distributions.
The Advisors will face conflicts of interest relating to performing services on the Master Fund’s behalf and such conflicts may not be resolved in the Master Fund’s favor, meaning that the Master Fund could invest in less attractive assets, which could limit its ability to make distributions and reduce Shareholders’ overall investment.
The Master Fund will rely on the Advisors or their affiliates’ investment professionals to identify suitable investment opportunities for the Master Fund as well as the other Managed Companies. The Master Fund’s investment strategy may be similar to that of, and may overlap with, the investment strategies of the other Managed Companies, managed, advised or sub-advised by the Advisors and their affiliates, which collectively are referred to as NorthStar. Certain of the Managed Companies, including the Master Fund, as well as other companies, funds or vehicles that may be co-sponsored, co-branded and co-founded by, or subject to a strategic relationship between, NorthStar or one of its affiliates, on the one hand, and a strategic or joint venture partner of NorthStar, or a partner, on the other, which are referred to collectively as the Strategic Vehicles. Therefore, many investment opportunities sourced by NorthStar or one or more of the partners that are suitable for the Master Fund may also be suitable for other Managed Companies and/or Strategic Vehicles.
NorthStar may allocate investment opportunities sourced by a partner directly to the associated Strategic Vehicle or, as applicable, among multiple associated Strategic Vehicles on a rotating basis, which is referred to as a Special Allocation. For all investment opportunities other than Special Allocations,

NorthStar will allocate, in its sole discretion, each investment opportunity to one or more of the Managed Companies, including the Master Fund, and, as applicable, Strategic Vehicles or NorthStar, for which such investment opportunity is most suitable. When determining the entity for which an investment opportunity would be the most suitable, the factors that NorthStar may consider include, without limitation, the following:
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investment objectives, strategy and criteria;

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cash requirements;

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effect of the investment on the diversification of the portfolio, including by geography, size of investment, type of investment and risk of investment;

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leverage policy and the availability of financing for the investment by each entity;

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anticipated cash flow of the asset to be acquired;

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income tax effects of the purchase;

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the size of the investment;

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the amount of funds available;

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cost of capital;

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risk return profiles;

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targeted distribution rates;

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anticipated future pipeline of suitable investments;

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the expected holding period of the investment and the remaining term of the Managed Company, if applicable;

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affiliate and/or related party considerations; and

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whether a Strategic Vehicle has received a Special Allocation.

If, after consideration of the relevant factors, NorthStar determines that an investment is equally suitable for more than one company, the investment will be allocated on a rotating basis. If, after an investment has been allocated to a particular company, including the Master Fund, a subsequent event or development, such as delays in structuring or closing on the investment, makes it, in the opinion of NorthStar, more appropriate for a different entity to fund the investment, NorthStar may determine to place the investment with the more appropriate entity while still giving credit to the original allocation. In certain situations, NorthStar may determine to allow more than one Managed Company, including the Master Fund, a Strategic Vehicle and/or NorthStar to co-invest in a particular investment. In discharging its duties under this allocation policy, NorthStar will endeavor to allocate all investment opportunities among the Managed Companies, the Strategic Vehicles and NorthStar in a manner that is fair and equitable over time.
While these are the current procedures for allocating investment opportunities, NorthStar may sponsor or co-sponsor, co-brand or co-found additional investment vehicles in the future and, in connection with the creation of such investment vehicles or otherwise, NorthStar may revise the investment allocation policy. The result of such a revision to the investment allocation policy may, among other things, be to increase the number of parties who have the right to participate in investment opportunities sourced by NorthStar and/or its partners, thereby reducing the number of investment opportunities available to the Master Fund. Changes to the allocation policy that could adversely impact the allocation of investment opportunities to the Master Fund in any material respect may be proposed by NorthStar and must be approved by the Master Fund Board. In the event that NorthStar adopts a revised allocation policy that materially impacts the Master Fund’s business, the Trust will disclose this information in the reports it files publicly with the SEC, as appropriate.

The decision of how any potential investment should be allocated among the Master Fund and other Managed Companies for which such investment may be most suitable may, in many cases, be a matter of highly subjective judgment which will be made by NorthStar in its sole discretion. Shareholders may not agree with the determination and such determination could have an adverse effect on the Master Fund’s investment strategy. The Master Fund’s right to participate in the investment allocation process described above will terminate once it is no longer advised by the Advisor or an affiliate of NorthStar.
The dealer manager may distribute future NorthStar-sponsored programs or other offerings during the Trust’s offering, and may face potential conflicts of interest arising from competition among the Trust and these other programs for investors and investment capital and such conflicts may not be resolved in the Trust’s favor.
The dealer manager, NorthStar Securities, does and may in the future act as the dealer manager for other Managed Companies, such as NorthStar Healthcare, NorthStar Income II and NorthStar/RXR, which are currently in the process of offering shares. In addition, future NorthStar-sponsored programs may seek to raise capital through public offerings conducted concurrently with the Trust’s offering. The dealer manager could also act as the dealer manager of offerings not sponsored by NorthStar. As a result, the dealer manager may face conflicts of interest arising from potential competition with these other programs for investors and investment capital. Such conflicts may not be resolved in the Trust’s favor and an investor will not have the opportunity to evaluate the manner in which these conflicts of interest are resolved before or after making his, her or its investment.
Risks Related to Regulatory Matters, the Trust’s and the Master Fund’s RIC Tax Status and the REIT Subsidiary’s REIT Status
The Trust and the Master Fund will be subject to substantial regulation, numerous contractual obligations and extensive internal policies and failure to comply with these matters could have a material adverse effect on the Trust’s and the Master Fund’s business, financial condition and results of operations.
The Trust, the Master Fund and any of their subsidiaries will be subject to substantial regulation, numerous contractual obligations and extensive internal policies. Given the organizational structure, the Trust and the Master Fund will be subject to regulation by the SEC, the Internal Revenue Service, or the IRS, and other governmental bodies and agencies. These regulations are extensive, complex and require substantial management time and attention. If the Trust and/or the Master Fund fail to comply with any of the regulations that apply to their businesses, the Trust and the Master Fund, as applicable, could be subjected to extensive investigations as well as substantial penalties and its business and operations could be materially adversely affected. The Trust’s and the Master Fund’s lack of compliance with applicable law could result in, among other penalties, the Master Fund’s ineligibility to contract with and receive revenue from the federal government or other governmental authorities and agencies. The Master Fund also expects to have numerous contractual obligations that it must adhere to on a continuous basis to operate its business, the default of which could have a material adverse effect on the Master Fund’s business and financial condition. The Trust’s and the Master Fund’s internal policies may not be effective in all regards and, further, if the Trust and the Master Fund fail to comply with their internal policies, they could be subjected to additional risk and liability.
The impact of financial reform legislation on the Master Fund and the Trust is uncertain.
The passage of the Dodd-Frank Act has resulted in extensive rulemaking and regulatory changes that may affect the Trust and the financial industry as a whole, many of its provisions remain subject to extended implementation periods and delayed effective dates and will require extensive rulemaking by regulatory authorities. While the full impact of the Dodd-Frank Act on the Trust, the Master Fund and the Master Fund’s investments may not be known for an extended period of time, the Dodd-Frank Act, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the Trust, the Master Fund or their cash flows or financial condition, impose additional costs on the Master Fund’s investments, intensify the regulatory supervision of the Master Fund’s investments or otherwise adversely affect the Trust or the Master Fund.

Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank credit extension could negatively impact the Trust or the Master Fund, impose additional costs on the Trust or the Master Fund, intensify the regulatory supervision, or otherwise adversely affect the Trust or the Master Fund’s businesses.
The Master Fund’s ability to enter into transactions with its affiliates will be restricted.
The Master Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without relying on an available exemption or the prior approval of the SEC. For purposes of the 1940 Act, the following persons will be considered an affiliate of the Master Fund and the Master Fund will generally be prohibited from buying any securities from or selling any securities to such affiliate: (i) any person that owns, directly or indirectly, 5% or more of the Master Fund’s outstanding voting securities; (ii) any person that owns, directly or indirectly, 5% of the outstanding voting securities of the Advisor or Co-Advisor; or (iii) any person in which the Advisor, the Co-Advisor or a person controlling or under common control with the Advisor or Co-Advisor owns, directly or indirectly, 5% of such person’s voting securities. The 1940 Act also prohibits certain “joint” transactions with certain of the Master Fund’s affiliates, which could include investments in the same CRE debt, select equity and/or securities investments, without the prior approval of the SEC. If a person, directly or indirectly, holds more than 5% of the voting securities of the Master Fund, the Advisor or the Co-Advisor, or is under common control with the Master Fund, the Advisor or the Co-Advisor, the Master Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into “joint” transactions with such person, absent an available exemption or the prior approval of the SEC. Similar restrictions limit the Master Fund’s ability to transact business with its officers or trustees or their affiliates.
In addition, the Master Fund will not be permitted to co-invest with certain entities affiliated with or managed by the Advisors in transactions originated by the Advisors or their affiliates unless it first obtains an exemptive order from the SEC or co-invests alongside the Advisors or their affiliates in accordance with existing regulatory guidance and the allocation policies of the Advisors and their affiliates, as applicable. The Master Fund currently intends to rely on the exemptive application filed by certain entities affiliated with or managed by the Advisors or their affiliates that seek relief from the SEC to engage in certain types of co-investment transactions. However, there can be no assurance that the entities affiliated with the Advisors will obtain such exemptive relief or that Master Fund and the Advisors will be able to rely on such exemptive relief. Until any such relief is granted, the Master Fund may co-invest with the Advisors and their affiliates only in accordance with existing regulatory guidance and applicable allocation policies, which would reduce the amount of transactions in which the Master Fund can participate and make it more difficult for it to implement its investment objectives. Until exemptive relief is obtained, the Master Fund will be unable to participate in certain transactions with the Advisors and their affiliates, including funds or other investment ventures with similar investment strategies as the Master Fund.
In addition, entering into certain transactions that are not deemed “joint” transactions (for purposes of the 1940 Act and relevant guidance from the SEC) may potentially lead to joint transactions within the meaning of the 1940 Act in the future. This may be the case, for example, with issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Master Fund and its affiliates. In some cases, to avoid the potential of future joint transactions, the Advisors may avoid allocating an investment opportunity to the Master Fund that they would otherwise allocate, subject to each of the Advisors’ then-current allocation policies and any applicable exemptive orders, and to the Advisors’ obligations to allocate opportunities in a fair and equitable manner consistent with their fiduciary duties owed to the Master Fund and other accounts advised by the Advisors, if any, and policies related to approval of investments.
The Advisors will be subject to extensive regulation, including as investment advisers in the United States and, in the case of the Advisor, as a fund services business in Bermuda, which could adversely affect their ability to manage the Trust’s business.
Certain of NorthStar’s affiliates, including the Advisors, will be subject to regulation as an investment adviser and/or fund manager by various regulatory authorities that are charged with protecting the interests of the Advisor’s Managed Companies, including the Trust and the Master Fund. Instances of criminal activity and fraud by participants in the investment management industry and disclosures of trading and other abuses by participants in the financial services industry have led the U.S. Government and regulators in foreign jurisdictions to consider increasing the rules and regulations governing, and oversight of, the financial system. This activity is expected to result in continued changes to the laws and regulations governing the investment management industry and more aggressive enforcement of the existing laws and regulations. The Advisors could be subject to civil liability, criminal liability, or sanction, including revocation of their registration as investment advisers in the United States or, in the case of the Advisor, its registration as a fund services business in Bermuda, revocation of the licenses of its employees, censures, fines or temporary suspension or permanent bar from conducting business if it is found to have violated any of these laws or regulations. Any such liability or sanction could adversely affect its ability to manage the Trust’s or the Master Fund’s business.
The Advisors must continually address conflicts between their interests and those of its managed companies, including the Trust and the Master Fund. In addition, the SEC, the Bermuda Monetary Authority and other regulators have increased their scrutiny of potential conflicts of interest. However, appropriately dealing with conflicts of interest is complex and difficult and if the Advisors fail, or appears to fail, to deal appropriately with conflicts of interest, it could face litigation or regulatory proceedings or penalties, any of which could adversely affect its ability to manage the Trust’s or the Master Fund’s business.
Certain provisions of the Trust’s organizational documents and certain statutes may limit the ability of a third party to acquire control of the Trust.
The Trust’s declaration of trust and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire the Trust. The Board may, without Shareholder action, authorize the issuance of Shares in one or more classes or series, including preferred shares, and the Board may, without Shareholder action, amend the Trust’s declaration of trust. These anti-takeover provisions may inhibit a change of control in circumstances that could give the Shareholders the opportunity to realize a premium over the value of the Shares.
The Trust’s and the Master Fund’s failure to qualify as a RIC would subject the Trust and the Master Fund to U.S. federal income tax and reduce cash available for distribution.
The Trust and the Master Fund intend to operate in a manner so as to qualify as a RIC under Subchapter M of the Code for U.S. federal income tax purposes. Qualification as a RIC involves the application of highly technical and complex Code provisions for which only a limited number of judicial and administrative interpretations exist. Even an inadvertent or technical mistake could jeopardize the Trust’s and the Master Fund’s RIC status. The Trust’s and the Master Fund’s qualification as a RIC will depend on their satisfaction of certain asset, income, distribution, and other requirements on a continuing basis. Moreover, new tax legislation, administrative guidance or court decisions, in each instance potentially with retroactive effect, could make it more difficult or impossible for the Trust and the Master Fund to continue to qualify as a RIC. If the Trust and/or the Master Fund fail to qualify as a RIC in any taxable year, the Trust and/or the Master Fund would be subject to U.S. federal and applicable state and local income tax on their taxable income at corporate rates, in which case the Trust and/or the Master Fund might be required to borrow or liquidate some of its investments in order to pay the applicable tax. Losing RIC status would reduce the Trust’s and the Master Fund’s net income available for investment or distribution because of the additional tax liability. In addition, distributions to Shareholders would no longer qualify for the dividends-paid deduction and the Trust and the Master Fund would no longer be required to make distributions. For a discussion of the RIC qualifications tests and other considerations relating to the Trust’s and the Master Fund’s elections to be taxed as a RIC, see “U.S. Federal Income Tax Considerations.”
Complying with RIC requirements may force the Trust and/or the Master Fund to borrow funds to make distributions to their shareholders or otherwise depend on external sources of capital to fund such distributions.
To qualify for and maintain RIC tax treatment, each of the Trust and the Master Fund must distribute on a timely basis with respect to each tax year dividends of an amount at least equal to the sum of 90% of its “investment company taxable income,” determined without regard to any deduction for dividends paid, and its net tax-exempt interest income for such tax year. If the Trust and the Master Fund qualify as RICs and satisfy this distribution requirement, the Trust and the Master Fund generally will not be subject to U.S. federal income tax on their “investment company taxable income” and net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that they distribute (including amounts that are reinvested pursuant to the DRP and the Master Fund’s distribution reinvestment plan, as applicable). Any taxable income, including any net capital gains that the Trust and the Master Fund do not distribute in a timely manner, would be subject to U.S. federal income tax at regular corporate rates.
Furthermore, the Trust and the Master Fund would be subject to a 4% U.S. federal excise tax if the actual amount that they distribute to their shareholders in a calendar year is less than a minimum amount specified under U.S. federal tax laws. From time-to-time, the Trust and the Master Fund may generate taxable income greater than its net income for U.S. GAAP, due to among other things, amortization of capitalized purchase premiums, fair value adjustments and reserves. In addition, the Trust’s and the Master Fund’s taxable income may be greater than its cash flow available for distribution as a result of, among other things, the Master Fund’s investments in assets that generate taxable income in advance of the corresponding cash flow from the assets.
If the Trust and the Master Fund do not have other funds available in the situations described in the preceding paragraphs, they could be required to borrow funds on unfavorable terms, sell investments at disadvantageous prices or find another alternative source of funds to make distributions sufficient to enable them to distribute enough of their taxable income to satisfy the RIC distribution requirement and to avoid corporate income tax and the 4% excise tax in a particular year. These alternatives could increase the Trust’s and the Master Fund’s costs or reduce their equity.
Because of the distribution requirement, it is unlikely that the Trust and the Master Fund will be able to fund all future capital needs, including capital needs in connection with the Master Fund’s investments, from cash retained from operations. As a result, to fund future capital needs, the Trust and the Master Fund likely will have to rely on third-party sources of capital, including both debt and equity financing, which may not be available on favorable terms or at all. The Master Fund’s access to third-party sources of capital will depend upon a number of factors, including its current and potential future earnings and cash distributions.
The Trust may also make distributions in the form of taxable stock dividends, in which case a Shareholder may sell Shares to pay tax on such distributions, and may receive less in cash than the amount of the dividend that is taxable.
The Trust may make taxable distributions that are payable in cash and common stock. The IRS has issued private letter rulings to other RICs treating certain distributions that are paid partly in cash and partly in stock as taxable distributions that would satisfy the RIC annual distribution requirement and qualify for the dividends paid deduction for federal income tax purposes. Those rulings may be relied upon only by taxpayers to whom they were issued, but the Trust could request a similar ruling from the IRS. Accordingly, it is unclear whether and to what extent we will be able to make taxable distributions payable in cash and common stock. If the Trust made a taxable dividend payable in cash and common stock, taxable stockholders receiving such distributions will be required to include the full amount of the dividend, which is treated as ordinary income to the extent of our current and accumulated earnings and profits, as determined for U.S. federal income tax purposes. As a result, a Shareholder may be required to pay income tax with respect to such distributions in excess of the cash distributions received. If a U.S. Shareholder sells the common stock that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount recorded in earnings with respect to the dividend, depending on the market price of our common stock at the time of the sale. Furthermore, with respect to certain non-U.S. Shareholders, the Trust may be required to withhold U.S. federal income tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock.
Even if the Trust and the Master Fund qualify for taxation as a RIC under Subchapter M of the Code for U.S. federal income tax purposes, they may be subject to other tax liabilities that reduce their cash flow and their ability to make distributions.
Even if the Trust and the Master Fund qualify for taxation as a RIC under Subchapter M of the Code for U.S. federal income tax purposes, they may be subject to certain U.S. federal, state and local taxes on their income and assets, including taxes on any undistributed income or property. Any of these taxes would decrease cash available for distribution. For instance:
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To the extent that the Trust and the Master Fund satisfy the distribution requirement but distribute less than 100% of their RIC “investment company taxable income,” they would be subject to U.S. federal corporate income tax on the undistributed income.

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The Trust and the Master Fund will be subject to a 4% nondeductible excise tax on the amount, if any, by which distributions they pay in any calendar year are less than the sum of  (i) 98% of their ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of their capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years.

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The Trust and the Master Fund may be subject to state or local income, property and transfer taxes, such as mortgage recording taxes.

Complying with RIC requirements may cause the Master Fund to forego otherwise attractive opportunities or liquidate otherwise attractive investments.
To qualify as a RIC under Subchapter M of the Code for U.S. federal income tax purposes, the Trust and the Master Fund must continually satisfy tests concerning, among other things, the sources of their income, the nature and diversification of their assets, and the amounts they distribute. Because the Trust intends to invest substantially all of its assets in the Master Fund, the Trust will generally qualify as a RIC if the Master Fund qualifies as a RIC. As discussed above, the Trust and the Master Fund may be required to make distributions at disadvantageous times or when the Trust and the Master Fund do not have funds readily available for distribution. Additionally, the Master Fund may be unable to pursue investments that would be otherwise attractive to it in order to satisfy the requirements for qualifying as a RIC.
The Master Fund must also ensure that at the end of each quarter of each tax year, (a) at least 50% of the value of each of the Master Fund’s total assets is represented by cash and cash equivalents, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Master Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Master Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Master Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly-traded partnerships.”
If the Master Fund fails to comply with these requirements at the end of any calendar quarter, the Master Fund must correct such failure within 30 days after the end of the calendar quarter to avoid losing its RIC status and suffering adverse tax consequences, unless certain relief provisions apply. As a result, compliance with the RIC requirements may hinder the Master Fund’s ability to operate solely on the basis of profit maximization and may require the Master Fund to liquidate investments from its portfolio, or refrain from making, otherwise attractive investments. These actions could have the effect of reducing the Master Fund’s income and amounts available for distribution.
RIC and REIT distribution requirements could adversely affect the Trust’s, the Master Fund’s and the REIT Subsidiary’s ability to execute their business plan.
The Trust and the Master Fund generally must distribute annually at least 90% of their “investment company taxable income,” determined without regard to any deduction for dividends paid, and their net tax-exempt interest income in order to continue to qualify as a RIC. Similarly, the REIT Subsidiary generally must distribute annually at least 90% of its “REIT taxable income,” determined without regard to any deduction for dividends paid and excluding net capital gain, in order to continue to qualify as a REIT. Each of the Trust, the Master Fund and the REIT Subsidiary intend to make distributions to their shareholders to comply with the RIC requirements of the Code and the REIT requirements of the Code, as applicable, and to avoid corporate income tax and the 4% U.S. federal excise tax. The Trust, the Master Fund and the REIT Subsidiary may be required to make distributions to shareholders at times when it would be more advantageous to reinvest cash in the Master Fund’s or the REIT Subsidiary’s business or when the Master Fund or the REIT Subsidiary does not have funds readily available for distribution. Thus, compliance with the RIC and REIT requirements may hinder the Master Fund’s and the REIT Subsidiary’s ability to operate solely on the basis of maximizing profits.
The Trust, the Master Fund and the REIT Subsidiary may have difficulty paying their required distributions if the Master Fund or the REIT Subsidiary, as applicable, recognizes income before or without receiving cash representing such income.
The Master Fund and the REIT Subsidiary may acquire mortgage backed securities or debt instruments in the secondary market for less than their face amount. The amount of the discount at which such securities are acquired generally will be treated as “market discount” for U.S. federal income tax purposes. Market discount generally accrues on the basis of the constant yield to maturity of the debt instrument based generally on the assumption that all future payments on the debt instrument will be made. Accrued market discount is reported as income when, and to the extent that, any payment of principal of the debt instrument is made. If the Master Fund or the REIT Subsidiary collects less on a debt instrument than its purchase price plus the market discount it previously reported as income, the Master Fund or the REIT Subsidiary, as applicable, may not be able to benefit from any offsetting loss deduction in a subsequent taxable year. Further, the Master Fund and/or the REIT Subsidiary may elect to amortize market discount and include such amounts in its taxable income in the current year, instead of upon disposition, as an election not to do so would limit its ability to deduct interest expenses for tax purposes.
Similarly, some of the CMBS that the Master Fund or the REIT Subsidiary purchases may have been issued with OID. The Master Fund or the REIT Subsidiary, as applicable, will be required to report such OID based on a constant yield method and income will accrue based on the assumption that all future projected payments due on such mortgage backed securities will be made. If such mortgage backed securities turn out not to be fully collectible, an offsetting loss deduction generally will become available only in the later year in which uncollectability is provable. In the event that any debt instruments or CMBS acquired by the Master Fund or the REIT Subsidiary are delinquent as to mandatory principal and interest payments, or in the event a borrower with respect to a particular debt instrument acquired by the Master Fund or the REIT Subsidiary encounters financial difficulty rendering it unable to pay stated interest as due, the Master Fund or the REIT Subsidiary, as applicable, may nonetheless be required to continue to recognize the unpaid interest as taxable income as it accrues, despite doubts as to its ultimate collectability. Similarly, the Master Fund or the REIT Subsidiary may be required to accrue interest income with respect to subordinate CMBS at their stated rate regardless of whether corresponding cash payments are received or are ultimately collectible. In each case, while the Master Fund or the REIT Subsidiary would in general ultimately have an offsetting loss deduction available when such interest was determined to be uncollectible, the loss would likely be treated as a capital loss, and the utility of that loss would therefore depend on the Master Fund or the REIT Subsidiary, as applicable, having capital gain in that later year or thereafter.
The Master Fund and the REIT Subsidiary may also have to include in income other amounts not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock.
Because any OID or other amounts accrued will be included in investment company taxable income for the year of the accrual, the Master Fund may be required to make a distribution in order to satisfy the annual distribution requirement, even though it will not have received the corresponding cash amount. As a result, it may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. Similarly, if the REIT Subsidiary accrues OID or other amounts before or without receiving cash, the REIT Subsidiary may have difficulty meeting its annual distribution requirement necessary to qualify for and maintain REIT treatment under the Code. Additionally, because investments in OID are included in the pre-incentive fee net investment income, such income may exceed the hurdle rate which may result in the payment of an incentive fee, subject to a “catch-up” feature, to the Advisor without a corresponding receipt of cash income.

The Master Fund and/or the REIT Subsidiary may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Master Fund or the REIT Subsidiary is not able to obtain cash from other sources, it may fail to qualify for RIC or REIT tax treatment, as applicable, and thus become subject to corporate-level U.S. federal income tax.
Under certain circumstances, the Master Fund may elect to receive a consent dividend from the REIT Subsidiary in order to allow the REIT Subsidiary to meet the annual REIT distribution requirements or avoid paying corporate tax on any undistributed net income. If the REIT Subsidiary makes a consent dividend, the REIT Subsidiary and the Master Fund generally will be treated for U.S. federal income tax purposes as if the REIT Subsidiary distributed cash to the Master Fund and the Master Fund immediately recontributed the cash to the REIT Subsidiary as a contribution to capital. A consent dividend would result in the recognition of income by the Master Fund as if an actual distribution were made, but without any distribution of cash.
If the Master Fund fails to qualify for or maintain RIC tax treatment or the REIT Subsidiary fails to qualify or maintain REIT Treatment for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce the Master Fund’s and/or the REIT Subsidiary’s net assets, the amount of income available for distribution to the Trust, and the amount of the Trust’s distributions. In addition, if the Master Fund is unable to qualify as a RIC or to make sufficient distributions to the Trust to satisfy its minimum distribution requirements, the Trust will fail to qualify as a RIC and would become subject to corporate-level U.S. federal income taxes.
The Trust, the Master Fund and the REIT Subsidiary may recognize substantial amounts of investment company taxable income or REIT taxable income, as applicable, which they would be required to distribute to their shareholders, in a year in which they are not profitable under U.S. GAAP principles or other economic measures.
The Trust, the Master Fund and the REIT Subsidiary may recognize substantial amounts of investment company taxable income or REIT taxable income, as applicable, in years in which they are not profitable under U.S. GAAP or other economic measures as a result of the differences between U.S. GAAP and tax accounting methods. For instance, certain of assets will be marked-to-market for U.S. GAAP purposes but not for tax purposes, which could result in losses for U.S. GAAP purposes that are not recognized in computing investment company taxable income or REIT taxable income. Additionally, the Trust, the Master Fund and the REIT Subsidiary may deduct our capital losses only to the extent of our capital gains in computing our REIT taxable income for a given taxable year. Consequently, we could recognize substantial amounts of REIT taxable income and would be required to distribute such income to you, in a year in which we are not profitable under U.S. GAAP or other economic measures.
Liquidation of assets may jeopardize the Trust’s and the Master Fund’s ability to qualify as a RIC and the REIT Subsidiary’s ability to qualify as a REIT.
To continue to qualify as a RIC or a REIT, as applicable, the Trust, the Master Fund and the REIT Subsidiary must comply with requirements regarding their assets and their sources of income. If the Master Fund or the REIT Subsidiary is compelled to liquidate its investments to satisfy obligations to its lenders, the Trust, the Master Fund and the REIT Subsidiary may be unable to comply with these requirements, ultimately jeopardizing their qualification as a RIC or REIT, as applicable, or the REIT Subsidiary may be subject to a 100% prohibited transaction tax on any resulting gain if it sells assets that are treated as dealer property or inventory.
Certain financing activities may subject the REIT Subsidiary to U.S. federal income tax and increase the tax liability of Shareholders.
The REIT Subsidiary may enter into transactions that could result in it or a portion of its assets being treated as a “taxable mortgage pool” for U.S. federal income tax purposes. Specifically, the REIT Subsidiary may securitize commercial real estate loans that it acquires and such securitizations, to the extent structured as other than a real estate mortgage investment conduit (a “REMIC”), would likely result in the REIT Subsidiary owning interests in a taxable mortgage pool. The REIT Subsidiary would likely enter into such transactions through a qualified REIT subsidiary and will be precluded from selling to outside investors equity interests in such securitizations or from selling any debt securities issued in connection with such securitizations that might be considered equity for U.S. federal income tax purposes.
The REIT Subsidiary, the Trust and the Master Fund (to the extent not wholly owned by the Trust) would be taxed at the highest U.S. federal corporate income tax rate on any “excess inclusion income” arising from a taxable mortgage pool that is allocable to the percentage of its shares held in record name by “disqualified organizations,” which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on unrelated business taxable income. To the extent that common stock owned by “disqualified organizations” is held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the U.S. federal corporate income tax on the portion of the REIT Subsidiary’s excess inclusion income allocable to the common stock held by the broker/dealer or other nominee on behalf of the disqualified organizations. Because this tax would be imposed on the REIT Subsidiary, The Trust, the Master Fund and all other investors in the Master Fund and/or the REIT Subsidiary, including investors that are not disqualified organizations, will bear a portion of the tax cost associated with the classification of the REIT Subsidiary or a portion of the REIT Subsidiary’s assets as a taxable mortgage pool.
In addition, if the REIT Subsidiary realizes excess inclusion income and allocates it to the Master Fund, this income cannot be offset by net operating losses of the Master Fund, the Trust or Shareholders and would be treated as excess inclusion income to the Master Fund and the Trust.
The Master Fund’s or Trust’s qualification as a RIC and the REIT Subsidiary’s qualification as a REIT and their exemptions from U.S. federal income tax with respect to certain assets may be dependent on the accuracy of legal opinions or advice rendered or given or statements by the issuers of assets that the Master Fund and/or the REIT Subsidiary acquire, and the inaccuracy of any such opinions, advice or statements may adversely affect the Master Fund’s or Trust’s qualification as a RIC or the REIT Subsidiary’s qualification as a REIT and result in significant corporate-level tax.
When purchasing securities, the Advisors may rely on opinions or advice of counsel for the issuer of such securities, or statements made in related offering documents, for purposes of determining whether such securities represent debt or equity securities for U.S. federal income tax purposes, and also to what extent those securities constitute qualifying assets for purposes of the RIC and REIT asset tests and produce income which qualifies under the RIC and REIT gross income tests. In addition, when purchasing the equity tranche of a securitization, the Advisors may rely on opinions or advice of counsel regarding the qualification of the securitization for exemption from U.S. corporate income tax and the qualification of interests in such securitization as debt for U.S. federal income tax purposes. The inaccuracy of any such opinions, advice or statements may adversely affect the Master Fund’s or Trust’s qualification as a RIC or the REIT Subsidiary’s qualification as a REIT and result in significant corporate-level tax.
The Master Fund is exposed to the risks associated with the REIT Subsidiary and the REIT Subsidiary’s investments.
Ownership of and investment through a REIT Subsidiary by a closed-end management investment company is a unique investment strategy. By investing in the REIT Subsidiary, the Master Fund is indirectly exposed to risks associated with the REIT Subsidiary’s investments. The REIT Subsidiary may invest in real estate/CRE through wholly owned special purpose vehicles. Because the REIT Subsidiary is not registered under the 1940 Act, the Master Fund, as an investor in the REIT Subsidiary, will not have the protections afforded to investors in registered investment companies. Changes in the laws of the United States, under which the Master Fund and the REIT Subsidiary are organized, including the regulations under the Code, could result in the inability of the Master Fund and/or the REIT Subsidiary to operate as described herein, and could negatively affect the Master Fund and it shareholders. For example, on August 31, 2011, the SEC published a concept release (Release No. 29778, File No. S7-34-11, Companies Engaged in the Business of Acquiring Mortgages and Mortgage Related Instruments), pursuant to which it is reviewing whether certain companies that invest in mortgage-backed securities and rely on the exclusion from registration under Section 3(c)(5)(C) of the 1940 Act, such as the REIT Subsidiary, should continue to be allowed to rely on such an exclusion from registration. If the SEC takes action with respect to this exclusion, these changes could mean that the REIT Subsidiary may no longer rely on the Section 3(c)(5)(C) exclusion, and would have to rely on Section 3(c)(1) or 3(c)(7), which could adversely affect the Master Fund’s ability to achieve its investment objectives.

Differences between the statutory and regulatory regimes applicable to a management investment company and a REIT present additional challenges and risks with regard to the REIT Subsidiary’s qualification as a REIT under the Code, which could result in the REIT Subsidiary and the Master Fund having additional tax liability, and reduce the Master Fund’s current income.
The REIT Subsidiary will be operated as a separate company and will observe its own corporate formalities (i.e., it will maintain its own separate books & records, and execute agreements in its own name and on its own behalf). Accordingly, creditors and other claimants generally may only look to the REIT Subsidiary and its assets for settlement of their claims against the REIT Subsidiary, and will not have general recourse against the Master Fund. The REIT Subsidiary is responsible for its own legal costs in defending against any such claims, but those legal costs may diminish its returns, and thus ultimately diminish returns to Master Fund Shareholders.
Additionally, there is no guarantee that creditors and other claimants against the REIT Subsidiary will not try to reach the assets of the Master Fund or that such creditors and other claimants will not be successful in such attempts. The Master Fund intends to dispute any such claims, but to the extent it does so it may incur legal costs that will diminish its returns to shareholders.
The REIT Subsidiary may not be able to satisfy requirements related to the ownership of its outstanding capital stock, which could cause the REIT Subsidiary to fail to qualify as a REIT.
In order to qualify as a REIT, not more than 50% in value of the REIT Subsidiary’s shares of stock may be owned, directly or indirectly, through the application of certain attribution rules under the Code, by any five or fewer individuals, as defined in the Code to include specified entities, during the last half of any taxable year other than the REIT Subsidiary’s first taxable year (the “50% Test”). For purposes of the 50% Test, the REIT Subsidiary will “look through” to the beneficial owners of the Master Fund Shares and the Shares. Accordingly, if five or fewer individuals or certain specified entities during the last half of any calendar year own, directly or indirectly, more than 50% of the REIT Subsidiary’s shares through the Master Fund or the Trust, then the REIT Subsidiary’s qualification as a REIT could be jeopardized. The REIT Subsidiary’s charter, the Master Fund’s declaration of trust and the Trust’s declaration of trust provide restrictions regarding the ownership and transfer of the REIT Subsidiary’s shares, the Master Fund Shares and Shares, which are intended to assist the REIT Subsidiary in satisfying the 50% Test. However, these restrictions on transfers will not apply unless and until the REIT Subsidiary’s board of directors, the Board or the Master Fund Board, as applicable, determine that such restrictions would not result in the Trust or the Master Fund violating the provisions of the 1940 Act, and as a result, these ownership restrictions are not currently applicable and may not be applicable in the future. The Advisors intend to monitor all purchases and transfers of the REIT Subsidiary’s shares, the Master Fund Shares and Shares by regularly reviewing, among other things, ownership filings required by the federal securities laws to monitor the beneficial ownership of the REIT Subsidiary’s shares to ensure that the REIT Subsidiary will meet and will continue to meet the 50% Test. However, the Advisors may not have the information necessary for them to ascertain with certainty whether or not the REIT Subsidiary satisfies the 50% Test and may not be able to prevent the REIT Subsidiary from failing the 50% Test.
If the REIT Subsidiary fails to satisfy requirements related to the ownership of its outstanding capital stock, the REIT Subsidiary would fail to qualify as a REIT and the REIT Subsidiary would be required to pay U.S. federal income tax on its taxable income, and distributions to its shareholders would not be deductible by it in determining its taxable income.
Complying with REIT requirements may force the REIT Subsidiary to pay consent dividends, borrow funds to make distributions to their shareholders or otherwise depend on external sources of capital to fund such distributions.
To qualify for and maintain its qualification as a REIT, the REIT Subsidiary must distribute on a timely basis with respect to each tax year dividends of an amount at least equal to least 90% of its “REIT taxable income,” determined without regard to any deduction for dividends paid and excluding net capital gain, in order to continue to qualify as a REIT. To the extent that the REIT Subsidiary satisfies the 90% distribution requirement, but distributes less than 100% of its taxable income, it will be subject to U.S. federal corporate income tax on our undistributed income. In addition, it will incur a 4% nondeductible excise tax on the amount, if any, by which its distributions in any calendar year are less than a minimum amount specified under U.S. federal income tax laws. The REIT Subsidiary intends to distribute its net taxable income to its stockholders in a manner intended to satisfy the 90% distribution requirement and to avoid both corporate income tax and the 4% nondeductible excise tax.
From time-to-time, the REIT Subsidiary may generate taxable income greater than its net income for U.S. GAAP, due to among other things, amortization of capitalized purchase premiums, fair value adjustments and reserves. In addition, the REIT Subsidiary’s taxable income may be greater than its cash flow available for distribution as a result of, among other things, the REIT Subsidiary’s investments in assets that generate taxable income in advance of the corresponding cash flow from the assets.
If the REIT Subsidiary does not have other funds available in the situations described in the preceding paragraphs, it could be required to borrow funds on unfavorable terms, sell investments at disadvantageous prices or find another alternative source of funds to make distributions sufficient to enable it to distribute enough of its taxable income to satisfy the REIT distribution requirement and to avoid corporate income tax and the 4% nondeductible excise tax in a particular year. These alternatives could increase the REIT Subsidiary’s costs or reduce its equity.
In addition, under certain circumstances, the Master Fund may elect to receive a consent dividend from the REIT Subsidiary in order to allow the REIT Subsidiary to meet the annual REIT distribution requirements or avoid paying corporate tax on any undistributed net income. If the REIT Subsidiary makes a consent dividend, the REIT Subsidiary and the Master Fund generally will be treated for U.S. federal income tax purposes as if the REIT Subsidiary distributed cash to the Master Fund and the Master Fund immediately recontributed the cash to the REIT Subsidiary as a contribution to capital. A consent dividend would result in the recognition of income by the Master Fund as if an actual distribution were made, but without any distribution of cash.
Because of the distribution requirement, it is unlikely that the REIT Subsidiary will be able to fund all future capital needs, including capital needs in connection with the REIT Subsidiary’s investments, from cash retained from operations. As a result, to fund future capital needs, the REIT Subsidiary likely will have to rely on third-party sources of capital, including both debt and equity financing, which may not be available on favorable terms or at all. The REIT Subsidiary’s access to third-party sources of capital will depend upon a number of factors, including its current and potential future earnings and cash distributions.
The REIT Subsidiary’s failure to qualify as a REIT would subject the REIT Subsidiary, as applicable, to U.S. federal income tax and applicable state and local taxes, which would reduce the amount of cash available for distribution to the Master Fund.
The Advisors believe that the REIT Subsidiary has been organized in a manner that will enable it to qualify as a REIT for U.S. federal income tax purposes beginning with the taxable year ending December 31, 2016 provided that the REIT Subsidiary satisfies 50% Test. In addition, the Advisors believe that the intended manner of operation of the REIT Subsidiary will enable it to continue to meet the requirements for qualification and taxation as a REIT provided that it satisfies the 50% Test. The Advisors have not requested and do not intend to request a ruling from the IRS that the REIT Subsidiary qualifies as a REIT. The U.S. federal income tax laws governing REITs are complex, and judicial and administrative interpretations of the U.S. federal income tax laws governing REIT qualification are limited. To qualify as a REIT, the REIT Subsidiary must meet, on an ongoing basis, various tests regarding the nature of its assets and income, the ownership of its outstanding shares, and the amount of its distributions. The REIT Subsidiary’s ability to satisfy the asset tests depends on the Advisors’ analysis of the characterization and fair market values of the REIT Subsidiary’s assets, some of which are not susceptible to a precise determination, and for which the Advisors may not obtain independent appraisals. Moreover, new legislation, court decisions or administrative guidance, in each case possibly with retroactive effect, may make it more difficult or impossible for the REIT Subsidiary to qualify as a REIT. Thus, while the Advisors intend to operate the REIT Subsidiary so that it will qualify as a REIT, given the highly complex nature of the rules governing REITs, the ongoing importance of factual determinations, and the possibility of future changes in the REIT Subsidiary’s circumstances, no assurance can be given that the REIT Subsidiary will so qualify for any particular year. These considerations also might restrict the types of assets that the REIT Subsidiary can acquire in the future.

If the REIT Subsidiary fails to qualify as a REIT in any taxable year, and does not qualify for certain statutory relief provisions, the REIT Subsidiary would be required to pay U.S. federal income tax on its taxable income, and distributions to its shareholders would not be deductible by it in determining its taxable income. In such a case, the REIT Subsidiary might need to borrow money or sell assets in order to pay its taxes. The REIT Subsidiary’s payment of income tax would decrease the amount of its income available for investment or distribution to its shareholders. Furthermore, if the REIT Subsidiary fails to maintain its qualification as a REIT, it no longer would be required to distribute substantially all of its net taxable income to its shareholders. In addition, unless the REIT Subsidiary was eligible for certain statutory relief provisions, it could not re-elect to qualify as a REIT until the fifth calendar year following the year in which it failed to qualify.
Complying with REIT requirements may force the REIT Subsidiary to liquidate or forego otherwise attractive investments, which could reduce returns on its assets and adversely affect returns to Shareholders.
To qualify as a REIT, the REIT Subsidiary generally must ensure that at the end of each calendar quarter at least 75% of the value of its total assets consists of cash, cash items, government securities and qualified REIT real estate assets, including certain mortgage loans and CMBS. The remainder of the REIT Subsidiary’s investment in securities (other than government securities and qualifying real estate assets) generally cannot include more than 10% of the outstanding voting securities of any one issuer or more than 10% of the total value of the outstanding securities of any one issuer. In addition, in general, no more than 5% of the value of the REIT Subsidiary’s assets (other than government securities and qualifying real estate assets) can consist of the securities of any one issuer, and no more than 25% of the value of the REIT Subsidiary’s total securities can be represented by stock and securities of one or more “taxable REIT Subsidiaries” or TRSs. See “U.S. Federal Income Tax Considerations — Taxation of the REIT Subsidiary — Asset Tests.” If the REIT Subsidiary fails to comply with these requirements at the end of any quarter, it must correct the failure within 30 days after the end of such calendar quarter or qualify for certain statutory relief provisions to avoid losing its REIT qualification and suffering adverse tax consequences. As a result, the REIT Subsidiary may be required to liquidate from its portfolio otherwise attractive investments. These actions could have the effect of reducing the REIT Subsidiary’s income and amounts available for distribution to the Master Fund. In addition, if the REIT Subsidiary is compelled to liquidate its investments to repay obligations to its lenders, the REIT Subsidiary may be unable to comply with these requirements, ultimately jeopardizing its qualification as a REIT. Furthermore, the REIT Subsidiary may be required to make distributions to the Master Fund at disadvantageous times or when it does not have funds readily available for distribution, and may be unable to pursue investments that would be otherwise advantageous to it in order to satisfy the source of income or asset diversification requirements for qualifying as a REIT.
The interest apportionment rules may affect the REIT Subsidiary’s ability to comply with the REIT asset and gross income tests.
The interest apportionment rules under Treasury Regulation Section 1.856-5(c) provide that, if a mortgage is secured by both real property and other property, a REIT is required to apportion its annual interest income to the real property security based on a fraction, the numerator of which is the value of the real property securing the loan, determined when the REIT commits to acquire the loan, and the denominator of which is the highest “principal amount” of the loan during the year. IRS Revenue Procedure 2014-51 interpret the “principal amount” of the loan to be the face amount of the loan, despite the Code’s requirement that taxpayers treat any market discount, which is the difference between the purchase price of the loan and its face amount, for all purposes (other than certain withholding and information reporting purposes) as interest rather than principal.
The Advisors expect that all or most of the mortgage loans that the REIT Subsidiary will acquire will be secured by real property with a value in excess of the principal amount of the loan. Accordingly, it is not contemplated that the REIT Subsidiary will regularly invest in mortgage loans to which the interest apportionment rules described above would apply. Nevertheless, if the Subsidiary REIT were to acquire a loan with a principal amount in excess of the value of the real property securing the loan, determined when the REIT commits to acquire the loan, the interest apportionment rules could apply to certain mortgage loans in our portfolio, which could adversely impact the REIT Subsidiary’s ability to satisfy the 75% REIT gross income test. Furthermore, the REIT Subsidiary may modify the terms of any CRE debt and mortgage loans held by the REIT Subsidiary (for example, to avoid taking title to a property in the event of a default on the loan). Under the Treasury Regulations, if the terms of a loan are modified in a manner constituting a “significant modification,” such modification triggers a deemed exchange of the original loan for the modified loan. Unless the modification satisfies certain safe harbors, the REIT Subsidiary will be required to redetermine the value of the real property securing the loan at the time the loan was significantly modified. As a result, if the REIT Subsidiary significantly modifies a loan and the fair market value of the real property securing such loan has decreased, the interest apportionment rules could apply and cause the REIT Subsidiary to fail the 75% REIT gross income test. If the REIT Subsidiary does not satisfy this test, the REIT Subsidiary could potentially lose its REIT qualification or be required to pay a penalty to the IRS.
In addition, the Code provides that a regular or a residual interest in a REMIC is generally treated as a real estate asset for the purposes of the REIT asset tests, and any amount includible in the REIT Subsidiary’s gross income with respect to such an interest is generally treated as interest on an obligation secured by a mortgage on real property for the purposes of the REIT gross income tests. If, however, less than 95% of the assets of a REMIC in which the REIT Subsidiary holds an interest consist of real estate assets (determined as if the REIT Subsidiary held such assets), the REIT Subsidiary will be treated as holding its proportionate share of the assets of the REMIC for the purpose of the REIT asset tests and receiving directly its proportionate share of the income of the REMIC for the purpose of determining the amount of income from the REMIC that is treated as interest on an obligation secured by a mortgage on real property.
The REIT Subsidiary’s ownership of and relationship with any TRS which it may form or acquire will be limited, and a failure to comply with the limits would jeopardize the REIT Subsidiary’s REIT qualification and its transactions with its TRSs may result in the application of a 100% excise tax if such transactions are not conducted on arm’s-length terms.
A REIT may own up to 100% of the stock of one or more TRSs. A TRS may earn income that would not be qualifying income if earned directly by a REIT. Both the subsidiary and the REIT must jointly elect to treat the subsidiary as a TRS. Overall, no more than 25% of the value of a REIT’s assets may consist of stock and securities of one or more TRSs. A domestic TRS will pay U.S. federal, state and local income tax at regular corporate rates on any income that it earns. In addition, the TRS rules impose a 100% excise tax on certain transactions between a TRS and its parent REIT that are not conducted on an arm’s-length basis.
Any domestic TRS that the REIT Subsidiary may form would pay U.S. federal, state and local income tax on its taxable income, and its after tax net income would be available for distribution to us but would not be required to be distributed to us by such domestic TRS. The Advisors anticipate that the aggregate value of the TRS stock and securities owned by the REIT Subsidiary will be less than 25% of the value of the REIT Subsidiary’s total assets (including the TRS stock and securities). Furthermore, the Advisors will monitor the value of the REIT Subsidiary’s investments in TRSs to ensure compliance with the rule that no more than 25% of the value of its assets may consist of TRS stock and securities (which is applied at the end of each calendar quarter). In addition, the Advisors will scrutinize all of the REIT Subsidiary’s transactions with TRSs to ensure that they are entered into on arm’s-length terms to avoid incurring the 100% excise tax described above. There can be no assurance, however, that the REIT Subsidiary will be able to comply with the TRS limitations or to avoid application of the 100% excise tax discussed above.
The tax on prohibited transactions will limit the REIT Subsidiary’s ability to engage in transactions, including certain methods of securitizing mortgage loans, which would be treated as prohibited transactions for U.S. federal income tax purposes.
Net income that the REIT Subsidiary derives from a prohibited transaction is subject to a 100% tax. The term “prohibited transaction” generally includes a sale or other disposition of property (including mortgage loans, but other than foreclosure property, as discussed below) that is held primarily for sale to customers in the ordinary course of a trade or business by the REIT Subsidiary or by a borrower that has issued a shared appreciation mortgage or similar debt instrument to the REIT Subsidiary. The REIT Subsidiary might be subject to this tax if it were to dispose of or securitize loans in a manner that was treated as a prohibited transaction for U.S. federal income tax purposes. The REIT Subsidiary intends to conduct its operations so that no asset that it owns (or is treated as owning) will be treated as, or as having been, held for sale to customers, and that a sale of any such asset will not be treated as having been in the ordinary course of its business. As a result, the REIT Subsidiary may choose not to engage in certain sales of loans at the REIT level, and may limit the structures it utilizes for securitization transactions, even though the sales or structures might otherwise be beneficial to the REIT Subsidiary.
However, whether property is held as inventory or “primarily for sale to customers in the ordinary course of a trade or business” depends on the particular facts and circumstances. If the REIT Subsidiary were to sell a mortgage loan to a third party, depending on the circumstances of the sale, it is possible that the sale could be treated as a prohibited transaction. As a result, no assurance can be given that any particular asset in which the REIT Subsidiary holds a direct or indirect interest, including any securities or loans that it may dispose of, will not be treated as property held as inventory or primarily for sale to customers. The Code provides certain safe harbors under which disposition of assets are not treated as prohibited transactions. However, there can be no assurance that any disposition of the REIT Subsidiary’s assets would comply with these safe-harbor provisions.
The REIT Subsidiary could fail to qualify as a REIT if the IRS successfully challenges the REIT Subsidiary’s treatment of its mezzanine loans and repurchase agreements.
Although it is expected that most mezzanine loans will be held through the Master Fund, it is possible that the REIT Subsidiary may also invest in mezzanine loans. IRS Revenue Procedure 2003-65 provides a safe harbor pursuant to which a mezzanine loan, if it meets each of the requirements contained therein, will be treated by the IRS as a real estate asset for purposes of the REIT asset tests and interest derived from it will be treated as qualifying mortgage interest for purposes of the 75% REIT income test. Although Revenue Procedure 2003-65 provides a safe harbor on which taxpayers may rely, it does not prescribe rules of substantive tax law.
In addition, the REIT Subsidiary may into repurchase agreements with counterparties to achieve the desired amount of leverage for the assets in which the REIT Subsidiary intends to invest. Under such repurchase agreements, the REIT Subsidiary generally sells assets to its counterparty to the agreement and receives cash from the counterparty. The counterparty is obligated to resell the assets back to the REIT Subsidiary at the end of the term of the transaction. The Advisors believe that for U.S. federal income tax purposes the REIT Subsidiary will be treated as the owner of the assets that are the subject of repurchase agreements and that the repurchase agreements will be treated as secured lending transactions notwithstanding that such agreements may transfer record ownership of the assets to the counterparty during the term of the agreement. It is possible, however, that the IRS could successfully assert that the REIT Subsidiary did not own these assets during the term of the repurchase agreements, in which case the REIT Subsidiary could fail to qualify as a REIT.
If the IRS disagrees with the application of these provisions to the REIT Subsidiary’s assets or transactions, the REIT Subsidiary’s qualification as a REIT could be jeopardized. Even if the IRS were to disagree with one or more of the Advisors’ interpretations and the REIT Subsidiary were treated as having failed to satisfy one of the REIT qualification requirements, the REIT Subsidiary could maintain its REIT qualification if its failure was excused under certain statutory savings provisions. However, there can be no guarantee that the REIT Subsidiary would be entitled to benefit from those statutory savings provisions if it failed to satisfy one of the REIT qualification requirements, and even if it were entitled to benefit from those statutory savings provisions, the REIT Subsidiary could be required to pay a penalty tax.
Complying with REIT requirements may limit the REIT Subsidiary’s ability to hedge effectively.
The REIT provisions of the Code may limit the REIT Subsidiary’s ability to hedge its assets and operations. Under these provisions, any income that the REIT Subsidiary generates from transactions intended to hedge its interest rate and currency risks will generally be excluded from gross income for purposes of the 75% and 95% gross income tests if  (i) the instrument hedges interest rate risk or foreign currency exposure on liabilities used to carry or acquire real estate assets or hedges risk of currency fluctuations with respect to any item of income or gain that would be qualifying income under the 75% or 95% gross income tests, and (ii) such instrument is properly identified under applicable regulations promulgated by the U.S. Department of the Treasury (or the Treasury Regulations). In addition, any income from other hedges would generally constitute non-qualifying income for purposes of both the 75% and 95% gross income tests. See “U.S. Federal Income Tax Considerations — Taxation of the REIT Subsidiary — Gross Income Tests — Hedging Transactions.” As a result of these rules, the REIT Subsidiary may have to limit its use of hedging techniques that might otherwise be advantageous or implement those hedges through a TRS, which could increase the cost of its hedging activities or result in greater risks associated with interest rate or other changes than the REIT Subsidiary would otherwise incur.
Even if the REIT Subsidiary qualifies as a REIT, it may face tax liabilities that reduce its cash flow.
Even if the REIT Subsidiary qualifies as a REIT, it may be subject to certain U.S. federal, state and local taxes on our income and assets, including taxes on any undistributed income, tax on income from some activities conducted as a result of a foreclosure, and state or local income, franchise, property and transfer taxes, including mortgage recording taxes. See “U.S. Federal Income Tax Considerations — Taxation of the REIT Subsidiary — Taxation of REITs in General.” In addition, any domestic TRSs the REIT Subsidiary owns will be subject to U.S. federal, state, and local corporate taxes. In order to meet the REIT qualification requirements, or to avoid the imposition of a 100% tax that applies to certain gains derived by a REIT from sales of inventory or property held primarily for sale to customers in the ordinary course of business, the REIT Subsidiary may hold some of its assets through taxable subsidiary corporations, including domestic TRSs. Any taxes paid by such subsidiary corporations would decrease the cash available for distribution to the Master Fund and the Trust.
Qualifying as a RIC or a REIT involves highly technical and complex provisions of the Code.
The Trust and the Master Fund’s qualification as RIC and the REIT Subsidiary’s qualification as a REIT involves the application of highly technical and complex Code provisions for which only limited judicial and administrative authorities exist.
Even a technical or inadvertent violation could jeopardize the Trust and/or the Master Fund’s qualification as RIC and the REIT Subsidiary’s qualification as a REIT. The Trust and the Master Fund’s qualification as RIC and the REIT Subsidiary’s qualification as a REIT will depend on satisfaction of certain asset, income, organizational, distribution, (and, in the case of the REIT Subsidiary, shareholder ownership) and other requirements on a continuing basis. In addition, the ability to satisfy the requirements to qualify as a RIC or a REIT depends in part on the actions of third parties over which the Advisors have no control or only limited influence, including in cases where the Master Fund and/or the REIT Subsidiary own an equity interest in an entity that is classified as a partnership for U.S. federal income tax purposes.
The Trust, the Master Fund and the REIT Subsidiary may be subject to adverse legislative or regulatory tax changes that could reduce the value of Shares.
At any time, the U.S. federal income tax laws or regulations governing RICs or REITs or the administrative interpretations of those laws or regulations may be amended, possibly with retroactive effect. The Advisors cannot predict when or if any new U.S. federal income tax law, regulation or administrative interpretation, or any amendment to any existing U.S. federal income tax law, regulation or administrative interpretation, will be adopted, promulgated or become effective, and any such law, regulation or interpretation may take effect retroactively. The Trust, the Master Fund, the REIT Subsidiary and Shareholders could be adversely affected by any such change in, or any new, U.S. federal income tax law, regulation or administrative interpretation.

Management of the Trust and the Master Fund
General
Pursuant to the Trust’s declaration of trust and bylaws, the Board has overall responsibility for monitoring and overseeing the Trust’s management and operations. The Board consists of 4 members, 3 of whom are considered Independent Trustees. The trustees who are not Independent Trustees are referred to herein as Interested Trustees.
The same individuals serve on the Board and the Master Fund Board. Similarly, the Master Fund Board, pursuant to the Master Fund’s declaration of trust and bylaws, has overall responsibility for monitoring and overseeing the Master Fund’s operations. The trustees are subject to removal or replacement in accordance with Delaware law and the Trust’s and the Master Fund’s respective declaration of trusts and bylaws. The trustees serving on the Board and the Master Fund Board were elected by the organizational shareholders of the Trust and the Master Fund, respectively. Any vacancy on the Board or the Master Fund Board for any cause other than an increase in the number of trustees may be filled by a majority of the remaining trustees, even if such majority is less than a quorum. Any vacancy on the Board or the Master Fund Board created by an increase in the number of trustees may be filled by a majority vote of the entire Board or the Master Fund Board, respectively. References within this section to the “Board” or the “Board of Trustees” refer to the Board of Trustees of the Trust and/or the Master Fund, as appropriate.
The Board, including a majority of the Independent Trustees, oversees and monitors the Trust’s investment performance and, beginning with the second anniversary of the effective date of the Trust Advisory Agreement, will annually review the compensation the Trust pays to the Advisor to determine that the provisions of the Trust Advisory Agreement are carried out. The Master Fund Board, including a majority of the Independent Trustees, also oversees and monitors the Master Fund’s performance and, beginning prior to the second anniversary of the effective date of the Master Fund Advisory Agreement, will annually review the compensation the Master Fund pays to the Advisor to determine that the provisions of the Master Fund Advisory Agreement are carried out. For a description, including a discussion regarding the basis of the Board’s and Master Fund’s approval of the Trust Advisory Agreement and the Trust Co-Advisory Agreement and the Master Fund Advisory Agreement and the Master Fund Co-Advisory Agreement, respectively, please see “Management and Incentive Fees — Approval of the Advisory Agreements.”
The Advisor
The Advisor serves as the investment adviser of the Trust and Master Fund. Organized as a Bermuda exempted limited company, the Advisor is registered as an investment adviser with the SEC. Pursuant to the Trust Advisory Agreement and the Master Fund Advisory Agreement, the Advisor is responsible for overseeing the management of the Trust’s and Master Fund’s activities and has full investment discretion. The Advisor makes all determinations with respect to the investment of the Trust’s and Master Fund’s assets, including investment strategies, investment goals, asset allocation, leverage limitations and other guidelines in addition to the general monitoring of the Trust’s and Master Fund’s portfolios, subject to the oversight of the Board and the Master Fund Board. The Advisor also provides asset management, marketing, investor relations and other administrative services, including certain accounting services and maintenance of certain books and records, on behalf of the Trust and the Master Fund pursuant to the Trust Advisory Agreement and the Master Fund Advisory Agreement, respectively.
The Co-Advisor
Pursuant to the Trust Co-Advisory Agreement and the Master Fund Co-Advisory Agreement, the Advisor has engaged its affiliate, the Co-Advisor, to act as investment co-advisor to the Trust and Master Fund, respectively. Organized as a Delaware limited liability company, the Co-Advisor is registered as an investment adviser with the SEC. The Co-Advisor will assist the Advisor with the day-to-day activities and the management of the Trust and Master Fund, including the sourcing, management and monitoring of investments for the Trust’s and Master Fund’s portfolio. The investment committee of the Advisor retains ultimate responsibility for all investment decisions of the Trust and the Master Fund. The Co-Advisor will also be responsible for furnishing offices, necessary facilities and equipment, will assist the Advisor with the provision of clerical, bookkeeping and record keeping and other administrative services to the Trust and the Master Fund, will provide personnel, including certain officers required for the Trust’s and Master Fund’s administrative management.
Board of Trustees and Executive Officers
Board Leadership Structure
Among other things, the Board sets broad policies for the Trust and Master Fund and appoints their respective officers. The role of the Board, and of any individual trustee, is one of oversight and not of management of the Trust’s and Master Fund’s day-to-day affairs. Each trustee will serve until his or her successor is duly elected and qualified.
Daniel R. Gilbert serves as chairman of the Board and is an Interested Trustee by virtue of his relationship with each of the Advisor and the Co-Advisor. The Board believes that Daniel R. Gilbert, as the Trust’s and Master Fund’s Co-Founder and Chief Executive Officer, is the trustee with the most knowledge of the Trust’s and Master Fund’s business strategy and is best situated to serve as chairman of the Board. The Board does not currently have a lead Independent Trustee, and each Independent Trustee plays an active role on the Board. The Independent Trustees are expected to meet separately in executive session as often as necessary to exercise their oversight responsibilities. The Board believes that its leadership structure is the optimal structure for the Trust and Master Fund at this time given the Trust’s and Master Fund’s current size and complexity. The Board, which reviews its leadership structure periodically, further believes that its structure is presently appropriate to enable it to exercise its oversight of the Trust and Master Fund.
Board Role in Risk Oversight
Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for the Trust and Master Fund consisting of, among other things, the following activities: (i) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the Trust’s and Master Fund’s performance and operations; (ii) reviewing and approving, as applicable, the Trust’s and Master Fund’s compliance policies and procedures; (iii) meeting with members of the Advisor’s and Co-Advisor’s portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (iv) meeting with, or reviewing reports prepared by the representatives of key service providers, including the Advisor, the distributor, the transfer agent, the custodian and the independent registered public accounting firm, to review and discuss the Trust’s and Master Fund’s activities and to provide direction with respect thereto; and (v) engaging the services of the Trust’s and Master Fund’s chief compliance officer to test the compliance procedures of the Trust and its service providers. However, not all risks that may affect the Trust and Master Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of the Trust, the Master Fund and their respective service providers.
Trustees
Information regarding the members of the Board is set forth below. The trustees have been divided into two groups — Interested Trustees and Independent Trustees. The address for each trustee is c/o NorthStar Real Estate Capital Income Fund-T, 399 Park Avenue, 18th Floor, New York, New York 10022. As set forth in each of the Trust’s and Master Fund’s declaration of trust and bylaws, a trustee’s term of office shall continue until his or her death, resignation or removal.

Name (Age)	Position Held	Trustee Since	Principal Occupation Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Trusteeships Held By Trustees During Past 5 Years
Interested Trustee
Daniel R. Gilbert (46)	Chairman of the Board, CEO, and President	2015	CEO and President of NorthStar Corporate Income, Inc.; CEO and President of NorthStar Corporate Income Fund; CEO and President of NorthStar Corporate Income Fund-T; CEO and President of NorthStar Corporate Income Master Fund; CEO and President of NorthStar/RXR New York Metro Real Estate, Inc.; Chief Investment and Operating Officer of NorthStar Asset Management Group, Ltd; Chief Investment and Operating Officer of NorthStar Realty Finance Corp.; CEO and President of NorthStar Real Estate Income Trust and NorthStar Real Estate Income II, Inc.		Director of NorthStar Corporate Income, Inc.; Executive Chairman of NorthStar Healthcare Income, Inc.; Chief Executive Officer, Trustee and President of NorthStar Corporate Income Fund; NorthStar Corporate Income Master Fund and NorthStar Corporate Income Fund-T; Chief Executive Officer, Trustee and President of NorthStar Real Estate Capital Income Master Fund; and Chief Executive Officer, Trustee and President of NorthStar Real Estate Capital Income Fund.
Independent Trustees
[To be updated with Independent Trustees]
Trustee Qualifications
The Board believes that, collectively, the trustees have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Trust and the Master Fund and protecting the interests of the Trust’s and the Master Fund’s Shareholders. Below is a brief biography of each trustee, including descriptions of the various experiences, qualifications, attributes and/or skills with respect to each trustee considered by the Board with respect to trustee qualifications.
Interested Trustees
Daniel R. Gilbert.   Mr. Gilbert has been the Trust’s sole trustee and the Trust’s Chief Executive Officer and President since December 15, 2015, and is a member of the Advisor’s investment committee. Mr. Gilbert has been the Master Fund’s sole trustee and the Master Fund’s Chief Executive Officer and President since October 2, 2015. Mr. Gilbert has also been the sole trustee and Chief Executive Officer and President of NorthStar Real Estate Capital Income Fund since October 2, 2015. Mr. Gilbert has been the sole trustee and Chief Executive Officer and President of NorthStar Corporate Income Fund and NorthStar Corporate Income Master Fund since July 2015 and the sole trustee and Chief Executive Officer and President of NorthStar Corporate Income Fund-T since November 2015. Mr. Gilbert has served as Chief Investment and Operating Officer of NorthStar Asset Management Group, Ltd, a wholly owned subsidiary of NorthStar and parent company of the Advisor, since June 2014 and of NorthStar Realty since January 2013. Mr. Gilbert serves as the Chairman, a position he has held since August 2015, and Chief Executive Officer and President, a position he has held since January 2013, of NorthStar Income and served as its President since March 2011 and its Chief Investment Officer from January 2009 through January 2013. Mr. Gilbert serves as the Executive Chairman of NorthStar Healthcare, a position he has held since January 2014, and served as its Chief Executive Officer from August 2012 to January 2014 and Chief Investment Officer from October 2010 through February 2012. Mr. Gilbert also serves as Chairman, a position he has held since August 2015, and the Chief Executive Officer and President, a position he has held since October 2010, of NorthStar Income II. Mr. Gilbert further serves as Co-Chairman, a position he has held since August 2015, the Chief Executive Officer and President, a position he has held since March 2014, of NorthStar/RXR. Prior to his current position at NorthStar Realty, Mr. Gilbert served as Co-President of NorthStar Realty from April 2011 until January 2013 and in various other senior management positions since its initial public offering in October 2004. Mr. Gilbert served as an Executive Vice President and Managing Director of Mezzanine Lending of NorthStar Capital Investment Corp., a predecessor company of NorthStar Realty. Prior to that role, Mr. Gilbert was with Merrill Lynch & Co. in its Global Principal Investments and Commercial Real Estate Department and prior to joining Merrill Lynch, held accounting and legal-related positions at Prudential Securities Incorporated. Mr. Gilbert holds a Bachelor of Arts degree from Union College in Schenectady, New York.
Independent Trustees
[Bios of the Independent Trustees to be included]
Executive Officers
The following persons serve as the Trust’s and the Master Fund’s executive officers in the following capacities:
Name	Age	Positions Held
Daniel R. Gilbert	46	Chairman of the Board, Chief Executive Officer and President
Frank V. Saracino	49	Chief Financial Officer and Treasurer
Ronald J. Lieberman	45	Executive Vice President, General Counsel and Secretary
Brett S. Klein	37	Chief Operating Officer
Sandra M. Forman	49	Chief Compliance Officer, Associate General Counsel and Assistant Secretary
The address for each executive officer is c/o NorthStar Real Estate Capital Income Fund-T, 399 Park Avenue, 18th Floor, New York, New York 10022.
Information about Executive Officers Who are Not Trustees
Frank V. Saracino.   Mr. Saracino joined NorthStar in 2015, and has served as the Trust’s and the Master Fund’s Chief Financial Officer and Treasurer since inception. Mr. Saracino has also served as the Chief Financial Officer and Treasurer of NorthStar Real Estate Capital Income Fund since October 2015. Mr. Saracino has served as Chief Financial Officer and Treasurer of NorthStar Corporate Income Fund and NorthStar Corporate Income Master Fund since July 2015 and Chief Financial Officer and Treasurer of NorthStar Corporate Income Fund-T since November 2015. In addition, Mr. Saracino has served as Chief Financial Officer and Treasurer of each of NorthStar Income, NorthStar Income II, NorthStar Healthcare and NorthStar/RXR since August 2015. Prior to joining NorthStar, from July 2012 to December 2014, Mr. Saracino was with Prospect Capital Corporation, or Prospect, where he concentrated on portfolio management, strategic and growth initiatives and other management functions. In addition, during his tenure at Prospect, Mr. Saracino served as Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of each of Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., and their respective investment advisers, and served as a Managing Director of Prospect Administration, LLC. Prior to joining Prospect, Mr. Saracino was a Managing Director at Macquarie Group, and Head of Finance from August 2008 to June 2012 for its Americas non-traded businesses which included private equity, asset management, lease financing, private wealth, and investment banking. From 2004 to 2008, he served first as Controller and then as Chief Accounting Officer of eSpeed, Inc. (now BGC Partners, Inc.), a publicly-traded subsidiary of Cantor Fitzgerald. Prior to that, Mr. Saracino worked as an investment banker at Deutsche Bank advising clients in the telecom industry. Mr. Saracino started his career in public accounting at Coopers & Lybrand (now PricewaterhouseCoopers) where he earned a CPA and subsequently worked in internal auditing for The Dun & Bradstreet Corporation. He holds a Bachelor of Science degree from Syracuse University.

Ronald J. Lieberman.   Mr. Lieberman has served as the Trust’s and the Master Fund’s Executive Vice President, General Counsel and Secretary since inception. In addition, Mr. Lieberman has served as the Executive Vice President, General Counsel and Secretary of NorthStar Real Estate Capital Income Fund since October 2015. Mr. Lieberman has served as Chief Financial Officer and Treasurer of NorthStar Corporate Income Fund and NorthStar Corporate Income Master Fund since July 2015 and Executive Vice President, General Counsel and Secretary of NorthStar Corporate Income Fund-T since November 2015. Mr. Lieberman has also served as the Executive Vice President, General Counsel and Secretary of NorthStar, a position he has held since January 2014. Mr. Lieberman has served as NorthStar Realty’s Executive Vice President, General Counsel and Secretary since April 2012, April 2011 and January 2013, respectively, positions he maintains as a co-employee. Mr. Lieberman previously served as Assistant Secretary of NorthStar Realty from April 2011 until January 2013. Mr. Lieberman has also served as General Counsel and Secretary of and NorthStar Healthcare since April 2011, and as an Executive Vice President of the company since January 2013. Mr. Lieberman also serves as Executive Vice President, General Counsel and Secretary for NorthStar/RXR, positions he has held since March 2014. Mr. Lieberman further serves on the Executive Committee of American Healthcare Investors, LLC. Until August 2015, Mr. Lieberman had served as General Counsel and Secretary of NorthStar Income and NorthStar Income II from October 2011 and December 2012, respectively, and as Executive Vice President of each of these companies from January 2013 and March 2013, respectively. Prior to joining NorthStar Realty, Mr. Lieberman was a partner in the Real Estate Capital Markets practice at the law firm of Hunton & Williams LLP. Mr. Lieberman practiced at Hunton & Williams from September 2000 until March 2011 where he advised numerous REITs, including mortgage REITs and specialized in capital markets transactions, mergers and acquisitions, securities law compliance, corporate governance and other board advisory matters. Prior to joining Hunton& Williams, Mr. Lieberman was the associate general counsel at Entrade, Inc., during which time Entrade was a public company listed on the NYSE. Mr. Lieberman began his legal career at Skadden, Arps, Slate, Meagher and Flom LLP. Mr. Lieberman holds a Bachelor of Arts, Master of Business Administration and Juris Doctor, each from the University of Michigan in Ann Arbor, Michigan.
Brett S. Klein.   Mr. Klein has served as the Trust’s and the Master Fund’s Chief Operating Officer since inception. In addition, Mr. Klein has served as the Chief Operating Officer of NorthStar Real Estate Capital Income Fund since October 2015. Mr. Klein has served as Chief Operating Officer of NorthStar Corporate Income Fund and NorthStar Corporate Income Master Fund since July 2015 and Chief Operating Officer of NorthStar Corporate Income Fund-T since November 2015. Mr. Klein has also served as the Chief Operating Officer of NorthStar Corporate Income, Inc. since December 2014. Mr. Klein has also served as the Chief Operating Officer of NorthStar/RXR, a position he has held since June 2014. Mr. Klein currently serves as a Managing Director at NorthStar Asset Management Group, Ltd, a wholly owned subsidiary of NorthStar and parent company of the Advisor, a position he has held since June 2014, and heads its Alternative Products Group. Mr. Klein’s responsibilities include oversight of the operational elements of NorthStar’s non-traded REITs and alternative retail products as well as coordination of sponsor-related activities of NorthStar’s broker-dealer, NorthStar Securities. Mr. Klein continues to be involved with the investment and portfolio management and servicing businesses and works closely with the accounting and legal departments in connection with the operation of the Managed Companies. Mr. Klein previously served as a Managing Director at NorthStar Realty and Head of its Structured and Alternative Products Group between January 2011 and June 2014. In addition, from 2004 to 2011, Mr. Klein held similar roles at NorthStar Realty and was responsible for capital markets execution of NorthStar Realty and its non-traded REIT business, including credit facility sourcing/structuring and securitization as well as investments and portfolio management. Mr. Klein joined NorthStar Realty in October 2004, prior to its initial public offering. From August 2004 to October 2004, Mr. Klein was an analyst at NorthStar Capital Investment Corp., a predecessor company of NorthStar Realty. From 2000 to 2004, Mr. Klein worked in the CMBS group at Fitch Ratings, Inc., as Associate Director, where he focused on commercial real estate related securitization transactions. Mr. Klein holds a Bachelor of Science in Finance, Investment and Banking in addition to Risk Management and Insurance from the University of Wisconsin in Madison, Wisconsin.

Sandra M. Forman.   Ms. Forman has served as the Trust’s, the Master Fund’s and NorthStar Real Estate Capital Income Fund’s Chief Compliance Officer, Associate General Counsel and Assistant Secretary since October 2015. Ms. Forman has served as Chief Compliance Officer, Associate General Counsel and Assistant Secretary of NorthStar Corporate Income Fund and NorthStar Corporate Income Master Fund since October 2015 and Chief Compliance Officer, Associate General Counsel and Assistant Secretary of NorthStar Corporate Income Fund-T since November 2015. Ms. Forman has also served as Senior Counsel for NorthStar since October 2015. Prior to joining NorthStar, Ms. Forman was Senior Counsel at Proskauer Rose LLP from July 2014 to October 2015, where she represented investment companies, including registered closed-end funds and business development companies, and REITs regarding legal, corporate governance and compliance issues. In addition, from August 2004 to June 2014, she served as General Counsel, Chief Compliance Officer and Director of Human Resources and from January 2009 to June 2014 as Secretary of Harris & Harris Group, Inc., a publicly traded business development company. From January 2012 to June 2014, she served as General Counsel, Chief Compliance Officer and Secretary of H&H Ventures Management, Inc., a wholly owned subsidiary of Harris & Harris Group, Inc. Ms. Forman began her legal career in the Investment Management Group at Skadden, Arps, Slate, Meagher & Flom LLP. Ms. Forman holds a Bachelor of Arts from New York University in New York, New York, and a Juris Doctor from the University of California Los Angeles in Los Angeles, California.
Trustee Independence
The Board annually determines each trustee’s independence. The Board does not consider a trustee independent unless the Board has determined that he or she has no material relationship with the Trust or the Master Fund. The Trust and the Master Fund monitor the relationships of their trustees through a questionnaire each trustee completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.
The Board has determined that each of the trustees is independent and has no relationship with the Trust or the Master Fund, except as a trustee and shareholder, with the exception of  Daniel R. Gilbert, as a result of his relationship with each of the Advisor and the Co-Advisor.
Board Committees
In addition to serving on the Board, trustees may also serve on the audit committee. The Board has designated a chairman of the audit committee. Subject to applicable law, the Board may establish additional committees, change the membership of any committee, fill all vacancies and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in the Trust’s and Master Fund’s best interests.
Audit Committee
The audit committee operates pursuant to a written charter adopted by the Board and is responsible for selecting, engaging and discharging the Trust’s and Master Fund’s independent registered public accounting firms, reviewing the plans, scope and results of the audit engagement with the Trust’s and Master Fund’s independent registered public accounting firms, approving professional services provided by the Trust’s and Master Fund’s independent registered public accounting firms (including compensation therefor), reviewing the independence of the Trust’s and Master Fund’s independent registered public accounting firms and reviewing the adequacy of the Trust’s and Master Fund’s internal control over financial reporting.
The audit committee also serves as the valuation committee of the Board. In this role, the audit committee establishes guidelines and makes recommendations to the Board regarding the valuation of the Trust’s and the Master Fund’s investments. The audit committee is responsible for aiding the Board in fair value pricing of debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board and audit committee may utilize the services of an independent valuation firm to help them determine the fair value of these securities. On a quarterly basis, the Board’s audit committee also reviews the valuation determinations made with respect to the Trust’s and Master Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Trust’s and Master Fund’s valuation policies and procedures.

The members of the audit committee are                , each of whom is an Independent Trustee.                 serves as the chairman of the audit committee. The Board has determined that                 is an “audit committee financial expert” as defined under SEC rules.
Nominating and Corporate Governance Committee
The Trust does not have a nominating and corporate governance committee. A majority of the Independent Trustees of the Board recommends candidates for election as trustees. The Trust does not currently have a charter or written policy with regard to the nomination process or Shareholder recommendations. The absence of such a policy does not mean, however, that a shareholder recommendation would not have been considered had one been received.
The Independent Trustees will consider qualified trustee nominees recommended by the Shareholders when such recommendations are submitted in accordance with the Master Fund’s bylaws and any applicable law, rule or regulation regarding trustee nominations. When submitting a nomination for consideration, a Shareholder must submit the nomination to the secretary of the Board and provide certain information that would be required under applicable SEC rules, including the following minimum information for each trustee nominee: full name, age, business and residential address; number of Shares owned, if any; and all other information relating to such trustee nominee that is required to be disclosed in solicitations of proxies for election of trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, including such trustee nominee’s written consent to stand for election if nominated by the Board and to serve if elected by the Shareholders.
Compensation of Trustees
Trustees who do not also serve in an executive officer capacity for the Trust, the Master Fund, the Advisor or the Co-Advisor are entitled to receive from the Master Fund an annual fixed fee of $       (to be prorated for a partial term), an additional fee per Board meeting attended of  $      , and our audit committee chairperson will receive an additional $       annual retainer (to be prorated for a partial term). These trustees are                .
The Master Fund will also reimburse each of the trustees for all reasonable and authorized business expenses in accordance with the Master Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and each committee meeting not held concurrently with a Board meeting.
The Master Fund does not pay compensation to trustees who also serve in an executive officer capacity for the Trust, the Master Fund, the Advisor or the Co-Advisor.
Compensation of Executive Officers
Executive officers will not receive any direct compensation from the Trust. The Trust currently does not have any employees and does not expect to have any employees. Services necessary for the Trust’s business are provided by individuals who are contracted by the Advisor to work on the Trust’s behalf, pursuant to the terms of the Trust Co-Advisory Agreement. The day-to-day investment operations and administration of the portfolio are managed by the Co-Advisor. In addition, the Trust reimburses the Co-Advisor for its allocable portion of expenses incurred by the Co-Advisor in performing its obligations under the Trust Co-Advisory Agreement, including the allocable portion of the cost of the Trust’s officers and their respective staff determined under the Trust Co-Advisory Agreement.
The Trust Advisory Agreement and Fund Advisory Agreement will each provide that the Advisor and its respective officers, trustees, controlling persons and any other person or entity affiliated with them, as applicable, acting as the Trust’s agent shall not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the Advisor or such other person, and the Advisor and such other person shall not be held harmless for any loss or liability suffered by the Trust unless all of the following conditions are met: (i) the Advisor has determined, in good faith, that the course of conduct which caused the loss or liability was in the Trust’s best interests, (ii) the Advisor or such other person, as applicable, was acting on behalf of or performing services for the

Trust, (iii) the liability or loss suffered was not the result of willful misfeasance, bad faith or gross negligence by the Advisor or its affiliates, as applicable, acting as the Trust’s agent, and (iv) the indemnification or agreement to hold the Advisor or such other person, as applicable, harmless is only recoverable out of the Trust’s net assets and not from Shareholders.
Trustee Beneficial Ownership of Shares
The following table shows the dollar range of Shares beneficially owned by each trustee as of December 31, 2015 based on the initial NAV per Share of  $9.00 and the aggregate dollar range of equity securities in all registered investment companies overseen by each trustee in the family of investment companies that includes the Trust.
The Trust was not in operation prior to the date of this prospectus. Consequently, the Trustees own no securities issued by the Trust.
Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Interested Trustee
Daniel R. Gilbert	None
Independent Trustee

(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 –  $500,000, $500,001 – $1,000,000, or over $1,000,000.

All Trustees and executive officers of the Trust as group have beneficial ownership of                  of the Shares, which represents                 of the Shares as of December 31, 2015.
Shareholder Communications
Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual trustees) and by sending the communication to the Trust’s offices at 399 Park Avenue, 18th Floor, New York, New York 10022. Other Shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by the Advisor, and will be forwarded to the Board only at the Advisor’s discretion based on the matters contained therein.
Control Persons and Principal Holders of Securities
A control person generally is a person who beneficially owns more than 25% of the voting securities of a company. NorthStar has provided 100% of the initial capitalization of the Trust and therefore may be deemed to be a control person of the Trust because NorthStar owns 100% of the outstanding Shares as of the date of this prospectus.

Portfolio Management
The Advisor
NSAM B-RECF Ltd, a newly formed investment adviser that will be registered with the SEC under the Advisers Act prior to the commencement of this offering, serves as the Trust’s and Master Fund’s investment adviser pursuant to the terms of the Trust Advisory Agreement and Master Fund Advisory Agreement, respectively. The Advisor is an affiliate of NorthStar, a publicly-traded, diversified CRE investment and asset management company. The principal office of the Advisor is located at NSAM B-RECF Ltd, 11 Waterloo Lane, Pembroke, HM 08, Bermuda. For more information on the services provided by the Advisor to the Master Fund, see “Management of the Trust and the Master Fund.”
The Trust Advisory Agreement will become effective upon the Trust’s commencement of operations and will continue in effect for a period of two years from its effective date. The Master Fund Advisory Agreement will become effective upon the date that the registration statement of any investment company registered under the 1940 Act that has a principal investment strategy of investing substantially all of its assets in the Master Fund is declared effective by the SEC. If not terminated sooner, the Trust Advisory Agreement and the Master Fund Advisory Agreement will continue in effect for successive periods of twelve months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust and Master Fund Board or the vote of a majority of the outstanding securities of the Trust and Master Fund entitled to vote and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. In addition, the Trust Advisory Agreement and Master Fund Advisory Agreement have termination provisions that allow the respective parties to terminate the agreement without penalty. The Trust Advisory Agreement and Master Fund Advisory Agreement may also be terminated at any time, without penalty, by the Advisor, upon 60 days’ notice to the Trust or Master Fund, as applicable.
The Co-Advisor
NSAM US-RECF, LLC, a newly formed investment adviser that will registered with the SEC under the Advisers Act prior to the commencement of this offering, serves as the Trust’s and Master Fund’s investment co-advisor pursuant to the terms of the Trust Co-Advisory Agreement and the Master Fund Co-Advisory Agreement, respectively. The Co-Advisor is an affiliate of NorthStar, a publicly-traded, diversified CRE investment and asset management company. The principal office of the Co-Advisor is located at 399 Park Avenue, 18th Floor, New York, New York 10022. For more information regarding the Co-Advisor, see “The Advisors — The Co-Advisor.” For more information on the services provided by the Co-Advisor to the Master Fund, see “Management of the Trust and the Master Fund.”
Investment Committee of the Advisor
The Advisor’s investment committee consists of the following members: Messrs. Hamamoto, Gilbert, Tylis, Kauff and Fallick. Messrs. Hamamoto, Gilbert and Tylis are also members of the NorthStar’s senior management team along with Debra A. Hess and Ronald J. Lieberman. See “Management of the Trust and the Master Fund — Board of Trustees and Executive Officers” for biographical information pertaining to Mr. Gilbert.
David T. Hamamoto.   Mr. Hamamoto is a member of the Advisor’s investment committee. Mr. Hamamoto is the Executive Chairman of NorthStar, a position he has held since August 2015, and a member of the board of directors, a position he has held since January 2014. Mr. Hamamoto previously served as Chairman and Chief Executive Officer, positions he held from January 2014 until August 2015. Mr. Hamamoto has been the Chairman of the board of directors of NorthStar Realty since October 2007 and has served as one of its directors since October 2003. Mr. Hamamoto previously served as NorthStar Realty’s Chief Executive Officer from October 2004 until August 2015 and President from October 2004 until April 2011. Mr. Hamamoto previously served as Chairman of NorthStar Income, the first public non-traded REIT sponsored by NorthStar, from February 2009 until August 2015 and served as its Chief Executive Officer from February 2009 until January 2013. In addition, Mr. Hamamoto served as Chairman of NorthStar Healthcare, the second public non-traded REIT sponsored by NorthStar, from January 2013 until January 2014, and of NorthStar Income II, the third public non-traded REIT sponsored by

NorthStar, from December 2012 until August 2015. Mr. Hamamoto also served as Co-Chairman of NorthStar/RXR New York Real Estate, Inc., a public non-traded REIT co-sponsored by NorthStar, from March 2014 until August 2015. Additionally, Mr. Hamamoto serves as a member of the advisory committee of RXR Realty, LLC, or RXR Realty, a leading real estate operating and investment management company focused on high-quality real estate investments in the New York Tri-State area and a co-sponsor of NorthStar/RXR, a position he has held since December 2013. Mr. Hamamoto also serves as a member of the executive committee of Island Hospitality Management Inc., a position he has held since January 2015. Mr. Hamamoto served as Executive Chairman from March 2011 until November 2012, and as Chairman, from February 2006 until March 2011, of the board of directors of Morgans Hotel Group Co. (NASDAQ: MHGC). In July 1997, Mr. Hamamoto co-founded NorthStar Capital Investment Corp., a predecessor company of NorthStar Realty, for which he served as Co-Chief Executive Officer until October 2004. From 1983 to 1997, Mr. Hamamoto worked for Goldman, Sachs & Co. where he was co-head of the Real Estate Principal Investment Area and general partner of the firm between 1994 and 1997. During Mr. Hamamoto’s tenure at Goldman, Sachs & Co., he initiated the firm’s effort to build a real estate principal investment business under the auspices of the Whitehall Funds. Mr. Hamamoto holds a Bachelor of Science from Stanford University in Palo Alto, California and a Master of Business Administration from the Wharton School of Business at the University of Pennsylvania in Philadelphia, Pennsylvania.
Albert Tylis.   Mr. Tylis is a member of the Advisor’s investment committee. Mr. Tylis is the Chief Executive Officer and President of NorthStar, positions he has held since August 2015 and January 2014, respectively. Mr. Tylis has also served as a member of the board of directors since August 2015. In addition, since August 2015, Mr. Tylis has served as a member of the board of directors of NorthStar Realty, a position he maintains as a co-employee. Previously, Mr. Tylis served as an officer of NorthStar Realty in the following capacities: President from January 2013 until August 2015, Co-President from April 2011 until January 2013, Chief Operating Officer from January 2010 until January 2013, Secretary from April 2006 until January 2013, and Executive Vice President and General Counsel from April 2006 until April 2011. Mr. Tylis has served as a member of the advisory committee of RXR Realty since December 2013. Mr. Tylis also served as Chief Operating Officer of NorthStar Income from October 2010 until January 2013 and as General Counsel and Secretary of NorthStar Income from October 2010 until April 2011. He has further served as Chairman of the board of directors of NorthStar Healthcare from April 2011 until January 2013 and as General Counsel and Secretary of NorthStar Healthcare from October 2010 until April 2011. Prior to joining NorthStar Realty in August 2005, Mr. Tylis was the Director of Corporate Finance and General Counsel of ASA Institute. From September 1999 through February 2005, Mr. Tylis was a senior attorney at the law firm of Bryan Cave LLP, where he was a member of the Corporate Finance and Securities Group, the Transactions Group, the Banking, Business and Public Finance Group and supported the firm’s Real Estate Group. Mr. Tylis holds a Bachelor of Science from the University of Massachusetts at Amherst and a Juris Doctor from Suffolk University Law School.
Steven B. Kauff.   Mr. Kauff is a member of the Advisor’s investment committee and serves as Executive Vice President and Managing Director of NorthStar Asset Management Group, Ltd, a wholly owned subsidiary of NorthStar and parent company of the Advisor, a position he has held since June 2014. Mr. Kauff is also Executive Vice President of NorthStar Realty, a position he has held since 2006 and previously served as Vice President since 2004. Mr. Kauff’s responsibilities since NorthStar Realty’s initial public offering in 2004 have included overseeing all tax and structuring for NorthStar Realty and NorthStar, their subsidiaries and affiliates. Over the past 20 years, Mr. Kauff has been instrumental in advising, implementing and closing in excess of  $    billion of real estate transactions, with a primary focus on executing complex tax and finance strategies. He has extensive experience in the area of REITs, partnerships, real estate corporate finance, real estate securitizations and global tax structures. Since 2010, Mr. Kauff has also been President of NorthStar Capital Investment Corp., the predecessor company to NorthStar Realty and served as Vice President prior to that. Prior to joining NorthStar, Mr. Kauff worked for Arthur Anderson LLP and Price Waterhouse LLP in their Real Estate and Hospitality Services groups, where he specialized in transaction consulting, providing tax and financial structuring advice to real estate private equity clients. Mr. Kauff received a Bachelor of Business Administration from Temple University and a Juris Doctor from Fordham University School of Law. Mr. Kauff is admitted to practice law in the State of New York, the United States Tax Court and the Supreme Court of the United States.

David S. Fallick.   Mr. Fallick is a member of the Advisor’s investment committee and serves as Global Head of Real Estate Finance of NorthStar Asset Management Group, Ltd, a wholly owned subsidiary of NorthStar and parent company of the Advisor, a position he has held since June 2014. He is responsible for the build out and management of NorthStar’s asset management business in Luxembourg in addition to overseeing NorthStar’s portfolio management and servicing business. Mr. Fallick has nearly 25 years of commercial real estate experience. Prior to joining NorthStar, from April 2002 to March 2014, he was head of the Structured Transactions Group at Bank of America Merrill Lynch, where he was responsible for originating, structuring, closing and distributing CMBS transactions that ranged in size from $100 million to multi-billion dollars. From 1994 to 2002, Mr. Fallick served as the Co-head of the Commercial Mortgage Backed Securities Group at Standard & Poor’s Structured Finance Ratings. Mr. Fallick received a Bachelor of Arts degree from Emory University and a Master of Business Administration in Finance from New York University.
The Advisor will rely upon NorthStar’s and its affiliates’ investment professionals including the members of the investment committee and other professionals. See “Management of the Trust and the Master Fund — Board of Trustees and Executive Officers.” In addition, NorthStar may retain additional investment personnel following the date on which the Trust commences operations based upon its needs.
The compensation of the members of the investment committee is paid by the Advisor or its affiliates, and includes an annual base salary and may include a discretionary annual bonus. In addition, certain investment committee members indirectly hold equity interests in NorthStar or its affiliates and may receive distributions in profits in respect of those interests.
None of the investment committee members is a direct beneficial owner of Shares.
Portfolio Managers
Other Accounts Managed by the Portfolio Managers
The portfolio managers primarily responsible for the day-to-day management of the Master Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of            , 2016: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.
	Number of Accounts	Assets of Accounts (in thousands)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)
David T. Hamamoto
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	4	6,126,536	4	6,126,536
Other Accounts	2	18,972,248	2	18,972,248
Daniel R. Gilbert
Registered Investment Companies	0	0	0	0
Pooled Investment Vehicles Other Than Registered Investment Companies	4	6,126,536	4	6,126,536
Other Accounts	2	18,972,248	2	18,972,248
Albert Tylis
Registered Investment Companies	0	0	0	0
Pooled Investment Vehicles Other Than Registered Investment Companies	4	6,126,536	4	6,126,536
Other Accounts	2	18,972,248	2	18,972,248

	Number of Accounts	Assets of Accounts (in thousands)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)
Steven B. Kauff
Registered Investment Companies	0	0	0	0
Pooled Investment Vehicles Other Than Registered Investment Companies	4	6,126,536	4	6,126,536
Other Accounts	2	18,972,248	2	18,972,248
David S. Fallick
Registered Investment Companies	0	0	0	0
Pooled Investment Vehicles Other Than Registered Investment Companies	4	6,126,536	4	6,126,536
Other Accounts	2	18,972,248	2	18,972,248
Compensation of Portfolio Managers
The Advisor’s investment personnel are not employed by the Trust or the Master Fund and receive no direct compensation from the Trust or the Master Fund in connection with their investment management activities.
Securities Ownership of Portfolio Managers
The following table shows the dollar range of equity securities in the Trust beneficially owned by each member of the Advisor’s investment committee as of            , 2016 based on the initial public offering price of  $9.47 per Share.
Name of Investment Committee Member	Dollar Range of Equity Securities in the Trust(1)
David T. Hamamoto	None
Daniel R. Gilbert	None
Albert Tylis	None
Steven B. Kauff	None
David S. Fallick	None

(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 –  $50,000, $50,001 –  $100,000, $100,001 –  $500,000, $500,001 –  $1,000,000 or over $1,000,000.

Trust and Master Fund Expenses
The Advisors bear all of their own costs incurred in providing investment advisory services to the Trust and the Master Fund. As described below, however, the Master Fund bears all other expenses incurred in the business of the Master Fund, including amounts that the Master Fund reimburses to the Advisors for certain administrative services that the Advisors provide or arrange at their expense to be provided to the Master Fund pursuant to the Master Fund Advisory Agreement and the Master Fund Co-Advisory Agreement, as applicable. Similarly, the Trust directly bears all expenses incurred in its operation, including amounts that the Trust reimburses to the Advisors for services provided under the Trust Advisory Agreement and the Trust Co-Advisory Agreement, as applicable, and the Trust indirectly bears its pro rata portion of all expenses incurred by the Master Fund based on its ownership of Master Fund Shares, including amounts that the Master Fund reimburses to the Advisors for services provided under the Master Fund Advisory Agreement, amounts that the Master Fund reimburses to the Co-Advisor for services provided under the Master Fund Co-Advisory Agreement and amounts payable to third-party service providers engaged by the Advisors on behalf of the Master Fund to provide, among other services, pricing services and accounting services. The services provided pursuant to the Trust Advisory Agreement, the Trust Co-Advisory Agreement, the Master Fund Advisory Agreement and the Master Fund Co-Advisory Agreement include providing office space and other support services, maintaining and preserving certain records, preparing and filing various materials with state and U.S. federal regulators, providing general ledger accounting, fund accounting, legal services, investor relations and other administrative services and arranging for payment of the Trust’s and the Master Fund’s expenses.
Expenses borne directly and, through its investment in the Master Fund, indirectly by the Trust include:
•
corporate and organization expenses relating to offerings of Shares and Master Fund Shares, as applicable;

•
the cost of calculating the NAV of Shares and Master Fund Shares, including the cost of any third-party pricing or valuation services;

•
the cost of effecting sales and repurchases of Shares, Master Fund Shares and other securities;

•
the Management Fee and Incentive Fee;

•
investment related expenses (e.g., expenses that, in the Advisor or the Co-Advisor’s discretion, are related to the investment of the Master Fund’s assets, whether or not such investments are consummated), including (as applicable), but not limited to, brokerage commissions, interest expenses, dividends on securities sold but not yet purchased, investment-related travel and lodging expenses and research-related expenses and other due diligence expenses;

•
the distribution and servicing fee;

•
professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants and other experts;

•
fees and expenses relating to software tools, programs or other technology (including risk management software, fees to risk management services providers, third-party software licensing, implementation, data management and recovery services and custom development costs);

•
research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

•
all costs and charges for equipment or services used in communicating information regarding the Master Fund’s transactions among the Advisors and any custodian or other agent engaged by the Master Fund;

•
transfer agent and custodial fees;

•
all costs associated with the provision of information technology services;

•
fees and expenses associated with marketing efforts;

•
federal and any state registration or notification fees;

•
federal, state and local taxes;

•
fees and expenses of the Independent Trustees;

•
the costs of preparing, printing and mailing reports, notices and other communications, including proxy statements, shareholder reports and notices or similar materials, to Shareholders and the Master Fund Shareholders;

•
fidelity bond, Trustees and officers/errors and omissions liability insurance and other insurance premiums;

•
direct costs such as printing, mailing, long distance telephone and staff;

•
routine non-compensation overhead costs, including rent, office supplies, utilities and capital equipment incurred by the Advisors in performing administrative services for the Trust and Master Fund;

•
legal expenses (including those expenses associated with preparing the Trust’s and the Master Fund’s public filings, attending and preparing for Board and Master Fund Board meetings, as applicable, and generally serving as counsel to the Trust and the Master Fund);

•
compliance expenses for the Trust and the Master Fund, including the cost of third-party service providers and any compliance program audit programs;

•
external accounting expenses (including fees and disbursements and expenses related to the annual audit of the Trust and the Master Fund and the preparation of the Trust’s and the Master Fund’s tax information);

•
costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act of 2002;

•
costs associated with the Trust’s and the Master Fund’s chief compliance officer and chief financial officer;

•
all other expenses incurred by the Trust, the Master Fund or the Advisors in connection with administering the Trust’s and the Master Fund’s respective businesses, including expenses incurred by the Advisors in performing administrative services for the Trust or the Master Fund, the allocable portion (subject to review by the Board or Master Fund Board, as appropriate) of the compensation overhead of administrative personnel paid by the Advisors, to the extent such personnel members are not controlling persons of the Advisors or any of their affiliates, and the cost of any third-party service providers engaged to assist the Advisors with the provision of administrative services, subject to the limitations included in the Trust Advisory Agreement, the Trust Co-Advisory Agreement, the Master Fund Advisory Agreement and the Master Fund Co-Advisory Agreement; and

•
any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Trust’s and the Master Fund’s respective organizational documents.

Except as otherwise described in this prospectus, the Advisors will be reimbursed by the Master Fund or the Trust, as applicable, for any of the above expenses that they pay on behalf of the Master Fund or the Trust, including administrative expenses they incur on such entity’s behalf.
Organization and Offering Costs
The Advisor and its affiliates have incurred organization and offering costs, on the Trust’s behalf, of approximately $          as of            , 2016. The Advisor and its affiliates are entitled to receive reimbursement for costs paid on behalf of the Trust. The Trust records organization and offering costs each period based upon an allocation determined by the Advisor based on its expectation of total organization and offering costs to be reimbursed. As of February 3, 2016, no organization and offering costs have been allocated to the Trust.

Organization costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Trust’s organization. These costs are expensed as incurred. The Trust’s offering costs include, among other things, legal, accounting, printing and other expenses pertaining to this offering. The Trust has charged offering costs against capital in excess of par value on the balance sheet.
The Trust will reimburse the offering expenses incurred by the Advisor and its affiliates on the Trust’s behalf. However, the Advisor has agreed to limit the amount of  “Organization and Offering Expenses” incurred by the Trust to 1.0% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees. Any reimbursements of organization and offering expenses by the Trust will not exceed actual expenses incurred by the Advisor and its affiliates, and the Advisor is responsible for the payment of the Trust’s cumulative organization and offering expenses to the extent they exceed 1.0% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees.
Ongoing Distribution and Servicing Fee
In accordance with the Dealer Manager Agreement, the Participating Dealer Agreement and the Distribution and Shareholder Servicing Plan, beginning the first month after the close of the offering, Shares will be subject to a distribution and servicing fee at an annualized rate of 1.0% of the NAV per Share in order to compensate the dealer manager and participating broker-dealers and investment representatives for services and expenses related to the marketing, sale and distribution of the Trust. Because the distribution and servicing fee is paid out of Trust assets on a monthly basis, over time these fees will increase the cost of an investment.
The Trust will cease incurring a distribution and servicing fee at the earlier of: (i) the date at which the underwriting compensation from all sources, including the distribution and servicing fees and underwriting compensation paid by the Trust and Shareholders, equals 8.0% of the gross proceeds from the offering, (ii) the date when the Distribution and Shareholder Servicing Plan between the Trust and the dealer manager terminates or is not continued, or (iii) the date at which a liquidity event occurs.
During the period when the Shares are subject to the distribution and servicing fee, distributions paid with respect to all Shares, including those issued pursuant to the DRP, will be reduced because the amount available for distributions will be reduced by the amount of distribution and servicing fees paid.
Beginning the second calendar quarter after the close of the offering, the dealer manager may, in its discretion, re-allow to participating broker-dealers and investment representatives up to 100.0% of the distribution and servicing fee for services that such broker-dealers perform in connection with the distribution of the Trust.
The distribution and servicing fee will accrue daily and be paid monthly in arrears. The distribution and servicing fee is payable with respect to all Shares.

Management and Incentive Fees
The Trust does not incur a separate management fee or incentive fee under the Trust Advisory Agreement for so long as the Trust has a policy to invest all or substantially all of its assets in the Master Fund, but the Trust and its Shareholders are indirectly subject to the Management Fee and Incentive Fee paid to the Advisor by the Master Fund. Pursuant to the Master Fund Advisory Agreement, and in consideration of the advisory services provided by the Advisor to the Master Fund, the Advisor is entitled to a fee consisting of two components — the management fee and the incentive fee. The Master Fund Co-Advisory Agreement provides that the Co-Advisor will receive a portion of the Management Fee and Incentive Fee payable to the Advisor under the Master Fund Advisory Agreement. On an annualized basis, the Advisor (and not the Trust or Master Fund) will pay to the Co-Advisor a co-advisory fee at a maximum rate of 50% of all fees payable to the Advisor under the Master Fund Advisory Agreement with respect to each year, payable to the Co-Advisor quarterly in arrears.
Management Fee
The Management Fee is calculated and payable quarterly in arrears at the annual rate of 2.0% of the Master Fund’s average gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters (and, in the case of the Trust’s first quarter, the gross assets as of such quarter-end). The Management Fee may or may not be taken in whole or in part at the discretion of the Advisor. All or any part of the Management Fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter prior to the occurrence of a liquidity event as the Advisor may determine. The Management Fee for any partial quarter will be appropriately prorated.
Incentive Fee
The Incentive Fee will be calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, measured quarterly and expressed as a rate of return on the value of the Master Fund’s adjusted capital, at the beginning of the most recently completed quarter, equal to 1.75% per quarter (7.0% annualized), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Master Fund’s operating expenses for the quarter (including the Management Fee, expenses reimbursed to the Advisor under the Master Fund Administration Agreement and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the offering and organization expenses and the Incentive Fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Master Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Master Fund from the sale of Master Fund shares (including pursuant to the Master Fund’s distribution reinvestment plan), reduced by distributions to investors that represent a return of capital and amounts paid in connection with repurchases of Master Fund Shares pursuant to the Master Fund’s share repurchase program.
The calculation of the Incentive Fee for each quarter is as follows:
•
No Incentive Fee is payable in any calendar quarter in which the Master Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.75%;

•
100% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized) is payable to the Advisor. This portion of the Master Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.1875% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Advisor with an incentive fee of 20.0% on all of the Master Fund’s pre-incentive fee net investment income when the Master Fund’s pre-incentive fee net investment income reaches 2.1875% in any calendar quarter; and

•
20.0% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to the Advisor once the hurdle rate is reached and the catch-up is achieved (20.0% of all the Master Fund’s pre-incentive fee net investment income thereafter is allocated to the Advisor).

Example 1: Master Fund’s Incentive Fee on Income for Each Calendar Quarter
Scenario 1
Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.00%
Hurdle rate(1) = 1.75%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income (investment income – (base management fee + other expenses) = 1.30%
Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no incentive fee on income payable.
Scenario 2
Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.60%
Hurdle rate(1) = 1.75%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income (investment income – (base management fee + other expenses) = 1.9%
Incentive fee on income = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)
= 100% × (1.9% – 1.75%)
= 0.15%
Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the incentive fee on income is 0.20%.
Scenario 3
Assumptions
Investment income (including interest, dividends, fees, etc.) = 3.2%
Hurdle rate(1) = 1.75%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income (investment income – (base management fee + other expenses) = 2.5%
Catch up = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

Incentive fee on income = 100% × “catch-up” + (20.0% × (pre-incentive fee net investment income – 2.1875%))
Catch up = 2.1875% – 1.75%
= 0.4375%
Incentive fee on income = (100% × 0.4375%) + (20% × (2.5% – 2.1875%))
= 0.4375% + (20% × 0.3125%)
= 0.4375% + 0.0625%
= 0.5%
Pre-incentive fee net investment income exceeds the hurdle rate and fully satisfies the “catch-up” provision, therefore the incentive fee on income is 0.5%.

(1)
Represents 7.0% annualized hurdle rate.

(2)
Represents 2% annualized base management fee on gross assets. Examples assume assets are equal to adjusted capital.

(3)
Excludes organization and offering expenses.

(4)
The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all pre-incentive fee net investment income when net investment income exceeds 2.1875% in any calendar quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:
Quarterly Incentive Fee on
Master Fund’s Pre-Incentive Fee Net Investment Income
(expressed as a percentage of average adjusted capital)

Percentage of Pre-Incentive Fee Net Investment Income Allocated to Quarterly Incentive Fee
These calculations will be appropriately prorated for any period of less than three months.
The fees that are payable under the Master Fund Advisory Agreement for any partial period will be appropriately prorated.
The Advisor may elect to defer or waive all or a portion of the fees that would otherwise be paid to it in its sole discretion. Any portion of a fee not taken as to any month, quarter or year will be deferred without interest and may be taken in any such other month prior to or upon the occurrence of a liquidity transaction as the Advisor may determine in its sole discretion.

Approval of the Advisory Agreements
The Trust Advisory Agreement and Trust Co-Advisory Agreement were approved by the Board on            , 2016 and will become effective upon the Trust’s commencement of operations. Each such approval was made in accordance with, and on the basis of an evaluation satisfactory to the Board as required by, Section 15(c) of the 1940 Act and applicable rules and regulations thereunder, including a consideration of, among other factors, (i) the nature, quality and extent of the advisory and other services to be provided under the agreements, (ii) the investment performance of the personnel who manage investment portfolios with objectives similar to the Trust’s, (iii) comparative data with respect to advisory fees or similar expenses paid by other investment companies with similar investment objectives and (iv) information about the services to be performed and the personnel performing such services under each of the agreements.
Unless earlier terminated, as described below, the Trust Advisory Agreement and the Trust Co-Advisory Agreement will remain in effect for a period of two years from the date they first become effective and will remain in effect from year-to-year thereafter if approved annually by the Board or by the affirmative vote of the holders of a majority of the Trust’s outstanding securities, including in either case, approval by a majority of the Trust’s Trustees who are not interested persons, as defined by the 1940 Act (i.e., the Independent Trustees). Mutual written consent and an affirmative vote of a majority of the Board or the holders of a majority of the Trust’s outstanding voting securities and, in either case, the vote of a majority of the Trust’s Independent Trustees, are also necessary in order to make material amendments to the Trust Advisory Agreement and Trust Co-Advisory Agreement.
The Master Fund Advisory Agreement and Master Fund Co-Advisory Agreement were approved by the Master Fund Board on             , 2016 and will become effective upon the date that the registration statement of any investment company registered under the 1940 Act that has a principal investment strategy of investing substantially all of its assets in the Master Fund is declared effective by the SEC. Each such approval was made in accordance with, and on the basis of an evaluation satisfactory to the Board as required by, Section 15(c) of the 1940 Act and applicable rules and regulations thereunder, including a consideration of, among other factors, (i) the nature, quality and extent of the advisory and other services to be provided under the agreements, (ii) the investment performance of the personnel who manage investment portfolios with objectives similar to the Master Fund’s, (iii) comparative data with respect to advisory fees or similar expenses paid by other investment companies with similar investment objectives and (iv) information about the services to be performed and the personnel performing such services under each of the agreements.
Unless earlier terminated, as described below, the Master Fund Advisory Agreement and the Master Fund Co-Advisory Agreement will remain in effect for a period of two years from the date they first become effective and will remain in effect from year-to-year thereafter if approved annually by the Master Fund Board or by the affirmative vote of the holders of a majority of the Master Fund’s outstanding securities, including in either case, approval by a majority of the Master Fund’s Trustees who are not interested persons, as defined by the 1940 Act (i.e., the Independent Trustees). Mutual written consent and an affirmative vote of a majority of the Master Fund Board or the holders of a majority of the Trust’s outstanding voting securities and, in either case, the vote of a majority of the Master Fund’s Independent Trustees, are also necessary in order to make material amendments to the Master Fund Advisory Agreement and Master Fund Co-Advisory Agreement.
A further discussion regarding the basis of the Board’s approval of the Trust Advisory Agreement and the Trust Co-Advisory Agreement and the Master Fund Board’s approval the Master Fund Advisory Agreement and the Master Fund Co-Advisory Agreement will be available in the Trust’s first annual or semi-annual report to Shareholders and in the Master Fund’s first annual or semi-annual report to Master Fund Shareholders, respectively.

Determination of Net Asset Value
The Trust intends to determine the NAV of Shares bi-monthly and at the end of each quarter during its offering period and quarterly thereafter, based on the value of its interest in the Master Fund using the NAV of Master Fund Shares provided by the Master Fund. The Trust will calculate NAV per Share by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Trust (the value of its securities, including its Master Fund Shares, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding Shares. The Trust will utilize the NAV of the Master Fund Shares as determined by the Master Fund in accordance with the methodology described below in determining the NAV of the Shares.
The Master Fund will calculate NAV per Fund Share by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Master Fund (the value of investments, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding Master Fund Shares. The Master Fund’s assets and liabilities are valued in accordance with the principles set forth below.
The Master Fund’s Valuation Committee, consisting of personnel from each of the Advisors whose membership on the Valuation Committee was approved by the Master Fund Board, values the Master Fund’s assets in good faith pursuant to the Master Fund’s valuation policy and consistently applied valuation process, which was developed by the Master Fund’s Valuation Committee and approved by the Master Fund Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Master Fund Board has adopted policies and procedures for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Valuation Committee. On a quarterly basis, the Master Fund’s audit committee reviews and the Master Fund Board ratifies the valuation determinations made with respect to the Master Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Master Fund’s valuation process.
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
When determining the fair value of an asset, the Valuation Committee seeks to determine the price that would be received from the sale of the asset in an orderly transaction between market participants at the measurement date, in accordance with ASC Topic 820. Fair value determinations are based upon all available inputs that the Valuation Committee deems relevant, which may include indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts for the investment, and valuations prepared by independent valuation firms. However, determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Master Fund’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Master Fund’s consolidated financial statements.
There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each investment while employing a valuation process that is consistently followed. Determinations of fair value involve subjective judgments and estimates.

The Master Fund expects that its portfolio will primarily consist of investments that are not actively traded in the market and for which quotations may not be available. For the purposes of calculating NAV, the Valuation Committee uses the following valuation methods:
Investments where a market price is readily available:
Generally, the value of any equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security. Loans or investments traded over the counter and not listed on an exchange are valued at a price obtained from third-party pricing services, including, where appropriate, multiple broker dealers, as determined by the Valuation Committee.
Investments where a market price is not readily available:
For investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Master Fund will value such investments at fair value as determined in good faith by the Master Fund Board, with assistance from the Valuation Committee, in accordance with the Master Fund’s valuation policy.
In making its determination of fair value, the Valuation Committee may retain and rely upon valuations obtained from independent valuation firms; provided that the Valuation Committee shall not be required to determine fair value in accordance with the valuation provided by any single source, and the Valuation Committee shall retain the discretion to use any relevant data, including information obtained from any independent third-party valuation or pricing service, that the Valuation Committee deems to be reliable in determining fair value under the circumstances.
In addition to the foregoing, on a quarterly basis, an independent valuation firm will evaluate certain investments for which a market price is not readily available. Finally, unless the NAV and other aspects of such investments exceed certain thresholds, an independent valuation firm would not undertake such an evaluation.
Below is a description of factors that may be considered when valuing the Master Fund’s CRE investments, where a market price is not readily available:
•
the size and scope of the CRE investment and its specific strengths and weaknesses;

•
rental income, related rental income, expense amounts and expense growth rates;

•
discount rates and capitalization rates;

•
an analysis of recent comparable sales transactions;

•
bona fide third party purchase offers and sale negotiations;

•
prevailing interest rates for like securities;

•
expected volatility in future interest rates;

•
leverage;

•
call features, put features and other relevant terms of the debt;

•
the borrower’s ability to adequately service its debt;

•
the fair value of the CRE investment in relation to the face amount of its outstanding debt;

•
the quality of collateral securing the Master Fund’s CRE debt investments;

•
industry multiples including but not limited to earnings before interest, tax, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in some cases, book value or liquidation value; and

•
other factors deemed applicable.

All of these factors may be subject to adjustments based upon the particular circumstances of an investment or the Master Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners, or acquisition, recapitalization and restructuring expenses or other related or non-recurring items. The choice of analyses and the weight assigned to such factors may vary across investments and may change within an investment if events occur that warrant such a change.
While the Master Fund’s valuation policy is intended to result in a calculation of the Master Fund’s NAV that fairly reflects investment values as of the time of pricing, the Master Fund cannot ensure that fair values determined by the Valuation Committee would accurately reflect the price that the Master Fund could obtain for an investment if it were to dispose of that investment as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Master Fund may differ from the value that would be realized if the investments were sold. The Master Fund periodically benchmarks the bid and ask prices received from independent valuation firms and/or dealers, as applicable, and valuations received from the independent valuation firms against the actual prices at which it purchases and sells its investments. The Master Fund believes that these prices will be reliable indicators of fair value.
In connection with each Bi-Monthly Closing, the Board will make a determination, no longer than forty-eight (48) hours prior to the time that each Bi-Monthly Closing and sale is made, that the offering price per Share, after deduction of selling commissions and dealer manager fees, is not below the Trust’s then-current NAV per Share. The Board will consider the following factors, among others, in making such determination:
•
the Trust’s and the Master Fund’s NAV per Share disclosed in the most recent periodic report the Trust filed with the SEC;

•
the Valuation Committee’s assessment of whether any material change in the NAV per Share has occurred (including through the realization of net gains on the sale of the Master Fund’s investments), or any material change in the fair value of the Master Fund’s investments has occurred, in each case, from the period beginning on the date of the most recently disclosed NAV per Share to the period ending at a time within 48 hours (excluding Sundays and holidays) prior to the date of the closing on and sale of Shares; and

•
the magnitude of the difference between (i) a value that the Board or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) NAV, which is based upon the NAV per Share disclosed in the most recent periodic report that the Trust filed with the SEC, as adjusted to reflect management’s assessment of any material change in the NAV per Share since the date of the most recently disclosed NAV per Share, and (ii) the offering price per Share in the offering.

The Valuation Committee intends to provide the Board, or a committee thereof, with all of the information required by it to make a determination that the Trust is not selling Shares at a price which, after deducting selling commissions and dealer manager fees, is below the then-current NAV at the time at which the sale of such shares is made. To the extent that there is even a remote possibility that the Trust issues Shares at a price which, after deducting selling commissions and dealer manager fees, is below the then-current NAV per Share, the Board, or a committee thereof, will elect either to postpone the closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to calculate the NAV within 48 hours of the issuance of its Shares in order to ensure that it will not be at a price which, after deducting selling commissions and dealer manager fees, is below the NAV per Share.
Promptly following any adjustment to the offering price per Share offered pursuant to this prospectus, the Trust will update this prospectus by filing a prospectus supplement with the SEC. Valuations of Master Fund investments will be disclosed quarterly in reports filed with the SEC. The Trust will also make updated information available via the Trust’s website.

Conflicts of Interest
Affiliates’ Interests in NorthStar and Its Affiliates
General
The Advisors are indirect subsidiaries of the Trust’s sponsor, NorthStar, a Delaware corporation organized to provide, through its subsidiaries, asset management and other services to the Managed Companies. On June 30, 2014, NorthStar Realty completed the spin-off of its asset management business into NorthStar and NorthStar became a separate publicly-traded company, with its common stock listed on the NYSE, under the ticker symbol “NSAM.” As a result of the completion of the spin-off, affiliates of NorthStar now manage NorthStar Realty pursuant to a long-term management contract for an initial term of 20 years, as well as the other Managed Companies pursuant to separate advisory agreements, each having a one year term that is renewable annually. As of September 30, 2015, NorthStar, a leading global asset management firm, has approximately $38 billion in assets under management, as adjusted for acquisitions and commitments to purchase through November 4, 2015, that focuses on strategically managing real estate and alternative investment platforms in the United States and internationally. As of September 30, 2015, NorthStar and its affiliates had approximately 360 employees located domestically and internationally, with its principal executive offices located in New York, New York and additional offices in Cleveland, Ohio, Denver, Colorado, Dallas, Texas, Bethesda, Maryland, Los Angeles, California, San Francisco, California, London, England, Luxembourg, Jersey, Hong Kong and Bermuda.
NorthStar currently sponsors four other public non-traded investment vehicles, NorthStar Income, NorthStar Income II, NorthStar Healthcare and NorthStar/RXR (as a co-sponsor). NorthStar Income and NorthStar Healthcare successfully completed their continuous public offerings in July 2013 and December 2015, respectively, and have invested substantially all of their offering proceeds; however, NorthStar Income and NorthStar Healthcare may make investments in the future with proceeds from the sale or repayment of existing investments. NorthStar Income II’s initial public offering of up to $1,500,000,000 in shares of common stock to the public at $10.00 per share and $150,000,000 in common stock pursuant to its DRP at $9.50 per share was initially declared effective by the SEC in May 2013. NorthStar Income II’s offering is expected to terminate on May 6, 2016, unless extended by its board of directors. In addition, on February 9, 2015, NorthStar/RXR, a program co-sponsored by NorthStar, had its Registration Statement on Form S-11 for a proposed initial public offering of up to $2.0 billion of common stock declared effective by the SEC. As a result, it is expected that NorthStar Income II and NorthStar/RXR will be engaged in their respective public offerings for some period of time during which this offering is also ongoing. None of these prior programs are registered under 1940 Act. NorthStar Income and NorthStar Income II have invested and are expected to continue to invest in assets similar to those in which the Master Fund will be investing.
The Trust’s and the Master Fund’s executive officers and certain of the Trustees may also be officers, directors and managers of NorthStar, NorthStar Securities and other affiliates of NorthStar, including NorthStar Income, NorthStar Income II, NorthStar Healthcare, NorthStar/RXR, NorthStar Real Estate Capital Income Fund, NorthStar Real Estate Capital Income Master Fund, NorthStar Corporate Income Fund, NorthStar Corporate Income Fund-T and NorthStar Corporate Income Master Fund. These persons have legal obligations with respect to those entities that are similar to their obligations to the Trust and the Master Fund. In the future, these persons and other affiliates of NorthStar may organize other debt-related programs and acquire for their own account debt-related investments that may be suitable for the Master Fund. The Trustees are not restricted from engaging for their own account in business activities of the type conducted by the Master Fund. In addition, NorthStar may grant equity interests in the Advisors to certain personnel performing services for the Advisors and NorthStar Securities.
Allocation of Affiliates’ Time
The Master Fund relies on NorthStar’s key executive officers and employees who act on behalf of the Advisors, including Messrs. Hamamoto, Gilbert, Tylis, Kauff and Fallick, for the day-to-day operation of the Master Fund’s business. Messrs. Hamamoto, Gilbert, Tylis, Kauff and Fallick are also executive officers of NorthStar or other affiliates of NorthStar, and are made available to the Advisors pursuant to the

Staffing Agreements. As a result of their interests in other affiliates of NorthStar, their obligations to other investors and the fact that they engage in and they will continue to engage in other business activities on behalf of themselves and others, Messrs. Hamamoto, Gilbert, Tylis, Kauff and Fallick will face conflicts of interest in allocating their time among the Trust and the Master Fund, the Advisors and other affiliates of NorthStar and other business activities in which they are involved. However, the Trust and the Master Fund believe that the Advisors and their affiliates have sufficient resources and personnel to fully discharge their responsibilities to the Trust and the Master Fund and any other affiliates of NorthStar that they advise and manage.
Lack of Separate Representation.    Clifford Chance US LLP has acted as special U.S. federal income tax counsel to the Trust and the Master Fund in connection with this offering and is counsel to the Trust, the Master Fund, the dealer manager and the Advisors in connection with this offering and may in the future act as counsel for each such company. Clifford Chance US LLP also currently and may in the future serve as counsel to certain affiliates of the Advisors in matters unrelated to this offering. There is a possibility that in the future the interests of the various parties may become adverse. In the event that a dispute were to arise between the Trust, the Master Fund, the dealer manager, the Advisors, or any of their affiliates, separate counsel for such parties would be retained as and when appropriate.
Lack of Information Barriers.    There are no information barriers amongst the Advisors and certain of their affiliates, including the Master Fund. If the Advisors were to receive material non-public information about a particular company, or have an interest in investing in a particular company, the Advisors or certain of their affiliates, including the Master Fund, may be prevented from investing in such company. Conversely, if the Advisors or certain of their affiliates were to receive material non-public information about a particular company, or have an interest in investing in a particular company, the Master Fund may be prevented from investing in such company.
The risk may affect us more than it does other investment vehicles, as the Advisors and their affiliates generally do not use information barriers that many firms implement to separate persons who make investment decisions from others who might possess material, non-public information that could influence such decisions. The Advisors’ decision not to implement these barriers could prevent their investment professionals from undertaking certain transactions such as advantageous investments or dispositions that would be permissible for them otherwise. In addition, the Advisors could in the future decide to establish information barriers, particularly as their business expands and diversifies.
Policies and Procedures for Managing Conflicts; Allocation of Investment Opportunities
The Advisors and their affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Advisors’ fiduciary obligations to the Master Fund and their similar fiduciary obligations to other clients. For example and as discussed in further detail below, the Advisors have adopted policies and procedures that seek to allocate investment opportunities between the Master Fund and its other clients fairly and equitably over time. Nonetheless, an investment opportunity that is suitable for multiple clients of the Advisors and their affiliates, including the Master Fund, may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed on some clients by the 1940 Act. There can be no assurance that the Advisors’ or their affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Master Fund. Not all conflicts of interest can be expected to be resolved in the Master Fund’s favor.
Allocation of Investment Opportunities by the Advisors.    The principals of the Advisors have managed and will continue to manage investment vehicles with similar or overlapping investment strategies. In order to address these issues, the Advisors have put in place an investment allocation policy to ensure that investment opportunities are allocated between the Master Fund and the Advisors’ other clients on a fair and equitable basis. In particular, it is expected that any potential investments sourced by the Co-Advisor will be presented to the Advisor’s investment committee for approval. The Advisor’s investment committee will then allocate the investment opportunities presented to it among the Master Fund and the other Managed Companies.

Allocation of Investment Opportunities by NorthStar.    The Master Fund will rely on the Advisors or their affiliates’ investment professionals to identify suitable investment opportunities for the Master Fund as well as the other Managed Companies. The Master Fund’s investment strategy may be similar to that of, and may overlap with, the investment strategies of the other Managed Companies, managed, advised or sub-advised by the Advisors and their affiliates, which collectively are referred to as NorthStar. Certain of the Managed Companies, including the Master Fund, as well as other companies, funds or vehicles that may be co-sponsored, co-branded and co-founded by, or subject to a strategic relationship between, NorthStar or one of its affiliates, on the one hand, and a strategic or joint venture partner of NorthStar, or a partner, on the other, which are referred to collectively as the Strategic Vehicles. Therefore, many investment opportunities sourced by NorthStar or one or more of the partners that are suitable for the Master Fund may also be suitable for other Managed Companies and/or Strategic Vehicles.
The Master Fund relies on NorthStar’s investment professionals to identify suitable investment opportunities for the Master Fund as well as the other Managed Companies. The Master Fund’s investment strategy may be similar to that of, and may overlap with, the investment strategies of the other Managed Companies. Therefore, many investment opportunities that are suitable for the Master Fund may also be suitable for other Managed Companies.
NorthStar may allocate investment opportunities sourced by a partner directly to the associated Strategic Vehicle or, as applicable, among multiple associated Strategic Vehicles on a rotating basis, which is referred to as a Special Allocation. For all investment opportunities other than Special Allocations, NorthStar will allocate, in its sole discretion, each investment opportunity to one or more of the Managed Companies, including the Master Fund, and, as applicable, Strategic Vehicles or NorthStar, for which such investment opportunity is most suitable. When determining the entity for which an investment opportunity would be the most suitable, the factors that NorthStar may consider include, without limitation, the following:
•
investment objectives, strategy and criteria;

•
cash requirements;

•
effect of the investment on the diversification of the portfolio, including by geography, size of investment, type of investment and risk of investment;

•
leverage policy and the availability of financing for the investment by each entity;

•
anticipated cash flow of the asset to be acquired;

•
income tax effects of the purchase;

•
the size of the investment;

•
the amount of funds available;

•
cost of capital;

•
risk return profiles;

•
targeted distribution rates;

•
anticipated future pipeline of suitable investments;

•
the expected holding period of the investment and the remaining term of the Managed Company, if applicable;

•
affiliate and/or related party considerations; and

•
whether a Strategic Vehicle has received a Special Allocation.

If, after consideration of the relevant factors, NorthStar determines that an investment is equally suitable for more than one company, the investment will be allocated on a rotating basis. If, after an investment has been allocated to a particular company, including us, a subsequent event or development, such as delays in structuring or closing on the investment, makes it, in the opinion of NorthStar, more appropriate for a different entity to fund the investment, NorthStar may determine to place the investment with the more appropriate entity while still giving credit to the original allocation. In certain situations, if permitted by the 1940 Act, including SEC interpretive positions, NorthStar may determine to allow more than one Managed Company, including us, and/or a Strategic Vehicle to co-invest in a particular investment. In discharging its duties under the investment allocation, NorthStar will endeavor to allocate all investment opportunities among the Managed Companies, the Strategic Vehicles and NorthStar in a manner that is fair and equitable over time.
While these are the current procedures for allocating investment opportunities, NorthStar may sponsor or co-sponsor, co-brand or co-found additional investment vehicles in the future and, in connection with the creation of such investment vehicles or otherwise, NorthStar may revise the investment allocation policy. The result of such a revision to the investment allocation policy may, among other things, be to increase the number of parties who have the right to participate in investment opportunities sourced by NorthStar and/or its partners, thereby reducing the number of investment opportunities available to us. Changes to the investment allocation policy that could adversely impact the allocation of investment opportunities to us in any material respect may be proposed by NorthStar and must be approved by the Master Fund Board. In the event that NorthStar adopts a revised investment allocation policy that materially impacts the Master Fund’s business, the Trust will disclose this information in the reports it files publicly with the SEC, as appropriate.
The decision of how any potential investment should be allocated among the Master Fund and other Managed Companies for which such investment may be most suitable may, in many cases, be a matter of highly subjective judgment which will be made by NorthStar in its sole discretion. Shareholders may not agree with the determination and such determination could have an adverse effect on the Master Fund’s investment strategy. The Master Fund’s right to participate in the investment allocation process described above will terminate once the Master Fund is no longer advised by the Advisor or an affiliate of NorthStar.
Co-Investment Opportunities; Transactions Involving Affiliates.    From time to time, investment opportunities may arise that would be appropriate for both the Master Fund as well as other clients of the Advisors and their affiliates. To the extent permitted by the 1940 Act and interpretations of the staff of the SEC, and subject to the allocation policies of the Advisors and their affiliates, as applicable, the Advisors and their affiliates may deem it appropriate for the Master Fund and one or more other investment accounts managed by the Advisors or any of their affiliates to participate in an investment opportunity. However, due to restrictions under the 1940 Act, unless the Master Fund obtains, or can rely upon, an exemptive order from the SEC, the Master Fund will generally be unable to co-invest with, among others, certain entities affiliated with or managed by the Advisors or their affiliates, in a negotiated transaction. The fact that a type of negotiated transaction had been determined in the past to be appropriate solely for the Master Fund will not prevent a determination that a similar investment is appropriate for both the Master Fund and certain entities affiliated with or managed by the Advisors or their affiliates, in which case the investment opportunity will be allocated among these affiliated entities on a rotating basis (unless an exemptive order is obtained).
The Master Fund currently intends to rely on the exemptive application filed by certain entities affiliated with the Advisors, which seeks relief from the SEC to engage in certain types of co-investment transactions with certain affiliated entities. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Master Fund and the other participating accounts. To mitigate these conflicts, the Advisors will seek to execute such transactions for all of the participating investment accounts, including the Master Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Master Fund, the clients for which participation is appropriate and any other factors deemed appropriate. However, there can be no assurance that the entities affiliated with the Advisors will obtain such exemptive relief or that Master Fund and the Advisors will be able to rely on such exemptive relief.
In addition, under the 1940 Act, the Master Fund generally may not purchase securities or other property from (or sell them to) affiliates of the Advisors. This may limit the Master Fund’s ability to invest in companies in which funds and other clients of affiliates of the Advisors have already made significant investments.

Receipt of Fees and Other Compensation by the Advisors and Their Affiliates
The Advisors and their affiliates will, directly or indirectly, receive substantial fees from the Master Fund. These fees could influence the Advisor’s advice to the Master Fund as well as the judgment of the investment committee and management personnel of NorthStar who perform services on behalf of the Advisors, some of whom also serve as executive officers, directors and other key professionals of NorthStar. Among other matters, these compensation arrangements could affect their judgment with respect to:
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the continuation, renewal or enforcement of the Trust’s and the Master Fund’s agreements with the Advisors and their affiliates, including the Trust Advisory Agreement, the Trust Co-Advisory Agreement, the Master Fund Advisory Agreement, the Master Fund Co-Advisory Agreement and the dealer manager agreement;

•
public offerings of equity by the Trust, which entitle NorthStar Securities to dealer manager fees and will likely entitle the Advisor to increased management fees;

•
borrowings to originate and acquire investments, which borrowings will increase the Management Fee payable to the Advisor because such fee is calculated based on the Master Fund’s average gross assets, excluding cash and cash equivalents;

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recommendation of more risky or more speculative investments as such investments may increase the Incentive Fee payable to the Advisor; and

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whether the Master Fund seeks to internalize the Master Fund’s management, which may entail acquiring assets (such as office space, furnishings and technology costs) and other key professionals of NorthStar who are performing services for the Trust and the Master Fund on behalf of the Advisors for consideration that would be negotiated at that time and may result in these professionals receiving more compensation from the Trust and the Master Fund than they currently receive from NorthStar.

Duties Owed by Some of the Affiliates to the Advisors and the Advisors’ Affiliates
The Trust’s and the Master Fund’s executive officers, Trustees and other key professionals of NorthStar performing services on behalf of the Advisors may also be officers, directors, managers and other key professionals of:
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NorthStar Asset Management Group Inc., the Trust’s sponsor;

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NorthStar Asset Management Group, Ltd;

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NorthStar Realty Finance Corp. and its advisor;

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NSAM B-RECF Ltd, the Advisor;

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NSAM US-RECF, LLC, the Co-Advisor;

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NorthStar Securities LLC, the dealer manager for this offering;

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NorthStar Real Estate Income Trust, Inc. and its advisor;

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NorthStar Real Estate Income Trust II, Inc. and its advisor;

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NorthStar Healthcare Income, Inc. and its advisor;

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NorthStar/RXR New York Metro Real Estate, Inc. and its advisor;

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NorthStar Realty Europe Corp.;

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NorthStar Real Estate Capital Income Fund;

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NorthStar Real Estate Capital Income Master Fund;

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NorthStar Corporate Income Fund;

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NorthStar Corporate Income Fund-T;

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NorthStar Corporate Income Master Fund;

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NSAM B-CEF Ltd, investment advisor to NorthStar Corporate Income Fund, NorthStar Corporate Income Fund-T and NorthStar Corporate Income Master Fund; and

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Other NorthStar affiliates or Managed Companies.

As a result, they may owe duties to these entities, their shareholders, members and limited partners. These duties may from time-to-time conflict with the fiduciary duties that they owe to the Trust and the Master Fund.
Affiliated Dealer Manager
Since NorthStar Securities is an affiliate of the Advisors, Shareholders will not have the benefit of an independent due diligence review and investigation of the type normally performed by an independent underwriter in connection with an offering of securities. See “Plan of Distribution.”
The dealer manager for this offering also acts as the dealer manager for the continuous public offerings of NorthStar Income II and NorthStar/RXR. NorthStar Securities serves as dealer manager for the public offerings of shares of NorthStar Corporate Income Fund and NorthStar Corporate Income Fund-T. NorthStar Securities will also serve as the dealer manager for the public offering of shares of NorthStar Real Estate Capital Income Fund, a feeder fund of the Master Fund. In addition, future NorthStar-sponsored programs may seek to raise capital through public offerings conducted concurrently with this offering. As a result, NorthStar Securities may face conflicts of interest arising from potential competition with these other programs for investors and investment capital.

Purchases of Shares
The Trust is offering on a continuous basis up to 20,000,000 Shares. The Trust intends to terminate this offering at such time as the Master Fund has reached its maximum offering of shares, regardless of whether the Trust has sold all Shares registered in this offering. See “Plan of Distribution.”
NorthStar Realty has invested $2.0 million in the Master Fund (the “Seed Capital Investment”) in exchange for Master Fund Shares. The Master Fund Shares issued to NorthStar Realty for its Seed Capital Investment and the Master Fund Shares issued to the Trust, and any other investment company registered under the 1940 Act which has a principal investment strategy of investing substantially all of its assets in the Master Fund, possess identical characteristics, rights, priorities and preferences.
Shares will be offered through NorthStar Securities at an offering price equal to the Trust’s then current NAV per Share plus Organization and Offering Expenses, plus selling commissions and dealer manager fees of up to 2.0% and 2.0%, respectively, of the gross investment amount (the selling commissions and dealer manager fees are collectively referred to as the “Sales Load”). No selling commissions or dealer manager fees will be paid in connection with sales under the DRP. Shares will be subject to a distribution and servicing fee at an annualized rate of 1.0% of the NAV per Share. The distribution and servicing fee is considered a Trust expense and, consequently, is not included in the Sales Load. In no event will the aggregate selling commissions, dealer manager fees and distribution and servicing fees exceed 8.0% of the aggregate gross proceeds raised in the offering.
The Trust is offering to sell an aggregate number of Shares up to the maximum offering of Shares. An investor will pay selling commissions and dealer manager fees for the purchase of Shares.
Subsequent to the completion of the offering, the Trust will accept purchases of Shares as of each Bi-Monthly Closing. The Trust does not issue Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable Bi-Monthly Closing. Consequently, purchase proceeds do not represent capital of the Trust, and do not become assets of the Trust, until such date. The Trust reserves the right to reject any purchase of Shares in whole or in part. Unless otherwise required by applicable law, any amounts received in advance of a purchase ultimately rejected by the Trust will be returned to the prospective investor without interest.
To purchase Shares in this offering, an investor must complete a subscription agreement for a specific dollar amount and pay such amount at the time of subscription. Investors should make their checks payable to “NorthStar Real Estate Capital Income Fund-T.” Subscriptions will be effective only upon the Trust’s acceptance and the Trust reserves the right to reject any subscription in whole or in part. Pending acceptance of an investor’s subscription, proceeds will be deposited into an account for their benefit. An investor does not have the option of rescinding a purchase order after the Trust receives a subscription payment. The minimum initial investment is $4,000. Additional purchases must be in increments of $500, except for purchases made pursuant to the DRP or as otherwise permitted by the Trust. See “Distribution Reinvestment Plan.” By executing the subscription agreement and paying the total purchase price for the Shares subscribed for, each investor attests that he or she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms.
If an investment is made through an IRA, Keogh plan or 401(k) plan, an approved trustee must process and forward the subscription to the Trust. In such case, the Trust will send the confirmation and notice of its acceptance to the trustee.

Share Repurchase Program
The Trust does not currently intend to list its Shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, Shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. No Shareholder will have the right to require the Trust to repurchase such Shareholder’s Shares or any portion thereof. Because no public market will exist for the Shares, and none is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment prior to any liquidity transaction, other than through the Trust’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors. The Trust will use its reasonable efforts to repurchase Shares in connection with a Shareholder’s death or qualifying disability so long as such repurchase does not affect the Trust’s or Master Fund’s (i) compliance with the asset coverage requirements of the 1940 Act or (ii) qualification as a RIC.
To provide Shareholders with limited liquidity, the Trust intends to conduct quarterly repurchases of Shares. Each repurchase offer will generally be conducted in parallel with a corresponding repurchase offer made by the Master Fund with respect to Master Fund Shares. The first offer to repurchase Shares from Shareholders is expected to occur in the first full calendar quarter following the Trust’s commencement of operations. In months in which the Trust repurchases Shares, the Trust will conduct repurchases on the same date that the Trust holds its first Bi-Monthly Closing during such month for the sale of Shares in this offering. Any offer to repurchase Shares will be conducted solely through written tender offer materials mailed to each Shareholder (and not through this prospectus) in accordance with the requirements of Rule 13e-4 of the Exchange Act.
The Trust’s quarterly repurchases will be conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the Independent Trustees, such repurchases would not be in the best interests of Shareholders or would violate applicable law. The Board also will consider the following factors, among others, in making its determination regarding whether to cause the Trust to offer to repurchase Shares and under what terms:
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the effect of such repurchases on the Trust’s and/or the Master Fund’s qualification as a RIC and the REIT Subsidiary’s qualification as a REIT (including the consequences of any necessary asset sales);

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the liquidity of the Master Fund’s assets (including fees and costs associated with disposing of assets);

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the Master Fund’s investment plans;

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the Trust’s and the Master Fund’s working capital requirements;

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the Trust’s history in repurchasing Shares or portions thereof; and

•
the condition of the securities markets.

The Trust currently intends to limit the number of Shares to be repurchased on each date of repurchase to the number of Shares the Trust can repurchase with, in the Board’s sole discretion, (1) the aggregate proceeds it has received from the issuance of Shares pursuant to its DRP for the previous quarter, or (2) the aggregate proceeds it has received from the sale of Shares at the previous two Bi-Monthly Closings that occurred immediately prior to the date of repurchase. In addition, the Trust will limit the number of Shares to be repurchased in any calendar year to 20.0% of the weighted average number of Shares outstanding in the prior calendar year, or 5.0% in each quarter, though the actual number of Shares that the Trust offers to repurchase may be less in light of the limitations noted above. The Trust will offer to repurchase such Shares at a price equal to the NAV per Share in effect on each date of repurchase.
The Trust’s assets consist primarily of its interest in Master Fund Shares. Therefore, in order to finance the repurchase of Shares pursuant to its repurchase offers, the Trust may find it necessary to liquidate all or a portion of its interest in Master Fund Shares. As a result, the Trust will not conduct a repurchase offer for Shares unless the Master Fund simultaneously conducts a repurchase offer for Master Fund Shares. The members of the Board also serve on the Master Fund Board and the Master Fund Board expects that the

Master Fund will conduct repurchase offers for Master Fund Shares as necessary to permit the Trust to meet its obligations under its repurchase offers. However, there can be no assurance that the Master Fund Board or the Board will, in fact, decide to undertake any repurchase offers.
In order to tender Shares to be repurchased, a Shareholder must tender at least 25% of the Shares owned by such Shareholder. If a Shareholder chooses to tender only a portion of their Shares, the Shareholder must maintain a minimum balance of  $4,000 following a tender of Shares for repurchase. If the amount of repurchase requests exceeds the number of Shares the Trust seeks to repurchase, the Trust will repurchase Shares on a pro rata basis. As a result, the Trust may repurchase less than the full amount of Shares that a Shareholder requests to have repurchased. To the extent a Shareholder seeks to tender all of the Shares they own and the Trust repurchases less than the full amount of Shares that the Shareholder requests to have repurchased, the Shareholder may maintain a balance of less than $4,000 following such Share repurchase. If the Trust does not repurchase the full amount of Shares that a Shareholder requests to be repurchased, or the Trust determines not to make repurchases of Shares, a Shareholder may not be able to dispose of their Shares. Any periodic repurchase offers will be subject in part to the Trust’s available cash and compliance with the RIC qualification and diversification rules promulgated under the Code and the REIT Subsidiary’s compliance with the REIT qualification and diversification rules promulgated under the Code.
The Board will require that the Trust repurchase Shares or portions thereof from Shareholders pursuant to written tenders only on terms it determines to be fair to the Trust and to all Shareholders. Repurchases of Shares by the Trust will be paid in cash. Repurchases will be effective after receipt and acceptance by the Trust of all eligible written tenders of Shares from Shareholders.
When the Board determines that the Trust will offer to repurchase Shares or fractions thereof, tender offer materials will be provided to Shareholders describing the terms thereof, and containing information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity.
Any repurchase offer presented to Shareholders will remain open for a minimum of 20 business days following the commencement of the offer. In the materials that the Trust will send to Shareholders, the Trust will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the repurchase offer in order to be valid.
In order to submit Shares to be repurchased, Shareholders will be required to complete a letter of transmittal, which will be included in the materials sent to Shareholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the repurchase offer, Shareholders may withdraw their tenders by submitting a notice of withdrawal to the Trust.
The Trust will not repurchase Shares, or fractions thereof, if such repurchase will cause the Trust to be in violation of the securities or other laws of the United States, Delaware or any other relevant jurisdiction.
While the Trust intends to conduct quarterly repurchase offers as described above, the Trust is not required to do so and the Board or the Master Fund Board may amend, suspend or terminate the share repurchase program at any time. Investors have no right to require the Trust to redeem their Shares. See “Risk Factors — The Trust has no obligation to repurchase Shares at any time.”
In the event that the Advisors or any of their affiliates holds Shares in the capacity of a Shareholder, any such affiliates may tender Shares for repurchase in connection with any repurchase offer the Trust makes on the same basis as any other Shareholder.

Liquidity Strategy
The Trust and the Master Fund intend to explore a liquidity event for Shareholders approximately five years following the completion of this offering or at such earlier time as the Board and the Master Fund Board may determine, taking into consideration market conditions and other factors. Accordingly, investors should consider that they may not have access to the money they invest for an indefinite period of time until a liquidity event is completed. The Trust may determine not to pursue a liquidity event if it believes that then-current market conditions are not favorable for a liquidity event.
A liquidity event could include (i) the purchase by the Master Fund for cash of all the Trust’s Master Fund Shares at net asset value and the distribution of that cash to the Trust’s Shareholders on a pro rata basis in connection with the Trust’s complete liquidation and dissolution; (ii) subject to the approval of the shareholders of each feeder fund, including the Trust, a listing of the Master Fund Shares on a national securities exchange and the liquidation and dissolution of each feeder fund, including the Trust, at which point all shareholders of each feeder fund would become direct shareholders of the Master Fund; or (iii) a merger or another transaction approved by the Board and the Master Fund Board in which the Shareholders will receive cash or securities of a publicly-traded company. The aforementioned scenarios are referred to as “liquidity events.”
While the Trust and the Master Fund intend to explore a liquidity event approximately five years following the completion of this offering or at such earlier time as the Board and the Master Fund Board may determine, taking into consideration market conditions and other factors, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. As such, there can be no assurance that there will be a liquidity event at all.
In making a determination of what type of liquidity event is in the best interest of Shareholders, the Board and the Master Fund Board, including the Independent Trustees, may consider a variety of criteria including, but not limited to, the allocation of the Master Fund’s portfolio among various issuers and industries, portfolio performance, the Trust’s and the Master Fund’s financial condition, potential access to capital as a listed company, market conditions for the sale of the Master Fund’s assets or listing of the Master Fund’s shares, internal management considerations and the potential for Shareholder liquidity. However, the Trust and the Master Fund are not required to complete a liquidity event and may choose not to do so for an indefinite period, if at all.
Prior to the completion of a liquidity event, the Trust’s share repurchase program may provide a limited opportunity for Shareholders to have their Shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price the Shareholder paid for the Shares being repurchased. See “Share Repurchase Program” for a detailed description of the Trust’s share repurchase program.

Description of Capital Structure
The following description is based on relevant portions of the Delaware Statutory Trust Act and on the Trust’s declaration of trust and bylaws. This summary is not intended to be complete. Please refer to the Delaware Statutory Trust Act and the Trust’s declaration of trust and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus forms a part, for a more detailed description of the provisions summarized below.
Shares of Beneficial Interest
The Trust’s declaration of trust authorizes the issuance of an unlimited number of common shares of beneficial interest, par value $0.001 per Share. There is currently no market for Shares, and the Trust does not expect that a market for Shares will develop in the foreseeable future. Pursuant to the Trust’s declaration of trust and as permitted by Delaware law, Shareholders are entitled to the same limitation of personal liability extended to shareholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, or the DGCL, and therefore generally will not be personally liable for the Trust’s debts or obligations.
Set forth below is a chart describing the Trust’s securities outstanding as of            , 2016:
(1)	(2)	(3)	(4)
Title of Securities	Amount Authorized	Amount Held by the Trust or for its Account	Amount Outstanding Exclusive of Amount Under Column (3)
Common Share, $0.001 par value
Preferred Shares, $0.001 par value
Under the terms of the Trust’s declaration of trust, all Shares will have equal rights as to voting and, when consideration for Shares is received by the Trust, will be fully paid and nonassessable. Distributions may be paid to Shareholders if, as and when authorized and declared by the Board. Shares will have no preference, preemptive, appraisal, conversion, exchange or redemption rights, and will be freely transferable, except where their transfer is restricted by law or contract. The Trust’s declaration of trust provides that the Board shall have the power to repurchase or redeem shares. In the event of the Trust’s dissolution, after the Trust pays or adequately provides for the payment of all claims and obligations of the Trust, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each Share will be entitled to receive, according to its respective rights, a pro rata portion of the Trust’s assets available for distribution, subject to any preferential rights of holders of the Trust’s outstanding preferred shares, if any. Each Share will be entitled to one vote on all matters on which a vote of Shareholders is required by the 1940 Act, the Trust’s declaration of trust or a resolution of the Board. There will be no cumulative voting in the election or removal of Trustees. Under the Trust’s declaration of trust, the Trust is not required to hold annual meetings of Shareholders. The Trust only expects to hold Shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of Shareholders.
The Shares are highly illiquid and appropriate only as a long-term investment. An investment in Shares should be considered only by investors who can assess and bear the illiquidity and other risks associated with such an investment.
Preferred Shares and Other Securities
The Trust’s declaration of trust provides that the Board may, subject to the Trust’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Trust to issue securities of the Trust other than Shares (including preferred shares, debt securities or other senior securities), by action of the Board without the approval of Shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.
Preferred shares could be issued with rights and preferences that would adversely affect Shareholders. Preferred shares could also be used as an anti-takeover device. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that

(i) immediately after issuance and before any distribution is made with respect to the Shares and before any purchase of Shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of the Trust’s total assets after deducting the amount of such distribution or purchase price, as the case may be, and (ii) the holders of preferred shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares.
Number of Trustees; Appointment of Trustees; Vacancies; Removal
The Trust’s declaration of trust provides that the Board may establish the number of Trustees by a majority vote of the Trustees then in office, and that vacancies on the Board may be filled by the remaining Trustees, or if there are no Trustees then in office, by the officers of the Trust, or in any other manner permitted by the 1940 Act, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by Shareholders at a meeting at which a quorum is present. The declaration of trust also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of Shareholders holding 75.0% of the outstanding Shares, or by all of the remaining Trustees. The provisions of the declaration of trust relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees then in office.
Shareholder Voting
The Trust’s declaration of trust provides for shareholder voting as required by the 1940 Act or other applicable laws and as the Board may consider and determine necessary or desirable but otherwise permits, consistent with Delaware law, actions by the Board without seeking the consent of Shareholders. The Trust is not required to hold an annual meeting of Shareholders, but the Trust will call special meetings of Shareholders whenever required by the 1940 Act or by the terms of the declaration of trust. The declaration of trust provides that, except as may be provided in the terms of any class of shares, each outstanding Share of beneficial interest entitles the holder to one vote on all matters submitted to a vote of Shareholders, including the election of Trustees. All Shareholders of record of all classes of the Trust vote together, except where required by the 1940 Act to vote separately by class, or when the Board has determined that a matter affects only the interests of one or more classes of shares.
Amendment of Declaration of Trust and Bylaws
Subject to the provisions of the 1940 Act, pursuant to the Trust’s declaration of trust, the Board may amend the declaration of trust without any vote of Shareholders, but no amendment may be made that impairs the exemption from or limitations of personal liability granted in the declaration of trust to persons who are or have been Shareholders, Trustees, officers or employees of the Trust, or that limits the rights to indemnification, advancements of expenses or insurance provided in the declaration of trust with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the declaration of trust prior to the amendment. Pursuant to the Trust’s declaration of trust and the bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.
Pass-Through Voting on Fund Matters
Whenever the Trust, as a Master Fund shareholder, is requested to vote on matters pertaining to the Master Fund, the Trust will hold a meeting of Shareholders and vote its interest in the Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from Shareholders. The Trust shall vote Master Fund Shares for which it receives no voting instructions in the same proportion as the Shares for which it receives voting instructions.
Disclosure of Shareholder Holdings
The declaration of trust specifically requires Shareholders, upon demand, to disclose information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Trust may disclose such ownership if required by law or regulation, or as the Board may otherwise decide.

Conflict with Applicable Laws and Regulations
The Trust’s declaration of trust provides that if and to the extent that any provision of the Trust’s declaration of trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Trust as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Trust’s declaration of trust; provided, however, that such determination shall not affect any of the remaining provisions of the declaration of trust or affect the validity of any action taken or omitted to be taken prior to such determination.
Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses
Pursuant to the Trust’s declaration of trust, Trustees and officers of the Trust will not be subject in such capacity to any personal liability to the Trust or Shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty.
Except as otherwise provided in the Trust’s declaration of trust, the Trust will indemnify and hold harmless any current or former Trustee or officer of the Trust against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Trust, except for any liability arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s position, which is in accordance with the 1940 Act. The Trust will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the declaration of trust.
The Master Fund has entered into the Master Fund Advisory Agreement with the Advisor and the Trust entered into the Trust Advisory Agreement with the Advisor. The Master Fund Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Advisor is not liable for any error or judgment or mistake of law or for any loss the Master Fund suffers. Similarly, the Trust Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Advisor is not liable for any error or judgment or mistake of law or for any loss the Trust suffers.
The Trust Advisory Agreement provides that the Advisor will indemnify the Trust and any of its affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, which the Trust or any of its affiliates and controlling persons may sustain as a result of the Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder or violation of applicable law. In addition, the Master Fund Advisory Agreement provides that the Advisor will indemnify the Master Fund and any of its affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, which the Master Fund or any of its affiliates and controlling persons may sustain as a result of the Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder or violation of applicable law.
Pursuant to the Trust’s declaration of trust, the Trust will advance the expenses of defending any action for which indemnification is sought if the Trust receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Trust if it is subsequently determined that the indemnitee is not entitled to such indemnification.
Restriction on Transfer and Ownership of Shares
In order for the REIT Subsidiary to qualify as a REIT for U.S. federal income tax purposes, no more than 50% in value of the REIT Subsidiary’s shares of stock may be owned, directly or indirectly through the application of certain attribution rules under the Code, by any five or fewer individuals, as defined in the Code to include specified entities, during the last half of any taxable year other than the REIT Subsidiary’s first taxable year. In addition, the outstanding shares of the REIT Subsidiary’s stock must be owned by 100 or more persons independent of the REIT Subsidiary and each other during at least 335 days of a 12-month taxable year or during a proportionate part of a shorter taxable year, excluding the REIT Subsidiary’s first taxable year for which it elects to be taxed as a REIT.

For these purposes, the REIT Subsidiary will “look through” to the beneficial owners of the Master Fund Shares and the Shares. Accordingly, if five or fewer individuals as defined in the Code to include specified entities, during the last half of any taxable year own, directly or indirectly, more than 50% of the REIT Subsidiary’s shares through the Master Fund or the Trust, then the REIT Subsidiary’s qualification as a REIT could be jeopardized. To assist the REIT Subsidiary in qualifying as a REIT, among other purposes, the REIT Subsidiary’s charter, the Master Fund’s declaration of trust and the Trust’s declaration of trust provide restrictions regarding the ownership and transfer of the REIT Subsidiary’s shares, the Master Fund Shares and Shares which prohibit: (i) any person or entity from owning or acquiring, directly or indirectly, more than 9.8% in value of the aggregate of such entity’s then outstanding shares of capital stock or more than 9.8% in value or number of shares, whichever is more restrictive, of the aggregate of the then outstanding shares of such entity’s common stock; or (ii) any person or entity from owning or acquiring, directly or indirectly shares of the such entity’s stock to the extent such ownership would result in such entity being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise would cause such entity, or any direct or indirect subsidiary of such entity that such entity intends to qualify as a REIT, to fail to qualify as a REIT. Furthermore, the REIT Subsidiary’s charter provides restrictions regarding the ownership and transfer of the REIT Subsidiary’s share which prohibit any transfer of or other event or transaction that would result in the beneficial ownership of the REIT Subsidiary’s outstanding shares of capital stock by fewer than 100 persons (determined under the principles of Section 856(a)(5) of the Code). However, as further described below, each of these ownership restrictions is not currently applicable and may not be applicable in the future.
In particular, the Trust’s declaration of trust provides that Shares that, if transferred, would: (i) result in a violation of the 9.8% ownership limits; (ii) result in the Trust being “closely held” within the meaning of Section 856(h) of the Code; (iii) cause any direct or indirect subsidiary of the Trust that the Trust intends to qualify as a REIT to own 9.9% or more of the ownership interests in a tenant of such subsidiary; or (iv) otherwise cause a direct or indirect subsidiary of the Trust that the Trust intends to qualify as a REIT to fail to qualify as a REIT, will be transferred automatically to a trust effective as of the close of business on the business day before the purported transfer of such Shares. The Trust will designate a trustee of the trust that will not be affiliated with the Trust, the Master Fund, the REIT Subsidiary or the purported transferee or record holder. The Trust will also name a charitable organization as beneficiary of the trust. The trustee will receive all dividends and other distributions on the Shares held by the trust and will hold such dividends or distributions in trust for the benefit of the beneficiary. The trustee also will be entitled to exercise all voting rights of Shares held by the trust. Subject to Delaware law, effective as of the date that Shares have been transferred to the trustee, the trustee will have the authority (at the trustee’s sole discretion) to rescind as void any vote cast by the intended transferee prior to the Trust’s discovery that Shares have been transferred to the trustee and to recast such vote in accordance with the desires of the trustee acting for the benefit of the charitable beneficiary; provided, however, that if the Trust has already taken irreversible corporate action, then the trustee will not have the authority to rescind and recast such vote. The intended transferee will acquire no rights in such Shares, unless, in the case of a transfer that would cause a violation of the 9.8% ownership limits, the transfer is exempted (prospectively or retroactively) by the Board from the ownership limits based upon receipt of information (including certain representations and undertakings from the intended transferee) that such transfer would not cause any direct or indirect subsidiary of the Trust that the Trust intends to qualify as a REIT to violate the provisions of the Code related to such subsidiary’s qualification as a REIT.
The trustee will transfer Shares to a person whose ownership of Shares will not violate the ownership limits. The transfer will be made no later than 20 days after the later of the Trust’s receipt of notice that Shares have been transferred to the trust or the date the Trust determines that a purported transfer of Shares has occurred. Upon any such transfer, the interest of the charitable beneficiary in the Shares sold will terminate and the trustee will distribute the net proceeds of the sale to the purported transferee or holder. The purported transferee or holder will receive a per Share price equal to the lesser of  (i) the price per Share in the transaction that resulted in the transfer of such Shares to the trust (or, in the case of a gift or devise, the NAV per Share on the date of the event causing the shares to be held in trust); and (ii) the price received by the trustee net of any selling commission and expenses. The trustee may reduce the amount payable to the purported transferee or holder by the amount of dividends and other distributions which have been paid to the purported transferee or holder and are owed by the purported transferee or holder to the trustee. The charitable beneficiary will receive any excess amounts. If, prior to the Trust’s discovery that Shares have been transferred to the trustee, such Shares are sold by a purported transferee or holder, then such Shares shall be deemed to have been sold on behalf of the trust and, to the extent that the purported transferee or holder received an amount for such Shares that exceeds the amount that such purported transferee or holder was entitled to receive, such excess must be paid and aggregated to the trustee upon demand.
In addition, until the trustee has sold the Shares held in the trust, the Trust and its designees have the right to purchase any shares held by the trust at a market price equal to the lesser of  (i) the price per Share in the transaction that resulted in the transfer of such Shares to the trust (or, in the case of a gift or devise, the NAV per share at the time of the gift or devise) and (ii) the market price on the date the Trust or its designee, exercise such right. Upon a sale to the Trust, the interest of the charitable beneficiary in Shares sold will terminate and the trustee will distribute the net proceeds of the sale to the purported transferee or holder. The Trust may reduce the amount payable to the purported transferee or holder by the amount of dividends and other distributions which have been paid to the purported transferee or holder and are owed by the purported transferee or holder to the trustee. The Trust may pay the amount of such reduction to the trustee for the benefit of the charitable beneficiary.
Any person who (i) acquires or attempts to acquire Shares in violation of the foregoing restrictions or (ii) owns Shares that were transferred to any such trust, is required to give immediate written notice to the Trust of such event, and any person who purports to transfer or receive Shares subject to such limitations is required to give the Trust 15 days’ written notice prior to such purported transaction. In both cases, such persons must provide to the Trust such other information as it may request to determine the effect, if any, of such event on the REIT qualification of any direct or indirect subsidiary of the Trust that the Trust intends to qualify as a REIT. The foregoing restrictions will continue to apply until the Board determines it is no longer in the best interest of any direct or indirect subsidiary of the Trust’s best interest to attempt to, or to continue to, qualify as a REIT, or that compliance with the restrictions is no longer required for any such entity to qualify as a REIT.
The ownership limits do not apply to a person or persons that the Board exempts from the ownership limit upon appropriate assurances (including certain representations and undertakings from the intended transferee) that the ownership of Shares by such person would not cause any direct or indirect subsidiary of the Trust that the Trust intends to qualify as a REIT to violate the provisions of the Code related to such subsidiary’s qualification as a REIT. Any person who beneficially owns 5% or more (or such lower percentage applicable under Treasury Regulations) of the outstanding shares of the Trust’s capital stock during any taxable year is required, within 30 days after the end of each year, to deliver a statement or affidavit setting forth the number of shares of the Trust’s capital stock beneficially owned and a description of the manner in which such stock is held.
The Master Fund’s declaration of trust and the REIT Subsidiary’s charter contain provisions analogous to those described above.
Each of the Master Fund’s declaration of trust, the Trust’s declaration of trust and the REIT Subsidiary’s charter provides that the ownership restrictions described above will not apply unless and until the Board, the Master Fund Board, or the board of directors of the REIT Subsidiary, as applicable, determines that such restrictions would not result in the Trust or the Master Fund violating the provisions of the 1940 Act. As a result, the ownership restrictions described above are not currently applicable and may not be applicable in the future.

Regulation
Each of the Trust and the Master Fund is a newly organized, non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As registered closed-end investment companies, the Trust and the Master Fund are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, neither the Trust nor the Master Fund may:
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change its classification to an open-end management investment company;

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except in accordance with its policies with respect thereto as recited in this prospectus, borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities, sell securities short, purchase on margin, or write put and call options or make loans to other persons;

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deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in this prospectus, deviate from any investment policy which is changeable only if authorized by shareholder vote under the 1940 Act, or deviate from any fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act; or

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change the nature of its business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.
As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of the trustees must be persons who are not interested persons of the company, as that term is defined in the 1940 Act. Additionally, a registered closed-end management investment company is required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, a registered closed-end management investment company is prohibited from protecting any trustee or officer against any liability to the company or its shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. The company may also be prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates without the prior approval of the SEC.
A registered closed-end management investment company generally is required to meet an asset coverage ratio with respect to its outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of the Trust’s gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, the company is generally required to meet an asset coverage ratio with respect to its outstanding preferred shares, as defined under the 1940 Act as the ratio of gross assets (less all liabilities and indebtedness not represented by senior securities) to outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of outstanding preferred shares, of at least 200% immediately after each issuance of such preferred shares. The company is also prohibited from issuing or selling any senior security if, immediately after such issuance, it would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is stock, except that in each case any such class of indebtedness or stock may be issued in one or more series.
A registered closed-end management investment company generally is not able to issue and sell its common shares at a price below NAV per share. It may, however, sell its common shares at a price below the then-current NAV of its common shares if the board of trustees determines that such sale is in the company’s best interests and the best interests of its shareholders, and its shareholders approve such sale. In addition, the company may generally issue new shares of its common shares at a price below NAV in rights offerings to existing shareholders, in payment of dividends and in certain other limited circumstances.
A registered closed-end management investment company may borrow funds to make investments. A registered closed-end management investment company may also, consistent with the limitations of the 1940 Act, borrow funds in order to make the distributions required to maintain its status as a RIC under Subchapter M of the Code.
Fundamental Investment Policies
The policies and restrictions identified as fundamental below are the Trust’s and the Master Fund’s only fundamental investment policies. Fundamental policies may not be changed without the approval of the holders of a majority of the Trust’s or the Master Fund’s outstanding voting securities, as defined in the 1940 Act.
As a matter of fundamental policy, each of the Trust and the Master Fund:
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concentrates its investments in the real estate industry, including, without limitation, CRE debt, CRE equity investments, CMBS, REITs, other real-estate related securities, loans and other instruments that are secured by or otherwise have exposure to, real estate.

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may borrow money, make loans or issue senior securities to the fullest extent permitted by applicable law, including the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

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may underwrite securities to the fullest extent permitted by applicable law, including the Securities Act of 1933, as amended, or the Securities Act, and the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statutes, rules, regulations or orders may be amended from time to time.

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may not purchase or sell real estate, except that the Trust or the Master Fund may: (a) acquire or lease office space for its own use, (b) invest in securities and/or other instruments of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities and/or other instruments that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities and/or other instruments, including CMBS and (e) hold and sell real estate acquired by the Trust or the Master Fund as a result of the ownership of securities and/or other instruments.

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may purchase or sell commodities, commodities contracts, futures contracts and related options, options or forward contracts to the fullest extent permitted by applicable law, including the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

Neither the Trust nor the Master Fund intends to operate as diversified investment companies under the 1940 Act.
Borrowings and Senior Securities
The Trust is permitted to issue one class of indebtedness and one class of stock senior to its common shares, subject to limitations imposed by the 1940 Act. The 1940 Act generally limits the extent to which the Trust may utilize borrowings and “uncovered” transactions that, together with any other senior securities representing indebtedness, to 33 1∕3% of the Trust’s total assets at the time utilized (i.e., 300% asset coverage). In addition, the 1940 Act limits the extent to which the Trust may issue preferred shares to 50% of the Master Fund’s total assets (less the Master Fund’s obligations under senior securities representing indebtedness).
The Trust is also permitted to issue promissory notes or other evidences of indebtedness in consideration of a loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, provided that its asset coverage with respect to its outstanding senior securities representing indebtedness is at least equal to 300% immediately thereafter. In addition, while any senior securities remain outstanding, the Trust must make provisions to prohibit any distribution to its shareholders or the repurchase of such securities or shares unless it meets the applicable asset coverage ratios at the time of the distribution or repurchase. The Trust may also borrow amounts up to 5% of the value of its gross assets for temporary or emergency purposes without regard to asset coverage.
The Master Fund will “cover” its derivative positions by segregating an amount of cash and/or liquid securities to the extent required by the 1940 Act and applicable SEC interpretations and guidance from time to time. Although it has no current intention to do so, the Master Fund may use leverage through the issuance of Preferred Shares, provided that the Master Fund maintains asset coverage equal to at least 200% immediately after each issuance of Preferred Shares. Shareholders bear all costs and expenses incurred by the Trust either directly or indirectly, including such costs and expenses associated with any leverage incurred by the Trust.
In addition to any indebtedness incurred by the Master Fund, the special purpose vehicles that are wholly owned by the Master Fund or any subsidiary of the Master Fund, including the REIT Subsidiary, may also utilize leverage, including by mortgaging properties held by the special purpose vehicles, or by acquiring property with existing debt. Any such borrowings will generally be the sole obligation of each respective special purpose vehicle, without any recourse to any other special purpose vehicle, the REIT Subsidiary, the Master Fund, the Trust or its assets, and the Master Fund will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage unless the financial statements of the special purpose vehicle, or the subsidiary of the Master Fund that owns such special purpose vehicle, will be consolidated in accordance with Regulation S-X and other accounting rules. If cash flow is insufficient to pay principal and interest on a special purpose vehicle’s borrowings, a default could occur, ultimately resulting in foreclosure of any security instrument securing the debt and a complete loss of the investment, which could result in losses to the REIT Subsidiary and, therefore, to the Master Fund and the Trust.
To the extent that subsidiaries of the Master Fund, including the REIT Subsidiary, directly incur leverage in the form of debt (as opposed to non-recourse borrowings made through special purpose vehicles), the amount of such recourse leverage used by the Master Fund and such subsidiaries, including the REIT Subsidiary, will be consolidated and treated as senior securities for purposes of complying with the 1940 Act’s limitations on leverage by the Master Fund. Accordingly, it is the Master Fund’s present intention to utilize leverage through debt or borrowings in an amount not to exceed 33 1∕3% of the Master Fund’s total assets (i.e., maintain 300% asset coverage), less the amount of any direct debt or borrowing by subsidiaries of the Master Fund, including the REIT Subsidiary, if any. Because the REIT Subsidiary’s preferred shares represent a small amount of leverage by the REIT Subsidiary, such leverage will also be consolidated for purposes of complying with the 1940 Act’s limitations on the Master Fund’s ability to issue Preferred Shares.
Compliance Policies and Procedures
The Trust, the Master Fund and the Advisors have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. The Trust’s and the Master Fund’s chief compliance officer is responsible for administering these policies and procedures.
Proxy Voting Policies and Procedures
The Master Fund has delegated its proxy voting responsibility to the Advisor. The proxy voting policies and procedures of the Advisor are set forth below. The guidelines are reviewed periodically by the Advisor and the Independent Trustees and, accordingly, are subject to change.
As an investment adviser registered under the Advisers Act, the Advisor will have fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Advisor recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.
These policies and procedures for voting proxies for the investment advisory clients of the Advisor are intended to comply with Section 206 of, and Rule 206(4)-6 promulgated under, the Advisers Act.

The Advisor will vote proxies relating to securities in the best interest of its clients’ shareholders. It will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although the Advisor will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.
The proxy voting decisions of the Advisor are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how the Advisor intends to vote on a proposal in order to reduce any attempted influence from interested parties.
Information regarding how the Advisor voted proxies with respect to the Master Fund’s portfolio securities during the most recent 12-month period will be available without charge by making a written request to the Master Fund’s Chief Compliance Officer at 399 Park Avenue, 18th Floor, New York, New York 10022, by calling the Master Fund at (212) 547-2600, or on the SEC’s website at http: sec.gov.
Codes of Ethics
The Trust adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and has also approved the Advisor’s and Co-Advisor’s code of ethics that were adopted by each under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. These codes establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Master Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are attached as exhibits to the registration statement of which this prospectus is a part. Shareholders may also read and copy these codes of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the codes of ethics will be available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102.
Sarbanes-Oxley Act of 2002
The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect the Trust. For example:
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pursuant to Rule 30a-2 of the 1940 Act, the Trust’s chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in the Trust’s periodic reports;

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pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, the Trust’s periodic reports must disclose the Trust’s conclusions about the effectiveness of the Trust’s disclosure controls and procedures; and

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pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, the Trust’s periodic reports must disclose whether there were significant changes in the Trust’s internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires the Trust to review its current policies and procedures to determine whether it complies with the Sarbanes-Oxley Act and the regulations promulgated thereunder. The Trust will monitor its compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that it is in compliance therewith.

Reports to Shareholders
After the effectiveness of the registration statement, of which this prospectus forms a part, the Trust will be required to file annual, semi-annual and periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information will also be available free of charge by contacting the Trust at 399 Park Avenue, 18th Floor, New York, New York 10022, or by telephone at (212) 547-2600 or on the Trust’s website at http://www.northstarsecurities.com/crefund/. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.
Subject to availability, you may authorize the Trust to provide prospectuses, prospectus supplements, periodic reports and other information, referred to herein as “documents,” electronically by so indicating on your subscription agreement, or by sending the Trust instructions in writing in a form acceptable to the Trust to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While the Trust imposes no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on the Trust’s website. You may access and print all documents provided through this service. As documents become available, the Trust will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If the Trust’s e-mail notification is returned to the Trust as “undeliverable,” the Trust will contact you to obtain your updated e-mail address. If the Trust is unable to obtain a valid e-mail address for you, the Trust will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and the Trust will resume sending you a paper copy of all required documents. However, in order for the Trust to be properly notified, your revocation must be given to the Trust a reasonable time before electronic delivery has commenced. The Trust will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

U.S. Federal Income Tax Considerations
The following is a description of certain material U.S. federal income tax considerations applicable to the Trust, the Master Fund and the REIT Subsidiary and an investment in the Trust. The discussion below provides general tax information related to an investment in the Trust, but does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Trust and does not address any state, local, non-U.S. or other tax consequences. It is based on the Code and U.S. Treasury regulations thereunder and administrative pronouncements and practices of the IRS (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings), all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; insurance companies; U.S. Shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a Shareholder that holds Shares as a capital asset and is a U.S. Shareholder.
A “U.S. Shareholder” generally is a beneficial owner of Shares who is for U.S. federal income tax purposes: (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the Trust.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective Shareholder that is a partner in a partnership holding Shares should consult his, her or its tax Advisors with respect to the purchase, ownership and disposition of Shares.
The discussion set forth herein does not constitute tax advice. Tax laws are complex and often change, and Shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Trust.
Taxation of the Trust and the Master Fund
Taxation of RICs in General
The Trust and the Master Fund intend to elect to be treated, and intend to qualify annually, as RICs under Subchapter M of the Code beginning with the taxable year ending December 31, 2016. As a RIC, the Trust generally will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to Shareholders from its tax earnings and profits. Similarly, as a RIC, the Master Fund generally will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to the Trust and any other Master Fund Shareholders from its tax earnings and profits.
Gross Income and Asset Tests
To qualify as a RIC in any tax year, each of the Trust and the Master Fund must, among other things, satisfy both an income composition test and an asset composition test. Because the Trust intends to invest substantially all of its assets in the Master Fund, the Trust will generally qualify as a RIC if the Master Fund qualifies as a RIC. Each of the Trust and the Master Fund will qualify as a RIC if   (i) at least 90% of each of the Trust’s and the Master Fund’s gross income for such tax year consists of dividends; interest;

payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly-traded partnerships” (such income, “Qualifying RIC Income”) and (ii) each of the Trust’s and the Master Fund’s holdings are diversified so that, at the end of each quarter of such tax year, (a) at least 50% of the value of each of the Trust’s and the Master Fund’s total assets is represented by cash and cash equivalents, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust’s or Master Fund’s, as applicable total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of each of the Trust’s and the Master Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Master Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly-traded partnerships.”
The Master Fund’s share of income derived from a partnership other than a “qualified publicly-traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Master Fund. A “qualified publicly-traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if  (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant tax year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). Each of the Trust and the Master Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.
Annual Distribution Requirements
In addition, in order to qualify for and maintain RIC tax treatment, each of the Trust and the Master Fund must distribute on a timely basis with respect to each tax year dividends of an amount at least equal to the sum of 90% of its “investment company taxable income,” determined without regard to any deduction for dividends paid, and its net tax-exempt interest income for such tax year. If the Trust and the Master Fund qualify as RICs and satisfy this distribution requirement, the Trust and the Master Fund generally will not be subject to U.S. federal income tax on their “investment company taxable income” and net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that they distribute (including amounts that are reinvested pursuant to the DRP and the Master Fund’s distribution reinvestment plan, as applicable). In general, a RIC’s “investment company taxable income” for any tax year is its taxable income, determined without regard to net capital gains and with certain other adjustments. The Trust and the Master Fund intend to distribute all or substantially all of their “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis. Any taxable income, including any net capital gains that the Trust and the Master Fund do not distribute in a timely manner, would be subject to U.S. federal income tax at regular corporate rates.
As a RIC, each of the Trust and the Master Fund would be subject to a nondeductible 4% U.S. federal excise tax on certain undistributed amounts in respect of each calendar year, referred to herein as the “4% U.S. federal excise tax”. In order to avoid the 4% U.S. federal excise tax, each of the Trust and the Master Fund must distribute in respect of each calendar year dividends of an amount at least equal to the sum of   (i) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Trust and the Master Fund have met this distribution requirement, the Trust and the Master Fund will be deemed to have distributed any income or gains on which they have been subject to U.S. federal income tax. However, any distribution declared by the Master Fund or the Trust in October, November or December of any calendar year, payable to Master Fund shareholders or Shareholders, respectively, of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for U.S.

federal income tax purposes as if it had been paid on December 31 of the calendar year in which the distribution was declared. The Trust and the Master Fund intend generally to endeavor each year to avoid the imposition of the 4% U.S. federal excise tax, but there can be no assurance in this regard.
If the Master Fund or the Trust utilizes leverage through the issuance of preferred shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Master Fund’s or the Trust’s ability to declare and pay dividends on Master Fund Shares or the Shares. Limits on the Master Fund’s and the Trust’s ability to pay dividends on Master Fund Shares and the Shares may prevent the Master Fund or the Trust from meeting the distribution requirements described above and, as a result, may affect the Master Fund’s or the Trust’s status as a RIC and subject the Master Fund or the Trust to the 4% U.S. federal excise tax. The Master Fund’s failure to qualify as a RIC would impact the Trust’s ability to qualify as a RIC. The Master Fund and the Trust will endeavor to avoid restrictions on their ability to make distribution payments. If the Master Fund or the Trust is precluded from making distributions on Master Fund Shares or the Shares because of any applicable asset coverage requirements, the terms of preferred shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed for the Master Fund or the Trust to meet the distribution requirements for qualification as a RIC, will be paid to the holders of preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of such preferred shares.
If the Trust or the Master Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in any tax year, the Trust or the Master Fund, as applicable, would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed, and all distributions out of earnings and profits would be taxed as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate Shareholders and may be eligible to be qualified dividend income for non-corporate Shareholders. In addition, the Trust or the Master Fund, as applicable, could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Master Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Master Fund and the Trust may be able to avoid losing their status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.
As described above, the Trust will invest substantially all of its assets in the Master Fund, which intends to qualify as a RIC. Failure of the Master Fund to so qualify will have an adverse effect on the qualification of the Trust as a RIC. Distributions by the Master Fund and redemptions of Master Fund Shares may result in taxable distributions to Master Fund shareholders of ordinary income or capital gains. If Master Fund Shares are purchased within 30 days before or after redeeming at a loss other Master Fund Shares, all or a part of the loss will not be deductible by the Trust and instead will increase the Trust’s basis for the newly purchased Master Fund Shares.
The remainder of this discussion assumes that the Trust and the Master Fund will qualify and maintain their qualification as RICs and have satisfied the distribution requirements described above.
Taxation of Master Fund Investments
General
Certain of the Master Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of stock or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, (6) cause the Master Fund to recognize income or gain without a corresponding receipt of cash and (7) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Master Fund to be subject to U.S. federal income tax or the 4% U.S. federal excise tax and, under certain circumstances, could affect the Master Fund’s and consequently the Trust’s status as a RIC. The Master Fund monitors its investments and may make certain tax elections in order to mitigate the effect of these provisions.
Phantom Income
Due to the nature of the assets in which the Master Fund will invest, the Master Fund may be required to recognize taxable income from certain of its assets in advance of its receipt of cash flow on or proceeds from disposition of such assets, referred to herein as “phantom income,” and the Master Fund may be required to report taxable income in early periods that exceeds the economic income ultimately realized on such assets.
The Master Fund may acquire debt instruments, including CMBS, in the secondary market for less than their face amount. The discount at which such debt instruments are acquired may reflect doubts about their ultimate collectability rather than current market interest rates. The amount of such discount will nevertheless generally be treated as “market discount” for U.S. federal income tax purposes. The Advisors expect the Master Fund to accrue market discount on a constant yield to maturity of the debt instrument, based generally on the assumption that all future payments on the debt instrument will be made. Accrued market discount is reported as income when, and to the extent that, any payment of principal on the debt instrument is received, unless the Master Fund elects to include accrued market discount in incomes as it accrues. Principal payments on certain loans are made monthly, and consequently accrued market discount may have to be included in income each month as if the debt instrument would ultimately be collected in full. If the Master Fund collects less on the debt instrument than its purchase price plus any market discount the Master Fund had previously reported as income, the Master Fund may not be able to benefit from any offsetting loss deductions in subsequent years. In certain cases, the Master Fund may be able to cease accruing interest income with respect to a debt instrument, to the extent there is reasonable doubt as to the Master Fund’s ability to collect such interest income. However, if the Master Fund recognizes insufficient interest income, and the IRS were to successfully assert that it did not accrue the appropriate amount of income with respect to such a debt instrument in a given taxable year, the Master Fund may be required to increase its taxable income with respect to such year, which could cause the Master Fund to be required to pay a deficiency dividend or a tax on undistributed income, or fail to qualify as a RIC.
Some of the CMBS that the RIC will purchase may have been issued with OID. The Master Fund will be required to accrue OID based on a constant yield method and income will accrue on the CMBS based on the assumption that all future payments on such CMBS will be made. If such CMBS turn out not to be fully collectible, an offsetting loss will only become available in a later year when uncollectiblity is provable. Moreover, such loss will likely be treated as a capital loss and the utility of that deduction would therefore depend on the Master Fund having capital gain in that later year or thereafter. The Master Fund may also be required under the terms of the indebtedness that it incurs to use cash received from interest payments to make principal payment on that indebtedness, with the effect that the Master Fund will recognize income but will not have a corresponding amount of cash available for distribution to the Trust.
Due to each of these potential differences between income recognition or expense deduction and related cash receipts or disbursements, there is a significant risk that the Master Fund may have substantial taxable income in excess of cash available for distribution. In that event, the Master Fund may need to borrow funds or take other actions to satisfy the RIC distribution requirements for the taxable year in which this “phantom income” is recognized.
Investments in Foreign Companies
The Master Fund may invest in securities of foreign corporations that are classified under the Code as passive foreign investment companies, or PFICs or as controlled foreign corporations, or CFCs.
In general, a foreign corporation is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to an equity interest in a PFIC is treated as having been realized ratably over the period during which the Master Fund held the equity interest in the PFIC. The Master Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Master Fund’s holding period in prior tax years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior tax years) even though the Master Fund distributes the corresponding income to Master Fund shareholders. Excess distributions include any gain from the sale of an equity interest in a PFIC as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.
The Master Fund may be eligible to elect alternative tax treatment with respect to an equity interest in a PFIC (a “QEF Election”). Under a QEF Election, the Master Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If a QEF Election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Master Fund may be able to elect to mark-to-market its equity interest in a PFIC, resulting in any unrealized gains at the Master Fund’s tax year end being treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the equity interest in the PFIC’s would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years with respect to an equity interest in the same PFIC.
Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Master Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to Master Fund shareholders, and which will be taxed to Master Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in equity interests in a PFIC. Note that distributions from a PFIC are not eligible for the reduced rate of tax on distributions of  “qualified dividend income” as discussed below.
In general, a foreign corporation is classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. stockholders. A “U.S. stockholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation. If the Master Fund is treated as receiving a deemed distribution from a CFC, the Master Fund will be required to include such distribution in its investment company taxable income regardless of whether it receives any actual distributions from such CFC, and such income will be taken into account for purposes of the Master Fund’s annual distribution requirement and the 4% U.S. federal excise tax. If the Master Fund acquires a 10% or lesser interest in a CFC that is also treated as a PFIC, the Master Fund will be required to treat the foreign corporation as a PFIC for U.S. federal income tax purposes.
Although the Code generally provides that income inclusions from a PFIC with respect to which a RIC has a QEF Election in place and income inclusions from a CFC will be Qualifying RIC Income to the extent the income is distributed to a RIC in the year it is included in the RIC’s income, the Code does not specifically provide whether income inclusions from a PFIC with respect to which the RIC has a QEF Election in place and income inclusions from CFC for which no distribution is received during the RIC’s taxable year would be Qualifying RIC Income. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a PFIC with respect to which a RIC has a QEF Election in place and all income inclusions form a CFC in a RIC’s income would constitute Qualifying RIC Income. A private letter ruling may be relied upon only by the taxpayer to whom it is issued, and the IRS may revoke a private letter ruling. Consistent with the position adopted by the IRS in those private letter rulings and based on advice of counsel concerning the classification of such income inclusions for purposes of the RIC income test, the Trust and the Master Fund intend to treat such income inclusions that meet certain requirements as Qualifying RIC Income. Notwithstanding the IRS’s determination in the private letter rulings described above, it is possible that the IRS could successfully assert that such income does not qualify as Qualifying RIC Income, which, if such income together with other income the Trust or the Master Fund earns does not qualify as Qualifying RIC Income exceeded 10% of the Trust and/or the Master Fund’s gross income, could cause the Trust and/or the Master Fund to be subject to a penalty tax and could impact its ability to qualify as a RIC.
Foreign Taxes
Income received by the Master Fund from sources outside the United States may be subject to withholding and other taxes imposed by such countries, thereby reducing income available to the Master

Fund. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Master Fund generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Master Fund will be successful in this regard. If more than 50% of the value of the Master Fund’s total assets at the close of its tax year consists of securities of foreign corporations, the Master Fund will be eligible to elect to “pass-through” to the Trust the amount of foreign income and similar taxes paid by the Master Fund. If at least 50% of the value of the Trust’s total assets at the close of each quarter of its tax year is represented by interests in other RICs (as is expected to be the case for the Trust), the Trust may elect to “pass through” to Shareholders the amount of foreign taxes paid or deemed paid by the Trust. If the Trust so elects, each Shareholder would be required to include in gross income, even though not actually received, each Shareholder’s pro rata share of the foreign taxes paid or deemed paid by the Trust, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against U.S. federal income tax (but not both).
Foreign Currency
Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time a Master Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Master Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities, certain forward contracts, as well as other derivative financial instruments, denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Master Fund’s investment company taxable income to be distributed to Master Fund shareholders, including the Trust, as ordinary income. This would, in turn, impact the amount of ordinary income distributed by the Trust to Shareholders. For example, fluctuations in exchange rates may increase the amount of income that the Master Fund must distribute in order to qualify for treatment as a RIC and to prevent application of a U.S. federal excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a tax year, the Master Fund would not be able to make ordinary distributions, or distributions made before the losses were realized would be re-characterized as a return of capital to Master Fund shareholders for U.S. federal income tax purposes, rather than as ordinary dividend income, and would reduce each Master Fund shareholder’s basis in Master Fund Shares.
Excess Inclusion Income
If the Master Fund acquires a residual interest in a REMIC, the Master Fund may realize excess inclusion income. In addition, if the Master Fund is deemed to have issued debt obligations having two or more maturities, the payments on which correspond to payments on mortgage loans owned by the Master Fund, such arrangement will be treated as a taxable mortgage pool for U.S. federal income tax purposes.
The Master Fund may be subject to U.S. federal income tax at the highest corporate income tax rate on income allocated from the REIT Subsidiary, or any other REIT in which the Master Fund holds an interest, that is treated as “excess inclusion income,” that is allocable to the percentage of the Master Fund Shares held in record name by “disqualified organizations,” which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on unrelated business taxable income. See “The REIT Subsidiary — Effect of Subsidiary Entities — Taxable Mortgage Pools.” To the extent that common stock owned by “disqualified organizations” is held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of the Master Fund’s excess inclusion income allocable to the common stock held by the broker/dealer or other nominee on behalf of the “disqualified organizations.” Because this tax would be imposed on the Master Fund, all of the Master Fund’s investors, including investors that are not disqualified organizations, will bear a portion of the tax cost associated with the classification of the Master Fund or a portion of the Master Fund’s assets as a taxable mortgage pool. The Trust would be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to their owners that are disqualified organizations.

In addition, if the Master Fund is allocated excess inclusion income and allocates it to shareholders, this income cannot be offset by net operating losses of the Master Fund Shareholders. If the shareholder is a foreign person, it would be subject to U.S. federal income tax withholding on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty. If the shareholder is a REIT, a RIC, common trust fund or other pass-through entity, such as the Trust, the shareholder’s allocable share of the Master Fund’s excess inclusion income could be considered excess inclusion income of such entity.
Investment in the REIT Subsidiary
Provided that the REIT Subsidiary qualifies as a REIT, distributions made to the Master Fund out of the REIT Subsidiary’s current or accumulated earnings and profits, and not designated as capital gain dividends, will generally be taken into account by the Master Fund as ordinary dividend income and will not be eligible for the dividends received deduction for corporations. In determining the extent to which a distribution with respect to the REIT Subsidiary’s common stock constitutes a dividend for U.S. federal income tax purposes, the REIT Subsidiary’s earnings and profits will be allocated first to distributions with respect to the REIT Subsidiary’s preferred stock, if any, and then to the REIT Subsidiary’s common stock. Dividends received from REITs are generally not eligible to be taxed at the preferential qualified dividend income rates applicable to individual U.S. shareholders who receive dividends from taxable subchapter C corporations.
In addition, distributions from the REIT Subsidiary that are designated as capital gain dividends will be taxed to the Master Fund as long-term capital gains, to the extent that they do not exceed the actual net capital gain of the REIT Subsidiary for the taxable year, without regard to the period for which the Master Fund has held the REIT Subsidiary’s stock. To the extent that the REIT Subsidiary elects under the applicable provisions of the Code to retain the REIT Subsidiary’s net capital gains, the Master Fund will be treated as having received, for U.S. federal income tax purposes, the REIT Subsidiary’s undistributed capital gains as well as a corresponding credit or refund, as the case may be, for taxes paid by the REIT Subsidiary on such retained capital gains. The Master Fund will increase its adjusted tax basis in the REIT Subsidiary’s common stock by the difference between its allocable share of such retained capital gain and its share of the tax paid by the REIT Subsidiary.
Distributions from the REIT Subsidiary in excess of the REIT Subsidiary’s current or accumulated earnings and profits will not be taxable to the Master Fund to the extent that they do not exceed the adjusted tax basis of the Master Fund’s shares of the REIT Subsidiary’s common stock in respect of which the distributions were made, but rather will reduce the adjusted tax basis of these shares. To the extent that such distributions exceed the adjusted tax basis of the Master Fund’s shares of the REIT Subsidiary’s common stock, they will be included in income as long-term capital gain, or short-term capital gain if the shares have been held for one year or less. In addition, any dividend declared by the REIT Subsidiary in October, November or December of any year and payable to the Master Fund if it is the holder of record on a specified date in any such month will be treated as both paid by the REIT Subsidiary and received by the Master Fund on December 31 of such year, provided that the dividend is actually paid by us before the end of January of the following calendar year.
To the extent that the REIT Subsidiary has available net operating losses and capital losses carried forward from prior tax years, such losses may reduce the amount of distributions that must be made in order to comply with the REIT distribution requirements. See “— Taxation of the REIT Subsidiary” and “— Annual Distribution Requirements.” Such losses, however, are not passed through to the Master Fund and do not offset income of the Master Fund from other sources, nor do they affect the character of any distributions that are actually made by the REIT Subsidiary, which are generally subject to tax in the hands of the Master Fund to the extent that the REIT Subsidiary has current or accumulated earnings and profits.
The REIT Subsidiary
Taxation of the REIT Subsidiary
As discussed above, the Master Fund intends to hold certain of its assets, including privately offered real estate equity investments, through the REIT Subsidiary. The Master Fund intends to monitor the value of the shares of the REIT Subsidiary such that not more than 25% of the value of either the Trust’s or the Master Fund’s total assets is invested in the REIT Subsidiary.
The REIT Subsidiary intends to elect to be treated, and intends to qualify annually, as a REIT under the Code beginning with the taxable year ending December 31, 2016. The Advisors believe that the REIT Subsidiary has been organized and intend to operate the REIT Subsidiary, in a manner that allows it to qualify for taxation as a REIT under the Code provided the REIT Subsidiary satisfies the 50% Test.
While the Advisors believe that the REIT Subsidiary is organized and intends to operate so that it will qualify as a REIT provided it satisfies the 50% Test, given the highly complex nature of the rules governing REITs, the ongoing importance of factual determinations and the possibility of future changes in circumstances or applicable law, no assurance can be given by Clifford Chance US LLP or the Advisors that the REIT Subsidiary will so qualify for any particular year.
Qualification and taxation as a REIT depends on the REIT Subsidiary’s ability to meet, on a continuing basis, through actual results of operations, distribution levels, diversity of share ownership and various qualification requirements imposed upon REITs by the Code. In addition, the REIT Subsidiary’s ability to qualify as a REIT may depend in part upon the operating results, organizational structure and entity classification for U.S. federal income tax purposes of certain entities in which the REIT Subsidiary invests. The REIT Subsidiary’s ability to qualify as a REIT also requires that it satisfy certain asset and income tests, some of which depend upon the fair market values of assets directly or indirectly owned by it or which serve as security for loans made by it. Such values may not be susceptible to a precise determination. Accordingly, no assurance can be given that the actual results of the REIT Subsidiary’s operations for any taxable year will satisfy the requirements for qualification and taxation as a REIT.
Taxation of REITs in General
As indicated above, qualification and taxation as a REIT depends upon the REIT Subsidiary’s ability to meet, on a continuing basis, various qualification requirements imposed upon REITs by the Code. The material qualification requirements are summarized below, under “— Requirements for Qualification as a REIT.” While the Advisors intend to operate the REIT Subsidiary so that it qualifies as a REIT, no assurance can be given that the IRS will not challenge the REIT Subsidiary’s qualification as a REIT or that it will be able to operate in accordance with the REIT requirements in the future. See “— Failure to Qualify.”
Provided that the REIT Subsidiary qualifies as a REIT, it will generally be entitled to a deduction for dividends that it pays and, therefore, will not be subject to U.S. federal corporate income tax on its net taxable income that is currently distributed to its shareholders. This treatment substantially eliminates the “double taxation” at the corporate and shareholder levels that results generally from investment in a corporation. Rather, income generated by a REIT generally is taxed only at the shareholder level, upon a distribution of dividends by the REIT.
Even if the REIT Subsidiary qualifies for taxation as a REIT, however, it would be subject to U.S. federal income taxation as follows:
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It would be taxed at regular U.S. federal corporate rates on any undistributed income, including undistributed net capital gains.

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It may be subject to the “alternative minimum tax” on the REIT Subsidiary’s items of tax preference, if any.

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If it has net income from prohibited transactions, which are, in general, sales or other dispositions of property held primarily for sale to customers in the ordinary course of business, other than foreclosure property, such income would be subject to a 100% tax. See “— Prohibited Transactions” and “— Foreclosure Property” below.

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If it elects to treat property that it acquires in connection with a foreclosure of a mortgage loan or from certain leasehold terminations as “foreclosure property,” it may thereby avoid (1) the 100% tax on gain from a resale of that property (if the sale would otherwise constitute a prohibited transaction) and (2) the inclusion of any income from such property not qualifying for purposes of the REIT gross income tests discussed below, but the income from the sale or operation of the property may be subject to U.S. federal corporate income tax at the highest applicable rate (currently 35%).
•
If it fails to satisfy the 75% gross income test or the 95% gross income test, as discussed below, but nonetheless maintains its qualification as a REIT because other requirements are met, it would be subject to a 100% tax on an amount equal to (1) the greater of  (A) the amount by which it fails the 75% gross income test or (B) the amount by which it fails the 95% gross income test, as the case may be, multiplied by (2) a fraction intended to reflect profitability.

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If it fails to satisfy any of the REIT asset tests, as described below, other than a failure of the 5% or 10% REIT asset tests that do not exceed a statutory de minimis amount as described more fully below, but the REIT Subsidiary’s failure is due to reasonable cause and not due to willful neglect and it nonetheless maintains its REIT qualification because of specified cure provisions, it would be required to pay a tax equal to the greater of  $50,000 or the highest corporate tax rate (currently 35%) of the net income generated by the non-qualifying assets during the period in which it failed to satisfy the asset tests.

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If it fails to satisfy any provision of the Code that would result in the REIT Subsidiary’s failure to qualify as a REIT (other than a gross income or asset test requirement) and the violation is due to reasonable cause and not due to willful neglect, it may retain its REIT qualification but it would be required to pay a penalty of  $50,000 for each such failure.

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If it fails to distribute during each calendar year at least the sum of  (1) 85% the REIT Subsidiary’s REIT ordinary income for such year, (2) 95% of the REIT Subsidiary’s REIT capital gain net income for such year and (3) any undistributed taxable income from prior periods (or the required distribution), it would be subject to a 4% excise tax on the excess of the required distribution over the sum of  (A) the amounts actually distributed (taking into account excess distributions from prior years), plus (B) retained amounts on which income tax is paid at the corporate level.

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It may be required to pay monetary penalties to the IRS in certain circumstances, including if it fails to meet record-keeping requirements intended to monitor the REIT Subsidiary’s compliance with rules relating to the composition of the REIT Subsidiary’s shareholders, as described below in “— Requirements for Qualification as a REIT.”

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A 100% excise tax may be imposed on some items of income and expense that are directly or constructively paid between the REIT Subsidiary and any TRSs it may own if and to the extent that the IRS successfully adjusts the reported amounts of these items.

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It may elect to retain and pay U.S. federal income tax on the REIT Subsidiary’s net long-term capital gain. In that case, the Master Fund, would include the REIT Subsidiary’s undistributed long-term capital gain (to the extent it makes a timely designation of such gain to the Master Fund) in its income, would be deemed to have paid the tax that it paid on such gain, and would be allowed a credit for the tax deemed to have been paid, and an adjustment would be made to increase the Master Fund’s basis in the REIT Subsidiary’s common stock.

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It may have subsidiaries or own interests in other lower-tier entities that are subchapter C corporations, the earnings of which could be subject to U.S. federal corporate income tax.

In addition, the REIT Subsidiary may be subject to a variety of taxes other than U.S. federal income tax, including state, local, and foreign income, franchise property and other taxes. The REIT Subsidiary could also be subject to tax in situations and on transactions not presently contemplated.

Requirements for Qualification as a REIT
The Code defines a REIT as a corporation, trust or association:
(1)
that is managed by one or more trustees or directors;

(2)
the beneficial ownership of which is evidenced by transferable shares or by transferable certificates of beneficial interest;

(3)
that would be taxable as a domestic corporation but for the special Code provisions applicable to REITs;

(4)
that is neither a financial institution nor an insurance company subject to specific provisions of the Code;

(5)
the beneficial ownership of which is held by 100 or more persons during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months;

(6)
in which, during the last half of each taxable year, not more than 50% in value of the outstanding stock is owned, directly or indirectly through the application of certain attribution rules under the Code, by any five or fewer “individuals” as defined in the Code to include specified entities, or the 50% Test;

(7)
that makes an election to be a REIT for the current taxable year or has made such an election for a previous taxable year that has not been terminated or revoked;

(8)
that has no earnings and profits from any non-REIT taxable year at the close of any taxable year;

(9)
that uses the calendar year for U.S. federal income tax purposes; and

(10)
that meets other tests described below, including with respect to the nature of its income and assets and the amount of its distributions.

The Code provides that conditions (1) through (4) must be met during the entire taxable year, and that condition (5) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a shorter taxable year. Conditions (5) and (6) do not need to be satisfied for the first taxable year for which an election to become a REIT has been made. The Advisors believe that the REIT Subsidiary will have outstanding common stock with sufficient diversity of ownership to satisfy the requirements described in condition (5).
For purposes of the 50% Test, the REIT Subsidiary will “look through” to the beneficial owners of the Master Fund Shares and the Shares. Accordingly, if five or fewer individuals or certain specified entities during the last half of any taxable year own, directly or indirectly, more than 50% of the REIT Subsidiary’s shares through the Master Fund or the Trust, then the REIT Subsidiary’s qualification as a REIT could be jeopardized. The REIT Subsidiary’s charter, the Master Fund’s declaration of trust and the Trust’s declaration of trust provide restrictions regarding the ownership and transfer of the REIT Subsidiary’s shares, the Master Fund Shares and Shares, which are intended to assist the REIT Subsidiary in satisfying the 50% Test. However, these restrictions on ownership and transfers will not apply unless and until the Board, the Master Fund Board, or the board of directors of the REIT Subsidiary, as applicable, determine that such restrictions would not result in the Trust or the Master Fund violating the provisions of the 1940 Act. As a result, these restrictions are not currently applicable and may not be applicable in the future. The Advisors intend to monitor all purchases and transfers of the REIT Subsidiary’s shares, the Master Fund Shares and Shares by regularly reviewing, among other things, ownership filings required by the federal securities laws to monitor the beneficial ownership of the REIT Subsidiary’s Shares to ensure that the REIT Subsidiary will meet and will continue to meet the 50% Test. However, the Advisors may not have the information necessary for them to ascertain with certainty whether or not the REIT Subsidiary satisfies the 50% Test, and may not be able to prevent the Subsidiary REIT from failing to satisfy the 50% Test. In addition, the attribution rules that apply for purposes of determining the ownership of shares for purposes of condition (6) are complex and in some cases dependent on facts that are not always easy to determine. Accordingly, no assurance can be given that the REIT Subsidiary will at all times satisfy condition (6). In the event the REIT Subsidiary fails to satisfy condition (6), the REIT Subsidiary could fail to qualify as a

REIT. See “— Failure to Qualify.” For purposes of condition (6), an “individual” generally includes a supplemental unemployment compensation benefit plan, a private foundation or a portion of a trust permanently set aside or used exclusively for charitable purposes, but does not include a qualified pension plan or profit sharing trust.
To monitor compliance with the share ownership requirements, the REIT Subsidiary is generally required to maintain records regarding the actual ownership of the REIT Subsidiary’s shares. To do so, the Master Fund and the Trust, on behalf of the REIT Subsidiary, must demand annual written statements from its record holders disclosing the actual owners holding a “significant percentage” of the REIT Subsidiary’s shares through the Master Fund and the Trust. A list of those persons failing or refusing to comply with this demand must be maintained as part of the REIT Subsidiary’s records. Failure by the REIT Subsidiary’s company to comply with these record-keeping requirements could subject the REIT Subsidiary to monetary penalties. If the REIT Subsidiary satisfies these requirements and after exercising reasonable diligence would not have known that the 50% Test is not satisfied, it will be deemed to have satisfied such condition. A shareholder that fails or refuses to comply with the demand is required by Treasury Regulations to submit a statement with its tax return disclosing the actual ownership of the shares and other information.
With respect to condition (8), the Advisors believe that the REIT Subsidiary will not have any non-REIT earnings and profits. With respect to condition (9), the Advisors intend that the REIT Subsidiary will adopt December 31 as the REIT Subsidiary’s taxable year end and thereby satisfy this requirement.
Effect of Subsidiary Entities
Ownership of Partnership Interests
In the case of a REIT that is a partner in an entity that is treated as a partnership for U.S. federal income tax purposes, Treasury Regulations provide that the REIT is deemed to own its proportionate share of the partnership’s assets and to earn its proportionate share of the partnership’s gross income based on its pro rata share of capital interests in the partnership for purposes of the asset and gross income tests applicable to REITs, as described below. However, solely for purposes of the 10% value test, described below, the determination of a REIT’s interest in partnership assets will be based on the REIT’s proportionate interest in any securities issued by the partnership, excluding for these purposes, certain excluded securities as described in the Code. In addition, the assets and gross income of the partnership generally are deemed to retain the same character in the hands of the REIT. Thus, the REIT Subsidiary’s proportionate share of the assets and items of income of partnerships in which it owns an equity interest is treated as assets and items of income of the REIT Subsidiary’s company for purposes of applying the REIT requirements described below. Consequently, to the extent that the REIT Subsidiary directly or indirectly holds a preferred or other equity interest in a partnership, the partnership’s assets and operations may affect the REIT Subsidiary’s ability to qualify as a REIT, even though the REIT Subsidiary may have no control or only limited influence over the partnership.
An investment in a partnership involves special tax considerations. For example, it is possible that the IRS could treat a subsidiary partnership of the REIT Subsidiary as a corporation for U.S. federal income tax purposes. In this case, the subsidiary partnership would be subject to entity-level tax and the character of the REIT Subsidiary’s assets and items of gross income would change, possibly causing the REIT Subsidiary to fail the requirements to qualify as a REIT. See “— Failure to Qualify” below. In addition, special rules apply in the case of appreciated or depreciated property that is contributed to a partnership in exchange for an interest in the partnership. In general terms, these rules require that certain items of income, gain, loss and deduction associated with the contributed property be allocated to the contributing partner for U.S. federal income tax purposes. In certain circumstances, these rules could adversely affect the REIT Subsidiary.
Disregarded Subsidiaries
If a REIT owns a corporate subsidiary that is a “qualified REIT subsidiary,” that subsidiary is disregarded for U.S. federal income tax purposes, and all assets, liabilities and items of income, deduction and credit of the subsidiary are treated as assets, liabilities and items of income, deduction and credit of the

REIT itself, including for purposes of the gross income and asset tests applicable to REITs, as summarized below. A qualified REIT subsidiary is any corporation, other than a TRS, that is wholly owned by a REIT, by other disregarded subsidiaries of a REIT or by a combination of the two. Single member limited liability companies that are wholly owned by a REIT are also generally disregarded as separate entities for U.S. federal income tax purposes, including for purposes of the REIT gross income and asset tests. Disregarded subsidiaries, along with partnerships in which the REIT Subsidiary holds an equity interest, are sometimes referred to herein as “pass-through subsidiaries.”
In the event that a disregarded subsidiary ceases to be wholly owned by the REIT Subsidiary (for example, if any equity interest in the subsidiary is acquired by a person other than the REIT Subsidiary or another disregarded subsidiary of the REIT Subsidiary), the subsidiary’s separate existence would no longer be disregarded for U.S. federal income tax purposes. Instead, it would have multiple owners and would be treated as either a partnership or a taxable corporation. Such an event could, depending on the circumstances, adversely affect the REIT Subsidiary’s ability to satisfy the various asset and gross income tests applicable to REITs, including the requirement that REITs generally may not own, directly or indirectly, more than 10% of the value or voting power of the outstanding securities of another corporation. See “— Asset Tests” and “— Gross Income Tests.”
Taxable REIT Subsidiaries
A REIT, in general, may jointly elect with a subsidiary corporation, whether or not wholly owned, to treat the subsidiary corporation as a TRS. The separate existence of a TRS or other taxable corporation, unlike a disregarded subsidiary as discussed above, is not ignored for U.S. federal income tax purposes. Accordingly, such an entity would generally be subject to corporate income tax on its earnings, which may reduce the cash flow generated by the REIT Subsidiary and the REIT Subsidiary’s subsidiaries in the aggregate and the REIT Subsidiary’s ability to make distributions to the REIT Subsidiary’s shareholders.
A REIT is not treated as holding the assets of a TRS or other taxable subsidiary corporation or as receiving any income that the subsidiary earns. Rather, the stock issued by the subsidiary is an asset in the hands of the REIT, and the REIT generally recognizes as income the dividends, if any, that it receives from the subsidiary. This treatment can affect the gross income and asset test calculations that apply to the REIT, as described below. Because a parent REIT does not include the assets and income of such subsidiary corporations in determining the parent REIT’s compliance with the REIT requirements, such entities may be used by the parent REIT to undertake indirectly activities that the REIT rules might otherwise preclude the parent REIT from doing directly or through pass-through subsidiaries or render commercially unfeasible (for example, activities that give rise to certain categories of income such as non-qualifying fee or hedging income or inventory sales, or transactions subject to the penalty tax on “prohibited transactions” described below). If dividends are paid to the REIT Subsidiary by one or more domestic TRSs the REIT Subsidiary may own, then a portion of the dividends that the REIT Subsidiary distributes to shareholders who are taxed at individual rates generally will be eligible for taxation at preferential qualified dividend income tax rates rather than at ordinary income rates. See “— Taxation of Taxable U.S. Stockholders” and “— Annual Distribution Requirements.”
Certain restrictions imposed on TRSs are intended to ensure that such entities will be subject to appropriate levels of U.S. federal income taxation. First, a TRS may not deduct interest payments made in any year to an affiliated REIT to the extent that the excess of such payments over the TRS’s interest income exceeds, generally, 50% of the TRS’s adjusted taxable income for that year (although the TRS may carry forward to, and deduct in, a succeeding year the disallowed interest amount if the 50% test is satisfied in that year). Since this limitation generally only applies to interest expense to the extent it exceeds a TRS’s interest income, the limitation may not have a significant impact on TRSs that primarily hold debt investments. In addition, if amounts are paid to a REIT or deducted by a TRS due to transactions between a REIT, its tenants and/or the TRS, that exceed the amount that would be paid to or deducted by a party in an arm’s-length transaction, the REIT generally will be subject to an excise tax equal to 100% of such excess. The Advisors intend to scrutinize all of the REIT Subsidiary’s transactions with any of the REIT Subsidiary’s subsidiaries that are treated as TRSs in an effort to ensure that the REIT Subsidiary will not become subject to this excise tax; however, there can be no assurance that the REIT Subsidiary will be successful in avoiding this excise tax.

Taxable Mortgage Pools
An entity, or a portion of an entity, is classified as a taxable mortgage pool under the Code if:
•
substantially all of its assets consist of debt obligations or interests in debt obligations;

•
more than 50% of those debt obligations are real estate mortgage loans or interests in real estate mortgage loans as of specified testing dates;

•
the entity has issued debt obligations that have two or more maturities; and

•
the payments required to be made by the entity on its debt obligations “bear a relationship” to the payments to be received by the entity on the debt obligations that it holds as assets.

Under Treasury Regulations, if less than 80% of the assets of an entity (or a portion of an entity) consist of debt obligations, these debt obligations are considered not to comprise “substantially all” of its assets, and therefore the entity would not be treated as a taxable mortgage pool. The REIT Subsidiary may enter into transactions that could result in the REIT Subsidiary or a portion of the REIT Subsidiary’s assets being treated as a “taxable mortgage pool” for U.S. federal income tax purposes. Specifically, the REIT Subsidiary may securitize CMBS that it acquires and certain securitizations may result in the REIT Subsidiary owning interests in a taxable mortgage pool. The REIT Subsidiary would likely enter into such a transaction through a qualified REIT subsidiary and will be precluded from selling to outside investors equity interests in such a securitization or from selling any debt securities issued in connection with such a securitization that might be considered to be equity interests for U.S. federal income tax purposes.
A taxable mortgage pool generally is treated as a corporation for U.S. federal income tax purposes. However, special rules apply to a REIT, a portion of a REIT, or a qualified REIT subsidiary that is a taxable mortgage pool. If a REIT owns directly, or indirectly through one or more qualified REIT subsidiaries or other entities that are disregarded as a separate entity for U.S. federal income tax purposes, 100% of the equity interests in the taxable mortgage pool, the taxable mortgage pool will be a qualified REIT subsidiary and, therefore, ignored as an entity separate from the REIT for U.S. federal income tax purposes and would not generally affect the tax qualification of the REIT. Rather, the consequences of the taxable mortgage pool classification would generally, except as described below, be limited to the REIT’s shareholders. See “— Excess Inclusion Income.”
If the REIT Subsidiary owns less than 100% of the ownership interests in a subsidiary that is a taxable mortgage pool, the foregoing rules would not apply. Rather, the subsidiary would be treated as a corporation for U.S. federal income tax purposes, and would be subject to corporate income tax. The Advisors intend to monitor the structure of any taxable mortgage pools in which the REIT Subsidiary has an interest to ensure that they will not adversely affect the REIT Subsidiary’s qualification as a REIT.
Gross Income Tests
In order to maintain the REIT Subsidiary’s qualification as a REIT, the REIT Subsidiary annually must satisfy two gross income tests. First, at least 75% of the REIT Subsidiary’s gross income for each taxable year, excluding gross income from sales of inventory or dealer property in “prohibited transactions” and certain hedging and foreign currency transactions, must be derived from investments relating to real property or mortgages on real property, including “rents from real property,” dividends received from and gains from the disposition of other shares of REITs, interest income derived from mortgage loans secured by real property (including certain types of CMBS), and gains from the sale of real estate assets, as well as income from certain kinds of temporary investments. Second, at least 95% of the REIT Subsidiary’s gross income in each taxable year, excluding gross income from prohibited transactions and certain hedging and foreign currency transactions, must be derived from some combination of income that qualifies under the 75% income test described above, as well as other dividends, interest, and gain from the sale or disposition of stock or securities, which need not have any relation to real property. The Advisors intend to monitor the amount of the REIT Subsidiary’s non-qualifying income and manage the REIT Subsidiary’s portfolio of assets to comply with the gross income tests, but the Advisors cannot assure you that they will be successful in the effort.

For purposes of the 75% and 95% gross income tests, a REIT is deemed to have earned a proportionate share of the income earned by any partnership, or any limited liability company treated as a partnership for U.S. federal income tax purposes, in which it owns an interest, which share is determined by reference to its capital interest in such entity, and is deemed to have earned the income earned by any qualified REIT subsidiary.
Interest Income
Interest income constitutes qualifying mortgage interest for purposes of the 75% gross income test to the extent that the obligation upon which such interest is paid is secured by a mortgage on real property. If the REIT Subsidiary receives interest income with respect to a mortgage loan that is secured by both real property and other property and the highest principal amount of the loan outstanding during a taxable year exceeds the fair market value of the real property on the date that the REIT Subsidiary acquired the mortgage loan, the interest income will be apportioned between the real property and the other property, and the REIT Subsidiary’s income from the arrangement will qualify for purposes of the 75% gross income test only to the extent that the interest is allocable to the real property. Even if a loan is not secured by real property or is undersecured, the income that it generates may nonetheless qualify for purposes of the 95% gross income test.
In the event that the REIT Subsidiary invests in a mortgage that is secured by both real property and other property, the REIT Subsidiary would be required to apportion the REIT Subsidiary’s annual interest income to the real property security based on a fraction, the numerator of which is the value of the real property securing the loan, determined when the REIT Subsidiary commits to acquire the loan, and the denominator of which is the highest “principal amount” of the loan during the year. Thus, depending upon the value of the real property securing the REIT Subsidiary’s mortgage loans and their face amount, and the other sources of the REIT Subsidiary’s gross income generally, the REIT Subsidiary may fail to meet the 75% REIT gross income test. In addition, although the Advisors will endeavor to accurately determine the values of the real property securing the REIT Subsidiary’s loans at the time the REIT Subsidiary acquires or commits to acquire such loans, such values may not be susceptible to a precise determination and will be determined based on the information available to us at such time. If the IRS were to successfully challenge our valuations of such assets and such revaluations resulted in a higher portion of our interest income being apportioned to property other than real property, the REIT Subsidiary could fail to meet the 75% REIT gross income test. If the REIT Subsidiary does not meet this test, the REIT Subsidiary could potentially lose its REIT qualification or be required to pay a penalty tax to the IRS.
The Advisors expect that any CMBS that the REIT Subsidiary will invest in will be treated either as interests in a grantor trust or as regular interests in a REMIC for U.S. federal income tax purposes and that substantially all of the interest income, OID and market discount from the REIT Subsidiary’s CMBS will be qualifying income for the 95% gross income test. In the case of CMBS treated as interests in grantor trusts, the REIT Subsidiary would be treated as owning an undivided beneficial ownership interest in the mortgage loans held by the grantor trust. The interest, OID and market discount on such mortgage loans would be qualifying income for purposes of the 75% gross income test to the extent that the obligation is secured by real property, as discussed above. In the case of CMBS treated as interests in a REMIC, income derived from REMIC interests will generally be treated as qualifying income for purposes of the 75% and 95% gross income tests. If less than 95% of the assets of the REMIC are real estate assets, however, then only a proportionate part of its interest in the REMIC and income derived from the interest will qualify for purposes of the 75% gross income test. In addition, some REMIC securitizations include imbedded interest swap or cap contracts or other derivative instruments that potentially could produce non-qualifying income for the holder of the related REMIC securities. The Advisors expect that substantially all of the REIT Subsidiary’s income from CMBS, if any, will be qualifying income for purposes of the REIT gross income tests.
The Advisors believe that the interest, OID, and market discount income that the REIT Subsidiary receives from any CMBS that it holds generally will be qualifying income for purposes of both the 75% and 95% gross income tests. However, to the extent that the REIT Subsidiary owns non-REMIC CDO obligations or other debt instruments secured by mortgage loans (rather than by real property) or secured by non-real estate assets, or debt securities that are not secured by mortgages on real property or interests in real property, the interest income received with respect to such securities generally will be qualifying income for purposes of the 95% gross income test, but not the 75% gross income test. In addition, the loan amount of a mortgage loan that the REIT Subsidiary owns may exceed the value of the real property securing the loan. In that case, income from the loan will be qualifying income for purposes of the 95% gross income test, but the interest attributable to the amount of the loan that exceeds the value of the real property securing the loan will not be qualifying income for purposes of the 75% gross income test.
Phantom Income
Due to the nature of the assets in which the REIT Subsidiary may invest, the REIT Subsidiary may be required to recognize taxable income from certain of the REIT Subsidiary’s assets in advance of the REIT Subsidiary’s receipt of cash flow on or proceeds from disposition of such assets, referred to herein as “phantom income,” and the REIT Subsidiary may be required to report taxable income in early periods that exceeds the economic income ultimately realized on such assets.
The REIT Subsidiary may acquire debt instruments, including CMBS, in the secondary market for less than their face amount. The discount at which such debt instruments are acquired may reflect doubts about their ultimate collectability rather than current market interest rates. The amount of such discount will nevertheless generally be treated as “market discount” for U.S. federal income tax purposes. The Advisors expect the REIT Subsidiary to accrue market discount on a constant yield to maturity of the debt instrument, based generally on the assumption that all future payments on the debt instrument will be made. Accrued market discount is reported as income when, and to the extent that, any payment of principal on the debt instrument is received, unless the REIT Subsidiary elects to include accrued market discount in incomes as it accrues. Principal payments on certain loans are made monthly, and consequently accrued market discount may have to be included in income each month as if the debt instrument would ultimately be collected in full. If the REIT Subsidiary collects less on the debt instrument than its purchase price plus any market discount the REIT Subsidiary had previously reported as income, the REIT Subsidiary may not be able to benefit from any offsetting loss deductions in subsequent years. In certain cases, the REIT Subsidiary may be able to cease accruing interest income with respect to a debt instrument, to the extent there is reasonable doubt as to the REIT Subsidiary’s ability to collect such interest income. However, if the REIT Subsidiary recognizes insufficient interest income, and the IRS were to successfully assert that it did not accrue the appropriate amount of income with respect to such a debt instrument in a given taxable year, the REIT Subsidiary may be required to increase its taxable income with respect to such year, which could cause the REIT Subsidiary to be required to pay a deficiency dividend or a tax on undistributed income, or fail to qualify as a REIT.
Some of the CMBS that the REIT Subsidiary will purchase may have been issued with OID. The REIT Subsidiary will be required to accrue OID based on a constant yield method and income will accrue on the CMBS based on the assumption that all future payments on such CMBS will be made. If such CMBS turn out not to be fully collectible, an offsetting loss will only become available in a later year when uncollectiblity is provable. Moreover, such loss will likely be treated as a capital loss and the utility of that deduction would therefore depend on the REIT Subsidiary’s having capital gain in that later year or thereafter. The REIT Subsidiary may also be required under the terms of the indebtedness that it incurs to use cash received from interest payments to make principal payment on that indebtedness, with the effect that the REIT Subsidiary will recognize income but will not have a corresponding amount of cash available for distribution to the REIT Subsidiary’s shareholders.
Due to each of these potential differences between income recognition or expense deduction and related cash receipts or disbursements, there is a significant risk that REIT Subsidiary may have substantial taxable income in excess of cash available for distribution. In that event, the REIT Subsidiary may need to borrow funds or take other actions to satisfy the REIT distribution requirements for the taxable year in which this “phantom income” is recognized. See “— Annual Distribution Requirements.”
Dividend Income
The REIT Subsidiary may receive distributions from TRSs or other corporations that are not REITs or qualified REIT subsidiaries. These distributions are generally classified as dividend income to the extent of the earnings and profits of the distributing corporation. Such distributions generally constitute qualifying income for purposes of the 95% gross income test, but not the 75% gross income test. Any dividends received by the REIT Subsidiary from a REIT is qualifying income in the REIT Subsidiary’s hands for purposes of both the 95% and 75% gross income tests.
Hedging Transactions
The REIT Subsidiary may enter into hedging transactions with respect to one or more of the REIT Subsidiary’s assets or liabilities. Hedging transactions could take a variety of forms, including interest rate swap agreements, interest rate cap agreements, swaptions, financial futures, and options. Except to the extent provided by Treasury Regulations, any income from a hedging transaction the REIT Subsidiary enters into (1) in the normal course of business primarily to manage risk of interest rate or price changes or currency fluctuations with respect to borrowings made or to be made, or ordinary obligations incurred or to be incurred, to acquire or carry real estate assets, which is clearly identified as specified in Treasury Regulations before the close of the day on which it was acquired, originated, or entered into, including gain from the sale or disposition of such a transaction, and (2) primarily to manage risk of currency fluctuations with respect to any item of income or gain that would be qualifying income under the 75% or 95% gross income tests which is clearly identified as such before the close of the day on which it was acquired, originated, or entered into, will not constitute gross income for purposes of the 75% or 95% gross income test. To the extent that the REIT Subsidiary enters into other types of hedging transactions, the income from those transactions is likely to be treated as non-qualifying income for purposes of both of the 75% and 95% gross income tests. The Advisors intend to structure any hedging transactions in a manner that does not jeopardize the REIT Subsidiary’s qualification as a REIT, but there can be no assurance that the Advisors will be successful in this regard.
Rents from Real Property
Rents the REIT Subsidiary receives qualify as “rents from real property” in satisfying the gross income tests described above, only if several conditions are met, including the following. If rent attributable to personal property leased in connection with a lease of real property is greater than 15% of the total rent received under any particular lease, then all of the rent attributable to such personal property will not qualify as rents from real property. The determination of whether an item of personal property constitutes real or personal property under the REIT provisions of the Code is subject to both legal and factual considerations and is therefore subject to different interpretations.
In addition, in order for rents received by us to qualify as “rents from real property,” the rent must not be based in whole or in part on the income or profits of any person. However, an amount will not be excluded from rents from real property solely by reason of being based on a fixed percentage or percentages of sales or if it is based on the net income of a tenant which derives substantially all of its income with respect to such property from subleasing of substantially all of such property, to the extent that the rents paid by the subtenants would qualify as rents from real property, if earned directly by the REIT Subsidiary. Moreover, for rents received to qualify as “rents from real property,” the REIT Subsidiary generally must not operate or manage the property or furnish or render certain services to the tenants of such property, other than through an “independent contractor” who is adequately compensated and from which the REIT Subsidiary derives no income or through a TRS. The REIT Subsidiary is permitted, however, to perform services that are “usually or customarily rendered” in connection with the rental of space for occupancy only and are not otherwise considered rendered to the occupant of the property. In addition, the REIT Subsidiary may directly or indirectly provide non-customary services to tenants of the REIT Subsidiary’s properties without disqualifying all of the rent from the property if the payment for such services does not exceed 1% of the total gross income from the property. In such a case, only the amounts for non-customary services are not treated as rents from real property and the provision of the services does not disqualify the related rent.
Rental income will qualify as rents from real property only to the extent that the REIT Subsidiary does not directly or constructively own, (1) in the case of any tenant which is a corporation, stock possessing 10% or more of the total combined voting power of all classes of stock entitled to vote, or 10% or more of the total value of shares of all classes of stock of such tenant, or (2) in the case of any tenant which is not a corporation, an interest of 10% or more in the assets or net profits of such tenant.

Failure to Satisfy the Gross Income Tests
The Advisors intend to monitor the REIT Subsidiary’s sources of income, including any non-qualifying income received by the REIT Subsidiary, and manage the REIT Subsidiary’s assets so as to ensure the REIT Subsidiary’s compliance with the gross income tests. There can be no assurance, however, that the REIT Subsidiary will be able to satisfy the gross income tests. If the REIT Subsidiary fails to satisfy one or both of the 75% or 95% gross income tests for any taxable year, the REIT Subsidiary may still qualify as a REIT for the year if it is entitled to relief under applicable provisions of the Code. These relief provisions will generally be available if the REIT Subsidiary’s failure to meet these tests was due to reasonable cause and not due to willful neglect and, following the identification of such failure, the REIT Subsidiary sets forth a description of each item of the REIT Subsidiary’s gross income that satisfies the gross income tests in a schedule for the taxable year filed in accordance with the Treasury Regulation. It is not possible to state whether the REIT Subsidiary would be entitled to the benefit of these relief provisions in all circumstances. If these relief provisions are inapplicable to a particular set of circumstances involving the REIT Subsidiary, it will not qualify as a REIT. As discussed above under “— Taxation of REITs in General,” even where these relief provisions apply, a tax would be imposed upon the profit attributable to the amount by which the REIT Subsidiary fails to satisfy the particular gross income test.
Asset Tests
The REIT Subsidiary, at the close of each calendar quarter, must also satisfy four tests relating to the nature of its assets. First, at least 75% of the value of the REIT Subsidiary’s total assets must be represented by some combination of  “real estate assets,” cash, cash items, U.S. Government securities and, under some circumstances, stock or debt instruments purchased with new capital. For this purpose, real estate assets include interests in real property, such as land, buildings, leasehold interests in real property, stock of other corporations that qualify as REITs and certain kinds of CMBS and mortgage loans. Regular or residual interests in REMICs are generally treated as a real estate asset. If, however, less than 95% of the assets of a REMIC consists of real estate assets (determined as if the REIT Subsidiary held such assets), the REIT Subsidiary will be treated as owning its proportionate share of the assets of the REMIC. In the case of interests in grantor trusts, the REIT Subsidiary will be treated as owning an undivided beneficial interest in the mortgage loans held by the grantor trust. Assets that do not qualify for purposes of the 75% test are subject to the additional asset tests described below. Second, the value of any one issuer’s securities owned by the REIT Subsidiary may not exceed 5% of the value of the REIT Subsidiary’s gross assets. Third, the REIT Subsidiary may not own more than 10% of any one issuer’s outstanding securities, as measured by either voting power or value. Fourth, the aggregate value of all securities of TRSs held by the REIT Subsidiary may not exceed 25% of the value of the REIT Subsidiary’s gross assets.
The 5% and 10% asset tests do not apply to stock and securities of TRSs and qualified REIT subsidiaries. The 10% value test does not apply to certain “straight debt” and other excluded securities, as described in the Code, including any loan to an individual or an estate, any obligation to pay rents from real property and any security issued by a REIT. In addition, (1) a REIT’s interest as a partner in a partnership is not considered a security for purposes of applying the 10% value test; (2) any debt instrument issued by a partnership (other than straight debt or other excluded security) will not be considered a security issued by the partnership if at least 75% of the partnership’s gross income is derived from sources that would qualify for the 75% REIT gross income test; and (3) any debt instrument issued by a partnership (other than straight debt or other excluded security) will not be considered a security issued by the partnership to the extent of the REIT’s interest as a partner in the partnership.
For purposes of the 10% value test, “straight debt” means a written unconditional promise to pay on demand on a specified date a sum certain in money if  (1) the debt is not convertible, directly or indirectly, into stock, (2) the interest rate and interest payment dates are not contingent on profits, the borrower’s discretion, or similar factors other than certain contingencies relating to the timing and amount of principal and interest payments, as described in the Code and (3) in the case of an issuer which is a corporation or a partnership, securities that otherwise would be considered straight debt will not be so considered if the REIT Subsidiary, and any of the REIT Subsidiary’s “controlled taxable REIT subsidiaries” as defined in the Code, hold any securities of the corporate or partnership issuer which (A) are not straight debt or other excluded securities (prior to the application of this rule), and (B) have an aggregate value greater than 1% of the issuer’s outstanding securities (including, for the purposes of a partnership issuer, the REIT Subsidiary’s interest as a partner in the partnership).

After initially meeting the asset tests at the close of any quarter, the REIT Subsidiary will not lose its qualification as a REIT for failure to satisfy the asset tests at the end of a later quarter solely by reason of changes in asset values. If the REIT Subsidiary fails to satisfy the asset tests because it acquires assets during a quarter, the REIT Subsidiary can cure this failure by disposing of sufficient non-qualifying assets within 30 days after the close of that quarter. If the REIT Subsidiary fails the 5% asset test, or the 10% vote or value asset tests at the end of any quarter and such failure is not cured within 30 days thereafter, the REIT Subsidiary may dispose of sufficient assets (generally within six months after the last day of the quarter in which the identification of the failure to satisfy these asset tests occurred) to cure such a violation that does not exceed the lesser of 1% of the REIT Subsidiary’s assets at the end of the relevant quarter or $10,000,000. If the REIT Subsidiary fails any of the other asset tests or the REIT Subsidiary’s failure of the 5% and 10% asset tests is in excess of the de minimis amount described above, as long as such failure was due to reasonable cause and not willful neglect, it is permitted to avoid disqualification as a REIT, after the 30 day cure period, by taking steps, including the disposition of sufficient assets to meet the asset test (generally within six months after the last day of the quarter in which the identification of the failure to satisfy the REIT asset test occurred) and paying a tax equal to the greater of  $50,000 or the highest corporate income tax rate (currently 35%) of the net income generated by the non-qualifying assets during the period in which the REIT Subsidiary failed to satisfy the asset test.
The Advisors expect that any CMBS that the REIT Subsidiary will own generally will be qualifying assets for purposes of the 75% asset test. However, to the extent that the REIT Subsidiary owns non-REMIC CDOs or other debt instruments secured by mortgage loans (rather than by real property) or secured by non-real estate assets, or debt securities issued by C corporations or other fixed-income securities that are not secured by mortgages on real property, those securities will generally not be qualifying assets for purposes of the 75% asset test.
A real estate mortgage loan that the REIT Subsidiary owns generally will be treated as a real estate asset for purposes of the 75% REIT asset test if, on the date that the REIT Subsidiary acquires or originates the mortgage loan, the value of the real property securing the loan is equal to or greater than the principal amount of the loan. Existing IRS guidance provides that certain rules described above that are applicable to the gross income tests may apply to determine what portion of a mortgage loan will be treated as a real estate asset if the mortgage loan is secured both by real property and other assets. Although the issue is not free from doubt, the REIT Subsidiary may be required to treat a portion of a mortgage loan that is acquired (or modified in a manner that is treated as an acquisition of a new loan for U.S. federal income tax purposes) at a time when the fair market value of the real property securing the loan is less than the loan’s face amount and there are other assets securing the loan, as nonqualifying for the 75% REIT asset test even if the REIT Subsidiary’s acquisition price for the loan (that is, the fair market value of the loan) is less than the value of the real property securing the loan.
The Advisors believe that the REIT Subsidiary’s holdings of securities and other assets will be structured in a manner that will comply with the foregoing REIT asset requirements and the Advisors intend to monitor compliance on an ongoing basis. There can be no assurance, however, that the Advisors will be successful in this effort. In this regard, to determine compliance with these requirements, the Advisors will need to estimate the value of the REIT Subsidiary’s assets. The Advisors may not obtain independent appraisals to support our conclusions concerning the values of the REIT Subsidiary’s assets, and the values of some of the REIT Subsidiary’s assets may not be susceptible to a precise determination and are subject to change in the future. Although the Advisors will be prudent in making estimates as to the value of the REIT Subsidiary’s assets, there can be no assurance that the IRS will not disagree with the determinations and assert that a different value is applicable, in which case the REIT Subsidiary might not satisfy the 75% asset test and the other asset tests and could fail to qualify as a REIT. Furthermore, the proper classification of an instrument as debt or equity for U.S. federal income tax purposes may be uncertain in some circumstances, which could affect the application of the REIT asset tests. As an example, if the REIT Subsidiary were to acquire equity securities of a REIT issuer that were determined by the IRS to represent debt securities of such issuer, such securities would also not qualify as real estate assets. Accordingly, there can be no assurance that the IRS will not contend that the REIT Subsidiary’s interests in subsidiaries or in the securities of other issuers (including REIT issuers) cause a violation of the REIT asset tests.

In addition, the REIT Subsidiary may enter into repurchase agreements under which the REIT Subsidiary will nominally sell certain of its assets to a counterparty and simultaneously enter into an agreement to repurchase the sold assets. The Advisors believe that the REIT Subsidiary will be treated for U.S. federal income tax purposes as the owner of the assets that are the subject of any such repurchase agreement and the repurchase agreement will be treated as a secured lending transaction notwithstanding that the REIT Subsidiary may transfer record ownership of the assets to the counterparty during the term of the agreement. It is possible, however, that the IRS could successfully assert that the REIT Subsidiary did not own the assets during the term of the repurchase agreement, in which case the REIT Subsidiary could fail to qualify as a REIT.
Annual Distribution Requirements
In order to qualify as a REIT, the REIT Subsidiary is required to distribute dividends, other than capital gain dividends, to the REIT Subsidiary’s shareholders in an amount at least equal to:
(a)
the sum of:

•
90% of the REIT Subsidiary’s “REIT taxable income” (computed without regard to its deduction for dividends paid and its net capital gains); and

•
90% of the net income (after tax), if any, from foreclosure property (as described below);

minus
(b)
the sum of specified items of non-cash income that exceeds a percentage of the REIT Subsidiary’s income.

These distributions must be paid in the taxable year to which they relate or in the following taxable year if such distributions are declared in October, November or December of the taxable year, are payable to shareholders of record on a specified date in any such month and are actually paid before the end of January of the following year. Such distributions are treated as both paid by the REIT Subsidiary and received by each shareholder on December 31 of the year in which they are declared. In addition, at the REIT Subsidiary’s election, a distribution for a taxable year may be declared before the REIT Subsidiary timely files the REIT Subsidiary’s tax return for the year and be paid with or before the first regular dividend payment after such declaration, provided that such payment is made during the 12-month period following the close of such taxable year. These distributions are taxable to the REIT Subsidiary’s shareholders in the year in which paid, even though the distributions relate to the REIT Subsidiary’s prior taxable year for purposes of the 90% distribution requirement.
In order for distributions to be counted towards the REIT Subsidiary’s distribution requirement and to give rise to a tax deduction by the REIT Subsidiary, they must not be “preferential dividends.” A dividend is not a preferential dividend if it is pro rata among all outstanding shares of stock within a particular class and is in accordance with the preferences among different classes of stock as set forth in the organizational documents.
To the extent that the REIT Subsidiary distributes at least 90%, but less than 100%, of the REIT Subsidiary’s “REIT taxable income,” as adjusted, it would be subject to tax at ordinary U.S. federal corporate tax rates on the retained portion. In addition, the REIT Subsidiary may elect to retain, rather than distribute, the REIT Subsidiary’s net long-term capital gains and pay tax on such gains. In this case, the REIT Subsidiary could elect to have the REIT Subsidiary’s shareholders include their proportionate share of such undistributed long-term capital gains in income and receive a corresponding credit or refund, as the case may be, for their proportionate share of the tax paid by the REIT Subsidiary. The REIT Subsidiary’s shareholders would then increase the adjusted basis of their stock in the REIT Subsidiary by the difference between the designated amounts included in their long-term capital gains and the tax deemed paid with respect to their proportionate shares.
If the REIT Subsidiary fails to distribute during each calendar year at least the sum of  (1) 85% of the REIT Subsidiary’s REIT ordinary income for such year, (2) 95% of the REIT Subsidiary’s REIT capital gain net income for such year and (3) any undistributed taxable income from prior periods, the REIT Subsidiary would be subject to a 4% excise tax on the excess of such required distribution over the sum of

(x) the amounts actually distributed (taking into account excess distributions from prior periods) and (y) the amounts of income retained on which the REIT Subsidiary has paid corporate income tax. The REIT Subsidiary intends to make timely distributions so that it is not subject to the 4% excise tax.
It is possible that the REIT Subsidiary, from time to time, may not have sufficient cash to meet the distribution requirements due to timing differences between (a) the actual receipt of cash, including receipt of distributions from the REIT Subsidiary’s subsidiaries and (b) the inclusion of items in income by the REIT Subsidiary for U.S. federal income tax purposes prior to receipt of such income in cash. For example, the REIT Subsidiary may acquire debt instruments or notes whose face value may exceed its issue price as determined for U.S. federal income tax purposes, reverse mortgages or market discount bonds such that the REIT Subsidiary will be required to include in the REIT Subsidiary’s income a portion of income each year that such instrument is held before the REIT Subsidiary receives any corresponding cash. See “— Gross Income Tests — Phantom Income” above. In the event that such timing differences occur, to meet the REIT Subsidiary’s distribution requirements it might be necessary to arrange for short-term, or possibly long-term, borrowings, use cash reserves, liquidate non-cash assets at rates or times that are unfavorable or pay dividends in the form of taxable stock dividends. In the case of a taxable stock dividend, shareholders would be required to include the dividend as income and would be required to satisfy the tax liability associated with the distribution with cash from other sources, including sales of the REIT Subsidiary’s common stock. Both a taxable stock distribution and sale of common stock resulting from such distribution could adversely affect the value of the REIT Subsidiary’s common stock.
In addition, under certain circumstances, the Master Fund may elect to receive a consent dividend from the REIT Subsidiary in order to allow the REIT Subsidiary to meet the annual REIT distribution requirements or avoid paying corporate tax on any undistributed net income. If the REIT Subsidiary makes a consent dividend, the REIT Subsidiary and the Master Fund generally will be treated for U.S. federal income tax purposes as if the REIT Subsidiary distributed cash to the Master Fund and the Master Fund immediately recontributed the cash to the REIT Subsidiary as a contribution to capital. A consent dividend would result in the recognition of income by the Master Fund as if an actual distribution were made, but without any distribution of cash.
The REIT Subsidiary may be able to rectify a failure to meet the distribution requirements for a year by paying “deficiency dividends” to shareholders in a later year, which may be included in the REIT Subsidiary’s deduction for dividends paid for the earlier year. In this case, the REIT Subsidiary may be able to avoid losing the REIT Subsidiary’s qualification as a REIT or being taxed on amounts distributed as deficiency dividends. However, the REIT Subsidiary would be required to pay interest and a penalty based on the amount of any deduction taken for deficiency dividends.
Recordkeeping Requirements
The REIT Subsidiary is required to maintain records and request on an annual basis information from specified shareholders. These requirements are designed to assist us in determining the actual ownership of the REIT Subsidiary’s outstanding stock and maintaining the REIT Subsidiary’s qualifications as a REIT.
Excess Inclusion Income
If the REIT Subsidiary acquires a residual interest in a REMIC, the REIT Subsidiary may realize excess inclusion income. In addition, if the REIT Subsidiary is deemed to have issued debt obligations having two or more maturities, the payments on which correspond to payments on mortgage loans owned by the REIT Subsidiary, such arrangement will be treated as a taxable mortgage pool for U.S. federal income tax purposes. See “— Effect of Subsidiary Entities — Taxable Mortgage Pools.” The REIT Subsidiary may securitize CMBS that it acquires and certain securitizations may result in the REIT Subsidiary owning interests in a taxable mortgage pool. The REIT Subsidiary would likely form such securitizations as qualified REIT subsidiaries and will be precluded from selling to outside investors, equity interests in such securitizations or from selling any debt securities issued in connection with such securitizations that might be considered to be equity interests for U.S. federal income tax purposes. The REIT Subsidiary would be taxed at the highest corporate income tax rate on a portion of the income, referred to as “excess inclusion income,” arising from a taxable mortgage pool that is allocable to the percentage of the REIT Subsidiary’s shares held in record name by “disqualified organizations,” which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on unrelated business taxable income. To the extent that common stock owned by “disqualified organizations” is held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of the REIT Subsidiary’s excess inclusion income allocable to the common stock held by the broker/dealer or other nominee on behalf of the “disqualified organizations.” Because this tax would be imposed on the REIT Subsidiary, all of the REIT Subsidiary’s investors, including investors that are not disqualified organizations, will bear a portion of the tax cost associated with the classification of the REIT Subsidiary or a portion of the REIT Subsidiary’s assets as a taxable mortgage pool. A RIC or other pass-through entity owning the REIT Subsidiary’s common stock in record name, such as the Master Fund and the Trust, would be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to their owners that are disqualified organizations.
In addition, if the REIT Subsidiary realizes excess inclusion income and allocates it to shareholders, this income cannot be offset by net operating losses of the REIT Subsidiary’s shareholders. If the shareholder is a foreign person, it would be subject to U.S. federal income tax withholding on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty. If the shareholder is a REIT, a RIC, common trust fund or other pass-through entity, such as the Master Fund and the Trust, the shareholder’s allocable share of the REIT Subsidiary’s excess inclusion income could be considered excess inclusion income of such entity.
Prohibited Transactions
Net income the REIT Subsidiary derives from a prohibited transaction is subject to a 100% tax. The term “prohibited transaction” generally includes a sale or other disposition of property (other than foreclosure property) that is held as inventory or primarily for sale to customers, in the ordinary course of a trade or business by a REIT, by a lower-tier partnership in which the REIT holds an equity interest or by a borrower that has issued a shared appreciation mortgage or similar debt instrument to the REIT. The Advisors intend to conduct the REIT Subsidiary’s operations so that no asset owned by the REIT Subsidiary or the REIT Subsidiary’s pass-through subsidiaries will be held as inventory or primarily for sale to customers, and that a sale of any assets owned by the REIT Subsidiary directly or through a pass-through subsidiary will not be in the ordinary course of business. However, whether property is held as inventory or “primarily for sale to customers in the ordinary course of a trade or business” depends on the particular facts and circumstances. If the REIT Subsidiary were to sell a mortgage loan to a third party, depending on the circumstances of the sale, it is possible that the sale could be treated as a prohibited transaction. As a result, no assurance can be given that any particular asset in which the REIT Subsidiary holds a direct or indirect interest, including any securities or loans that the REIT Subsidiary may dispose of, will not be treated as property held as inventory or primarily for sale to customers. The Code provides certain safe harbors under which disposition of assets are not treated as prohibited transactions. However, there can be no assurance that any disposition of the REIT Subsidiary’s assets would comply with these safe-harbor provisions. The 100% tax will not apply to gains from the sale of property that is held through a TRS or other taxable corporation, although such income would be subject to tax in the hands of the corporation at regular corporate income tax rates.
Foreclosure Property
Foreclosure property is real property and any personal property incident to such real property (1) that is acquired by a REIT as a result of the REIT having bid on the property at foreclosure or having otherwise reduced the property to ownership or possession by agreement or process of law after there was a default (or default was imminent) on a lease of the property or a mortgage loan held by the REIT and secured by the property, (2) for which the related loan or lease was acquired by the REIT at a time when default was not imminent or anticipated and (3) for which such REIT makes a proper election to treat the property as foreclosure property. REITs generally are subject to tax at the maximum U.S. federal corporate rate (currently 35%) on any net income from foreclosure property, including any gain from the disposition of the foreclosure property, other than income that would otherwise be qualifying income for purposes of the 75% gross income test. Any gain from the sale of property for which a foreclosure property election has been made will not be subject to the 100% tax on gains from prohibited transactions described above, even if the property would otherwise constitute inventory or dealer property in the hands of the selling REIT. The Advisors do not anticipate that the REIT Subsidiary will receive any income from foreclosure property that is not qualifying income for purposes of the 75% gross income test, but, if the REIT Subsidiary receives any such income, the Advisors intend to cause the REIT Subsidiary to elect to treat the related property as foreclosure property. Property is not eligible for the election to be treated as foreclosure property if the loan with respect to which the default occurs or is imminent is acquired by a REIT with an intent to foreclose, or when the REIT knows or has reason to know that default would occur.
Failure to Qualify
In the event that the REIT Subsidiary violates a provision of the Code that would result in the REIT Subsidiary’s failure to qualify as a REIT, the REIT Subsidiary may nevertheless continue to qualify as a REIT under specified relief provisions available to it to avoid such disqualification if  (1) the violation is due to reasonable cause and not due to willful neglect, (2) the REIT Subsidiary pays a penalty of  $50,000 for each failure to satisfy a requirement for qualification as a REIT and (3) the violation does not include a violation under the gross income or asset tests described above (for which other specified relief provisions are available). This cure provision reduces the instances that could lead to the REIT Subsidiary’s disqualification as a REIT for violations due to reasonable cause. If the REIT Subsidiary fails to qualify for taxation as a REIT in any taxable year and none of the relief provisions of the Code apply, the REIT Subsidiary would be subject to tax, including any applicable alternative minimum tax, on the REIT Subsidiary’s taxable income at regular corporate rates. Distributions to the REIT Subsidiary’s shareholders in any year in which it is not a REIT will not be deductible by the REIT Subsidiary, nor will they be required to be made. Unless the REIT Subsidiary is entitled to relief under the specific statutory provisions, the REIT Subsidiary will also be disqualified from re-electing to be taxed as a REIT for the four taxable years following a year during which qualification was lost. It is not possible to state whether, in all circumstances, the REIT Subsidiary will be entitled to statutory relief.
Taxation of U.S. Shareholders
Distributions
Distributions of the Trust’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of  “qualified dividend income,” generally be taxable to Shareholders as ordinary income to the extent such distributions are paid out of the Trust’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time a Shareholder has owned Shares. The ultimate tax characterization of the Trust’s distributions made in a tax year cannot be determined until after the end of the tax year. As a result, the Trust may make total distributions during a tax year in an amount that exceeds the current and accumulated earnings and profits of the Trust. A distribution of an amount in excess of the Trust’s current and accumulated earnings and profits will be treated by a Shareholder as a return of capital that will be applied against and reduce the Shareholder’s basis in its Shares. To the extent that the amount of any such distribution exceeds the Shareholder’s basis in its Shares, the excess will be treated as gain from a sale or exchange of Shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares. Generally, for U.S. federal income tax purposes, a Shareholder receiving Shares under the DRP will be treated as having received a distribution equal to the fair market value of such Shares on the date such Shares are credited to the Shareholder’s account.
The makeup of the Trust’s dividends will depend in significant part on the makeup of the distributions received from the Master Fund. It is expected that a substantial portion of the Master Fund’s income (and as a result, the Trust’s income) will consist of ordinary income. For example, interest and OID derived by the Master Fund constitute ordinary income. In addition, gain derived by the Master Fund from the disposition of debt securities with “market discount” (generally, securities purchased by the Master Fund at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition, unless the Master Fund makes an election to accrue market discount on a current basis. The

Master Fund may, however, receive distributions from the REIT Subsidiary that are designated as capital gains dividends. In addition, certain of the Master Fund’s investments will be subject to other special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to Master Fund shareholders, including the Trust, and, thus, distributions by the Trust to Shareholders.
Distributions made by the Trust to a corporate Shareholder will qualify for the dividends-received deduction only to the extent that the distributions consist of qualifying dividends received by the Master Fund. In addition, any such dividends-received deduction will be disallowed or reduced if the corporate Shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Shares.
Distributions of  “qualified dividend income” to an individual or other non-corporate Shareholder will be treated as “qualified dividend income” to such Shareholder and will be taxed at long-term capital gain rates, provided the Shareholder satisfies the applicable holding period and other requirements. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Master Fund’s investment strategy, it is not expected that a significant portion of the distributions made by the Master Fund (and, therefore, by the Trust) will be eligible for the dividends-received deduction or the reduced rates applicable to “qualified dividend income.”
To the extent the Trust elects under the applicable provisions of the Code to retain its net capital gains, Shareholders will be treated as having received, for U.S. federal income tax purposes, the Trust’s undistributed capital gains as well as a corresponding credit or refund, as the case may be, for taxes paid by the Trust on such retained capital gains. A Shareholder will increase its adjusted tax basis in Shares by the difference between its allocable share of such retained capital gain and its share of the tax paid by the Trust.
If a person acquires Shares shortly before the record date of a distribution, the price of the Shares will include the value of the distribution, and the person will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment in such Shares.
Distributions paid by the Trust generally will be treated as received by a Shareholder at the time the distribution is made. However, the Trust may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in question. If the Trust makes such an election, the Shareholder will still be treated as receiving the distribution in the tax year in which the distribution is made. However, any distribution declared by the Trust in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for U.S. federal income tax purposes as if it had been received by Shareholders on December 31 of the calendar year in which the distribution was declared.
The IRS currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Trust issues preferred shares, the Trust intends to allocate capital gain distributions and distributions qualifying for the dividends-received deduction, if any, between its Shares and preferred shares in proportion to the total distributions paid to each class with respect to such tax year.
Shareholders will be notified annually, as promptly as practicable after the end of each calendar year, as to the U.S. federal income tax status of distributions and Shareholders receiving distributions in the form of additional Shares will receive a report as to the NAV of those Shares.
Sale or Exchange of Shares
A Shareholder holding Shares as capital assets generally will recognize capital gain or loss on the sale or other disposition of such Shares. The amount of the gain or loss will be equal to the difference between the amount received for Shares and the Shareholder’s adjusted tax basis in the relevant Shares. Such gain or loss generally will be a long-term capital gain or loss if the Shareholder has held such Shares for more than one year. Otherwise, the gain or loss will be classified as short-term capital gain or loss. However, losses realized by a Shareholder on the sale or exchange of Shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received (or deemed received, as discussed above) with respect to such Shares. In addition, no loss will be allowed on a sale or other disposition of Shares if the Shareholder acquires (including through reinvestment of distributions or otherwise) Shares, or enters into a contract or option to acquire Shares, within 30 days before or after any disposition of such Shares at a loss. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Under current law, net capital gains recognized by non-corporate Shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.
The repurchase or transfer of Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss.
In general, individual U.S. Shareholders currently are generally subject to a maximum U.S. federal income tax rate of 20% (depending on whether the Shareholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate Shareholders with net capital losses for a tax year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each tax year. Any net capital losses of a non-corporate Shareholder in excess of   $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate Shareholders generally may not deduct any net capital losses for a tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Trust and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of this tax to their income and gains in respect of their investment in the Trust.
The Trust (or if a U.S. Shareholder holds shares through an intermediary, such intermediary) will send to each of its U.S. Shareholders, as soon as practicable after the end of each calendar year, a notice reporting, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal income tax status of each year’s distributions generally will be reported to the IRS, including the amount of distributions, if any, eligible for the preferential maximum rate. Distributions paid by the Trust generally will not be eligible for the corporate dividends received deduction or the preferential tax rate applicable to qualifying dividends because the Master Fund’s income (and as a result, the Trust’s income) generally will not consist of qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.
Under Treasury Regulations, if a Shareholder recognizes losses with respect to Shares of   $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not expected. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Reporting of adjusted cost basis information is required for covered securities, which generally include shares of a RIC, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
Backup Withholding and Information Reporting
Information returns may be filed with the IRS in connection with payments on Shares and the proceeds from a sale or other disposition of Shares. A Shareholder may be subject to backup withholding on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally on an IRS Form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld as backup withholding may be credited against the applicable Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.
Taxation of Non-U.S. Shareholders
General
Whether an investment in the Trust is appropriate for a non-U.S. Shareholder (as defined below) will depend upon that person’s particular circumstances. An investment in the Trust by a non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisors before investing in Shares.
The U.S. federal income taxation of a Shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes, referred to herein as a “non-U.S. Shareholder,” depends on whether the income that the Shareholder derives from the Trust is “effectively connected” with a U.S. trade or business carried on by the Shareholder.
Dividends
Except as otherwise described below, the portion of dividends received by non-U.S. Shareholders payable out of the Trust’s earnings and profits that are not attributable to gains from sales or exchanges of U.S. real property interests and which are not effectively connected with a U.S. trade or business of the non-U.S. Shareholder will generally be subject to U.S. federal withholding tax at the rate of 30%, unless reduced or eliminated by an applicable income tax treaty. Under some treaties, however, lower rates generally applicable to dividends do not apply to dividends from RICs. In addition, any portion of the dividends paid to non-U.S. Shareholders that are treated as excess inclusion income will not be eligible for exemption from the 30% withholding tax or a reduced treaty rate. As previously noted, the REIT Subsidiary may engage in transactions that could result in a portion of the Trust’s dividends being considered excess inclusion income, and accordingly, a portion of the Trust’s dividend income may not be eligible for exemption from the 30% withholding rate or a reduced treaty rate. In the case of a taxable stock dividend with respect to which any withholding tax is imposed on a non-U.S. Shareholder, the Trust may have to withhold or dispose of part of the shares otherwise distributable in such dividend and use such withheld shares or the proceeds of such disposition to satisfy the withholding tax imposed.
In general, non-U.S. Shareholders will not be considered to be engaged in a U.S. trade or business solely as a result of their ownership of Shares. In cases where the dividend income from a non-U.S. Shareholder’s investment in Shares is, or is treated as, effectively connected with the non-U.S. Shareholder’s conduct of a U.S. trade or business, the non-U.S. Shareholder generally will be subject to U.S. federal income tax at graduated rates, in the same manner as U.S. Shareholders are taxed with respect to such dividends, and may also be subject to the 30% branch profits tax on the income after the application of the income tax in the case of a non-U.S. Shareholder that is a corporation. In addition, the Trust may have to withhold or dispose of part of the shares otherwise distributable in such dividend and use such withheld shares or the proceeds of such disposition to satisfy the withholding tax imposed.
Return of Capital Distributions
Unless (1) Shares constitute a U.S. real property interest (or USRPI) or (2) either (A) the non-U.S. Shareholder’s investment in Shares is effectively connected with a U.S. trade or business conducted by such

non-U.S. Shareholder (in which case the non-U.S. Shareholder will be subject to the same treatment as U.S. Shareholders with respect to such gain) or (B) the non-U.S. Shareholder is a nonresident alien individual who was present in the U.S. for 183 days or more during the taxable year and has a “tax home” in the U.S. (in which case the non-U.S. Shareholder will be subject to a 30% tax on the individual’s net capital gain for the year), distributions by the Trust which are not dividends out of the Trust’s earnings and profits will not be subject to U.S. federal income tax. If it cannot be determined at the time at which a distribution is made whether or not the distribution will exceed current or accumulated earnings and profits, the distribution will be subject to withholding at the rate applicable to dividends. However, the non-U.S. Shareholder may seek a refund from the IRS of any amounts withheld if it is subsequently determined that the distribution was, in fact, in excess of the Trust’s current or accumulated earnings and profits.
As discussed below, the Advisors do not expect Shares to constitute a USRPI; however, if Shares constitute a USRPI, as described below, distributions by us in excess of the sum of the Trust’s earnings and profits plus the non-U.S. Shareholder’s adjusted tax basis in Shares will be taxed under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) at the rate of tax, including any applicable capital gains rates, that would apply to a U.S. Shareholder of the same type (such as, an individual or a corporation, as the case may be), and the collection of the tax will be enforced by a refundable withholding at a rate of 10% of the amount by which the distribution exceeds the Shareholder’s share of the Trust’s earnings and profits.
Capital Gain Dividends
A non-U.S. Shareholder whose income from the Trust is not “effectively connected” with a U.S. trade or business generally will be exempt from U.S. federal income tax on capital gains distributions, any amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares. If, however, such a non-U.S. Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the tax year and meets certain other requirements such capital gains distributions, undistributed capital gains and gains from the sale or exchange of Shares will be subject to a 30% U.S. tax.
If the Trust distributes net capital gains in the form of deemed rather than actual distributions, a non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Shareholder’s allocable share of the tax the Trust pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.
Notwithstanding the foregoing, under FIRPTA, a distribution made by the Trust to a non-U.S. Shareholder, to the extent the Trust constitutes a USRPI and the distribution is attributable to a distribution from the REIT Subsidiary that is a capital gain dividend, will be considered effectively connected with a U.S. trade or business of the non-U.S. Shareholder and will be subject to U.S. federal income tax at the rates applicable to U.S. Shareholders, without regard to whether the distribution by the Trust is designated as a capital gain dividend. In addition, the Trust will be required to withhold tax equal to 35% of the amount of capital gain dividends to the extent of such distributions. Distributions subject to FIRPTA may also be subject to a 30% branch profits tax in the hands of a non-U.S. holder that is a corporation.
Qualified Net Interest Income and Qualified Short-Term Capital Gains Dividends
For tax years beginning before January 1, 2015, properly reported distributions received by non-U.S. Shareholders were generally exempt from U.S. federal withholding tax when they (a) were paid in respect of the Trust’s “qualified net interest income” (generally, the Trust’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Trust is at least a 10% Shareholder, reduced by expenses that are allocable to such income), or (b) were paid in connection with the Trust’s “qualified short-term capital gains” (generally, the excess of the Trust’s net short-term capital gains over the Trust’s long-term capital losses for such tax year). There can be no assurance as to whether or not this legislation will be extended to tax years beginning on or after January 1, 2015. Even if this legislation is extended, depending on the circumstances, the Trust may report all, some or none of the Trust’s potentially eligible distributions as such qualified net interest income or as qualified short-term capital gains, and/or treat such distributions, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute or successor form). Thus, an investment in the Shares by a non-U.S. Shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Trust will invest.
Sale or Exchange of Shares
Unless the Shares constitute a USRPI, the sale, exchange or repurchase of Shares generally will not be subject to U.S. federal income taxation under FIRPTA. Shares will not be treated as a USRPI if less than 50% of the Trust’s assets throughout a prescribed testing period consist of interests in real property located within the U.S., excluding, for this purpose, interests in real property solely in a capacity as a creditor. The Advisors do not expect that 50% or more of the Trust’s assets will consist of interests in real property located in the U.S. and accordingly do not expect Shares to constitute a USRPI.
Even if Shares otherwise would be a USRPI under the foregoing test, Shares will not constitute a USRPI if the Trust is considered a “domestically controlled RIC.” A domestically controlled RIC is a RIC in which, at all times during a specified testing period (generally the lesser of the five year period ending on the date of disposition of Shares or the period of the RIC’s existence), less than 50% in value of its outstanding shares of common stock is held directly or indirectly by non-U.S. Shareholders. The Trust may be a domestically controlled RIC, in which case the sale of Shares would not be subject to taxation under FIRPTA. However, because Shares are expected to be widely held, there can be no assurance that the Trust will be a domestically controlled RIC.
If gain on the sale of Shares were subject to taxation under FIRPTA, the non-U.S. Shareholder would be subject to the same treatment as a U.S. Shareholder with respect to such gain, subject to applicable alternative minimum tax and a special alternative minimum tax in the case of non-resident alien individuals, and the purchaser of the stock could be required to withhold 10% of the purchase price and remit such amount to the IRS.
Gain from the sale of Shares that would not otherwise be subject to FIRPTA will nonetheless be taxable in the United States to a non-U.S. Shareholder in two cases: (1) if the non-U.S. Shareholder’s investment in Shares is effectively connected with a U.S. trade or business conducted by such non-U.S. Shareholder, the non-U.S. Shareholder will be subject to the same treatment as a U.S. Shareholder with respect to such gain, or (2) if the non-U.S. Shareholder is a nonresident alien individual who was present in the U.S. for 183 days or more during the taxable year and has a “tax home” in the U.S., the nonresident alien individual will be subject to a 30% tax on the individual’s net capital gain.
Backup Withholding and Information Reporting
Information returns may be filed with the IRS in connection with payments on Shares to a non-U.S. Shareholder. A non-U.S. Shareholder may be subject to backup withholding on all such payments if it fails to provide the payor with an IRS Form W-8BEN or IRS Form W-8BEN-E. Backup withholding is not an additional tax. Any amounts withheld as backup withholding may be refunded credited against the applicable Shareholder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS.
FATCA
Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA” may, impose withholding taxes on U.S. source payments made to “foreign financial institutions” and certain other non-U.S. entities and on disposition proceeds of U.S. securities realized after December 31, 2018. Under this legislation, the failure to comply with additional certification, information reporting and other specified requirements could result in withholding tax being imposed on payments of dividends and sales proceeds to U.S. Shareholders (as defined in above) who own Shares through foreign accounts or foreign intermediaries and certain non-U.S. Shareholders. The legislation imposes a 30% withholding tax on dividends on, and gross proceeds from the sale or other disposition of, Shares, paid to a foreign financial institution or to a foreign entity other than a financial institution, unless (i) the foreign financial institution undertakes certain diligence and reporting obligations or (ii) the foreign entity is not a financial institution and either certifies it does not have any substantial United States owners or furnishes identifying information regarding each substantial United States owner. If the payee is a foreign financial institution (that is not otherwise exempt), it must either enter into an agreement with the United States Treasury requiring, among other things, that it undertake to identify accounts held by certain United States persons or U.S.-owned foreign entities, annually report certain information about such accounts, and withhold 30% on payments to account holders whose actions prevent it from complying with these reporting and other requirements or in the case of a foreign financial institution that is resident in a jurisdiction that has entered into an intergovernmental agreement to implement FATCA, comply with the revised diligence and reporting obligations of such intergovernmental agreement. Prospective investors should consult their tax advisors regarding this legislation.
Other Taxes
The Trust, the Master Fund, the REIT Subsidiary and Shareholders may be subject to state, local and non-U.S. taxes in various jurisdictions, including those in which it or they transact business, own property or reside. In those states or localities, entity-level tax treatment and the treatment of distributions made to Shareholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in Shares may have tax consequences for Shareholders that are different from those of a direct investment in the Master Fund’s or the REIT Subsidiary’s portfolio investments. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Trust.
Legislative or Other Actions Affecting RICs and REITs
The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Department of the Treasury. No assurance can be given as to whether, when, or in what form, U.S. federal income tax laws applicable to the Trust, the Master Fund, the REIT Subsidiary Shareholders may be enacted. Changes to the U.S. federal income tax laws and interpretations of U.S. federal income tax laws could adversely affect an investment in Shares.

ERISA Considerations
The following is a summary of some considerations associated with an investment in Shares by a Benefit Plan (as defined below). This summary is based on the provisions of ERISA and the Code, each as amended through the date of this prospectus, and the relevant regulations, opinions and other authority issued by the Department of Labor and the IRS. There is no assurance that there will not be adverse decisions or legislative, judicial, regulatory or administrative changes that would significantly modify the statements expressed herein. Any such changes may apply to transactions entered into prior to the date of their enactment. This summary does not address issues relating to government plans, church plans, and foreign plans that are not subject to ERISA or the prohibited transaction provisions of Section 4975 of the Code but that may be subject to similar requirements under other applicable laws. All such plans must determine whether an investment in Shares is in accordance with applicable law and the plan documents.
Employee pension benefit plans subject to ERISA (such as profit sharing, section 401(k) and pension plans), other retirement plans and accounts subject to Section 4975 of the Code but not subject to ERISA (such as IRAs, Keoghs and medical savings accounts), and health and welfare plans subject to ERISA, and entities that hold assets of such plans are collectively referred herein as “Benefit Plans.” Each fiduciary or other person responsible for the investment of the assets of a Benefit Plan seeking to invest plan assets in the Shares must consult with their own counsel and consider, among other matters:
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whether the investment is consistent with the applicable provisions of ERISA and the Code;

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whether, under the facts and circumstances pertaining to the Benefit Plan in question, the fiduciary’s responsibility to the plan has been satisfied;

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in the case of a Benefit Plan subject to ERISA, whether the investment is in accordance with ERISA’s fiduciary requirements, including the duty to act solely in the interest of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them, as well as defraying reasonable expenses of plan administration, to invest plan assets prudently, and to diversify the investments of the plan, unless it is clearly prudent not to do so;

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the need to value the assets of the Benefit Plan annually or more frequently;

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whether the investment will ensure sufficient liquidity for the Benefit Plan;

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whether the investment is made in accordance with Benefit Plan documents;

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whether the investment would constitute or give rise to a non-exempt prohibited transaction under ERISA or the Code; and

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whether the investment will produce an unacceptable amount of unrelated business taxable income to the Benefit Plan.

ERISA also requires that, with certain exceptions, the assets of an employee benefit plan be held in trust and that the trustee, or a duly authorized named fiduciary or investment manager, have exclusive authority and discretion to manage and control the assets of the plan.
Prohibited Transactions
Section 406 of ERISA and Section 4975 of the Code prohibit certain transactions involving the assets of a Benefit Plan, and certain persons (referred to as “parties in interest” under ERISA or “disqualified persons” under the Code) having certain relationships to such Plans, unless a statutory or administrative exemption is applicable to the transaction. Such persons could include the Trust, the Advisor, the Co-Advisor and any of their respective affiliates. A party in interest or disqualified person who engages in a non exempt prohibited transaction may be subject to non deductible excise taxes and other penalties and liabilities under ERISA and the Code, and the transaction might have to be rescinded. In addition, a fiduciary who causes a Benefit Plan to engage in a non exempt prohibited transaction may be personally liable for any resultant loss incurred by the Benefit Plan and may be subject to other potential remedies. Benefit Plan fiduciaries should consult their own legal advisors as to whether such purchases could result in liability under ERISA or the Code.

Plan Asset Considerations
In order to determine how ERISA and the Code apply to an investment in the Shares by a Benefit Plan, a Benefit Plan fiduciary must consider whether an investment in the Shares will cause the Trust’s assets to be treated as assets of the investing Benefit Plan. The U.S. Department of Labor has issued a regulation, 29 CFR Section 2510.3 101, as modified by Section 3(42) of ERISA (the “Plan Asset Regulation”), describing what constitutes the assets of a Benefit Plan with respect to the Benefit Plan’s investment in an entity for purposes of certain provisions of ERISA, including the fiduciary responsibility provisions and prohibited transaction rules of Title I of ERISA and Section 4975 of the Code. Under the Plan Asset Regulation, the assets of an entity in which a Benefit Plan makes an equity investment will generally be deemed to be assets of the Benefit Plan, unless one of the exceptions to this general rule applies.
In the event that the Trust’s underlying assets were treated as the assets of investing Benefit Plans, the Trust’s management could be treated as fiduciaries with respect to such Benefit Plan and an investment in the Shares might constitute an ineffective delegation of fiduciary responsibility, and expose the fiduciary of the Benefit Plan to co-fiduciary liability under ERISA for any breach by the Advisors of the fiduciary duties mandated under ERISA. In addition, were the assets of the Trust considered “plan assets,” then the transactions of the Trust would be subject to the prohibited transaction rules described above.
Under the Plan Asset Regulation, because the Trust is registered as an investment company under the 1940 Act, the underlying assets of the Trust should not be considered to be “plan assets” of any Benefit Plan investing in the Trust for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, none of the Trust, the Master Fund or the Advisors should be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any Benefit Plan that becomes a Shareholder, solely as a result of the Benefit Plan’s investment in the Trust.
Annual Valuation
A fiduciary of an employee benefit plan subject to ERISA is required to determine annually the fair market value of each asset of the plan as of the end of the plan’s fiscal year and to file a report reflecting that value with the Department of Labor. When the fair market value of any particular asset is not available, the fiduciary is required to make a good faith determination of that asset’s fair market value, assuming an orderly liquidation at the time the determination is made. In addition, a trustee or custodian of an IRA or similar account must provide an IRA (or other account) participant with a statement of the value of the IRA (or other account) each year. In discharging its obligation to value assets of a plan, a fiduciary subject to ERISA must act consistently with the relevant provisions of the plan and the general fiduciary standards of ERISA.
Unless and until the Shares are listed on a national securities exchange, it is not expected that a public market for the Shares will develop. To date, neither the IRS nor the Department of Labor has promulgated regulations specifying how a plan fiduciary should determine the fair market value of shares when the fair market value of such shares is not determined in the marketplace.
The Trust intends to determine the NAV of Shares bi-monthly and at the end of each quarter during its offering period and quarterly thereafter. The Advisors will value the Master Fund’s assets in good faith on a periodic basis pursuant to the Master Fund’s valuation policy and consistently applied valuation process as approved by the Master Fund Board. Any assets for which market quotes are readily available will be valued at market value. For all other assets, the Master Fund Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Advisors. On a quarterly basis, the Master Fund Board will review the valuation determinations made with respect to the Master Fund’s investments during the preceding quarter and evaluate whether such determinations were made in a manner consistent with the Master Fund’s valuation process. The Trust will, in turn, utilize the NAV of the Master Fund Shares as determined by the Master Fund to determine NAV of the Shares. Valuations of Fund investments will be disclosed quarterly in reports filed with the SEC.

When determining the estimated value of the Shares, the estimated value of the Shares may be based upon a number of assumptions that may not be accurate or complete. The valuations are estimates and consequently should not necessarily be viewed as an accurate reflection of the fair value of the Trust’s investments nor will they necessarily represent the amount of net proceeds that would result from an immediate sale of the Trust’s assets.

Plan of Distribution
This is a continuous offering of Shares as permitted by the federal securities laws.
There is no minimum offering requirement before we can begin our activities.
The Trust is offering on a continuous basis up to 20,000,000 Shares. Substantially all of the net proceeds from the sale of Shares are to be invested by the Trust in Master Fund Shares.
Shares will be offered through NorthStar Securities at an offering price equal to the Trust’s then current NAV per Share, plus Organization and Offering Expenses, plus selling commissions and dealer manager fees of up to 2.0% and 2.0%, respectively, of the gross investment amount. In no event will the aggregate selling commissions, dealer manager fees and distribution and servicing fees exceed 8.0% of the aggregate gross proceeds raised in this offering. Shares may be purchased at each Bi-Monthly Closing.
NorthStar Securities acts as the dealer manager of the Shares on a best efforts basis pursuant to the dealer manager agreement with the Trust (the “Dealer Manager Agreement”), subject to various conditions but not subject to a contingency of any kind, and is not required to sell any specific number or dollar amount of Shares. The Trust will accept purchases of Shares as of each Bi-Monthly Closing. The Trust does not issue Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable Bi-Monthly Closing. Consequently, purchase proceeds do not represent capital of the Trust, and do not become assets of the Trust, until such date. Shares issued pursuant to the DRP will typically be issued each month on the same date that the Trust holds its first Bi-Monthly Closing for such month. In addition, in connection with any tender offers, which the Trust expects to conduct on a quarterly basis, the Trust expects to conduct repurchases on the same date that it holds its first Bi-Monthly Closing for the sale of Shares in this offering in such month.
The Trust will accept purchases of Shares as of each Bi-Monthly Closing. The Trust does not issue Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable Bi-Monthly Closing. Consequently, purchase proceeds do not represent capital of the Trust, and do not become assets of the Trust, until such date. Unless otherwise required by applicable law, any amounts received in advance of a purchase ultimately rejected by the Trust will be returned to the prospective investor without interest in such month.
To purchase Shares in this offering, an investor must complete a subscription agreement for a specific dollar amount and pay such amount at the time of subscription. Investors should make their checks payable to “NorthStar Real Estate Capital Income Fund-T.” Subscriptions will be effective only upon the Trust’s acceptance and the Trust reserves the right to reject any subscription in whole or in part. Pending acceptance of an investor’s subscription, proceeds will be deposited into an account for their benefit. An investor does not have the option of rescinding a purchase order after the Trust receives a subscription payment. The minimum initial investment is $4,000 for Shares. Additional purchases must be in increments of  $500, except for purchases made pursuant to the DRP or as otherwise permitted by the Trust. See “Distributions — Distribution Reinvestment Plan.”
If an investment is made through an IRA, Keogh plan or 401(k) plan, an approved trustee must process and forward the subscription to the Trust. In such case, the Trust will send the confirmation and notice of its acceptance to the trustee.
About the Dealer Manager
The dealer manager for this offering is NorthStar Securities. NorthStar Securities’ predecessor commenced operations in January 2009 and registered as a broker-dealer with the SEC and FINRA in April 2010. NorthStar Securities is an affiliate of NorthStar and serves or has served, as applicable, as the dealer manager for the public offerings of shares of NorthStar’s four non-traded REITs, NorthStar Income II and NorthStar/RXR, which are currently in their offering stages, and NorthStar Income and NorthStar Healthcare, which closed to new investors in July 2013 and December 2015, respectively. NorthStar Securities serves as dealer manager for the public offerings of shares of NorthStar Corporate Income Fund and NorthStar Corporate Income Fund-T. NorthStar Securities will also serve as the dealer manager for the public offering of shares of NorthStar Real Estate Capital Income Fund, another feeder fund of the Master Fund. NorthStar Securities receives compensation for services relating to this offering and provides certain sales, promotional and marketing services to the Trust in connection with the distribution of the Shares offered pursuant to this prospectus.
Compensation of the Dealer Manager and Selected Broker-Dealers
Except as provided below, in its capacity as dealer manager of this offering, NorthStar Securities receives selling commissions and dealer manager fees of up to 2.0% and 2.0%, respectively, of the Trust’s public offering price per Share with respect to each Share sold in this offering. NorthStar Securities will not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell Shares or give investment advice to a potential Shareholder except to a Selected Broker-Dealer. The Trust and its Shareholders will not pay selling commissions or dealer manager fees on Shares issued under the DRP. A portion of the dealer manager fee will be used to pay for expenses incurred in connection with the distribution of the Shares, such as training and education seminars organized by NorthStar Securities, certain business entertainment expenses, sales incentives, due diligence expenses (discussed more fully below), and certain gifts and other non-cash compensation received by the Selected Broker-Dealers. These expenses will be paid only from the dealer manager fee.
NorthStar Securities authorizes Selected Broker-Dealers to sell Shares. NorthStar Securities may re-allow all or a portion of its selling commissions attributable to a Selected Broker-Dealer. NorthStar Securities may allocate some amount of additional compensation from its dealer manager compensation to any Selected Broker-Dealers; however, if such additional compensation is paid, then the Selected Broker-Dealers that received the compensation may have additional responsibilities under the securities laws. As described above, NorthStar Securities may also, in its sole discretion, re-allow to any Selected Broker-Dealer all or a portion of its dealer manager fee for reimbursement of certain expenses incurred in connection with the distribution of Shares, such as training and education seminars organized by NorthStar Securities, certain business entertainment expenses, sales incentives, due diligence expenses (discussed more fully below), and certain gifts and other non-cash compensation received by the Selected Broker-Dealers. The amount of the reallowance will be based on such factors as the number of Shares sold or anticipated to be sold by the Selected Broker-Dealer and the assistance of the Selected Broker-Dealer in marketing this offering and due diligence expenses incurred. These expenses will be paid only from the dealer manager fee.
In addition to the payment by investors of selling commission and the dealer manager fees, the Trust reimburses NorthStar Securities and Selected Broker-Dealers for bona fide accountable due diligence expenses, which will be paid only to the extent that aggregate dealer manager fees and such reimbursements do not exceed 2.0% of the gross investment amount. The Trust expects to reimburse NorthStar Securities and Selected Broker-Dealers approximately 0.05% of the aggregate proceeds raised in this offering for accountable due diligence expenses. These due diligence expenses will be included in calculating the aggregate dealer manager fees of up to 2.0% of the Trust’s gross investment amount per Share.
In accordance with the Dealer Manager Agreement, the Participating Dealer Agreement and the Distribution and Shareholder Servicing Plan, beginning the first month after the close of the offering, Shares will be subject to a distribution and servicing fee at an annualized rate of 1.0% of the NAV per Share in order to compensate the dealer manager and participating broker-dealers and investment representatives for services and expenses related to the marketing, sale and distribution of the Trust. This annualized distribution and servicing fee is not expected to exceed 4.0% of the Trust’s gross proceeds from the offering. Because the distribution and servicing fee is paid out of Trust assets on a monthly basis, over time these fees will increase the cost of an investment in the Trust.
The Trust will cease incurring a distribution and servicing fee at the earlier of: (i) the date at which the underwriting compensation from all sources, including the distribution and servicing fees and underwriting compensation paid by the Trust and Shareholders, equals 8.0% of the gross proceeds from the offering, (ii) the date when the Distribution and Shareholder Servicing Plan between the Trust and the dealer manager terminates or is not continued, or (iii) the date at which a liquidity event occurs.

During the period when the Shares are subject to the distribution and servicing fee, distributions paid with respect to all Shares, including those issued pursuant to the DRP, will be reduced because the amount available for distributions will be reduced by the amount of distribution and servicing fees paid.
Beginning the second calendar quarter after the close of the offering, the dealer manager may, in its discretion, re-allow to participating broker-dealers and investment representatives up to 100.0% of the distribution and servicing fee for services that such broker-dealers perform in connection with the distribution of the Trust.
The distribution and servicing fee will accrue daily and be paid monthly in arrears. The distribution and servicing fee is payable with respect to all Shares.
To the extent permitted by applicable law and the Trust’s declaration of trust and bylaws, the Trust will indemnify participating Selected Broker-Dealers and NorthStar Securities against certain liabilities arising under the Securities Act of 1933 and liabilities arising from breaches of the Trust’s representations and warranties contained in the Dealer Manager Agreement. Selected Broker-Dealers participating in the offering of Shares are not obligated to obtain any subscriptions on the Trust’s behalf.
The Trust’s executive officers and trustees and their immediate family members, as well as trustees of the Advisors and their affiliates and their immediate family members and other individuals designated by management, and, if approved by the Board, joint venture partners, consultants and other service providers, may purchase Shares in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. There is no limit on the number of Shares that may be sold to such persons. In addition, the selling commissions and the dealer manager fee may be reduced or waived in the Trust’s discretion in connection with certain categories of sales including, but not limited to, sales to employees of Selected Broker-Dealers, sales made by certain Selected Broker-Dealers at the discretion of NorthStar Securities, sales through banks acting as trustees or fiduciaries and sales to the Trust’s affiliates. The Trust may also make certain sales directly to these groups designated by management or the dealer manager without a participating broker-dealer. For such direct sales, all selling commissions and dealer manager fees will be waived. The amount of net proceeds to the Trust will not be affected by reducing or eliminating the selling commissions or the dealer manager fee payable in connection with sales to such institutional investors and affiliates. The Advisors and their affiliates will be expected to hold their Shares purchased as Shareholders for investment and not with a view towards distribution.
Discounts
NorthStar Securities may, in its sole discretion, enter into an agreement with a Selected Broker-Dealer whereby such Selected Broker-Dealer may aggregate subscriptions on part of a combined order for the purpose of offering investors reduced aggregate selling commissions and/or dealer manager fees. The specific terms of any such arrangement will be subject to negotiation between NorthStar Securities and the Selected Broker-Dealer. Any reduction in the selling commissions and dealer manager fees would be prorated among the separate subscribers.
Transfer on Death Designation
Investors have the option of placing a transfer on death, or TOD, designation on their Shares purchased in this offering. A TOD designation transfers ownership of Shares to an investor’s designated beneficiary upon his or her death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of Shares. However, this option is not available to residents of the State of Louisiana. If a Shareholder would like to place a TOD designation on his or her Shares, the Shareholder must complete and return the TOD form available upon request to the Trust in order to effect the designation.

Investor Suitability
An investment in the Trust involves a considerable amount of risk. A Shareholder may lose money. Shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. For the foreseeable future, there is not expected to be any public market for the Shares, which means that it may be difficult for Shareholders to sell Shares. As a result, the Trust has established suitability standards which require investors to have either (i) a net worth (not including home, furnishings and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000. The Trust’s suitability standards also require that a potential investor: (1) can reasonably benefit from an investment in the Trust based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective Shareholder’s overall financial situation; and (3) has apparent understanding of  (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the Shares, (d) the background and qualifications of the Advisors and (e) the tax consequences of the investment.
In the case of sales to fiduciary accounts, these suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the Shares or by the beneficiary of the account. These suitability standards are intended to help ensure that, given the long-term nature of an investment in the Shares, the Trust’s and the Master Fund’s investment objectives and the relative illiquidity of the Shares, Shares are an appropriate investment for prospective investors. NorthStar Securities and the participating broker-dealers selling Shares on the Trust’s behalf must make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each prospective Shareholder based on information provided by the prospective Shareholder regarding the prospective Shareholder’s financial situation and investment objectives. Each participating broker-dealer is required to maintain for six years records of the information used to determine that an investment in Shares is suitable and appropriate for a prospective Shareholder.
In purchasing Shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing Shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

Distributions
Subject to the Board’s discretion and applicable legal restrictions, the Trust intends to authorize and declare distributions on a bi-monthly basis and pay such distributions on a monthly basis beginning no later than the first month after Shares are first sold to the public. Distributions may also be made in the form of taxable stock dividends.
Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in capital surplus, which is a nontaxable distribution) will be furnished to Shareholders. The distributions are expected to be paid using distributions received from the Master Fund, net of any Trust operating expenses. Generally, the Master Fund intends to pay distributions from cash flow from operations. However, the Master Fund’s organizational documents permit it to pay distributions from any source, including borrowings, sales of assets and offering proceeds contributed to it by the Trust. Fund’s distributions may exceed the Master Fund’s cash flow from operations, especially during the period before the Master Fund has substantially invested the proceeds from this offering. Additionally, some distributions may be paid through the partial waiver of fees by the Advisors. As a result, a portion of the Master Fund’s distributions may constitute a return of capital to the Trust. To the extent that the Trust pays distributions to Shareholders using proceeds it receives from Fund distributions, such Trust distributions would similarly constitute a return of investor capital and will lower an investor’s tax basis in his or her Shares. Reducing a Shareholder’s tax basis in his or her Shares will have the effect of increasing his or her gain (or reducing loss) on a subsequent sale of Shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Master Fund’s investment activities. There can be no assurance that the Trust or the Master Fund will be able to pay distributions at a specific rate or at all.
For so long as each of the Trust and the Master Fund qualify as a RIC, generally, neither the Trust nor the Master Fund will have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders from its tax earnings and profits. In order to qualify for and maintain RIC tax treatment, each of the Trust and the Master Fund must distribute on a timely basis with respect to each tax year dividends of an amount at least equal to the sum of 90% of its “investment company taxable income,” determined without regard to any deduction for dividends paid, and its net tax-exempt interest income for such tax year.
During the period when the Shares are subject to the distribution and servicing fee, distributions paid with respect to all Shares, including those issued pursuant to the DRP, will be reduced because the amount available for distributions will be reduced by the amount of distribution and servicing fees paid. The distribution and servicing fees are ongoing fees that are not paid at the time of purchase.
Distribution Support Agreement
Pursuant to the Distribution Support Agreement between the Master Fund and NorthStar Realty, a publicly-traded REIT managed by an affiliate of NorthStar, NorthStar Realty has agreed to purchase up to an aggregate of  $10.0 million in Master Fund Shares, of which $2.0 million will be contributed to the Master Fund as the Seed Capital Investment, from time to time at the current NAV per Master Fund Share until the earlier of  (a) two (2) years from the date the Trust, or another investment company registered under the 1940 Act which has a principal investment strategy of investing substantially all of its assets in the Master Fund, first commences an offering, or (b) the date upon which neither the Advisor nor any of its affiliates is serving as the Master Fund’s investment advisor. In no event shall NorthStar Realty be required to purchase in the aggregate greater than $10.0 million in Master Fund Shares, including the Seed Capital Investment. If the cash distributions the Master Fund pays for any month exceed the Master Fund’s net investment income for such month, NorthStar Realty will purchase Master Fund Shares following the end of each month for an aggregate purchase price equal to the amount by which the distributions paid to Master Fund Shareholders exceed the Master Fund’s net investment income for such month, up to an amount equal to a 7.0% cumulative, non-compounded annual return on Master Fund Shareholders’ invested capital prorated for such month. Notwithstanding NorthStar Realty’s obligations pursuant to the Distribution Support Agreement, the Master Fund is not required to pay distributions to its Master Fund Shareholders, including the Trust, at a rate of 7.0% per annum or at all. Further, an $10.0 million investment in the Master Fund by the parties in accordance with the Distribution Support Agreement may not be sufficient to enable the Master Fund to pay distributions to Master Fund Shareholders at a rate of at least 7.0% per annum during the term of the agreement. Distributions funded from offering proceeds pursuant to the Distribution Support Agreement may constitute a return of capital, which is a return of an investor’s investment rather than a return of earnings or gains derived from investment activities. Distributions constituting a return of capital will lower a Shareholder’s tax basis in his or her Shares. Reducing a Shareholder’s tax basis in his or her Shares will have the effect of increasing his or her gain (or reducing loss) on a subsequent sale of Shares. After the Distribution Support Agreement with NorthStar Realty has terminated, the Master Fund and, consequently, the Trust may not have sufficient cash available to pay distributions at the rate it had paid during preceding periods or at all.

Distribution Reinvestment Plan
The Trust has adopted an “opt in” distribution reinvestment plan pursuant to which Shareholders may elect to have the full amount of their cash distributions reinvested in additional Shares. Participants in the DRP are free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the DRP. If a Shareholder does not elect to participate in the DRP, the Shareholder will automatically receive any distributions the Trust declares in cash. For example, if the Board authorizes, and the Trust declares, a cash distribution, then if a Shareholder has “opted in” to the DRP, the Shareholder will have the cash distribution reinvested in additional Shares, rather than receiving the cash distribution. The Trust expects to issue Shares pursuant to the DRP at the Bi-Monthly Closing conducted on the day of or immediately following each distribution payment date at a price equal to the NAV per Share that is used to determine the offering price of the Shares on the date of such Bi-Monthly Closing. Shares issued pursuant to the DRP will have the same voting rights as Shares offered pursuant to this prospectus.
If a Shareholder wishes to receive their distributions in cash, no action will be required by the Shareholder. If a Shareholder is a registered Shareholder, the Shareholder may elect to have their entire distribution reinvested in Shares by notifying the Trust in writing at the address set forth below so that such notice is received by the Trust no later than the record date for distributions to Shareholders. If a Shareholder elects to reinvest their distributions in additional Shares, the Trust will set up an account for Shares acquired through the DRP and will hold such Shares in non-certificated form. If Shares are held by a broker or other financial intermediary, a Shareholder may “opt in” to the DRP by notifying their broker or other financial intermediary of their election.
The Trust uses newly issued Shares under the DRP. The number of Shares the Trust issues to a Shareholder is determined by dividing the total dollar amount of the cash distribution payable to the Shareholder by a price equal to the NAV per Share on the date of issuance.
There are no selling commissions, dealer manager fees or other sales charges to a Shareholder if they elect to participate in the DRP.
If a Shareholder elects to have his or her cash distributions reinvested in additional Shares, the Shareholder generally is subject to the same federal, state and local tax consequences as the Shareholder would have had if the Shareholder elected to receive their distributions in cash. A Shareholder’s basis for determining gain or loss upon the sale of Shares received in a distribution from the Trust will be equal to the total dollar amount of the distribution payable in cash. Any Shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the Shares are credited to the Shareholder’s account.
The Trust reserves the right to amend, suspend or terminate the DRP. A Shareholder may terminate their account under the DRP by delivering a written notice to the Trust at the address set forth below. All correspondence concerning the DRP should be directed to the Trust by mail at NorthStar Real Estate Capital Income Fund-T, c/o DST System, Inc., 430 West 7th Street, Kansas City, MO 64105-1407. A Shareholder may obtain a copy of the DRP by contacting the Trust.

Brokerage Allocation and Other Practices
The Trust anticipates investing substantially all of its net assets in the Master Fund in private transactions that will not involve brokerage commissions or markups. Similarly, since the Master Fund intends to generally acquire and dispose of its investments in privately negotiated transactions, the Master Fund expects to infrequently use brokers in the normal course of its business. Subject to policies established by the Master Fund Board, the Advisors are primarily responsible for the execution of the publicly-traded securities portion of the Master Fund’s portfolio transactions and the allocation of brokerage commissions. The Advisors do not execute transactions through any particular broker or dealer, but seek to obtain the best net results for the Master Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Advisors will generally seek reasonably competitive trade execution costs, the Master Fund will not necessarily pay the lowest spread or commission available, as the ultimate decision will be based upon whether the transaction represents the best qualitative execution for the Master Fund. Subject to applicable legal requirements, the Master Fund may consider a broker based upon the full range and quality of a broker’s services, including the value of research, execution capability, commission rate, firm reputation, willingness and ability to commit capital, access to investment opportunities, market knowledge, size and breadth of the market for the investment and the size of and difficulty in executing the order. In return for such services, the Master Fund may pay a higher commission than other brokers would charge if the Advisors determine in good faith that such commission is reasonable in relation to the services provided.
FISCAL YEAR; REPORTS
For accounting purposes, the Trust’s and the Master Fund’s fiscal years will end on December 31. The Trust’s and the Master Fund’s tax years will end on December 31. As soon as practicable after the end of each calendar year, the Trust will furnish to Shareholders a statement on Form 1099-DIV identifying the sources of the distributions paid by the Trust to Shareholders for U.S. federal income tax purposes. In addition, the Trust will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
An independent registered public accounting firm for the Trust and the Master Fund performs an annual audit of the Trust’s and the Master Fund’s financial statements. The Board and the Master Fund Board have engaged             , located at             , to serve as the Trust’s and the Master Fund’s independent registered public accounting firm.
CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
            , which has its principal office at             , serves as custodian for the Trust and the Master Fund.             , which has its principal office at             , serves as the Trust’s distribution paying agent, transfer agent and registrar.
LEGAL MATTERS
Clifford Chance US LLP, New York, New York, serves as legal counsel to the Trust.
AVAILABLE INFORMATION
A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Trust with the SEC. The prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the Shares offered hereby, reference is made to the registration statement. A copy of the registration statement may be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549 or on the EDGAR database on the SEC’s website at http://www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Privacy Notice
The Trust is committed to protecting the privacy of its Shareholders. This privacy notice explains the privacy policies of the Trust and its affiliates. This notice supersedes any other privacy notice Shareholders may have received from the Trust.
The Trust will safeguard, according to strict standards of security and confidentiality, all information the Trust receives about Shareholders. The only information the Trust collects from Shareholders is their name, address, number of Shares held and their social security number. This information is used only so that the Trust can send Shareholders annual reports, semi-annual reports and other information about the Trust, and send Shareholders other information required by law.
The Trust does not share this information with any non-affiliated third party except as described below.
•
Authorized third-party contractors of the Advisors.   It is the Trust’s policy that only authorized third-party contractors of the Advisors who need to know a Shareholder’s personal information will have access to it.

•
Service providers.   The Trust may disclose a Shareholder’s personal information to companies that provide services on the Trust’s or the Master Fund’s behalf, such as record keeping, processing the Shareholder’s trades and mailing the Shareholder information. These companies are required to protect the Shareholder’s information and use it solely for the purpose for which they received it.

•
Courts and government officials.   If required by law, the Trust may disclose a Shareholder’s personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

Inquiries
Inquiries concerning the Trust and the Shares should be directed to:
Investor Services
NorthStar Real Estate Capital Income Fund-T
399 Park Avenue, 18th Floor
New York, New York 10022
Telephone: (212) 547-2600
Attn: Investor Relations

Index to Financial Statements
F-1

Maximum Offering of 20,000,000 Common Shares
NorthStar Real Estate Capital Income Fund-T
PROSPECTUS
           , 2016

PART C — OTHER INFORMATION
ITEM 25.   FINANCIAL STATEMENTS AND EXHIBITS
(1)
Financial Statements:

Part A:	Part A: Not applicable, as Registrant has not commenced operations.
Part B:	Financial Statements**
(2)
Exhibits:

(a)	Amended and Restated Declaration of Trust*
(b)	Bylaws**
(c)	Not applicable.
(d)	Not applicable.
(e)	Distribution Reinvestment Plan**
(f)	Not applicable.
(g)(1)	Trust Advisory Agreement*
(g)(2)	Master Fund Advisory Agreement*
(g)(3)	Trust Co-Advisory Agreement*
(g)(4)	Master Fund Co-Advisory Agreement*
(h)(1)	Form of Dealer Manager Agreement*
(h)(2)	Form of Participating Dealer Agreement*
(j)	Form of Custodian Agreement**
(k)(1)	Form of Distribution Support Agreement*
(k)(2)	Form of Organizational and Offering Expense Limitation Agreement**
(k)(3)	Form of Transfer Agency Agreement**
(k)(4)	Distribution and Shareholder Servicing Plan**
(k)(5)	Form of Agreement to Limit Reimbursements to Advisor**
(l)	Opinion of Clifford Chance US LLP**
(n)(2)	Consent of Clifford Chance US LLP (Included in Opinion of Clifford Chance US LLP)
(n)(4)	Consent of Independent Registered Public Accounting Firm**
(p)	Form of Subscription Agreement**
(r)(1)	Joint Code of Ethics of the Trust, Advisor and Co-Advisor**
(r)(2)	Code of Ethics of the Dealer Manager**

*
Filed herewith.

**
To be filed by an amendment.

ITEM 26.   MARKETING ARRANGEMENTS
The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

ITEM 27.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:
SEC registration fees		$19,070
FINRA filing fee	$	*
Blue sky expenses	$	*
Advertising and sales literature	$	*
Accounting fees and expenses	$	*
Legal fees and expenses	$	*
Printing	$	*
Seminars	$	*
Miscellaneous fees and expenses	$	*
Total	$	*

The amounts set forth above, except for the SEC and FINRA fees, are in each case estimated.
ITEM 28.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
See “Management,” “Conflicts of Interest” and “Control Persons and Principal Holders of Securities” in the prospectus contained herein.
ITEM 29.   NUMBER OF HOLDERS OF SECURITIES
The following table sets forth the number of record holders of the Registrant’s shares as of            , 2016.
Title of Class	Number of Record Holders
Common Shares, $0.001 par value
ITEM 30.   INDEMNIFICATION
The information contained under the headings “Description of Securities — Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses,” “Management of the Trust and the Master Fund — Compensation of Executive Officers” and “Plan of Distribution — Compensation of the Dealer Manager and Selected Broker-Dealers” is incorporated herein by reference.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.
The Registrant carries liability insurance for the benefit of its trustees and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.
The Registrant has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

ITEM 31.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
The descriptions of the Advisors under the captions “The Advisors” and “Portfolio Management” in the prospectus are incorporated by reference herein. For information as to the business, profession, vocation or employment of a substantial nature in which the Advisors and each of their executive officers and directors is or has been, during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the information set forth in each Advisors’ Form ADV (File No.              ), as filed with the SEC and incorporated herein by reference.
ITEM 32.   LOCATION OF ACCOUNTS AND RECORDS
All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of:
(1)
the Registrant, NorthStar Real Estate Capital Income Fund-T, 399 Park Avenue, 18th Floor, New York, New York 10022;

(2)
the Trust’s transfer agent,          ;

(3)
the Master Fund’s transfer agent,          ;

(4)
the Custodian,          ;

(5)
the Advisor, NSAM B-RECF Ltd, 11 Waterloo Lane, Pembroke, HM 08, Bermuda; and

(6)
the Co-Advisor, NSAM US-RECF, LLC, 399 Park Avenue, 18th Floor, New York, New York 10022.

ITEM 33.   MANAGEMENT SERVICES
Not applicable.
ITEM 34.   UNDERTAKINGS
(1)
The Registrant hereby undertakes to suspend the offering of its shares until it amends its prospectus if  (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)
Not applicable.

(3)
Not applicable.

(4)
The Registrant hereby undertakes:

(a)
to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)
to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)
to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)
that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)
to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)
that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e)
that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)
any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

(2)
the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)
any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5)
The Registrant hereby undertakes that:

(a)
for the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the registration statement as of the time it was declared effective; and

(b)
for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)
The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pembroke, Country of Bermuda, on February 3, 2016.
NorthStar Real Estate Capital Income Fund-T
BY:	/s/ Daniel R. Gilbert
Name:	Daniel R. Gilbert
Title:	Chief Executive Officer and President
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:
Signature	Title	Date
/s/ Daniel R. Gilbert Daniel R. Gilbert	Chairman of the Board of Trustees, Chief Executive Officer and President	February 3, 2016
/s/ Frank V. Saracino Frank V. Saracino	Chief Financial Officer and Treasurer	February 3, 2016

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pembroke, Country of Bermuda, on February 3, 2016.
NorthStar Real Estate Capital Income Master Fund
BY:	/s/ Daniel R. Gilbert
Name:	Daniel R. Gilbert
Title:	Chief Executive Officer and President
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:
Signature	Title	Date
/s/ Daniel R. Gilbert Daniel R. Gilbert	Chairman of the Board of Trustees, Chief Executive Officer and President	February 3, 2016
/s/ Frank V. Saracino Frank V. Saracino	Chief Financial Officer and Treasurer	February 3, 2016

exhibit index
Ex-99(a)	Amended and Restated Declaration of Trust
Ex-99(g)(1)	Trust Advisory Agreement
Ex-99(g)(2)	Master Fund Advisory Agreement
Ex-99(g)(3)	Trust Co-Advisory Agreement
Ex-99(g)(4)	Master Fund Co-Advisory Agreement
Ex-99(h)(1)	Form of Dealer Manager Agreement
Ex-99(h)(2)	Form of Participating Dealer Agreement
Ex-99(k)(1)	Form of Distribution Support Agreement